Certain confidential information contained in this document, marked by “[***]”, has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) is the type of information that the Company treats as private or confidential. Certain schedules (or similar attachments) also marked by “[***]” have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

EXECUTION        Exhibit 10.1.1
AMENDMENT NO. 1 TO THE BASE INDENTURE
This Amendment No. 1 (this “Amendment”) to the Base Indenture (as defined below) is entered into as of December 19, 2025, by and among LOANDEPOT FAMSR MASTER TRUST, as issuer (the “Issuer”), CITIBANK, N.A. (“Citibank”), as indenture trustee (in such capacity, the “Indenture Trustee”), LOANDEPOT.COM, LLC (“loanDepot”), as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”) and NOMURA CORPORATE FUNDING AMERICAS, LLC (“Nomura”), as administrative agent (the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Base Indenture (as defined below).
W I T N E S S E T H:
WHEREAS, the Issuer, Citibank, as Indenture Trustee, as calculation agent (in such capacity, the “Calculation Agent”), as paying agent (in such capacity, the “Paying Agent”) and as securities intermediary (in such capacity, the “Securities Intermediary”), the Administrator, the Servicer, and the Administrative Agent are parties to that certain Base Indenture dated as of November 14, 2025 (as further amended, restated, supplemented, or otherwise modified from time to time, the “Base Indenture”);
WHEREAS, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent have agreed, subject to the terms and conditions of this Amendment, that the Base Indenture be amended to reflect certain agreed upon revisions to the terms of the Base Indenture;
WHEREAS, pursuant to Section 12.1(b) of the Base Indenture, the Issuer, the Administrator, the Servicer, the Administrative Agent and the Indenture Trustee may amend the Base Indenture for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of the Base Indenture, without the consent of any of the Noteholders or any other Person, upon (i) delivery of an Issuer Tax Opinion, (ii) delivery to the Indenture Trustee of an Officer’s Certificate to the effect that the Issuer reasonably believes that such amendment could not have a material Adverse Effect on any Outstanding Notes and is not reasonably expected to have a material Adverse Effect at any time in the future, and (iii) each Note Rating Agency currently rating the Outstanding Notes confirms in writing to the Indenture Trustee that such amendment will not cause a Ratings Effect on any Outstanding Notes;
WHEREAS, as of the date hereof and prior to the execution of this Amendment, no Outstanding Note is rated;

WHEREAS, pursuant to Section 12.3 of the Base Indenture, the Issuer shall also deliver to the Indenture Trustee an Opinion of Counsel stating that the execution of such amendment to the Base Indenture is authorized and permitted by the Base Indenture and that all conditions precedent thereto have been satisfied (the “Authorization Opinion”), and pursuant to Section 1.3 of the Base Indenture, the Issuer shall deliver an Officer’s Certificate stating that all conditions precedent, if any, provided for in the Base Indenture relating to a proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with; and
WHEREAS, pursuant to Section 11.1 of the Trust Agreement, prior to the execution of any amendment to any Transaction Documents to which the Issuer is a party, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Trust Agreement and that all conditions precedent have been met.
NOW THEREFORE, in consideration of the premises and mutual agreements herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent hereby agree as follows:
SECTION 1. Amendments to the Base Indenture. Effective as of the date hereof, the Base Indenture is hereby amended (a) to delete the red stricken text or move green stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~ and ~~stricken text~~) and (b) to add the blue or green double-underlined text (indicated textually in the same manner as the following examples: double-underlined text and double-underlined text), in each case, as set forth in the marked copy of the Base Indenture, along with those certain exhibits, schedules and appendices to the Base Indenture, attached hereto as Annex A hereto and made a part hereof for all purposes.
Article ISECTION 2. Conditions to Effectiveness of this Amendment. This Amendment shall become effective upon the latest to occur of the following:

(a)the execution and delivery of this Amendment by all parties hereto;
(b)the delivery of an Authorization Opinion;
(c)the delivery of an Issuer Tax Opinion;
(d)the Administrative Agent shall have provided its prior written consent to this Amendment;

(e)the Issuer shall have furnished to the Indenture Trustee (1) an Officer’s Certificate stating that (A) all conditions precedent, if any, provided for in the Base Indenture relating to the proposed action have been complied with and (B) the Issuer reasonably believes that such amendment could not have a material Adverse Effect on any Outstanding Notes and is not reasonably expected to have a material Adverse Effect at any time in the future and (2) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with; and
(f)the delivery of an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Trust Agreement and that all conditions precedent have been met.
SECTION 3. Authorization and Direction. The Indenture Trustee is hereby authorized and directed to execute this Amendment.
SECTION 4. No Default; Representations and Warranties. loanDepot and the Issuer hereby represents and warrants to the Indenture Trustee and the Administrative Agent that as of the date hereof it is in compliance with all the terms and provisions set forth in the Base Indenture on its part to be observed or performed and remains bound by the terms thereof, and that no Event of Default has occurred or is continuing on the date hereof, and hereby confirms and reaffirms the representations and warranties contained in Section 9.1 of the Base Indenture.
SECTION 5. Single Agreement. Except as expressly amended and modified by this Amendment, all of the terms and conditions of the Base Indenture remain in full force and effect and are hereby reaffirmed.
SECTION 6. Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.
SECTION 7. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
SECTION 8. Limited Effect. Except as expressly amended and modified by this Amendment, the Base Indenture shall continue to be, and shall remain, in full force and effect in accordance with its terms.
SECTION 9. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS

AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING THE STATUTES OF LIMITATIONS AND OTHER PROCEDURAL LAWS THEREOF (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
SECTION 10. Counterparts. This Amendment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment. The parties agree that this Amendment, any addendum or amendment hereto or any other document necessary for the consummation of the transactions contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention.
SECTION 11. No Recourse. It is expressly understood and agreed by the parties to this Amendment that (i) the Issuer is a statutory trust existing as a separate legal entity under Delaware law, and each of the representations, warranties, covenants, agreements and obligations (including payment and indemnification obligations), if any, of the Issuer under this Amendment are solely the obligation of the Issuer; provided that any such obligations shall be limited recourse obligations, payable solely from the Trust Estate, as set forth in the Base Indenture, (ii) no recourse may be taken, directly or indirectly, with respect to such representations, warranties, covenants, agreements and obligations, if any, of the Issuer set forth in this Amendment or any related document, against Wilmington Savings Fund Society, FSB (“WSFS”), in its individual capacity or in its capacity as Owner Trustee of the Issuer, (iii) nothing herein contained shall be construed as creating any obligation or liability on the part of WSFS, individually or personally or as Owner Trustee, to perform any covenant or obligation under this Amendment, either expressed or implied, contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, (iv) WSFS has not verified and has made no and will make no investigation as to the accuracy or completeness of any representation, warranty or covenant, if any, of the Issuer, and (v) under no circumstances shall WSFS be personally liable for the payment of any indebtedness, indemnities or expenses of the Issuer or be liable for the performance, breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment and any other agreement related hereto. Other than as set forth in the Trust Agreement, (i) the duties and obligations of the Issuer hereunder will be performed by the Administrator, pursuant to authority granted to it under the Trust Agreement, as applicable, and (ii) under no circumstances shall the Owner Trustee have any duty or obligation to monitor, exercise or perform the rights, duties or obligations of the Issuer hereunder.
SECTION 12. Consent to A&R Acknowledgment Agreement. The Administrative Agent hereby consents to the execution of the Amended and Restated Acknowledgment Agreement, dated as of December 19, 2025, by and among the Federal National Mortgage Association, the Indenture Trustee, and the Servicer.
[Signatures appear on the following pages]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.
LOANDEPOT FAMSR MASTER TRUST, as Issuer

By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee

By:/s/ Devon C.A. Reverdito
Name: Devon C.A. Reverdito
Title: Vice President

LOANDEPOT.COM, LLC, as Administrator and Servicer

By:/s/ David Hayes
Name: David Hayes
Title: CFO

NOMURA CORPORATE FUNDING AMERICAS, LLC, as Administrative Agent

By:/s/ David Zack
Name: David Zack
Title: Executive Director

CITIBANK, N.A., as Indenture Trustee, and not in its individual capacity

By:/s/ Valerie Delgado
Name: Valerie Delgado
Title: Senior Trust Officer

ANNEX A
[attached]

CONFORMED THROUGH AMENDMENT NO. 1
BASE INDENTURE
LOANDEPOT FAMSR MASTER TRUST,
as Issuer
and
CITIBANK, N.A.,
as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary
and
LOANDEPOT.COM, LLC,
as Servicer and Administrator
and
NOMURA CORPORATE FUNDING AMERICAS, LLC,
as Administrative Agent

Dated as of November 14, 2025
LOANDEPOT FAMSR MASTER TRUST
MSR COLLATERALIZED NOTES, ISSUABLE IN SERIES

TABLE OF CONTENTS
Page
Section 1.1.    Definitions.    4
Section 1.2.    Interpretation.    42
Section 1.3.    Compliance Certificates and Opinions.    43
Section 1.4.    Form of Documents Delivered to Indenture Trustee.    43
Section 1.5.    Acts of Noteholders.    44
Section 1.6.    Notices, etc., to Indenture Trustee, Issuer, Administrator, the Administrative Agent and Note Rating Agencies.    45
Section 1.7.    Notices to Noteholders; Waiver.    46
Section 1.8.    Administrative Agent.    47
Section 1.9.    Effect of Headings and Table of Contents.    48
Section 1.10.    Successors and Assigns.    49
Section 1.11.    Severability of Provisions.    49
Section 1.12.    Benefits of Indenture.    49
Section 1.13.    Governing Law.    49
Section 1.14.    Counterparts.    49
Section 1.15.    Submission to Jurisdiction; Waivers.    50
Section 1.16.    Electronic Signatures and Transmission.    51
Article II

The Trust Estate    52
Section 2.1.    Contents of Trust Estate.    52
Section 2.2.    Asset Files.    53
Section 2.3.    Duties of Custodian with Respect to the Asset Files.    55
Section 2.4.    Application of Trust Money.    56
Article III

Administration of Participation Certificate; Reporting to Investors    56
Section 3.1.    Duties of the Calculation Agent.    56
Section 3.2.    Reports by Administrator and Indenture Trustee.    58
Section 3.3.    Annual Statement as to Compliance; Notice of Default; Reports.    62
Section 3.4.    Access to Certain Documentation and Information.    64
Section 3.5.    Indenture Trustee to Make Reports Available.    65
Article IV

The Trust Accounts; Payments    67
Section 4.1.    Trust Accounts.    67
Section 4.2.    Collections and Disbursements of Collections by Servicer.    68
i

Section 4.3.    Fundings.    69
Section 4.4.    Interim Payment Dates.    71
Section 4.5.    Payment Dates.    72
Section 4.6.    Series Reserve Account; Expense Reserve Account.    77
Section 4.7.    Collection and Funding Account.    79
Section 4.8.    Note Payment Account.    80
Section 4.9.    Securities Accounts.    80
Section 4.10.    Notice of Adverse Claims.    83
Section 4.11.    No Gross Up.    83
Section 4.12.    Advance Rate Reduction Event Trigger Period, Early Amortization Period, Early Termination Event Period and Full Amortization Period.    83
Article V

Note Forms    84
Section 5.1.    Forms Generally.    84
Section 5.2.    Forms of Notes.    85
Section 5.3.    Reserved.    86
Section 5.4.    Book-Entry Notes.    86
Section 5.5.    Beneficial Ownership of Global Notes.    88
Section 5.6.    Notices to Depository.    89
Article VI

The Notes    89
Section 6.1.    General Provisions; Notes Issuable in Series; Terms of a Series or Class Specified in an Indenture Supplement.    89
Section 6.2.    Denominations.    91
Section 6.3.    Execution, Authentication and Delivery and Dating.    91
Section 6.4.    Temporary Notes.    92
Section 6.5.    Registration, Transfer and Exchange.    92
Section 6.6.    Mutilated, Destroyed, Lost and Stolen Notes.    98
Section 6.7.    Payment of Interest; Interest Rights Preserved; Withholding Taxes.    99
Section 6.8.    Persons Deemed Owners.    100
Section 6.9.    Cancellation.    100
Section 6.10.    New Issuances of Notes.    100
Article VII

Satisfaction and Discharge; Cancellation of Notes Held by the Issuer or loanDepot    103
Section 7.1.    Satisfaction and Discharge of Indenture.    103
Section 7.2.    Application of Trust Money.    104

Section 7.3.    Cancellation of Notes Held by the Issuer or loanDepot.    104
Section 7.4.    Termination of Servicer’s Servicing Rights; Fannie Mae’s Rights.    104
Article VIII

Events of Default and Remedies    106
Section 8.1.    Events of Default.    106
Section 8.2.    Acceleration of Maturity; Rescission and Annulment.    109
Section 8.3.    Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.    110
Section 8.4.    Indenture Trustee May File Proofs of Claim.    110
Section 8.5.    Indenture Trustee May Enforce Claims Without Possession of Notes.    111
Section 8.6.    Application of Money Collected.    111
Section 8.7.    Sale of Collateral Requires Consent of Noteholders.    112
Section 8.8.    Limitation on Suits.    112
Section 8.9.    Limited Recourse.    113
Section 8.10.    Restoration of Rights and Remedies.    113
Section 8.11.    Rights and Remedies Cumulative.    113
Section 8.12.    Delay or Omission Not Waiver.    114
Section 8.13.    Control by Noteholders.    114
Section 8.14.    Waiver of Past Defaults.    114
Section 8.15.    Sale of Trust Estate.    115
Section 8.16.    Undertaking for Costs.    116
Section 8.17.    Waiver of Stay or Extension Laws.    116
Section 8.18.    Notice of Waivers.    116
Article IX

The Issuer    116
Section 9.1.    Representations and Warranties of Issuer.    116
Section 9.2.    Liability of Issuer; Indemnities.    120
Section 9.3.    Merger or Consolidation, or Assumption of the Obligations, of the Issuer.    122
Section 9.4.    Issuer May Not Own Notes.    123
Section 9.5.    Covenants of Issuer.    123
Article X

The Administrator and Servicer    127
Section 10.1.    Representations and Warranties of loanDepot, as Administrator and as Servicer.    127
Section 10.2.    Covenants of loanDepot, as Administrator and as Servicer.    130
Section 10.3.    Negative Covenants of loanDepot.    135

Section 10.4.    Liability of loanDepot, as Administrator and as Servicer; Indemnities.    137
Section 10.5.    Merger or Consolidation, or Assumption of the Obligations, of loanDepot.    139
Article XI

The Indenture Trustee    140
Section 11.1.    Certain Duties and Responsibilities.    140
Section 11.2.    Notice of Defaults.    141
Section 11.3.    Certain Rights of Indenture Trustee.    141
Section 11.4.    Reserved    145
Section 11.5.    Indenture Trustee’s Appointment as Attorney-In-Fact.    145
Section 11.6.    Money Held in Trust.    147
Section 11.7.    Compensation and Reimbursement, Limit on Compensation, Reimbursement and Indemnity.    147
Section 11.8.    Corporate Indenture Trustee Required; Eligibility.    148
Section 11.9.    Resignation and Removal; Appointment of Successor.    149
Section 11.10.    Acceptance of Appointment by Successor.    151
Section 11.11.    Merger, Conversion, Consolidation or Succession to Business.    151
Section 11.12.    Appointment of Authenticating Agent.    151
Section 11.13.    Authorization.    153
Section 11.14.    Representations and Covenants of the Indenture Trustee.    153
Section 11.15.    Indenture Trustee’s Application for Instructions from the Issuer.    153
Section 11.16.    Authorization and Direction.    153
Article XII

Amendments and Indenture Supplements    154
Section 12.1.    Supplemental Indentures and Amendments Without Consent of Noteholders.    154
Section 12.2.    Supplemental Indentures and Amendments with Consent of Noteholders.    156
Section 12.3.    Execution of Amendments.    158
Section 12.4.    Effect of Amendments.    158
Section 12.5.    Reference in Notes to Indenture Supplements.    158
Article XIII

Early Redemption of Notes    158
Section 13.1.    Optional Redemption.    158
Section 13.2.    Notice.    160

Article XIV

Miscellaneous    160
Section 14.1.    No Petition.    160
Section 14.2.    No Recourse.    160
Section 14.3.    Tax Treatment.    161
Section 14.4.    Alternate Payment Provisions.    161
Section 14.5.    Termination of Obligations.    161
Section 14.6.    Final Payment.    161
Section 14.7.    Base Servicing Fee.    162
Section 14.8.    Owner Trustee Limitation of Liability.    162
Section 14.9.    Communications with Rating Agencies.    163
Section 14.10.    Authorized Representatives.    163
Section 14.11.    Performance of the Issuer’s Duties by the Owner Trustee and the Administrator.    164
Section 14.12.    Noteholder or Note Owner Communications with the Indenture Trustee.    164

v

SCHEDULES AND EXHIBITS

Schedule 1    Participation Certificate Schedule
Schedule 2    Participation Agreement Schedule
Schedule 3    Reserved
Schedule 4    Required Information Regarding Portfolio
Schedule 5    Wire Instructions
Exhibit A-1    Form of Global Rule 144A Note
Exhibit A-2    Form of Definitive Rule 144A Note
Exhibit A-3    Form of Global Regulation S Note
Exhibit A-4    Form of Definitive Regulation S Note
Exhibit B-1    Form of Transferee Certificate for Transfers of Notes pursuant to Rule 144A
Exhibit B-2    Form of Transferee Certificate for Transfer of Notes pursuant to Regulation S
Exhibit C-1    Authorized Representatives of the Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary
Exhibit C-2    Authorized Representatives of the Servicer and the Administrator
Exhibit C-3    Authorized Representatives of the Administrative Agent
Exhibit C-4    Authorized Representatives of the Issuer
Exhibit C-5    Authorized Representatives of Disposition Manager
Exhibit D    Form of Certificate of Authentication of Indenture Trustee and Authenticating Agent
Exhibit E    Form of Indenture Supplement
Exhibit F    Form of Risk Retention Certification
Exhibit G    Supplemental Information Report
Exhibit H    Form of Notice and Release of Lien
Exhibit I    Form of Funding Certification

PREAMBLE
This Base Indenture (together with the exhibits and schedules hereto, as amended, supplemented, restated, or otherwise modified from time to time, the “Base Indenture,” and collectively with the Indenture Supplements (as defined herein), the “Indenture”), is made and entered into as of November 14, 2025 (the “Closing Date”), by and among LOANDEPOT FAMSR MASTER TRUST, a statutory trust organized under the laws of the State of Delaware (the “Issuer”), CITIBANK, N.A., a national banking association, in its capacity as Indenture Trustee (the “Indenture Trustee”), and as Calculation Agent, Paying Agent and Securities Intermediary (in each case, as defined herein), LOANDEPOT.COM, LLC, a limited liability company organized under the laws of the State of Delaware (“loanDepot”), as Administrator (as defined herein) and as Servicer (as defined herein), and NOMURA CORPORATE FUNDING AMERICAS, LLC (“NCFA”), a Delaware limited liability company, as an Administrative Agent (as defined herein). Capitalized terms have the meanings specified in Section 1.1.
PRELIMINARY STATEMENT
WHEREAS, pursuant to the Participation Agreement, loanDepot has created the Participation Certificate, which represents a Participation Interest in Excess Spread;

WHEREAS, pursuant to the PC Repurchase Agreement, (i) loanDepot, as Repo Seller, has sold to the Issuer, as Repo Buyer, all of its right, title and interest in, to and under the Participation Certificate and (ii) loanDepot has pledged all of its residual right, title and interest in MSRs to the Repo Buyer;

WHEREAS, on the Closing Date, the parties are entering into this Base Indenture, providing for, among other things, the Issuer’s authority to issue different Series of Notes from time to time, on the terms and subject to the conditions set forth herein;

    WHEREAS, the Issuer, has duly authorized the execution and delivery of this Base Indenture to provide for the issuance on or after the date hereof of a Variable Funding Note and Term Note and potential future issuances of Term Notes and additional Variable Funding Notes, in each case, to be issued in one (1) or more Series and/or Classes as will be specified in the related Indenture Supplement for such Series; and

    WHEREAS, all things necessary to make this Base Indenture a valid agreement of the Issuer, in accordance with its terms, have been done.

    NOW, THEREFORE, in consideration of the mutual agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

GRANTING CLAUSE
Subject to the interests and rights of Fannie Mae as set forth below and in the Acknowledgment Agreement and the Fannie Mae Requirements, the Issuer hereby Grants to the Indenture Trustee for the benefit and security of the Noteholders, and solely with respect to the Expense Reserve Account, to the Indenture Trustee, in its individual capacity (each, a “Secured Party” and collectively, the “Secured Parties”), a security interest in all its right, title and interest in and to the following, whether now owned or hereafter acquired and wherever located (collectively, the “Collateral”), and all monies, “securities,” “instruments,” “accounts,” “general intangibles,” “payment intangibles,” “goods,” “letter of credit rights,” “chattel paper,” “financial assets,” “investment property” (the terms in quotations are defined in the UCC) and other property consisting of, arising from or relating to any of the following:
(i)all right, title and interest of the Issuer in, to and under the Participation Certificate and all monies due or to become due thereon, and all amounts received or receivable with respect thereto, and all proceeds thereof (including “proceeds” as defined in the UCC in effect in all relevant jurisdictions, including all amounts collected by the Servicer, any Eligible Interim Servicer, any interim servicer or any Subservicer on its behalf for servicing compensation (not including Ancillary Income) under the Participation Certificate);
(ii)all rights and claims of the Issuer as Repo Buyer under the PC Repurchase Agreement;
(iii)all rights and claims of the Issuer to the additional collateral pledged to the Issuer to support loanDepot’s obligations under the PC Repurchase Agreement, including any and all rights (A) as assignee of loanDepot to rights to payment on the Participation Certificate, and under all related documents, instruments and agreements pursuant to which loanDepot acquired, or acquired an interest in, the Participation Certificate and (B) as pledgee of the Covered MSRs;
(iv)all rights and claims of the Issuer under the Subordination of Interest Agreement;
(v)the Trust Accounts and all amounts and property on deposit or credited to the Trust Accounts from time to time (whether or not constituting or derived from payments, collections or recoveries received, made or realized in respect of the Participation Certificate);
(vi)any rights in the Dedicated Account and to the amounts on deposit therein;
(vii)all other monies, securities, reserves and other property now or at any time in the possession of the Indenture Trustee or its bailee, agent or custodian and relating to any of the foregoing; and

(viii)all present and future claims, demands, causes and choses in action in respect of any and all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in respect of, any and all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.
The Security Interest in the Trust Estate is Granted to secure the Notes issued pursuant to this Base Indenture (and the obligations under this Base Indenture and any Indenture Supplement) equally and ratably without prejudice, priority or distinction between any Note and any other Note by reason of difference in time of issuance or otherwise, except as otherwise expressly provided in this Base Indenture or in any Indenture Supplement, and to secure (1) the payment of all amounts due on such Notes, (2) the payment of all other sums payable by the Issuer under this Base Indenture or any Indenture Supplement and (3) compliance by the Issuer with the provisions of this Base Indenture or any Indenture Supplement. This Base Indenture, as it may be supplemented, including by each Indenture Supplement, is a security agreement within the meaning of the UCC.
The Indenture Trustee acknowledges the Grant of such Security Interest, and agrees to perform the duties herein in accordance with the terms hereof.
Notwithstanding anything to the contrary in this Base Indenture or any of the other Transaction Documents, the security interest of the Indenture Trustee for the benefit of the Noteholders created hereby with respect to the Participation Certificate and the Covered MSRs is subject to the following provisions, which provisions shall be included in each financing statement filed in respect hereof:
“The Security Interest described in this financing statement is subordinate to all rights of Fannie Mae under (i) the terms of an Acknowledgment Agreement with respect to the Security Interest (as defined therein) among Fannie Mae, loanDepot.com, LLC (the “Servicer”) and Citibank, N.A., solely as Indenture Trustee under the Base Indenture and not in its individual capacity, (ii) the Subordination of Interest Agreement, with respect to the Security Interest (as defined therein), among Fannie Mae and the Servicer, and (iii) the Mortgage Selling and Servicing Contract, the Fannie Mae Selling Guide, the Fannie Mae Servicing Guide and all supplemental servicing instructions or directives provided by Fannie Mae, all applicable master agreements, recourse agreements, repurchase agreements, indemnification agreements, loss-sharing agreements, and any other agreements between Fannie Mae and the Servicer, and all as amended, restated or supplemented from time to time (collectively, the “Fannie Mae Lender Contract”), which rights include the right of Fannie Mae to terminate the Fannie Mae Lender Contract with or without cause and the right to sell, or have transferred, the Servicing Rights.”

The Issuer hereby authorizes the Administrator, on behalf of the Issuer and the Indenture Trustee, and its assignees, successors and designees to file one or more UCC financing statements, financing statement amendments and continuation statements to perfect the security interest granted above. In addition, the Issuer hereby consents to the filing of a financing statement describing the Collateral covered thereby as “all assets of the Debtor, now owned or hereafter acquired,” or such similar language as the Administrator, on behalf of the Indenture Trustee, and its assignees, successors and designees may deem appropriate.
Subject to the interests and rights of Fannie Mae as set forth in this Base Indenture, the Acknowledgment Agreement and the Fannie Mae Requirements, the parties hereto intend that the Security Interest Granted under this Base Indenture shall give the Indenture Trustee on behalf of the Secured Parties a first priority perfected security interest in, to and under the Collateral, and all other property described in this Base Indenture as a part of the Trust Estate and all proceeds of any of the foregoing in order to secure the obligations of the Issuer to the Indenture Trustee and the Noteholders under the Notes, this Base Indenture, the related Indenture Supplement, and all of the other Transaction Documents. The Indenture Trustee on behalf of the Secured Parties shall have all the rights, powers and privileges of a secured party under the UCC. The Issuer agrees to execute and file all filings (including filings under the UCC) and take all other actions reasonably necessary in any jurisdiction to provide third parties with notice of the Security Interest Granted pursuant to this Base Indenture and to perfect such Security Interest under the UCC.
AGREEMENTS OF THE PARTIES
To set forth or to provide for the establishment of the terms and conditions upon which the Notes are to be authenticated, issued and delivered, and in consideration of the premises and the purchase of Notes by the Noteholders thereof, it is mutually covenanted and agreed as set forth in this Base Indenture, for the equal and proportionate benefit of all Noteholders of the Notes or of a Series or Class thereof, as the case may be.
LIMITED RECOURSE
The obligation of the Issuer to make payments of principal, interest and other amounts on the Notes is limited in recourse as set forth in Section 8.9.
Article I

Definitions and Other Provisions of General Application
Section 1.1.Definitions.
Capitalized terms used herein shall have the meanings indicated below:
1933 Act: The Securities Act of 1933.
1934 Act: The Securities Exchange Act of 1934.

Acknowledgment Agreement: The Amended and Restated Acknowledgment Agreement, dated as of December 19, 2025, by and among Fannie Mae, loanDepot, the Issuer, the Administrative Agent and the Indenture Trustee.
Act: When used with respect to any Noteholder, as defined in Section 1.5.
Action: When used with respect to any Noteholder, as defined in Section 1.5.
Adjusted Tangible Net Worth: As defined in the Pricing Side Letter (as defined in the PC Repurchase Agreement).
Adjusted Termination Fee: If Fannie Mae terminates the Servicer’s contractual right to service without cause, the positive difference (if any) of (i) the termination fee calculated in accordance with the Fannie Mae Servicing Guide minus (ii) (A) the Gross Proceeds, or (B) the Appraised Market Value, whichever is applicable.
Administration Agreement: The Administration Agreement, dated as of the Closing Date, by and between the Issuer and the Administrator.
Administrative Agent: (a) As of the Closing Date, NCFA or any Affiliate thereof or any successor thereto in respect of the Series of Notes for which it is designated as an Administrative Agent therefor in the related Indenture Supplement, and (b) in respect of any Series, the Person(s) specified in the related Indenture Supplement. Unless the context indicates otherwise in any Indenture Supplement for such Indenture Supplement, each reference to the “Administrative Agent” herein or in any other Transaction Document shall be deemed to constitute a collective reference to each Person that is an Administrative Agent. If (x) any Person that is an Administrative Agent resigns as an Administrative Agent in respect of all Series for which it was designated as the Administrative Agent or (y) all of the Notes in respect of each Series for which any Person was designated as the Administrative Agent are repaid or redeemed in full, such Person shall cease to be an “Administrative Agent” for purposes hereof and each other Transaction Document.
Administrative Expenses: Any amounts due from or accrued for the account of the Issuer with respect to any period for any administrative expenses incurred by the Issuer, including, (i) to any accountants, agents, counsel and other advisors of the Issuer (other than the Owner Trustee) for reasonable and customary fees and expenses; (ii) to any other person in respect of any governmental fee, charge or tax; (iii) to any other Person (other than the Owner Trustee) in respect of any other fees or expenses permitted under this Base Indenture (including indemnities) and the documents delivered pursuant to or in connection with this Base Indenture and the Notes; (iv) any and all fees and expenses of the Issuer incurred in connection with its entry into and the performance of its obligations under any of the agreements contemplated by this Base Indenture; (v) the orderly winding up of the Issuer following the cessation of the transactions contemplated by this Base Indenture; and (vi) any and all other reasonable and customary fees and expenses incurred by the Issuer in connection with the transactions contemplated by this Base Indenture, but not in duplication of any amounts specifically provided for in respect of the Indenture Trustee, the Owner Trustee, the Administrator or any VFN Noteholder.

Administrator: loanDepot, in its capacity as the Administrator on behalf of the Issuer, and any successor to loanDepot in such capacity.
Advance Rate: With respect to any Series of Notes, and for any Class within such Series, if applicable, the percentage specified as its “Advance Rate” in the Indenture Supplement for such Series.
Advance Rate Reduction Event: If applicable, as defined in the related Indenture Supplement.
Advance Rate Reduction Event Reserve Amount: Amounts on deposit in the Collection and Funding Account that are designated as “Advance Rate Reduction Event Reserve Amounts” therein and are reserved for the purpose of satisfying the Advance Rate Reduction Event Reserve Required Amount.
Advance Rate Reduction Event Reserve Required Amount: As defined in the related Indenture Supplement.
Advance Rate Reduction Event Trigger Period: As defined in the related Indenture Supplement.
Advance Rate Trigger Event: The occurrence of an Advance Rate Trigger 1 Event or an Advance Rate Trigger 2 Event.
Advance Rate Trigger 1 Event: Occurs when [***]%.
Advance Rate Trigger 2 Event: The occurrence of any of the following: [***]%.
Adverse Claim: A lien, security interest, charge, encumbrance or other right or claim of any Person (other than (A) the liens created in favor of the Secured Parties or assigned to the Secured Parties by (i) this Base Indenture, (ii) the PC Repurchase Agreement or (iii) any other Transaction Document, (B) the rights of Fannie Mae under the Fannie Mae Lender Contract or (C) the Owner Trustee Lien).
Adverse Effect: Whenever used in this Base Indenture with respect to any Series or Class of Notes and any event, means that such event is reasonably likely, at the time of its occurrence, to (i) result in the occurrence of an Event of Default relating to such Series or Class of Notes, (ii) materially adversely affect (A) the amount of funds available to be paid to the Noteholders of such Series or Class of Notes pursuant to this Base Indenture, (B) the timing of such payments or (C) the rights or interests of the Noteholders of such Series or Class, (iii) materially adversely affect the Security Interest of the Indenture Trustee for the benefit of the Secured Parties in the Collateral unless otherwise permitted by this Base Indenture, or (iv) materially adversely affect the collectability of the Collateral.
Affiliate: With respect to any specified Person, entity, any other entity controlling or controlled by or under common control with such specified entity. For the purposes of this definition, “control” when used with respect to a specified entity means the power to direct the management and policies of such entity, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” having meanings correlative to the foregoing; provided, however, any Permitted Holder or any joint venture for which Seller or LD Holdings Group LLC owns less than [***] of the equity interests therein shall not be considered an Affiliate for purposes of this Agreement or any other Program Agreement.
Ancillary Income: All income derived from a Mortgage Loan (other than the Servicing Fee and payments or other collections in respect of principal, interest, escrow payments and prepayment penalties (if any) attributable to such Mortgage Loan) and to which the Servicer or any Subservicer, as the servicer or subservicer of the Mortgage Loan, is entitled in accordance with the Fannie Mae Lender Contract, including, (i) all late charges, fees received with respect to checks or bank drafts returned by the related bank for insufficient funds, assumption fees, optional insurance administrative fees, all interest, income, or credit on funds deposited in the escrow accounts and custodial accounts or other receipts on or with respect to such Mortgage Loan (subject to Applicable Law and the Fannie Mae Lender Contract), (ii) reconveyance fees, subordination fees, speedpay fees, mortgage pay on the web fees, automatic clearing house fees, demand statement fees, modification fees, if any, and other similar types of fees arising from or in connection with any Mortgage Loan to the extent not otherwise payable by the mortgagor under Applicable Law or pursuant to the terms of the related Mortgage Note, and (iii) any incentive fees payable by FHA under the applicable FHA Mortgage Insurance Contract, by USDA under the USDA Loan Guarantee Document, or by VA under the applicable VA Loan Guaranty Agreement, as applicable, to the Servicer or any Subservicer, as servicer or subservicer of the Mortgage Loans, including incentive amounts payable in connection with Mortgage Loan modifications and other loss mitigation activities.
Applicable Law: As defined in Section 4.1.
Applicable Rating: For each Class of Notes, the rating(s) specified as such for such Class in the related Indenture Supplement, if applicable. Only those rating(s) specified for any Class of Notes that are made at the request of the Issuer shall be applicable for purposes of this Base Indenture.
Appraised Market Value: For any MSR, the appraised market value established in accordance with the Fannie Mae Servicing Guide.
Asset File: The documents described in Section 2.2 pertaining to a particular Participation Certificate.
Assignment of Subordination of Interest Agreement: The Assignment of Subordination of Interest Agreement, dated as of November 14, 2025, by and between the Issuer and the Indenture Trustee.
Authenticating Agent: Any Person authorized by the Indenture Trustee to authenticate Notes under Section 11.12.

Authorized Representative: As defined in Section 14.10.
Authorized Signatory: With respect to any entity, each Person duly authorized to act as a signatory of such entity at the time such Person signs on behalf of such entity.
Available Amount: The sum of (a) either (1) if Fannie Mae chooses to market the New Servicing Rights, the Gross Proceeds, or (2) if Fannie Mae chooses to keep the Servicing Rights, the Appraised Market Value, plus, if applicable, (b) the Adjusted Termination Fee (if any).
Available Funds: With respect to:
(i)     any Interim Payment Date, (A) all Collections on the Participation Certificate received during the related Collection Period and on deposit in the Collection and Funding Account, plus (B) any other funds of the Issuer that the Issuer (or the Administrator on behalf of the Issuer) identifies to the Indenture Trustee to be treated as “Available Funds” with respect to any Series of Notes for such Interim Payment Date (including any cash amounts that are on deposit in the Collection and Funding Account which the Administrator has instructed the Indenture Trustee to apply in accordance with Section 4.4(iii); and
    (ii)    any Payment Date, (A) all Collections on the Participation Certificate received during the related Collection Period and on deposit in the Collection and Funding Account, plus (B) any income from Permitted Investments in Trust Accounts that have been established for the benefit of all Series of Notes, plus (C) any other funds of the Issuer that the Issuer (or the Administrator on behalf of the Issuer) identifies to the Indenture Trustee to be treated as “Available Funds” with respect to any Series of Notes for such Payment Date (including any cash amounts that are on deposit in the Collection and Funding Account which the Administrator has instructed the Indenture Trustee to apply in accordance with Section 4.5(a)(1)(viii) plus (D) any amounts released from a Series Reserve Account under an Indenture Supplement.
Bankruptcy Code: The Bankruptcy Reform Act of 1978, 11 U.S.C. §§ 101 et seq.
Base Indenture: As defined in the Preamble.
Base Servicing: The portion of the value of the Covered MSRs represented by the Base Servicing Fee, all other income and all servicing expenses.
Base Servicing Fee: As defined in the Participation Agreement.
Book-Entry Notes: A note registered in the name of the Depository or its nominee, ownership of which is reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository); provided, that after the occurrence of a condition whereupon Definitive Notes are to be issued to Note Owners, such Book-Entry Notes shall no longer be “Book-Entry Notes”.

Borrowing Base: As of any date of determination, an amount equal to the aggregate related Collateral Value (as calculated using clause (b) of the definition of Market Value Percentage) of the Portfolio.
Borrowing Base Deficiency: The positive difference, if any, of:
(i)     the aggregate VFN Principal Balances of all Outstanding Series of VFNs; and
(ii)     the sum of:
(a)     the product of: (1) the difference between (A) the more recent of the Borrowing Base on the Borrowing Base Determination Date preceding such date of determination, or the Interim Borrowing Base on the Interim Borrowing Base Determination Date preceding such date of determination and (B) the aggregate of the Term Note Series Invested Amounts for all Notes; provided, however, that to the extent the amount set forth in clause (1)(A) is less than the amount in clause (1)(B), a Borrowing Base Deficiency will exist in an amount equal to the positive excess, if any, of the amount in clause (1)(B) over the amount in clause (1)(A), and (2) (A) the Weighted Average Advance Rate in respect of all Outstanding Series of VFNs or (B) if the calculation in clause (1) above is a negative number, the highest Advance Rate in respect of any Class of VFNs; and
(b)     any cash amounts that are on deposit in the Collection and Funding Account that were deposited by the Administrator prior to the Payment Date or Interim Borrowing Base Payment Date, as applicable, which the Administrator has instructed the Indenture Trustee to reserve in the Collection and Funding Account pursuant to this Base Indenture; provided, however, that after making the allocations specified in Section 4.4 and 4.5(a)(1) of this Base Indenture on the applicable Payment Date or Interim Borrowing Base Payment Date, for the purposes of subsequently determining the Borrowing Base or if a Borrowing Base Deficiency exists, credit shall be given to cash amounts that are on deposit in the Collection and Funding Account that the Administrator has specified that it intends to retain therein after such Payment Date or Interim Borrowing Base Payment Date (including any amounts deposited therein to cure a Borrowing Base Deficiency);
Borrowing Base Determination Date: The Business Day of the month on which the interest rate indices were quoted and that will subsequently be used by the MSR Valuation Agent to prepare its Market Value Report based on the information contained in the MSR Monthly Report.
Borrowing Capacities: For any Outstanding Series of VFNs on any date, the difference between (i) the related Maximum VFN Principal Balance on such date and (ii) the related VFN Principal Balance on such date.
Business Day: For any Class of Notes, any day other than (i) a Saturday or Sunday or (ii) any other day on which (x) national banking associations or state banking institutions in New

York, New York, the State of California or the city and state where the Corporate Trust Office is located or (y) the Federal Reserve Bank of New York are authorized or obligated by law, executive order or governmental decree to be closed.
Calculation Agent: The same Person who serves at any time as the Indenture Trustee, or an Affiliate of such Person, as calculation agent pursuant to the terms of this Base Indenture.
Cash Equivalents: As defined in the Pricing Side Letter (as defined in the PC Repurchase Agreement).
Cash Proceeds: The cash proceeds received by the Seller in connection with (i) a Permitted Disposition or (ii) the termination of the Servicer as servicer by Fannie Mae.
Certificate of Authentication: The certificate of the Indenture Trustee or the alternative certificate of the Authenticating Agent, substantially in the form attached hereto in Exhibit D.
Certificate of Trust: The original Certificate of Trust filed for the Trust on December 29, 2023, pursuant to the Trust Agreement, dated as of December 29, 2023, and Section 3810(a) of the Statutory Trust Statute, as amended by the Amended Certificate of Trust filed for the Trust on June 11, 2025.
Certificate Registrar: As defined in the Trust Agreement.
Certificateholder: As defined in the Trust Agreement.
Citibank: Citibank, N.A. and any successor or assign thereto.
Class: With respect to any Notes, the class designation assigned to such Note in the related Indenture Supplement. A Series issued in one class, with no class designation in the related Indenture Supplement, may be referred to herein as a “Class”.
Class Invested Amount: As of any date of determination:
(i)    for any Class of a Series of Variable Funding Notes, an amount equal to: (i) the sum of (A) the outstanding Note Balance of such Class (as reduced by (1) the Scheduled Principal Payment Amount actually paid on such Class on such Payment Date, if applicable, (2) the Advance Rate Reduction Event Reserve Amount on deposit in the Collection and Funding Account on such Payment Date in respect of such Class, if applicable, (3) the Early Amortization Event Payment Amount actually paid on such Class on such Payment Date, if applicable, and (4) the Early Termination Event Payment Amount actually paid on such Class on such Payment Date, if applicable), plus (B) the aggregate outstanding Note Balances of all Classes of Variable Funding Notes (as reduced by (1) the Scheduled Principal Payment Amount actually paid on such Classes on such Payment Date, if applicable, (2) the Advance Rate Reduction Event Reserve Amount on deposit in the Collection and Funding Account on such Payment Date in respect of such Classes, if applicable, (3) the Early Amortization Event Payment Amount actually paid on such Classes on such Payment Date, if applicable, and (4) the Early

Termination Event Payment Amount actually paid on such Classes on such Payment Date, if applicable) within the same Series of Variable Funding Notes that are senior to or pari passu with such Class on such date and not otherwise captured in clause (A), divided by (ii) the Advance Rate in respect of such Class of Variable Funding Notes; and

    (ii)    for any Class of a Series of Term Notes, an amount equal to: (i) the sum of (A) the outstanding Note Balance of such Class (as reduced by (1) the Scheduled Principal Payment Amount actually paid on such Class on such Payment Date, if applicable, (2) the Advance Rate Reduction Event Reserve Amount on deposit in the Collection and Funding Account in respect of such Class on such Payment Date, if applicable, (3) the Early Amortization Event Payment Amount actually paid on such Class on such Payment Date, if applicable, and (4) the Early Termination Event Payment Amount actually paid on such Class on such Payment Date, if applicable), plus (B) the aggregate outstanding Note Balances of all Classes of Term Notes within the same Series of Term Notes (as reduced by (1) the Scheduled Principal Payment Amount actually paid on such Classes on such Payment Date, if applicable, (2) the Advance Rate Reduction Event Reserve Amount on deposit in the Collection and Funding Account on such Payment Date in respect of such Classes, if applicable, (3) the Early Amortization Event Payment Amount actually paid on such Classes on such Payment Date, if applicable, and (4) the Early Termination Event Payment Amount actually paid on such Classes on such Payment Date, if applicable) that are senior to or pari passu with such Class on such date and not otherwise captured in clause (A), divided by (ii) the highest Advance Rate in respect of such Class of Term Notes.
Clearing Corporation: As defined in Section 8-102(a)(5) of the UCC.
Clearstream: Clearstream Banking, S.A., and any successor thereto.
Closing Date: Shall mean November 14, 2025.
Code: The Internal Revenue Code of 1986.
Collateral: As defined in the Granting Clause.
Collateral Value: As of the applicable Determination Date, the difference between (i) the product of (A) the related Market Value Percentage and (B) the unpaid principal balance of the Portfolio as of the close of business on such date of determination and (ii) the Stop-Loss Cap; provided, however, that (i) the unpaid principal balance of any Portfolio Mortgage Loans being serviced by an Eligible Interim Servicer shall be eligible to be included in the calculation of “Collateral Value” for a period of time no longer than [***] after the related MSRs become Covered MSRs, and (ii) the aggregate unpaid principal balance of the Mortgage Loans serviced by an Eligible Interim Servicer may not exceed [***]% of the Collateral Value of all MSRs relating to the Portfolio Mortgage Loans, unless, in either case, consented to by the Administrative Agent.

Collection and Funding Account: The separate non-interest-bearing trust account which shall be an Eligible Account, established and maintained pursuant to Section 4.1 and Section 4.7 and entitled “Citibank, N.A., as Indenture Trustee for the loanDepot FAMSR Master Trust MSR Collateralized Notes, Collection and Funding Account” or such of the foregoing that can be reflected on the account systems of the institution maintaining such account.
Collection Period: (i) For the first Interim Payment Date or Payment Date, the period beginning on the Cut-off Date and ending at the end of the day before the Determination Date for such Interim Payment Date or Payment Date, and (ii) for each subsequent Interim Payment Date or Payment Date, the period beginning at the opening of business on the most recent preceding monthly Determination Date and ending as of the close of business on the day before the Determination Date for such Interim Payment Date or Payment Date.
Collections: As defined in the PC Repurchase Agreement.
Control, Controlling or Controlled: The possession of the power to direct or cause the direction of the management or policies of a Person through the right to exercise voting power or by contract, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.
Corporate Trust Office: For each Series of Notes, as specified in the related Indenture Supplement.
Covered MSRs: has the meaning assigned to such term in the Participation Agreement.
Cumulative Default Supplemental Fee Shortfall Amount: For each Payment Date and each Class of Notes, any portion of the Default Supplemental Fee (including the Cumulative Default Supplemental Fee Shortfall Amount for that Class for a previous Payment Date as set forth in the definition of “Default Supplemental Fee”) that has not been paid, if any, plus accrued and unpaid interest at the applicable Note Interest Rate plus the Default Supplemental Fee Rate on such shortfall from the Payment Date on which the shortfall first occurred through but excluding the current Payment Date.
Cumulative Interest Shortfall Amount: For each Payment Date and each Class of Notes, any portion of the Interest Payment Amount (calculated under clause (i) or clause (ii), as applicable, of the definition thereof, if applicable) for that Class for all previous Payment Dates that has not been paid if any, plus accrued and unpaid interest at the applicable Note Interest Rate plus the Cumulative Interest Shortfall Amount Rate on each such shortfall from the Payment Date on which such shortfall first occurred to but excluding the current Payment Date.
Cumulative Interest Shortfall Amount Rate: As defined in the related Indenture Supplement.
Cumulative Step-Up Fee Shortfall Amount: For each Payment Date and each Class of Notes, any portion of the Step-Up Fee (including the Cumulative Step-Up Fee Shortfall Amount for that Class for a previous Payment Date as set forth in the definition of “Step-Up Fee”) that has not been paid, if any, plus accrued and unpaid interest at the applicable Note Interest Rate and plus the Step-Up Fee Rate on such shortfall from the Payment Date on which the shortfall first occurred through but excluding the earlier of the current Payment Date, or the date such amounts are paid, as applicable.
Current Business Operations: The origination, servicing and sale of residential mortgages, home equity loans, consumer loans and other financial assets; the acquisition of newly originated residential mortgages and other financial assets; the acquisition of mortgage servicing rights and servicing rights for other financial assets; the acquisition of residential mortgage-backed securities; real estate services; title insurance; settlement services; appraisal management services; default-related services to servicers and asset managers; title services; insurance brokerage; issuing, sponsoring, providing placement services, pooling of or acquisition of publicly offered and privately issued mortgage-backed securities, mortgage participation certificates and pools of un-securitized mortgage loans and related ancillary activities. Placement services include, but are not limited to, providing structuring advice, writing marketing materials and soliciting investors.
Current Amounts Due: With respect to Fannie Mae, [***]%.
Custodian: As defined in Section 2.3(a).
Cut-off Date: Shall mean the initial Issuance Date.
Debtor: Shall mean the Issuer.
Default Supplemental Fee: As defined in the related Indenture Supplement, if applicable.
Default Supplemental Fee Rate: As defined in the related Indenture Supplement, if applicable.
Definitive Note: A Note issued in definitive, fully registered form evidenced by a physical Note, substantially in the form of one or more of the Definitive Notes hereto as Exhibit A-2 and Exhibit A-4 hereto.
Depository: Initially, DTC, the nominee of which is Cede & Co., and any permitted successor depository. The Depository shall at all times be a Clearing Corporation.
Depository Agreement: For any Series or Class of Book-Entry Notes, the agreement among the Issuer, the Indenture Trustee and the Depository, dated as of the related Issuance Date, relating to such Notes.
Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.
Determination Date: In respect of any Payment Date or Interim Payment Date, [***] before such Payment Date or Interim Payment Date.

Determination Date Report: A report delivered by the Administrator as described in Section 3.2(a), which shall be delivered in the form of one or more electronic files.
Disposition Management Agreement: The Disposition Management Agreement, dated as of November 14, 2025, by and among the Disposition Manager, the Indenture Trustee, loanDepot and the Administrative Agent.
Disposition Manager: Pentalpha Surveillance LLC.
Disposition Manager Fee: As set forth in the Disposition Management Agreement.
Distributable Funds: An amount equal to the Available Amount less the Minimum Reserve Amount.
Distribution Compliance Date: The last day of the Distribution Compliance Period.
Distribution Compliance Period: In respect of any Regulation S Global Note or Regulation S Definitive Note, the forty (40) consecutive days beginning on and including the later of (a) the day on which any Notes represented thereby are offered to persons other than distributors (as defined in Regulation S under the 1933 Act) pursuant to Regulation S and (b) the Issuance Date for such Notes.
DTC: The Depository Trust Company, the nominee of which is Cede & Co.
Early Amortization Event: As defined in the related Indenture Supplement, if applicable.
Early Amortization Event Payment Amount: As defined in the related Indenture Supplement, if applicable.
Early Amortization Period: For all Series of Notes, the period that begins upon the occurrence of an Early Amortization Event and ends on the date when the Early Amortization Event is no longer in effect, pursuant to the requirements set forth in Section 4.12.
Early Termination Event: For each Series of Notes, as defined in the related Indenture Supplement, if applicable.
Early Termination Event Payment Amount: For each Series of Notes, as defined in the related Indenture Supplement, if applicable.
Early Termination Event Period: For all Series of Notes, the period that begins upon the occurrence of an Early Termination Event and ends on the date when the Early Termination Event is no longer in effect, pursuant to the requirements set forth in Section 4.12.
Eligible Account: Any of (i) an account or accounts maintained with an insured depository institution that meets the rating requirements adopted by Fannie Mae and set forth in the Fannie Mae Lender Contract, and that is (w) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws of the United

States, (x) a banking or savings and loan association duly organized, validly existing and in good standing under the applicable laws of any state, (y) a national banking association duly organized, validly existing and in good standing under the federal banking laws of the United States, or (z) a principal subsidiary of a bank holding company; or (ii) a trust account maintained in the trust department of a federal or state chartered depository institution or trust company in the United States, acting in its fiduciary capacity, having capital and surplus of not less than $50,000,000, and that meets the rating requirements adopted by Fannie Mae and set forth in the Fannie Mae Lender Contract.
Eligible Interim Servicer: An established mortgage servicer that (A)(i) has been a Fannie Mae approved seller/servicer for at least [***], (ii) services mortgage loans with an aggregate unpaid principal balance greater than or equal to $[***]and (iii) has a servicer rating of at least “[***]” by S&P, “[***]” by Moody’s or “[***]” by Fitch and (B) is a party to an Eligible Interim Servicing Agreement. For avoidance of doubt, the parties acknowledge and agree that nothing herein impairs or shall be deemed to impair the sole and absolute right of Fannie Mae to appoint, or to approve or deny a request for transfer to, a servicer of the Covered MSRs.
Eligible Interim Servicing Agreement: means an agreement (i) that has been approved in writing by the Repo Buyer under the PC Repurchase Agreement, (ii) the interim servicer of which is an Eligible Interim Servicer, and (iii) that has not been assigned or amended in any respect that is materially adverse to Noteholders with respect to the remittance of servicing fees or advance reimbursements without the prior written consent of Repo Buyer under the PC Repurchase Agreement.
Eligible Subservicer: As defined in the PC Repurchase Agreement.
Eligible Subservicing Agreement: As defined in the PC Repurchase Agreement.
Entitlement Order: As defined in Section 8-102(a)(8) of the UCC.
ERISA: The Employee Retirement Income Security Act of 1974.
Euroclear: Euroclear Bank S.A./N.V. as operator of the Euroclear System, and any successor thereto.
Event of Default: As defined in Section 8.1.
Examination: As defined in Section 3.4.
Examining Parties: As defined in Section 3.4.
Excess Spread: As defined in the Participation Agreement.
Expense Limit: With respect to: (i) expenses and indemnification amounts (A) in any year, for the [***], and (B) for any single Payment Date, for [***] provided, that the Expense Limit shall only apply to payments made pursuant to Sections 4.5(a)(1)(i) and (ii), and Sections 4.5(a)(2)(i) and (ii), to the extent provided in such sections; and provided, further, that any amounts in excess of the Expense Limit that have not been paid pursuant to Section 4.5 may be applied toward and subject to the Expense Limit for the subsequent year and may be paid in a subsequent year.
Expense Reserve Account: The segregated non-interest-bearing trust account or accounts, each of which shall be an Eligible Account, established and maintained pursuant to Section 4.1 and Section 4.6, and entitled “Citibank, N.A., as Indenture Trustee for the loanDepot FAMSR Master Trust MSR Collateralized Notes, Expense Reserve Account”.
Expense Reserve Required Amount: With respect to any date of determination, $[***].
Facility Entity: As defined in Section 9.5(i).
Fannie Mae: As defined in the PC Repurchase Agreement.
Fannie Mae Approvals: As defined in the PC Repurchase Agreement.
Fannie Mae Eligibility Requirements: As defined in Section 3.2(b)(xvii).
Fannie Mae Guide: As defined in the PC Repurchase Agreement.
Fannie Mae Lender Contract: As defined in the PC Repurchase Agreement.
Fannie Mae Requirements: As defined in the PC Repurchase Agreement.
Fannie Mae Selling Guide: As defined in the PC Repurchase Agreement.
Fannie Mae Servicing Guide: As defined in the PC Repurchase Agreement.
FATCA: Sections 1471 through 1474 of the Code, any current or future regulations or official interpretations thereof, any agreement entered into pursuant to section 1471(b) of the Code, or any U.S. or non-U.S. fiscal or regulatory legislation, guidance notes, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such sections of the Code.
FCPA: As defined in Section 10.1(h).
FCPA Entity: As defined in Section 10.1(h).
Fee Letter: For any Series, as defined in the related Indenture Supplement, if applicable.
Fees: Collectively, with respect to any Interest Accrual Period, the Indenture Trustee Fee, the Owner Trustee Fee, the Disposition Manager Fee and the MSR Valuation Agent Fee.
FHA: As defined in the PC Repurchase Agreement.
FHA Claim Proceeds: As defined in the PC Repurchase Agreement.

FHA Loan: As defined in the PC Repurchase Agreement.
FHA Mortgage Insurance Contract: As defined in the PC Repurchase Agreement.
Final Payment Date: For any Class of Notes, the earliest of (i) the Stated Maturity Date for such Class, (ii) after the end of the related Revolving Period, the Payment Date on which the Note Balance of the Notes of such Class has been reduced to zero, and (iii) the Payment Date which follows the Payment Date on which all proceeds of the sale of the Trust Estate are distributed pursuant to Section 8.6.
Financial Asset: As defined in Section 8-102(a)(9) of the UCC.
Freddie Mac: The Federal Home Loan Mortgage Corporation, or any successor thereto.
Full Amortization Period: For all Series of Notes, the period that begins upon the commencement of the Full Amortization Period pursuant to Section 4.12 hereof and ends on the date on which the Notes of all Series are paid or redeemed in full or such Event of Default is waived in accordance with the terms hereof.
Funding Certification: A report delivered by the Administrator in respect of each Funding Date pursuant to Section 4.3(a).
Funding Conditions: With respect to any proposed Funding Date, the following conditions:
(i)no Borrowing Base Deficiency shall exist following the proposed funding (without giving effect to the cash amounts on deposit in the Collection and Funding Account), and the Administrative Agent shall be satisfied in its sole discretion that it has a current accurate valuation of the Portfolio to support such determination;
(ii)no breach of representation, warranty or covenant of the Servicer, the Administrator or the Issuer, or with respect to the Participation Certificate, hereunder or under any Transaction Document, which could reasonably be expected to have an Adverse Effect, exists;
(iii)(A) (unless (and to the extent) each related VFN Noteholder and VFN Funding Source has agreed to waive this condition for purposes of fundings under its related Variable Funding Note), no Funding Interruption Event shall be continuing and (B) (unless (and to the extent) each related VFN Noteholder and VFN Funding Source has agreed to waive this condition for purposes of fundings under its related Variable Funding Note), no Event of Default shall have occurred and be continuing;
(iv)the Administrator shall have provided the Indenture Trustee, no later than [***] (or such other time as may be agreed to from time to time by the Administrator, the Indenture Trustee and the Administrative Agent), a Determination Date Report reporting information with respect to the Participation Certificate in the Trust Estate and demonstrating the satisfaction of the Borrowing Base and that a Borrowing Base

Deficiency does not exist with respect to any VFN, and no later than [***] a Funding Certification certifying that all Funding Conditions have been satisfied; provided, however, that no VFN Noteholder shall have any liability for failing to fund a requested draw of a Variable Funding Note unless it has received a Funding Certification by [***];
(v)the full amount of the Required Available Funds shall be on deposit in the Collection and Funding Account after the release of cash from such account to fund the purchase price of the Participation Certificate (if the Participation Certificate is being purchased on such Funding Date);
(vi)the payment of the VFN Draw shall not result in a material adverse United States federal income tax consequence to the Trust Estate or any Noteholders; and
(vii)none of the Early Amortization Period, the Early Termination Event Period or the Full Amortization Period shall be in effect.
Funding Date: Any Interim Payment Date, Payment Date or any Business Day agreed to among the Issuer, the Administrator, the Indenture Trustee and the Administrative Agent following [***] written notice from the Issuer or the Administrator to the Administrative Agent and Indenture Trustee, with respect to which the Administrator shall have delivered (i) a Funding Certification in accordance with Section 4.3(a) or (ii) a VFN Note Balance Adjustment Request in accordance with Section 4.3(b); provided, no Early Amortization Period, Early Termination Event Period, or Full Amortization Period shall have occurred and shall be continuing on such Funding Date.
Funding Interruption Event: The occurrence of an event which with the giving of notice or the passage of time, or both, would constitute an Event of Default, whether or not the Indenture Trustee, the Administrative Agent and/or any Noteholders have provided notice sufficient to cause the Full Amortization Period to commence as a result of such event.
GAAP: U.S. generally accepted accounting principles that are (i) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its successors, as in effect from time to time, and (ii) applied consistently with principles applied to past financial statements of loanDepot and its subsidiaries; provided, that a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) that such principles have been properly applied in preparing such financial statements.
Global Note: A Note issued in global form and deposited with or on behalf of the Depository, substantially in the form of one or more of the Global Notes attached hereto as Exhibit A-1 and Exhibit A-3.
Grant, Granting or Granted: Pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Base Indenture. A Grant of collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of such collateral or other agreement or instrument and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.
Gross Proceeds: The amount accepted by Fannie Mae for the New Servicing Rights.
Hedging Instrument: For each Series of Notes, as specified in the related Indenture Supplement.
Hsieh Investors: Each of [***] and each of their respective affiliates.
HUD: United States Department of Housing and Urban Development or any successor thereto.
Indebtedness: As defined in the PC Repurchase Agreement.
Indemnified Party: As defined in Section 10.4(a).
Indenture: As defined in the Preamble.
Indenture Supplement: Each supplement to this Base Indenture, substantially in the form of Exhibit E, executed and delivered in conjunction with the issuance of the related Series of Notes, together with any amendment thereto made in accordance with the provisions hereof and including the schedules and exhibits thereto.
Indenture Trustee: The Person named as the Indenture Trustee in the Preamble until a successor Indenture Trustee shall have become such pursuant to the applicable provisions of this Base Indenture, and thereafter “Indenture Trustee” means and includes each Person who is then an Indenture Trustee hereunder.
Indenture Trustee Authorized Officer: With respect to the Indenture Trustee, Calculation Agent, Paying Agent, Note Registrar or Securities Intermediary, any officer of the Indenture Trustee, Calculation Agent, Paying Agent, Note Registrar or Securities Intermediary assigned to its corporate trust services, including any vice president, assistant vice president, assistant treasurer or trust officer, who is customarily performing functions with respect to corporate trust matters and, with respect to a particular corporate trust matter under this Base Indenture, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject, in each case, having direct responsibility for the administration of this Base Indenture.
Indenture Trustee Fee: The fee payable to the Indenture Trustee hereunder on each Payment Date in a monthly amount as agreed in the Indenture Trustee Fee Letter, which includes the fees to Citibank, and its successors and assigns in its capacities as Calculation Agent, Paying Agent, Securities Intermediary and Note Registrar; provided, that the Indenture Trustee shall also be entitled to receive payment of (i) separate fees and expenses pursuant to Section 11.7 in connection with tax filings made by the Indenture Trustee and (ii) other expenses permitted, in each case, to the extent provided for pursuant to the terms of the Indenture Trustee Fee Letter.
Indenture Trustee Fee Letter: The fee letter agreement between Citibank and the Issuer, dated June 6, 2025, setting forth the fees to be paid to Citibank for the performance of its duties as Indenture Trustee and in all other capacities under the Indenture.
Initial Note Balance: For any Note or for any Class of Notes, the unpaid principal balance of such Note upon the related Issuance Date as specified in the related Indenture Supplement.
Insolvency Event: With respect to a specified Person, (i) an involuntary case or other proceeding under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced against any Person or any substantial part of its property, or a petition shall be filed against such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, seeking the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the winding-up or liquidation of such Person’s business and (A) such case or proceeding shall continue undismissed and unstayed and in effect for a period of [***] or (B) an order for relief in respect of such Person shall be entered in such case or proceeding under such laws or a decree or order granting such other requested relief shall be granted; or (ii) the commencement by such Person of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due or the admission by such Person of its inability to pay its debts generally as they become due.
Insolvency Proceeding: Any proceeding of the sort described in the definition of Insolvency Event.
Interest Accrual Period: For any Class of Notes and any Payment Date, the period specified in the related Indenture Supplement.
Interest Amount: For each Interest Accrual Period and each Class of Notes, interest accrued on such Class during such period, in an amount equal to interest on such Class’ Note Balance at the applicable Note Interest Rate.
Interest Day Count Convention: For any Series or Class of Notes, the fraction specified in the related Indenture Supplement to indicate the number of days counted in an Interest Accrual Period divided by three hundred sixty (360), for purposes of calculating the Interest Payment Amount for each Interest Accrual Period in respect of such Series or Class.

Interest Payment Amount: For any Series or Class of Notes, as applicable and with respect to any Payment Date:
(i)    for any Series or Class of Term Notes, the related Cumulative Interest Shortfall Amount plus the product of: (A) the Note Balance for such Series or Class as of the close of business on the preceding Payment Date; (B) the related Note Interest Rate for such Series or Class and for the related Interest Accrual Period; and (C) the number of days in the related Interest Accrual Period divided by 360; and
(ii)    for any Series or Class of Variable Funding Notes, the lesser of (1) the related Cumulative Interest Shortfall Amount plus the product of: (A) the average daily aggregate VFN Principal Balance for such Series or Class during the related Interest Accrual Period (calculated based on the average of the aggregate VFN Principal Balances on each day during the related Interest Accrual Period); (B) the related Note Interest Rate for such Series or Class during the related Interest Accrual Period; and (C) the Interest Day Count Convention specified in the related Indenture Supplement; and (2) such other amount as determined by the Administrative Agent and reported to the Indenture Trustee [***] prior to the Payment Date.
Interested Noteholders: For any Class, any Noteholder or group of Noteholders holding Notes evidencing not less than [***]% of the aggregate Voting Interests of such Class.
Interim Borrowing Base: As of any Interim Borrowing Base Determination Date, an amount equal to the aggregate Collateral Value (as calculated using clause (c) of the definition of Market Value Percentage) of the Portfolio.
Interim Borrowing Base Determination Date: Provided that the applicable Modified Valuation Trigger is outstanding on such date, [***] the day in which the Modified Valuation Trigger has occurred.
Interim Borrowing Base Payment Date: Provided that the applicable Modified Valuation Trigger is outstanding on such date, the [***] an Interim Borrowing Base Determination Date; provided, however, an Interim Borrowing Base Payment Date shall not occur if the Modified Valuation relates to an immediately preceding Market Value Report and a Payment Date using a new Market Value Report occurs on or prior to the Interim Borrowing Base Payment Date.
Interim Payment Date: With respect to any Series of Notes, (i) each Interim Borrowing Base Payment Date, and (ii) on any Business Day agreed to among the Issuer, the Administrator, the Indenture Trustee and the Administrative Agent following [***] written notice from the Issuer or the Administrator to the Administrative Agent and Indenture Trustee. If an Interim Payment Date falls on the same date as a Payment Date, the Interim Payment Date shall be disregarded. No Interim Payment Dates shall occur during the Full Amortization Period.
Interim Payment Date Report: As defined in Section 3.2(c).
Invested Amount: For any Series or Class of Notes, the related Series Invested Amount or Class Invested Amount, as applicable.

Investment Company Act: The Investment Company Act of 1940.
IRS: The United States Internal Revenue Service.
Issuance Date: For any Series of Notes, the date of issuance of such Series, as set forth in the related Indenture Supplement.
Issuer: As defined in the Preamble.
Issuer Affiliate: Any person involved in the organization or operation of the Issuer or an Affiliate of such a person which is also an affiliate within the meaning of Rule 3a-7 promulgated under the Investment Company Act.
Issuer Authorized Officer: Any director or any authorized officer of the Owner Trustee or the Administrator who may also be an officer or employee of loanDepot, its managing member or an Affiliate of loanDepot or its managing member.
Issuer Certificate: A certificate (including an Officer’s Certificate) signed in the name of an Issuer Authorized Officer, or signed in the name of the Issuer by an Issuer Authorized Officer. Wherever this Base Indenture requires that an Issuer Certificate be signed also by an accountant or other expert, such accountant or other expert (except as otherwise expressly provided in this Base Indenture) may be an employee of loanDepot or an Affiliate.
Issuer Indemnified Party: As defined in Section 9.2(a).
Issuer Tax Opinion: With respect to any undertaking, an Opinion of Counsel to the effect that, for United States federal income tax purposes, (i) such undertaking will not result in the Issuer being subject to tax on its net income as an association taxable as a corporation, a publicly traded partnership taxable as a corporation or a taxable mortgage pool taxable as a corporation, (ii) if any Notes are issued or deemed issued as a result of such undertaking, any Notes issued or deemed issued on such date that are not Retained Notes will be indebtedness, and, (iii) if requested by the Administrative Agent, such undertaking will not cause the Noteholders or beneficial owners of Notes that are not Retained Notes to be treated as having sold or exchanged such Notes under section 1001 of the Code (excluding, for this purpose, sales or exchanges of the Notes that result in gain or loss of zero for United States federal income tax purposes). For any Series of VFNs that are Retained Notes, clauses (ii) and (iii) shall apply to the repurchase agreement financing of such Series of VFNs, if any (rather than to the VFNs subject to such financing).
Lender: Each person designated as a “Lender” under the related Indenture Supplement.
Lender Adjusted Net Worth: Shall mean “Adjusted Net Worth” as defined in the Fannie Mae Lender Contract.
Level: [***]%.

Lien: With respect to any property or asset of any Person (a) any mortgage, lien, pledge, charge or other security interest or encumbrance of any kind in respect of such property or asset or (b) the interest of a vendor or lessor arising out of the acquisition of or agreement to acquire such property or asset under any conditional sale agreement, lease purchase agreement or other title retention agreement.
Liquidity: Shall mean “Allowable Liquidity” as defined in the Fannie Mae Lender Contract.
Majority Noteholders: With respect to any Series or Class of Notes or all Outstanding Notes, the Noteholders of greater than 50% of the Note Balance of the Outstanding Notes of such Series or Class or of Outstanding Notes, as the case may be, measured by Voting Interests in any case.
Margin Excess: As defined in the PC Repurchase Agreement.
Market Value: As defined in the PC Repurchase Agreement.
Market Value Percentage: [***].
Market Value Report: As defined in Section 3.3(g).
Maximum Permitted Amount: An amount equal to the difference between (x) the product of (i) the difference between (A) the aggregate Collateral Value (as calculated using clause (a) of the definition of Market Value Percentage), minus (B) the Term Note Series Invested Amount, and (ii) the Weighted Average Advance Rate with respect to the VFNs, minus (y) any amounts necessary to adjust or pay down the VFN Principal Balance in order to remove a Borrowing Base Deficiency.
Maximum VFN Principal Balance: For any VFN Class, the amount specified in the related Indenture Supplement.
MBS: A mortgage backed security guaranteed by Fannie Mae pursuant to the Fannie Mae Lender Contract.
Minimum Reserve Amount: [***]%.
Modified Valuation: The fair market values and the valuation percentages of the Covered MSRs provided by the MSR Valuation Agent in the Market Value Report assuming that a Modified Valuation Trigger has occurred; provided, however, that in the event that a Modified Valuation Trigger is no longer in effect, the Modified Valuation shall be the fair market values and valuation percentages of the Covered MSRs used by the MSR Valuation Agent in the most recent Market Value Report for such Borrowing Base Determination Date assuming that no Modified Valuation Trigger is applicable.
Modified Valuation Trigger: Occurs when the 10-year U.S. Treasury rate (midmark) as compared to the 10-year U.S. Treasury rate (mid-mark) used by the MSR Valuation Agent as of the Borrowing Base Determination Date relating to the most recent Market Value Report (i) declines by an amount in excess of any Trigger Percentage Threshold or (ii) increases by an amount in excess of any Trigger Percentage Threshold.
Monthly Payment: With respect to any Mortgage Loan, the scheduled combined payment of principal and interest payable by an Obligor under the related Mortgage Note on each due date.
Mortgage: With respect to a Mortgage Loan, a mortgage, deed of trust or other instrument encumbering a fee simple interest in real property securing a Mortgage Note.
Mortgage Loan: A mortgage loan serviced or to be serviced on an ongoing basis by the Servicer for Fannie Mae under the Fannie Mae Lender Contract.
Mortgage Note: The note or other evidence of the indebtedness of a mortgagor secured by a Mortgage under a Mortgage Loan and all amendments, modifications and attachments thereto.
Mortgage Pool: A pool or loan package securing an MBS for which the Servicer owns the related MSRs, which may be listed on Schedule I of the Participation Certificate.
Mortgage Selling and Servicing Contract: The Mortgage Selling and Servicing Contract between the Servicer and Fannie Mae, pursuant to which the Servicer is selling mortgage loans to Fannie Mae or servicing Mortgage Loans on Fannie Mae’s behalf, and any related addenda.
Mortgaged Property: The real property (including all improvements, buildings, fixtures and building equipment thereon and all additions, alterations and replacements made at any time with respect to the foregoing) and all other collateral securing repayment of the related Mortgage Loan.
MSR Monthly Report: As defined in Section 3.3(f).
MSR Sales Agent: As defined in Section 3.3(j).
MSR Valuation Agent: SitusAMC Valuation Advisory and Risk Solutions, LLC, or any successor third-party mortgage servicing rights valuation agent appointed by loanDepot in accordance with the terms of this Base Indenture.
    MSR Valuation Agent Agreement: Statement of Work No. 1, dated as of November 14, 2025, between loanDepot and the MSR Valuation Agent.

MSR Valuation Agent Fee: The fees and expenses payable to the MSR Valuation Agent pursuant to the terms of the MSR Valuation Agent Agreement.
NCFA: As defined in the Preamble.

Net Excess Cash Amount: On any Payment Date or Interim Payment Date, the amount of funds available after application of Sections 4.4(i)-(iii), Sections 4.5(a)(1)(i)-(ix) or Sections 4.5(a)(2)(i)-(v), as applicable, and which are to be distributed to loanDepot pursuant to Section 4.4(iv), Section 4.5(a)(1)(x) or Section 4.5(a)(2)(vi), as applicable.
Net Income: For any period and any Person, the net income of such Person for such period as determined in accordance with GAAP.
New Servicing Rights: The new servicing rights created when Fannie Mae engages a new interim servicer or subservicer to service the Portfolio Mortgage Loans after Fannie Mae terminates the Servicing Rights.
Non-SDQ Factor: [***].
Non-SDQ Loans: [***].
Nonpublic Personal Information: Any consumer’s nonpublic personal information as defined in the Gramm-Leach-Bliley Act.
Note or Notes: Any note or notes of any Class authenticated and delivered from time to time under this Base Indenture and the related Indenture Supplement including, but not limited to, any Variable Funding Note.
Note Balance: On any date (i) for any Term Note, or for any Series or Class of Term Notes, as the context requires, the Initial Note Balance of such Term Note or the aggregate of the Initial Note Balances of the Term Notes of such Series or Class, as applicable, less all amounts paid to the Noteholder of such Term Note or Noteholders of such Term Notes with respect to principal, and (ii) for any Variable Funding Note, its VFN Principal Balance on such date.
Note Interest Rate: For any Note, or for any Series or Class of Notes as the context requires, the interest rate specified, or calculated as provided in, the related Indenture Supplement.
Note Owner: With respect to a Book Entry Note, the Person who is the owner of such Book Entry Note, as reflected on the books of the Depository, or on the books of a Person maintaining an account with such Depository (directly as a Depository Participant or as an indirect participant, in each case in accordance with the rules of such Depository) and with respect to any Definitive Notes, the Noteholder of such Note.
Note Payment Account: The segregated non-interest bearing trust account or accounts, each of which shall be an Eligible Account, established and maintained pursuant to Section 4.1 and Section 4.8 and entitled “Citibank, N.A., as Indenture Trustee in trust for the Noteholders of the loanDepot FAMSR Master Trust MSR Collateralized Notes, Note Payment Account”.
Note Purchase Agreement: An agreement with one or more initial purchasers or placement agents under which the Issuer will sell the Notes to such initial purchaser(s), or contract with such placement agent(s) for the initial private placement of the Notes, in each case as further defined in the related Indenture Supplement.
Note Rating Agency: Any nationally recognized rating agency, and, with respect to any Outstanding Class of Notes, each rating agency, if any, specified in the related Indenture Supplement. References to Note Rating Agencies or “each” or “any” Note Rating Agency in this Base Indenture refer to Note Rating Agencies that were engaged to rate any Notes issued under this Base Indenture, which Notes are still Outstanding.
Note Register: As defined in Section 6.5.
Note Registrar: The Person who keeps the Note Register specified in Section 6.5.
Noteholder: The Person in whose name a Note is registered in the Note Register, except that, solely for the purposes of giving certain consents, waivers, requests or demands as may be specified in this Base Indenture, the interests evidenced by any Note registered in the name of, or in the name of a Person or entity holding for the benefit of, the Issuer, loanDepot or any Person that is an Affiliate of either or both of the Issuer and loanDepot, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, waiver, request or demand shall have been obtained (unless such Person is the sole holder of the Notes). The Indenture Trustee shall have no responsibility to count any Person as a Noteholder who is not permitted to be so counted hereunder pursuant to the definition of “Outstanding” unless a Responsible Officer of the Indenture Trustee has actual knowledge that such Person is an Affiliate of either or both of the Issuer and loanDepot.
NRSRO: A nationally recognized statistical rating organization that is a credit rating agency that issues credit ratings that the U.S. Securities and Exchange Commission permits other financial firms to use for certain regulatory purposes.
Obligations: As defined in the PC Repurchase Agreement.
Obligor: Any Person who owes or may be liable for payments under a Mortgage Loan.
OFAC: As defined in Section 10.1(j).
Officer’s Certificate: A certificate signed by an Issuer Authorized Officer and delivered to the Indenture Trustee. Wherever this Base Indenture requires that an Officer’s Certificate be signed also by an accountant or other expert, such accountant or other expert (except as otherwise expressly provided in this Base Indenture) may be an employee of the Servicer.
Opinion of Counsel: A written opinion of counsel reasonably acceptable to the Indenture Trustee, which counsel may, without limitation, and except as otherwise expressly provided in this Base Indenture and except for any opinions related to tax matters or material adverse effects on Noteholders, be an employee of the Issuer, loanDepot or any of their Affiliates.
Optional Payment: As defined in the PC Repurchase Agreement.

Organizational Documents: The Issuer’s Trust Agreement (including the related Owner Trust Certificate).
Outstanding: With respect to all Notes and, with respect to a Note or with respect to Notes of any Series or Class means, as of the date of determination, all such Notes theretofore authenticated and delivered under this Base Indenture, except:
(i)    any Notes theretofore canceled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation, or canceled by the Issuer and delivered to the Indenture Trustee pursuant to Section 6.9;
(ii)    any Notes to be redeemed for whose full payment (including principal and interest) redemption money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Noteholders of such Notes; provided that, if such Notes are to be redeemed, notice of such redemption has been duly given if required pursuant to this Base Indenture, or provision therefore satisfactory to the Indenture Trustee has been made;
(iii)    any Notes which are canceled pursuant to Section 7.3; and
(iv)    any Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Base Indenture (except with respect to any such Note as to which proof satisfactory to the Indenture Trustee is presented that such Note is held by a person in whose hands such Note is a legal, valid and binding obligation of the Issuer).
For purposes of determining the amounts of deposits, allocations, reallocations or payments to be made, unless the context clearly requires otherwise, references to “Notes” will be deemed to be references to “Outstanding Notes”. In determining whether the Noteholders of the requisite principal amount of such Outstanding Notes have taken any Action hereunder, Notes owned by the Issuer, loanDepot, or any Affiliate of the Issuer or loanDepot (except with respect to any Notes which have been sold by loanDepot to NCFA under a VFN Repurchase Agreement and any Action to be given or taken by a Noteholder hereunder shall be taken by NCFA, as Repo Buyer under the related VFN Repurchase Agreement) shall be disregarded. In determining whether the Indenture Trustee will be protected in relying upon any such Action, only Notes which an Indenture Trustee Authorized Officer has actual knowledge are owned by the Issuer or loanDepot, or any Affiliate of the Issuer or loanDepot, will be so disregarded. Notes so owned which have been sold pursuant to a repurchase transaction or pledged in good faith may be regarded as Outstanding if the pledgee proves to the satisfaction of the Indenture Trustee the pledgee’s right to act as owner with respect to such Notes and that the Repo Buyer or pledgee is not the Issuer or loanDepot or any Affiliate of the Issuer or loanDepot. Retained Notes shall not constitute Notes “Outstanding” to the extent contemplated by the applicable Indenture Supplement.
Owner: When used with respect to a Note, any related Note Owner.

Owner Trust Certificate: A certificate evidencing a 100% undivided beneficial interest in the Issuer.
Owner Trustee: WSFS, not in its individual capacity but solely as owner trustee under the Trust Agreement, and any successor Owner Trustee thereunder.
Owner Trustee Fee: The annual fee of $[***], paid on the Closing Date and thereafter paid annually on the Payment Date occurring in November of each year; provided that the annual fee shall increase by $[***] in connection with each issuance of new Series of Notes that occurs after the Closing Date.
Owner Trustee Lien: The lien in favor of the Owner Trustee granted pursuant to Section 8.3 of the Trust Agreement, which lien is subordinated to the lien of the Indenture Trustee as provided in such Section 8.3 and is subject and subordinate to any and all rights of Fannie Mae under the Fannie Mae Lender Contract or the Acknowledgment Agreement.
Partial Redemption: The redemption of a portion of a Class of Notes prior to the Stated Maturity Date thereof.
Partial Redemption Amount: With respect to any Partial Redemption, the amount of the Outstanding Note Balance determined by the Issuer; provided, however, that such amount may only be funded using the proceeds of an issuance of one or more additional Series or Classes of Notes, or from cash or funds that are not Collections on the Covered MSRs.
Parthenon Investors: Each of [***] and each of their respective affiliates.
Participation Agreement: The Excess Spread Participation Agreement, dated as of November 14, 2025, between loanDepot.com, LLC, as company, and loanDepot.com, LLC, as initial participant.
Participation Certificate: As defined in the Participation Agreement.
Participation Certificate Schedule: As of any date, the list attached as Schedule 1 hereto, as it may be amended from time to time in accordance with Section 2.1(b).
Participation Interest: As defined in the Participation Agreement.
Party: Any party to this Base Indenture.
Paying Agent: The same Person who serves at any time as the Indenture Trustee, or an Affiliate of such Person, as paying agent pursuant to the terms of this Base Indenture.
Payment Date: The 25th day of such month or, if such 25th day is not a Business Day, the next Business Day following such 25th day, beginning in December 2025.
Payment Date Report: As defined in Section 3.2(b).

PC Documents: Collectively, the Participation Certificate and the PC Repurchase Agreement.
PC Repurchase Agreement: The Master Repurchase Agreement, dated as of the date hereof, among loanDepot, as Repo Seller and the Issuer, as Repo Buyer.
Permitted Dispositions: The assignment, transfer, or material delegation of any of the Servicer’s rights or obligations, under the Fannie Mae Lender Contract to a third party which (A) does not violate the terms and conditions of the Fannie Mae Lender Contract, (B) has been approved by Fannie Mae, (C) does not occur during the occurrence and continuation of an Event of Default and (D) immediately after giving effect to such removal, such disposition shall not result in an Event of Default and the outstanding VFN Principal Balance shall not exceed the Maximum Permitted Amount.
Permitted Holders: Any of the Hsieh Investors and the Parthenon Investors.
Permitted Investments: At any time, any one or more of the following obligations and securities:
(i)    (a) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or (b) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, any agency or instrumentality of the United States, provided that such obligations are backed by the full faith and credit of the United States; and provided further that the short-term debt obligations of such agency or instrumentality at the date of acquisition thereof have been rated (x) “A-1” or the equivalent by any NRSRO if such obligations have a maturity of less than sixty (60) days after the date of acquisition or (y) “A-1+” or the equivalent by any NRSRO if such obligations have a maturity greater than sixty (60) days after the date of acquisition;
(ii)    repurchase agreements on obligations specified in clause (a) maturing not more than three months from the date of acquisition thereof; provided that the short-term unsecured debt obligations of the party agreeing to repurchase such obligations are at the time rated “A-1+” or the equivalent by any NRSRO;
(iii)    certificates of deposit, time deposits and bankers’ acceptances of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof and subject to supervision and examination by a federal and/or state banking authority of the United States; provided that the unsecured short-term debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated “A-1+” or the equivalent by any NRSRO;
(iv)    commercial paper of any entity organized under the laws of the United States or any state thereof which on the date of acquisition has been rated “A-1+” or the equivalent by any NRSRO;

(v)    interests in any U.S. money market fund which, at the date of acquisition of the interests in such fund (including any such fund that is managed by the Indenture Trustee or an Affiliate of the Indenture Trustee or for which the Indenture Trustee or an Affiliate acts as advisor) and throughout the time as the interest is held in such fund, has a rating of “AAAm” or the equivalent by any NRSRO; or
(vi)    other obligations or securities that are acceptable to the NRSRO as Permitted Investments hereunder and if the investment of account funds therein will not result in a reduction in the then current rating of the Notes, as evidenced by a letter to such effect from the NRSRO;
provided, that each of the foregoing investments shall mature no later than the Business Day prior to the Payment Date immediately following the date of purchase thereof (other than in the case of the investment of monies in instruments of which the Indenture Trustee is the obligor, which may mature on the related Payment Date), and shall be required to be held to such maturity; and provided further, that each of the Permitted Investments may be purchased by the Indenture Trustee through an Affiliate of the Indenture Trustee.
Permitted Lien: Any liens for taxes, assessments, or similar charges incurred in the ordinary course of business and which are not yet due or as to which the period of grace, if any, related thereto has not expired or which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP.
Person: Any individual, corporation, estate, partnership, limited liability company, limited liability partnership, joint venture, association, joint-stock company, business trust, trust, unincorporated organization, government or any agency or political subdivision thereof, or other entity of a similar nature.
Place of Payment: With respect to any Class of Notes issued hereunder, the city or political subdivision so designated with respect to such Class of Notes by the Indenture Trustee.
Plan Asset Regulations: As defined in Section 6.5(k).
Portfolio: As defined in the Participation Agreement.
Portfolio Mortgage Loan: As defined in the Participation Agreement.
Predecessor Notes: Of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 6.6 in lieu of a mutilated, lost, destroyed or stolen Note will be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.
PTCE: As defined in Section 6.5(k).
Purchased Assets: Has the meaning set forth in the PC Repurchase Agreement.

Ratings Effect: A reduction, qualification with negative implications or withdrawal of any then current rating of any Outstanding Notes by an applicable Note Rating Agency (other than as a result of the termination of such Note Rating Agency).
Record Date: For the interest or principal payable on any Note on any applicable Payment Date or Interim Payment Date, (i) for a Book Entry Note, the last Business Day before such Payment Date or Interim Payment Date, as applicable, and (ii) for a Definitive Note, the last day of the month preceding such Payment Date or Interim Payment Date, as applicable, unless otherwise specified in the related Indenture Supplement.
Redemption Date: The date on which an optional redemption is exercised subject to the requirements set forth in this Base Indenture and the related Indenture Supplement.
Redemption Amount: With respect to a redemption of any Series or Class of Notes by the Issuer pursuant to Section 13.1 or pursuant to the related Indenture Supplement, an amount, which when applied together with other Available Funds allocable to such Series or Class pursuant to Section 4.5, shall be sufficient to pay an amount equal to the sum of (i) the Note Balance of all Outstanding Notes of such Series or Class as of the applicable Redemption Date, (ii) all accrued and unpaid interest on the Notes of such Series or Class through the day prior to Redemption Date, (iii) any and all amounts allocable to such Series or Class and then owing or owing in connection with such redemption to the Indenture Trustee or the Securities Intermediary, from the Issuer pursuant to the terms hereof, and (iv) any and all other amounts allocable to such Series or Class then due and payable hereunder (including all accrued and unpaid Default Supplemental Fees or Step-Up Fees on the Notes of such Series or Class through the day prior to such Redemption Date and any Specified Call Premium Amount, if any) and, in the case of redemption of all Outstanding Notes, sufficient to authorize the satisfaction and discharge of this Base Indenture pursuant to Section 7.1.
Redemption Notice: As defined in Section 13.2.
Regulation AB: Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§ 229.1100 229.1125, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the U.S. Securities and Exchange Commission or by the staff of the U.S. Securities and Exchange Commission, or as may be provided by the U.S. Securities and Exchange Commission or its staff from time to time.
Regulation RR: Regulations required under Section 15G of the 1934 Act, added pursuant to Section 941(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act.
Regulation S: Regulation S promulgated under the 1933 Act or any successor provision thereto, in each case as the same may be amended from time to time; and all references to any rule, section or subsection of, or definition contained in, Regulation S means such rule, section, subsection, definition or term, as the case may be, or any successor thereto, in each case as the same may be amended from time to time.
Regulation S Definitive Note: As defined in Section 5.2(c)(ii).

Regulation S Global Note: As defined in Section 5.2(c)(ii).
Regulation S Note: As defined in Section 5.2(c)(ii).
Regulation S Note Transfer Certificate: As defined in Section 6.5(i)(ii).
REO Property: A Mortgaged Property in which a Mortgage Pool or owner of the related Mortgage Loan has acquired title to such Mortgaged Property through foreclosure or by deed in lieu of foreclosure.
Repo Buyer: The purchaser under a repurchase agreement. With respect to the PC Repurchase Agreement, the Issuer is the Repo Buyer. With respect to the Series 2025-VF1 Repurchase Agreement, NCFA is the Repo Buyer. With respect to each other VFN Repurchase Agreement, the relevant entity designated therein as buyer shall be the Repo Buyer hereunder.
Repo Seller: The seller under a repurchase agreement. With respect to the PC Repurchase Agreement, loanDepot is the Repo Seller. With respect to the Series 2025-VF1 Repurchase Agreement, loanDepot is the Repo Seller. With respect to each other VFN Repurchase Agreement, the relevant entity designated therein as seller shall be the Repo Seller hereunder.
Repurchase Price: (i) with respect to the PC Repurchase Agreement, The price for which loanDepot is entitled to repurchase a Participation Certificate and all MSRs related thereto from the Issuer under the PC Repurchase Agreement and (ii) with respect to any VFN Repurchase Agreement, as defined in such VFN Repurchase Agreement.
Required Available Funds: An amount that, in connection with each Funding Date, shall remain on deposit in the Collection and Funding Account, which amount shall equal (i) the amounts payable in respect of Fees and invoiced or regularly occurring expenses payable from Available Funds on the next Payment Date, plus (ii) all accrued and unpaid interest due on the Notes on the next Payment Date following such Funding Date, plus (iii) all amounts required to be deposited into each Series Reserve Account, if applicable, on the next Payment Date, plus (iv) all amounts required to be deposited into the Expense Reserve Account on the next Payment Date, plus (v) all accrued and unpaid Default Supplemental Fees, if any, due on the Notes on the next Payment Date following such Funding Date, plus (vi) all accrued and unpaid Step-Up Fees, if any, due on the Notes on the next Payment Date following such Funding Date, plus (vii) all amounts required to be deposited into the Collection and Funding Account in respect of the Advance Rate Reduction Event Reserve Required Amounts due on the next Payment Date, plus, (viii) all amounts required to be deposited into the Collection and Funding Account in respect of any Early Amortization Event Payment Amounts (if any), Scheduled Principal Payment Amounts (if any) or Early Termination Event Payment Amounts (if any) due on the next Payment Date as of such Funding Date.

Responsible Officer:
(i)    When used with respect to the Indenture Trustee, the Calculation Agent, the Note Registrar, the Securities Intermediary or the Paying Agent, an Indenture Trustee Authorized Officer;
(ii)    when used with respect to the Issuer, any Issuer Authorized Officer who is an officer of the Issuer or is an officer of the Administrator of the type referred to in clause (iii) below; and
(iii)    when used with respect to the Servicer or the Administrator, the chief executive officer, the chief financial officer, any vice president or any managing director of the Servicer or the Administrator, as the case may be.
Retained Note: A Note retained by the Issuer or a single beneficial owner of the equity of the Issuer for U.S. federal income tax purposes or an affiliate of the Issuer whose ownership would cause the Notes to be treated as equity under Treasury regulations promulgated under section 385 of the Code.
Revolving Period: For any Series or Class of Notes, the period of time beginning on, and including, the related Issuance Date and ending on, but excluding, commencement of the earliest to occur of (A) Early Amortization Period, (B) the Early Termination Event Period or (C) the Full Amortization Period. For the avoidance of doubt, the occurrence of an Advance Rate Reduction Event or Advance Rate Trigger Event shall not cause the termination of the Revolving Period.
Rule 144A: Rule 144A promulgated under the 1933 Act.
Rule 144A Definitive Note: As defined in Section 5.2(c)(i).
Rule 144A Global Note: As defined in Section 5.2(c)(i).
Rule 144A Note: As defined in Section 5.2(c)(i).
Rule 144A Note Transfer Certificate: As defined in Section 6.5(i)(iii).
Sale: Any sale of any portion of the Trust Estate pursuant to Section 8.15.
Sanctions: As defined in Section 10.1(j).
Scheduled Principal Payment Amount: For each Series of Notes and each Payment Date, as and to the extent specified in the related Indenture Supplement.
SDQ Factor: [***].
SDQ Loans: [***].

Secured Party: As defined in the Granting Clause.
Securities Account: As defined in Section 8-501(a) of the UCC.
Securities Intermediary: As defined in Section 8-102(a)(14) of the UCC, and where appropriate, shall mean Citibank or its successor, in its capacity as securities intermediary pursuant to Section 4.9.
Security Entitlement or Securities Entitlements: As defined in Section 8-102(a)(17) of the UCC.
Security Interest: The security interest in the Collateral Granted to the Indenture Trustee pursuant to the Granting Clause.
Series: One or more Class or Classes of Notes assigned a series designation, as specified in the related Indenture Supplement.
Series 2025-VF1 Indenture Supplement: The Series 2025-VF1 Indenture Supplement, dated as of November 14, 2025, by and among the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, loanDepot, as Administrator and as Servicer, and NCFA, as Administrative Agent.
Series 2025-VF1 Notes: The Notes issued pursuant to the Series 2025-VF1 Indenture Supplement.
Series 2025-VF1 Repurchase Agreement: The Master Repurchase Agreement, dated as of November 14, 2025, among loanDepot, as Repo Seller, NCFA, as Repo Buyer, and NCFA, as Administrative Agent, related to the Series 2025-VF1 Notes.
Series Allocation Percentage: For any Series as of any date of determination:
(i)    as of any date prior to the Full Amortization Period, the percentage obtained by dividing (a) the Series Invested Amount for such Series by (b) the aggregate of the Series Invested Amounts for all Outstanding Series; and
(ii)    as of any date during the Full Amortization Period, the percentage obtained by dividing (a) the Series Invested Amount for such Series as of the first day of the Full Amortization Period by (b) the aggregate of the Series Invested Amounts as of the first day of the Full Amortization Period for all Outstanding Series.
    Series Available Funds: For any Series, either the Term Note Series Available Funds or the VFN Series Available Funds, as applicable.
Series Invested Amount: The VFN Series Invested Amount or the Term Note Series Invested Amount, as applicable.

Series Required Noteholders: For any Series (a) if not specified in the related Indenture Supplement, Noteholders of any Series constituting the Majority Noteholders of such Series and (b) if specified in the related Indenture Supplement, as set forth in the related Indenture Supplement.
Series Reserve Account: An account established for each Series which shall be a non-interest bearing trust account which is an Eligible Account, established and maintained pursuant to Section 4.1 and Section 4.6, and in the name of the Indenture Trustee and identified by each relevant Series.
Series Reserve Required Amount: For each Series, the amount calculated as described in the related Indenture Supplement, if applicable.
Servicer: loanDepot in all its capacities as a Fannie Mae approved seller/servicer under the Fannie Mae Lender Contract and as servicer under the Fannie Mae Lender Contract of the related Mortgage Loans, and any successor servicer approved by Fannie Mae under the Fannie Mae Lender Contract.
Servicer SDQ Rate: [***].
Servicer Termination Event: With respect to the Fannie Mae Lender Contract, the occurrence of any events or conditions, and the passage of any cure periods and giving to and receipt by the Servicer of any required notices, as a result of which Fannie Mae has the current right to terminate the Servicer as servicer or issuer, as applicable, under the Fannie Mae Lender Contract.
Servicer’s Fannie Mae Portfolio: All mortgage loans delivered, and all mortgage loans and properties serviced, by the Servicer for Fannie Mae through the date, if any, Fannie Mae terminates the Servicing Rights.
Servicing Fee: As defined in the Participation Agreement.
Servicing Rights or MSRs: As defined in the Participation Agreement.
Servicing Standards: As defined in Section 10.2(i).
Shortfall Amount: As defined in Section 4.5.
Similar Law: As defined in Section 6.5(k).
Specified Call Premium Amount: As defined in the related Indenture Supplement, if applicable.
STAMP: As defined in Section 6.5(d).

Stated Maturity Date: For each Class of Notes, the date specified in the Indenture Supplement for such Note as the fixed date on which the outstanding principal and all accrued interest for such Series or Class of Notes is due and payable.
Step-Up Fee: As defined in the related Indenture Supplement, if applicable.
Step-Up Fee Rate: As defined in the related Indenture Supplement, if applicable.
Stop-Loss Cap: [***].
Stop-Loss Cap Level: [***].
Stop-Loss Cap Period: [***].
Subservicer: With respect to any MSR, any subservicer engaged by the Servicer to subservice the Mortgage Loans related to such MSR so long as such subservicing arrangement with respect to such MSR is subject to an Eligible Subservicing Agreement.
Subservicer Termination Event: The Servicer has terminated the Person acting as Subservicer and has not either (a) taken over the servicing of such Mortgage Loans itself or (b) (i) within [***] of such termination identified a replacement subservicer that meets the qualifications of an Eligible Subservicer and (ii) within [***] following identification of the replacement Eligible Subservicer meeting the requirements of Section 10.2(x) accomplish a transfer of servicing to such replacement Eligible Subservicer.
Subsidiary: With respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interest having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.
Subordination of Interest Agreement: The Subordination of Interest Agreement, dated as of November 14, 2025, among Fannie Mae, loanDepot and the Issuer.
Supplemental Report: As defined in Section 3.1(a).
Term Note: Notes of any Series or Class designated as a “Term Note” in the related Indenture Supplement.
Term Note Series Available Funds: For each Series of Term Notes as of any Payment Date occurring during the Full Amortization Period, after paying any amounts owed under Section 4.5(a)(2)(i) and (ii), the sum of the following:

(i)    such Series’ Series Allocation Percentage of any income from Permitted Investments in the Collection and Funding Account.
(ii)    such Series’ Series Allocation Percentage of all Collections on deposit in the Trust Accounts that are not Series Reserve Accounts (prior to giving effect to any payments on such Payment Date);
(iii)    such Series’ Series Allocation Percentage of any other funds of the Issuer that the Issuer (or the Administrator on behalf of the Issuer) identifies to the Indenture Trustee in writing to be treated as “Available Funds” as of such Payment Date; and
(iv)    such other amounts designated as Term Note Series Available Funds for the benefit of such Series of Term Notes in the related Indenture Supplement.
Term Note Series Invested Amount: As of any date of determination, for any Series of Term Notes, the highest Class Invested Amount for any Class of Term Notes included in such Series of Term Notes.
Total Collections: With respect to:
    (i)    any Interim Payment Date, all Collections on the Participation Certificate received during the related Collection Period and any other funds of the Issuer that the Issuer (or the Administrator on behalf of the Issuer) identifies to the Indenture Trustee to be treated as “Total Collections” for such Interim Payment Date; and
    (ii)    any Payment Date, (A) all Collections on the Participation Certificate received during the related Collection Period, plus (B) any income from Permitted Investments in Trust Accounts that have been established for the benefit of all Series of Notes, plus (C) any other funds of the Issuer that the Issuer (or the Administrator on behalf of the Issuer) identifies to the Indenture Trustee to be treated as “Total Collections” for such Payment Date.
Transaction Documents: Collectively, the Indenture, each Note Purchase Agreement, the PC Repurchase Agreement and the related pricing side letter, the Series 2025-VF1 Repurchase Agreement and the related pricing side letter, each other VFN Repurchase Agreement and the related pricing side letter, the Participation Agreement, the Acknowledgment Agreement, the Subordination of Interest Agreement, the Assignment of Subordination of Interest Agreement, the Fee Letter, the Participation Certificate Schedule, all Notes, the Trust Agreement, the Administration Agreement, each Indenture Supplement, the Disposition Management Agreement, the MSR Valuation Agent Agreement, and each of the other documents, instruments and agreements entered into on the date hereof and thereafter in connection with any of the foregoing or the transactions contemplated thereby.
Transfer: As defined in Section 6.5(h). It is expressly provided that the term “Transfer” in the context of the Notes includes, any distribution of the Notes by (i) a corporation to its shareholders, (ii) a partnership to its partners, (iii) a limited liability company to its members,

(iv) a trust to its beneficiaries or (v) any other business entity to the owners of the beneficial interests in such entity.
Transfer/Engagement Request: A request that Fannie Mae transfer the Servicing Rights or New Servicing Rights, as applicable, to the Indenture Trustee or a proposed new servicer.
Trigger Percentage Threshold: [***].
Trust: loanDepot FAMSR Master Trust.
Trust Account or Trust Accounts: Individually, any of the Collection and Funding Account, the Note Payment Account, the Expense Reserve Account, the Series Reserve Account, and any other account required under any Indenture Supplement, if any, and collectively, all of the foregoing.
Trust Agreement: The Second Amended and Restated Trust Agreement, dated the Closing Date, by and between loanDepot and the Owner Trustee.
Trust Estate: The trust estate established under this Base Indenture for the benefit of the Noteholders, which consists of the property described in the Granting Clause, to the extent not released pursuant to Section 7.1.
Trust Property: The property, or interests in property, constituting the Trust Estate from time to time.
UCC: The Uniform Commercial Code, as in effect in the relevant jurisdiction.
United States and U.S.: The United States of America.
United States Person: (i) A citizen or resident of the United States, (ii) a corporation or partnership (or entity treated as a corporation or partnership for United States federal income tax purposes) created or organized in or under the laws of the United States, any one of the states thereof or the District of Columbia, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such United States Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as United States Persons).
U.S. Anti-Money Laundering Laws: As defined in Section 10.1(i).
USDA Loan: As defined in the PC Repurchase Agreement.
U.S. Anti-Money Laundering Laws: As defined in Section 10.1(i).
VA: As defined in the PC Repurchase Agreement.

VA Loan: As defined in the PC Repurchase Agreement.
Variable Funding Note or VFN: Any Note of a Series or Class designated as “Variable Funding Notes” in the related Indenture Supplement.
VFN Draw: For any Funding Date, the amount to be borrowed on such date in relation to any VFNs pursuant to Section 4.3(b).
VFN Funding Source: With respect to a VFN that is not subject to a repurchase agreement, the VFN Noteholder; with respect to a VFN that is subject to a repurchase agreement, the party that is the Repo Seller.
VFN Noteholder: The Noteholder of a VFN.
VFN Note Balance Adjustment Request: As defined in Section 4.3(b)(i).
VFN Principal Balance: On any date, for any VFN or for any Series or Class of VFNs, as the context requires, the unpaid principal balance thereof as of the opening of business on the first day of the then-current Interest Accrual Period for such Series or Class minus any adjustments made to reduce such balance and all amounts previously paid during such Interest Accrual Period on such Note with respect to principal plus the amount of any increase in the unpaid principal balance of such Note during such Interest Accrual Period prior to such date, which amount shall not exceed the Maximum VFN Principal Balance.
VFN Repo Buyer: Has the meaning set forth in Section 2 of the applicable VFN Indenture Supplement.
VFN Repurchase Agreement: With respect to any VFN, the applicable repurchase agreement with respect to which one or more VFN Repo Buyers provide financing to a Repo Seller.
VFN Repo Purchase Price: With respect to any VFN Repurchase Agreement, the “Purchase Price” as defined in such VFN Repurchase Agreement.
VFN Series Available Funds: For each Series of VFNs as of any Payment Date occurring during the Full Amortization Period, after paying any amounts owed under Section 4.5(a)(2)(i) and (ii), the sum of the following:
(i)    such Series’ Series Allocation Percentage of any income from Permitted Investments in the Collection and Funding Account;
(ii)    such Series’ Series Allocation Percentage of all Collections on deposit in the Trust Accounts that are not Series Reserve Accounts (prior to giving effect to any payments on such Payment Date);

(iii)    such Series’ Series Allocation Percentage of any other funds of the Issuer that the Issuer (or the Administrator on behalf of the Issuer) identifies to the Indenture Trustee in writing to be treated as “Available Funds” as of such Payment Date; and
(iv)    such other amounts designated as VFN Series Available Funds for the benefit of such Series of VFNs in the related Indenture Supplement.
VFN Series Invested Amount: As of any date of determination, for any Series of VFNs, the highest Class Invested Amount for any Class of VFNs included in such Series of VFNs.
Voting Interests: The aggregate voting power evidenced by the Notes, and each Outstanding Note’s Voting Interest within its Series equals the percentage equivalent of the fraction obtained by dividing that Note’s Note Balance by the aggregate Note Balance of all Outstanding Notes within such Series; provided, however, that where the Voting Interests are relevant in determining whether the vote of the requisite percentage of Noteholders necessary to effect any consent, waiver, request or demand shall have been obtained, the Voting Interests shall be deemed to be reduced by the amount equal to the Voting Interests (without giving effect to this provision) represented by the interests evidenced by any Note registered in the name of, or in the name of a Person or entity holding for the benefit of, the Issuer, loanDepot or any Person that is an Affiliate of any of the Issuer or loanDepot (except with respect to any Series of Notes which have been sold by loanDepot to NCFA under the Series 2025-VF1 Repurchase Agreement, and any Action to be given or taken by a Noteholder hereunder shall be taken by NCFA, as Repo Buyer under the Series 2025-VF1 Repurchase Agreement). The Indenture Trustee shall have no liability for counting a Voting Interest of any Person that is not permitted to be so counted hereunder pursuant to the definition of “Outstanding” unless a Responsible Officer of the Indenture Trustee has actual knowledge that such Person is the Issuer or loanDepot or an Affiliate of either or both of the Issuer and loanDepot (except with respect to any Series of Notes which have been sold by loanDepot to NCFA under the Series 2025-VF1 Repurchase Agreement).
All actions, consents and votes under the terms and provisions of the Indenture (other than under any Indenture Supplement related to a specific Series) that require a certain percentage of Voting Interests of all Series or any specified Series of Notes, such as the Series Required Noteholders of Series of Notes that are Variable Funding Notes or the Series Required Noteholders of each Series, as opposed to the Majority Noteholders of all Outstanding Notes shall be deemed by each of the parties hereto and the Noteholders to require such designated percentage of Voting Interests of each Outstanding Series and, in the event any one specified Series fails to provide the required percentage of Voting Interests with respect to any such action, consent or vote, then such action, consent or vote shall be deemed by the parties hereto and the Noteholders to be not approved.
Weighted Average Advance Rate: On any date of determination, with respect to (a) all outstanding Series of VFNs, a percentage equal to the weighted average of the Advance Rates for each Series of VFNs then outstanding (weighted based on the VFN Series Invested Amount of each Series of Variable Funding Notes on such date). With respect to a specific Series of

VFNs, the “Advance Rate” shall equal the Advance Rate with respect to the Class within such Series of VFNs with the highest Advance Rate.
WSFS: Wilmington Savings Fund Society, FSB, and any successor or assign thereto.
Section 1.2.Interpretation.
For all purposes of this Base Indenture, except as otherwise expressly provided or unless the context otherwise requires:
(a)reference to and the definition of any document (including this Base Indenture) shall be deemed a reference to such document as it may be amended, restated supplemented or otherwise modified from time to time;
(b)all references to an “Article,” “Section,” “Schedule” or “Exhibit” are to an Article or Section hereof or to a Schedule or an Exhibit attached hereto;
(c)defined terms in the singular shall include the plural and vice versa and the masculine, feminine or neuter gender shall include all genders;
(d)the words “hereof,” “herein” and “hereunder” and words of similar import when used in this Base Indenture shall refer to this Base Indenture as a whole and not to any particular provision of this Base Indenture;
(e)unless otherwise specified herein, the term “or” has the inclusive meaning represented by the term “and/or” and the term “including” is not limiting;
(f)in the computation of periods of time from a specified date to a later specified date, unless otherwise specified herein, the words “commencing on” mean “commencing on and including,” the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”;
(g)periods of days referred to in this Base Indenture shall be counted in days unless Business Days are expressly prescribed and references in this Base Indenture to months and years shall be to months and years unless otherwise specified;
(h)accounting terms not otherwise defined herein and accounting terms partly defined herein to the extent not defined, shall have the respective meanings given to them under GAAP;
(i)“including” and words of similar import will be deemed to be followed by “without limitation”;
(j)references to any Transaction Document (including this Base Indenture) and any other agreement shall be deemed a reference to such Transaction Document or agreement as it may be amended, restated, supplemented or otherwise modified from time to time;

(k)references to any statute, law, rule or regulation shall be deemed a reference to such statute, law, rule or regulation as it may be amended or modified from time to time;
(l)all references to payments or deliveries of “cash” shall be understood to mean “immediately available funds” or “available funds held in a deposit account,” as the context may require; and
(m)references to a Person shall be deemed a reference to its permitted successors and assigns.
Section 1.3.Compliance Certificates and Opinions.
Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Base Indenture, the Issuer will furnish to the Indenture Trustee (1) an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Base Indenture relating to the proposed action have been complied with and (2) except as provided below, an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Base Indenture relating to such particular application or request, no additional certificate or opinion need be furnished. No such certificate or opinion shall be required in any instance where [***]% of the Noteholders have consented to the related amendment, modification or action and all of the Noteholders have directed the Indenture Trustee in writing to execute such amendment or supplement, or with respect to any other modification or action, directed the Indenture Trustee in writing to permit such modification or action without receiving such certificate or opinion.
Every certificate with respect to compliance with a condition or covenant provided for in this Base Indenture will include:
(a)a statement to the effect that each individual signing such certificate has read such covenant or condition and the definitions herein relating thereto;
(b)a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate are based;
(c)a statement to the effect that such individual has made such examination or investigation as is necessary to express an informed opinion as to whether or not such covenant or condition has been complied with; and
(d)a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.
Section 1.4.Form of Documents Delivered to Indenture Trustee.
In any case where several matters are required to be certified by, or covered by an opinion of, one or more specified Persons, one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to the other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.
Any certificate or opinion of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless the Issuer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations are erroneous. Any such certificate or opinion of, or representation by, counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, the Issuer stating that the information with respect to such factual matters is in the possession of the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations are erroneous.
Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Base Indenture, they may, but need not, be consolidated and form one instrument.
Section 1.5.Acts of Noteholders.
(a)Any request, demand, authorization, direction, notice, consent, waiver or other action (each, an “Action”) provided by this Base Indenture to be given or taken by Noteholders of any Class may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such Action will become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments and any such record (and the Action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Noteholders signing such instrument or instruments and so voting at any meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or the holding by any Person of a Note, will be sufficient for any purpose of this Base Indenture and (subject to Section 11.1) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 1.5.
(b)The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness to such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, such certificate or affidavit will also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Indenture Trustee deems sufficient.
(c)The ownership of Notes will be proved by the Note Register.

(d)Any Action by a Noteholder will bind all subsequent Noteholders of such Noteholder’s Note, in respect of anything done or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon whether or not notation of such Action is made upon such Note.
(e)Without limiting the foregoing, a Noteholder entitled hereunder to take any Action hereunder with regard to any particular Note may do so with regard to all or any part of the principal amount of such Note or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount. Any notice given or Action taken by a Noteholder or its agents with regard to different parts of such principal amount pursuant to this paragraph shall have the same effect as if given or taken by separate Noteholders of each such different part.
(f)Without limiting the generality of the foregoing, unless otherwise specified pursuant to one or more Indenture Supplements, a Noteholder, including a Depository that is the Noteholder of a Global Note representing Book-Entry Notes, may make, give or take, by a proxy or proxies duly appointed in writing, any Action provided in this Base Indenture to be made, given or taken by a Noteholder, and a Depository that is the Noteholder of a Global Note may provide its proxy or proxies to the beneficial owners of interests in or security entitlements to any such Global Note through such Depository’s standing instructions and customary practices.
(g)The Issuer may fix a record date for the purpose of determining the Persons who are beneficial owners of interests in or security entitlements to any Global Note held by a Depository entitled under the procedures of such Depository to make, give or take, by a proxy or proxies duly appointed in writing, any Action provided in this Base Indenture to be made, given or taken by Noteholders. If such a record date is fixed, the Noteholders on such record date or their duly appointed proxy or proxies, and only such Persons, shall be entitled to make, give or take such Action, whether or not such Noteholders remain Noteholders after such record date. No such Action shall be valid or effective if made, given or taken more [***] after such record date.
Section 1.6.Notices, etc., to Indenture Trustee, Issuer, Administrator, the Administrative Agent and Note Rating Agencies.
(a)Any Action of Noteholders or other document provided or permitted by this Base Indenture to be made upon, given or furnished to, or filed with, the Indenture Trustee by any Noteholder or by the Issuer will be sufficient for every purpose hereunder if in writing (which shall include electronic transmission) and personally delivered, express couriered, electronically transmitted or mailed by registered or certified mail to the Indenture Trustee (or the bank serving as Indenture Trustee in any of its capacities) at its Corporate Trust Office, or the Issuer or the Administrator by the Indenture Trustee or by any Noteholder will be sufficient for every purpose hereunder (except with respect to notices to the Indenture Trustee of an Event of Default as provided in Section 8.1) if in writing (which shall include electronic transmission) and personally delivered, express couriered, electronically transmitted or mailed by registered or certified mail, addressed to it at (i) Citibank, N.A., Agency and Trust, 388 Greenwich Street, 26th Floor, New York, NY 10013, Attention: loanDepot FAMSR Master Trust MSR Collateralized Notes, email: [***], in the case of the Indenture Trustee, provided however, solely for purposes of the transfer, surrender or exchange of certificates, Citibank, N.A., 480 Washington Boulevard, 16th Floor, Jersey City, New Jersey 07310, Attention: Securities Window - loanDepot FAMSR Master Trust MSR Collateralized Notes, (ii) c/o loanDepot.com, LLC, 6561 Irvine Center Drive, Irvine, CA 92618, Attention: [***], Treasurer, email: [***], in the case of the Servicer and any Subservicer, with copies to loanDepot.com, LLC, 6561 Irvine Center Drive, Irvine, CA 92618, Attention: General Counsel, email: [***] (iii) to the Administrator (with copy to Wilmington Savings Fund Society, FSB, as Owner Trustee, 500 Delaware Avenue, 11th Floor, Wilmington, Delaware 19801, Attention: Corporate Trust Department, email: [***],in the case of the Issuer, (iv) Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316, Attention:  Operations, Email: [***], with copy to: Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316, Attention:   [***], Email:  [***], in the case of the Administrative Agent, and (v) Pentalpha Surveillance LLC, 375 N. French Rd., Suite 100, Amherst, New York 14228, Attention: loanDepot FAMSR Master Trust, email: [***], in the case of the Disposition Manager, or, in any case at any other address previously furnished in writing by any such party to the other parties hereto.
(b)Where this Base Indenture provides for notice to or consent from any Note Rating Agency, such notice or consent will only be required to the extent that any Outstanding Class is then currently being rated at the request of loanDepot, and as specified in the related Indenture Supplement, and if no Outstanding Class is being so rated, including in the event ratings unsolicited by loanDepot are being issued, such notice or consent provisions shall be of no force or effect. In the event that an Indenture Supplement provides that one or more Classes obtain a rating, any notice shall be sufficient for every purpose hereunder (except with respect to notices to the Indenture Trustee of an Event of Default as provided in Section 3.3 or Section 8.1) if in writing (which shall include electronic transmission) and personally delivered, express couriered, electronically transmitted or mailed by registered or certified mail, addressed to it at the address set forth in the related Indenture Supplement. Failure to give such notice will not affect any other rights or obligations created hereunder and will not under any circumstance constitute an Adverse Effect.
Section 1.7.Notices to Noteholders; Waiver.
(a)Where this Base Indenture, any Indenture Supplement or any Note provides for notice to registered Noteholders of any event, such notice will be sufficiently given (unless expressly provided otherwise herein, in such Indenture Supplement or in such Note) if in writing and mailed by overnight courier, sent by facsimile, sent by electronic transmission or personally delivered to each Noteholder of a Note affected by such event, at such Noteholder’s address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, facsimile, electronic transmission or delivery, none of the failure to mail, send by facsimile, send by electronic transmission or deliver such notice, or any defect in any notice so mailed, to any particular Noteholders will affect the sufficiency of such notice with respect to other Noteholders and any notice that is mailed, sent by facsimile, sent by electronic transmission or delivered in the manner herein provided shall conclusively have been presumed to have been duly given.

Where this Base Indenture, any Indenture Supplement or any Note provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver will be the equivalent of such notice. Waivers of notice by Noteholders will be filed with the Indenture Trustee, but such filing will not be a condition precedent to the validity of any action taken in reliance upon such waiver.
(b)In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or otherwise, it will be impractical to mail notice of any event to any Noteholder of a Note when such notice is required to be given pursuant to any provision of this Base Indenture, then any method of notification as will be satisfactory to the Indenture Trustee and the Issuer will be deemed to be a sufficient giving of such notice.
(c)The Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary each agree to accept and act upon instructions or directions pursuant to this Base Indenture or any document executed in connection herewith sent by unsecured email, facsimile transmission or other similar unsecured electronic methods; provided, however, that the Indenture Trustee shall have received an incumbency certificate (attached hereto as Exhibits C1-C5) listing such person as a person designated to provide such instructions or directions, which incumbency certificate may be amended whenever a person is added or deleted from the listing. If such person elects to give the Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary email or facsimile instructions (or instructions by a similar electronic method) and the Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary in its discretion elects to act upon such instructions, the Indenture Trustee’s, Calculation Agent’s, Paying Agent’s and Securities Intermediary’s reasonable understanding of such instructions, as applicable, shall be deemed controlling.
(d)None of the Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary shall be liable for any losses, costs or expenses arising directly or indirectly from the Indenture Trustee’s reliance upon and compliance with such instructions notwithstanding such instructions conflicting with or being inconsistent with a prior written instruction except as a result of their respective willful misconduct, negligence or bad faith. Any Person providing such instructions or directions agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, including the risk of Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary acting on unauthorized instructions, and the risk of interception and misuse by third parties and acknowledges and agrees that there may be more secure methods of transmitting such instructions than the method(s) selected by it and agrees that the security procedures (if any) to be followed in connection with its transmission of such instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances.
Section 1.8.Administrative Agent.
(a)Discretion of Administrative Agent. Any provision providing for the exercise of discretion of the Administrative Agent means that such discretion may be executed in the reasonable discretion of the Administrative Agent. In addition, as further provided in the definition of “Administrative Agent” herein and notwithstanding any other provision in this Base Indenture to the contrary, any approvals, consents, votes or other rights exercisable by the Administrative Agent under this Base Indenture (other than any Indenture Supplement related to a specific Series) shall require the approval, consent, vote or other exercise of rights of each Person specified by name under the definition of “Administrative Agent” or in its stead its Affiliate or successor as noticed to the Indenture Trustee, unless otherwise specified in any Indenture Supplement related to a specific Series.
(b)Nature of Duties. The Administrative Agent shall have no duties or responsibilities except those expressly set forth in this Base Indenture, a related Indenture Supplement or in the other Transaction Documents. The Administrative Agent shall not have by reason of this Base Indenture or any Transaction Document a fiduciary relationship in respect of any Noteholder. Nothing in this Base Indenture or any of the Transaction Documents, express or implied, is intended to or shall be construed to impose upon the Administrative Agent any obligations in respect of this Base Indenture or any of the other Transaction Documents except as expressly set forth herein or therein. Each Noteholder shall make its own independent investigation of the financial condition and affairs of the Issuer in connection with the purchase of any Note and shall make its own appraisal of the creditworthiness of the Issuer and the value of the Collateral, and the Administrative Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Noteholder with any credit or other information with respect thereto, whether coming into its possession before the Closing Date, as applicable, or at any time or times thereafter.
(c)Rights, Exculpation, Etc. The Administrative Agent and its directors, officers, agents or employees shall not be liable for any action taken or omitted to be taken by it under or in connection with this Base Indenture or the other Transaction Documents. Without limiting the generality of the foregoing, the Administrative Agent: (i) may consult with legal counsel (including counsel to the Administrative Agent or counsel to the Issuer), independent public accountants, and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel or experts; (ii) makes no warranty or representation to any Noteholder and shall not be responsible to any Noteholder for any statements, certificates, warranties or representations made in or in connection with this Base Indenture or the other Transaction Documents; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Base Indenture or the other Transaction Documents on the part of any Person, the existence or possible existence of any default or Event of Default, or to inspect the Collateral or other property (including, the books and records) of any Person; (iv) shall not be responsible to any Noteholder for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Base Indenture or the other Transaction Documents or any other instrument or document furnished pursuant hereto or thereto; and (v) shall not be deemed to have made any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Indenture Trustee's Adverse Claim thereon, or any certificate prepared by the Issuer in connection therewith, nor shall the Administrative Agent be responsible or liable to the Noteholders for any failure to monitor or maintain any portion of the Collateral. Without limiting the foregoing and notwithstanding any understanding to the contrary, no Noteholder shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting under this Base Indenture, the Notes or any of the other Transaction Documents in its own interests as a Noteholder or otherwise.
(d)Reliance. The Administrative Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Base Indenture or any of the other Transaction Documents and its duties hereunder or thereunder, upon advice of counsel selected by it.
Section 1.9.Effect of Headings and Table of Contents.
The Article and Section headings herein and the Table of Contents are for convenience only and will not affect the construction hereof.
Section 1.10.Successors and Assigns.
All covenants and agreements in this Base Indenture by the Issuer will bind its successors and assigns, whether so expressed or not. All covenants and agreements of the Indenture Trustee in this Base Indenture shall bind its successors, co-trustees and agents of the Indenture Trustee.
Section 1.11.Severability of Provisions.
In case any provision in this Base Indenture or in the Notes will be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.
Section 1.12.Benefits of Indenture.
Except as otherwise provided in Section 14.7 hereof, nothing in this Base Indenture or in any Notes, expressed or implied, will give to any Person, other than the parties hereto and their successors hereunder, any Authenticating Agent or Paying Agent, the Note Registrar, the Securities Intermediary, the Calculation Agent, any Secured Party and the Noteholders of Notes (or such of them as may be affected thereby), any benefit or any legal or equitable right, remedy or claim under this Base Indenture.
Section 1.13.Governing Law.
THIS BASE INDENTURE AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS BASE INDENTURE, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN

SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
THE SECURITIES INTERMEDIARY, THE ADMINISTRATOR AND THE ISSUER AGREE THAT THEY WILL NOT CHANGE THE APPLICABLE LAW IN FORCE WITH RESPECT TO ISSUES REFERRED TO IN ARTICLE 2(1) OF THE HAGUE SECURITIES CONVENTION TO A STATE OTHER THAN THE STATE OF NEW YORK.
Section 1.14.Counterparts.
This Base Indenture may be executed in any number of counterparts and all of such counterparts shall together constitute one and the same instrument. The parties agree that this Base Indenture, any addendum or amendment hereto or any other document necessary for the consummation of the transactions contemplated by this Base Indenture may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention.
Section 1.15.Submission to Jurisdiction; Waivers.
EACH OF THE PARTIES HERETO AND THE NOTEHOLDERS, BY THEIR ACCEPTANCE OF THE NOTES, HEREBY IRREVOCABLY AND UNCONDITIONALLY:
(a)SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS BASE INDENTURE, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;
(b)CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

(c)AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH HEREIN OR AT SUCH OTHER ADDRESS OF WHICH EACH OTHER PARTY HERETO SHALL HAVE BEEN NOTIFIED IN WRITING, EXCEPT THAT WITH RESPECT TO THE INDENTURE TRUSTEE, CALCULATION AGENT, PAYING AGENT AND SECURITIES INTERMEDIARY, SERVICE OF PROCESS MAY ONLY BE MADE AS REQUIRED BY APPLICABLE LAW; PROVIDED THAT, AT THE TIME OF SUCH MAILING, AN ELECTRONIC COPY OF SUCH SERVICE OF PROCESS IS ALSO SENT BY ELECTRONIC MAIL TO THE PERSONS SPECIFIED IN THE ADDRESS FOR NOTICES FOR SUCH PARTY IN SECTION 1.6 HERETO (OR SUCH OTHER PERSONS OF WHICH THE OTHER PARTIES HERETO SHALL HAVE BEEN NOTIFIED);
(d)AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION;
(e)WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS BASE INDENTURE OR THE TRANSACTIONS CONTEMPLATED HEREBY; AND
(f)AGREES THAT IN THE EVENT THAT ANY TERM OR PROVISION CONTAINED HEREIN SHALL CONFLICT WITH OR BE INCONSISTENT WITH ANY TERM OR PROVISION CONTAINED IN ANY INDENTURE SUPPLEMENT, THE TERMS AND PROVISIONS OF THE APPLICABLE INDENTURE SUPPLEMENT SHALL GOVERN WITH RESPECT TO THE RELATED SERIES OF NOTES, TO THE EXTENT OF SUCH CONFLICT.
Section 1.16.Electronic Signatures and Transmission.
(a)For purposes of this Base Indenture, any reference to “written” or “in writing” means any form of written communication, including, without limitation, electronic signatures, and any such written communication may be transmitted by Electronic Transmission.  “Electronic Transmission” means any form of communication not directly involving the physical transmission of paper, including the use of, or participation in, one (1) or more electronic networks or databases (including one (1) or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof and that may be directly reproduced in paper form by such a recipient through an automated process. The Indenture Trustee is authorized to accept written instructions, directions, reports, notices or other communications delivered by Electronic Transmission and shall not have any duty or obligation to verify or confirm that the Person sending instructions, directions, reports, notices or other communications or information by Electronic Transmission is, in fact, a Person authorized to give such instructions, directions, reports, notices or other communications or information on behalf of the party purporting to send such Electronic Transmission; and the Indenture Trustee shall not have any liability for any losses, liabilities, costs or expenses incurred or sustained by any party as a result of such reliance upon or compliance with such instructions, directions, reports, notices or other communications or information to the Indenture Trustee, including, without limitation, the risk of the Indenture Trustee acting on unauthorized instructions, notices, reports or other communications or information, and the risk of interception and misuse by third parties.
(b)Any requirement in the Indenture or the Notes (other than any Definitive Notes) that a document, including the Notes (other than any Definitive Notes), is to be signed or authenticated by “manual signature” or similar language shall not be deemed to prohibit signature to be by facsimile or electronic signature and shall not be deemed to prohibit delivery thereof by Electronic Transmission.
(c)Notwithstanding anything to the contrary in the Indenture, any and all communications (both text and attachments) by or from the Indenture Trustee that the Indenture Trustee in its sole discretion deems to contain confidential, proprietary and/or sensitive information and sent by Electronic Transmission will be encrypted.  The recipient of the Electronic Transmission will be required to complete a one-time registration process.
Article II

The Trust Estate
Section 2.1.Contents of Trust Estate.
(a)Grant of Trust Estate. The Issuer has Granted the Trust Estate to the Indenture Trustee, and the Indenture Trustee has accepted this Grant, pursuant to the Granting Clause.
(b)Addition and Removal of Portfolio Mortgage Loans and Covered MSRs.
(i)Addition of Portfolio Mortgage Loans and Related Covered MSRs.
(A)From time to time, in accordance with the Participation Agreement, Mortgage Loans may be added to the Portfolio. At such time, as an update to Schedule I of the Participation Certificate is made available to the Issuer pursuant to the PC Repurchase Agreement, loanDepot shall provide such updated schedule to the Indenture Trustee and the Administrative Agent, and any new schedule of the Portfolio Mortgage Loans (which shall be deemed to include the Covered MSRs related thereto), shall automatically become the new updated schedule thereof.
(ii)Removal of Covered MSRs.
(A)In connection with any Permitted Disposition made in accordance with the Participation Agreement and this Base Indenture,

loanDepot may with prior written notice to the Indenture Trustee and Administrative Agent (which may be effected by delivering a notice and release of lien in the form of Exhibit H), cause the removal of certain Covered MSRs underlying the Participation Certificate. Upon delivery of the foregoing written notice and delivery to the Indenture Trustee of an Officer’s Certificate pursuant to Section 1.3, such Covered MSRs shall no longer constitute Collateral for purposes of this Base Indenture; provided, however, that any such removal must not violate the terms and conditions of the Fannie Mae Lender Contract; and provided, further, that unless (a) there exists Margin Excess equal to or greater than the applicable Repurchase Price for the related Purchased Assets, or (b) remittance of cash to the Collection and Funding Account or the remittance of applicable Cash Proceeds in accordance with the PC Repurchase Agreement in each case sufficient to avoid a Borrowing Base Deficiency following the removal of such Collateral, loanDepot shall have repurchased such applicable Purchased Assets for the full Repurchase Price and shall have deposited such Repurchase Price into the Collection and Funding Account, for application in accordance with Section 4.5. Upon such removal, such Covered MSRs shall be deemed automatically released from the lien of this Base Indenture. The Indenture Trustee shall execute and deliver a release of lien (which may be effected by countersigning and returning a notice and release of lien in the form of Exhibit H), and such further instruments as the Issuer or loanDepot shall reasonably request to evidence such release; provided, however, that no Opinion of Counsel shall be required in connection with such act as long as an Officer’s Certificate has been provided to the Indenture Trustee as described in this paragraph. loanDepot shall provide an updated Schedule I to the Participation Certificate to the Indenture Trustee and to the Administrative Agent within [***] of such removal.
(c)Protection of Transfers to, and Back-up Security Interests of Issuer. The Administrator shall take all actions as may be necessary to ensure that the Trust Estate is Granted to the Indenture Trustee pursuant to this Base Indenture. The Administrator, at its own expense, shall make (or cause to be made) all initial filings on or about the Closing Date hereunder and shall forward a copy of such filing or filings to the Indenture Trustee. In addition, and without limiting the generality of the foregoing, the Administrator, at its own expense at the reasonable request of the Administrative Agent, shall prepare and forward for filing, or shall cause to be forwarded for filing, all filings necessary to maintain the effectiveness of any original filings necessary under the relevant UCC to perfect and maintain the first priority status of the Indenture Trustee’s security interest in the Trust Estate, including (i) continuation statements, and (ii) such other statements as may be occasioned by (A) any change of name of any of loanDepot or the Issuer, (B) any change of location of the jurisdiction of any of loanDepot or the Issuer, (C) any transfer of any interest of loanDepot or the Issuer in any item in the Trust Estate or (D) any change under the applicable UCC or other applicable laws. The Administrator shall enforce the

Servicer’s obligations pursuant to the PC Repurchase Agreement, on behalf of the Issuer and the Indenture Trustee.
Section 2.2.Asset Files.
(a)Indenture Trustee. The Indenture Trustee agrees to hold, in trust on behalf of the Noteholders, upon the execution and delivery of this Base Indenture (or, in the case of the Participation Certificate, no later than [***] following execution and delivery of this Base Indenture), the following documents relating to the Participation Certificate:
(i)the original Participation Certificate;
(ii)a copy of each Determination Date Report in electronic form listing the Participation Certificate Granted to the Trust Estate and any other information required in any related Indenture Supplement;
(iii)a copy of each Funding Certification delivered by the Administrator, which shall be maintained in electronic format;
(iv)the current Participation Certificate Schedule; and
(v)any other documentation provided for in any Indenture Supplement;
provided that the Indenture Trustee shall have no responsibility to ensure the validity or sufficiency of the Participation Certificate.
(b)Administrator as Custodian. To reduce administrative costs, the Administrator will act as custodian for the benefit of the Noteholders of the following documents relating to the Participation Certificate:
(i)a copy of the related Participation Certificate and each amendment and modification thereto;
(ii)any documents other than those identified in Section 2.2(a) received from or made available by the Servicer, securities administrator or other similar party in respect of such Participation Certificate; and
(iii)any and all other documents that the Issuer or loanDepot, as the case may be, shall keep on file, in accordance with its customary procedures, relating to such Participation Certificate.
(c)Delivery of Updated Participation Certificate Schedule.
(i)The Administrator shall deliver to the Indenture Trustee an updated Participation Certificate Schedule prior to the addition, modification or deletion of the Participation Certificate as Collateral and the Indenture Trustee shall hold the most recently delivered version as the definitive Participation

Certificate Schedule. The Administrator represents and warrants, as of the date hereof and as of the date any new Participation Certificate is added as Collateral, that the Participation Certificate Schedule, as it may be updated by the Administrator from time to time and delivered to the Indenture Trustee, is a true, complete and accurate description of the Participation Certificate.
(d)Marking of Records. The Administrator shall ensure that, from and after the time of the sale and/or contribution of the Participation Certificate to the Issuer under the PC Repurchase Agreement and the Grant thereof to the Indenture Trustee pursuant to this Base Indenture, any records (including any computer records and back-up archives) maintained by or on behalf of the Servicer that refer to the Participation Certificate indicate clearly the interest of the Issuer and the Security Interest of the Indenture Trustee in such Participation Certificate and that such Participation Certificate is owned by the Issuer and subject to the Indenture Trustee’s Security Interest. Indication of the Issuer’s ownership of a Participation Certificate and the Security Interest of the Indenture Trustee shall be deleted from or modified on such records when, and only when, such Participation Certificate has been paid in full, repurchased, or assigned by the Issuer and released by the Indenture Trustee from its Security Interest.
(e)Separateness. loanDepot, as Repo Seller, the Issuer and the Administrative Agent each confirm, and each Noteholder is deemed to confirm, that it is treating Citibank, in its capacity as a Custodian, as holding each original Participation Certificate as a “custodian” on behalf of the Issuer as a “customer” in connection with a “securities contract” (as each such term is used in Section 101(22) of the Bankruptcy Code), and each such Person confirms (or is deemed to confirm, in the case of the Noteholders) that in such capacity Citibank is serving as a “financial institution” (as defined in Section 101(22) of the Bankruptcy Code). Citibank confirms that it is a “commercial bank” (as such term is used in such Section 101(22) and acknowledges such treatment by such Persons.
Section 2.3.Duties of Custodian with Respect to the Asset Files.
(a)Safekeeping. The Indenture Trustee or the Administrator, in its capacity as custodian (each, a “Custodian”) pursuant to Section 2.2(b), shall hold the portion of the Asset Files that it is required to maintain under Section 2.2 in its possession from time to time for the use and benefit of all present and future Noteholders, and maintain such accurate and complete accounts, records and computer systems pertaining to each Asset File as shall enable the Calculation Agent and the Indenture Trustee to comply with this Base Indenture. Each Custodian shall promptly report to the Issuer any failure on its part to hold the Asset Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure. The Indenture Trustee shall have no responsibility or liability for any actions or omissions of the Administrator in its capacity as Custodian or otherwise.
(b)Maintenance of and Access to Records. Each Custodian shall maintain each portion of the Asset File that it is required to maintain under this Base Indenture at its offices at the Corporate Trust Office (in the case of the Indenture Trustee) or [***] (in the case of the Servicer) as the case may be, or at such other office as shall be specified to the Indenture Trustee and the Issuer [***] written notice. The Administrator shall take all actions necessary, or reasonably requested by the Administrative Agent, the Majority Noteholders of all Outstanding Notes or the Indenture Trustee, to amend any existing financing statements and continuation statements, and file additional financing statements to further perfect or evidence the rights, claims or security interests of the Indenture Trustee under any of the Transaction Documents (including the rights, claims or security interests of the Issuer under the PC Repurchase Agreement which have been assigned to the Indenture Trustee). The Indenture Trustee and the Administrator, in their capacities as Custodian(s), shall make available to the Issuer, the Calculation Agent, the Administrative Agent, any group of Interested Noteholders and the Indenture Trustee (in the case of the Administrator) or their duly authorized representatives, attorneys or auditors the portion of the Asset Files that it is required to maintain under this Base Indenture and the accounts, books and records maintained by the Indenture Trustee or the Administrator with respect thereto as promptly as reasonably practicable following not less than [***] written notice for examination during normal business hours and in a manner that does not unreasonably interfere with such Person’s ordinary conduct of business.
Neither a Custodian nor any of its directors, officers or employees shall be liable to anyone for any error of judgment, or for any act done or step taken or omitted to be taken by it (or any of its directors, officers of employees), or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith, unless such action constitutes gross negligence, willful misconduct or bad faith of such Custodian. Knowledge or information acquired by Citibank in its capacity as Custodian hereunder shall not be imputed to Citibank in any other capacity in which it may act hereunder or to any affiliate of Citibank and vice versa. The Custodian shall be deemed to have the same rights, immunities and protections as the Indenture Trustee hereunder, except that the Custodian shall not be subject to a prudent person standard under any circumstances.
Section 2.4.Application of Trust Money.
All money deposited with the Indenture Trustee or the Paying Agent pursuant to Section 4.2 shall be held in trust and applied by the Indenture Trustee or the Paying Agent, as the case may be, in accordance with the provisions of the Notes and this Base Indenture, to the payment to the Persons entitled thereto, of the principal, interest, fees, costs and expenses (or payments in respect of the VFN Draws or other amount) for whose payment such money has been deposited with the Indenture Trustee or the Paying Agent.
Article III

Administration of Participation Certificate; Reporting to Investors
Section 3.1.Duties of the Calculation Agent.
(a)General. The Calculation Agent shall initially be Citibank. The Calculation Agent, as agent for the Noteholders, shall provide all services necessary to fulfill the role of Calculation Agent as set forth in this Base Indenture.

By [***] (or such other time as may be agreed to from time to time by the Servicer, the Administrator, the Indenture Trustee and the Administrative Agent), based upon the information provided to the Indenture Trustee and the Calculation Agent by the Administrator pursuant to the Fannie Mae Lender Contract and the Transaction Documents, as well as each applicable Determination Date Report, all available reports issued by the Servicer, and the Market Value Report issued by the MSR Valuation Agent as of the Determination Date, the Calculation Agent shall deliver to the Indenture Trustee to make available on its website (as set forth in Section 3.5(a)), on a monthly basis, to Noteholders and each Note Rating Agency, and the Disposition Manager, a report setting forth the information set forth below plus any Series-specific reporting items for each Series that are specified in the related Indenture Supplement plus any additional information necessary to prepare the Payment Date Report pursuant to Section 3.2(b), in each case, as provided to the Indenture Trustee and Calculation Agent by the Administrator in the format detailed on Exhibit G (the “Supplemental Report”):
(i)Collateral Value of the Portfolio as of the Determination Date, including the related Market Value Percentage and unpaid principal balance of the Portfolio (the Calculation Agent shall only report the information provided to it);
(ii)the aggregate Available Funds collected;
(iii)an indication (yes or no) as to whether a Borrowing Base Deficiency exists as of the close of business on the last day of the related Collection Period preceding the upcoming Payment Date (the Calculation Agent shall only be required to verify the mathematical accuracy of the Calculation of the Borrowing Base Deficiency) with respect to each related Series;
(iv)each Weighted Average Advance Rate to be used in calculating whether a Borrowing Base Deficiency exists and for each Series and Class of the Notes;
(v)the Series Invested Amount and, if applicable, the Class Invested Amount for each Series and Class for the upcoming Payment Date;
(vi)the Interest Payment Amount, the Default Supplemental Fee and the Step-Up Fee for each Class of Outstanding Notes for the upcoming Payment Date, and the Interest Amount, the Cumulative Interest Shortfall Amount, the Cumulative Default Supplemental Fee Shortfall Amount and the Cumulative Step-Up Fee Shortfall Amount for each Class of Notes for the Interest Accrual Period related to the upcoming Payment Date;
(vii)a detailing of the Borrowing Base calculation and compliance with the Advance Rate Reduction Events or Advance Rate Trigger Events hereunder or under any Indenture Supplement and compliance with financial covenants hereunder and under the PC Repurchase Agreement as of the last day of the immediately preceding month or such applicable reporting period (the Calculation Agent shall only report the information provided to it);

(i)an indication (yes or no) as to whether an Advance Rate Trigger Event, Early Amortization Event, Early Termination Event or Event of Default hereunder has occurred, if applicable; and
(ii)verification of the calculation of the Stop-Loss Cap, for the upcoming Payment Date as of the last day of the immediately preceding month, which shall be calculated [***].
(b)Any components of the calculations or verifications to be performed by the Calculation Agent that require loan data information, including pool balance, SDQ balance, and non-SDQ loan balances, as well as any financial statement data (including any PIPs), are taken as provided by the Administrator without verification or recalculation.
(i)Noteholders of any Series of Term Notes shall receive solely the information provided above and shall not receive the Market Value Report prepared by the MSR Valuation Agent.
(c)Termination of Calculation Agent. The Issuer (with the consent of the Majority Noteholders for each Series) may at any time terminate the Calculation Agent without cause upon [***] prior notice. If at any time the Calculation Agent shall fail to resign after written request therefor as set forth in this Section 3.1(b), or if at any time the Calculation Agent shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Calculation Agent or of its property shall be appointed, or if any public officer shall take charge or Control of the Calculation Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Majority Noteholders of all Outstanding Notes may remove the Calculation Agent and if the same entity serves as both Calculation Agent and Indenture Trustee, the Majority Noteholders of all Outstanding Notes shall also remove the Indenture Trustee as provided in Section 11.9(c). If the Calculation Agent resigns or is removed under the authority of the immediately preceding sentence, then a successor Calculation Agent shall be appointed pursuant to Section 11.9. The Issuer shall give each Note Rating Agency and the Noteholders notice of any such resignation or removal of the Calculation Agent and appointment and acceptance of a successor Calculation Agent. Notwithstanding the foregoing, no resignation, removal or termination of the Calculation Agent shall be effective until the resignation, removal or termination of the predecessor Calculation Agent and until the acceptance of appointment by the successor Calculation Agent as provided herein. Any successor Indenture Trustee appointed shall also be the successor Calculation Agent hereunder, if the predecessor Indenture Trustee served as Calculation Agent and no separate Calculation Agent is appointed. Notwithstanding anything to the contrary herein, the Indenture Trustee may not resign as Calculation Agent unless it also resigns as Indenture Trustee pursuant to Section 11.9(b).
(d)Successor Calculation Agents. Any successor Calculation Agent appointed hereunder shall execute, acknowledge and deliver to the Issuer and to its predecessor Calculation Agent an instrument accepting such appointment under this Base Indenture, and thereupon the resignation or removal of the predecessor Calculation Agent shall become effective and such successor Calculation Agent, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Base

Indenture, with like effect as if originally named as Calculation Agent. The predecessor Calculation Agent shall deliver to the successor Calculation Agent all documents and statements held by it under this Base Indenture. The Issuer and the predecessor Calculation Agent shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Calculation Agent all such rights, powers, duties and obligations. Upon acceptance of appointment by a successor Calculation Agent as provided in this Section 3.1, the Issuer shall mail notice of the succession of such successor Calculation Agent under this Base Indenture to all Noteholders at their addresses as shown in the Note Register and shall give notice by mail to each applicable Note Rating Agency. If the Issuer fails to mail such notice within [***] after acceptance of appointment by the successor Calculation Agent, the successor Calculation Agent shall cause such notice to be mailed at the expense of the Administrator.
Section 3.2.Reports by Administrator and Indenture Trustee.
(a)Determination Dates; Determination Date Reports. The Indenture Trustee shall report to the Administrator, by no later than [***] (or such other time as may be agreed to from time to time by the Administrator, the Indenture Trustee and the Administrative Agent), the amount of Available Funds that will be available to be applied to pay principal on any applicable Notes on the upcoming Payment Date or Interim Payment Date. If the Administrator supplies no information to the Indenture Trustee in its Determination Date Report concerning payments on any Variable Funding Note in respect of an Interim Payment Date, then the Indenture Trustee shall apply no Available Funds to make payment on any Note, unless an Event of Default has occurred and is continuing, in which case the Indenture Trustee shall apply the Available Funds pursuant to Section 4.5(a)(2).
By no later than [***] (or such other time as may be agreed to from time to time by the Administrator, the Indenture Trustee and the Administrative Agent), the Administrator shall prepare and deliver to the Issuer, the Indenture Trustee, the Calculation Agent, the Administrative Agent, each VFN Noteholder and the Paying Agent a report (the “Determination Date Report”) (in electronic form) setting forth each data item required to be reported pursuant to Section 4.3 plus any additional information necessary to prepare the Payment Date Report pursuant to Section 3.2(b).
(b)Payment Date Report. By no later than [***], beginning on the Determination Date prior to the date any such VFN is sold under the Series 2025-VF1 Repurchase Agreement, the Indenture Trustee shall make available on its website to the Issuer, the Disposition Manager, the Calculation Agent, the Administrator, the Paying Agent, the Administrative Agent, each VFN Noteholder, Noteholder of any Outstanding Series of Term Notes, each Note Rating Agency and Fannie Mae a report (the “Payment Date Report”) reporting the following for such Payment Date and the related Collection Period preceding such Payment Date:
(i)the aggregate unpaid principal balance of the Mortgage Loans subject to the Fannie Mae Lender Contract as reported by the Administrator in the Determination Date Report;

(ii)the amount of Required Available Funds for such Payment Date;
(iii)the aggregate Available Funds collected identifying the aggregate amount of proceeds collected during the Collection Period preceding the upcoming Payment Date less any amounts distributed on any Interim Payment Date during such Collection Period; and separately identifying any Repurchase Price;
(iv) (A) the aggregate amount of all Collections received and deposited into the Collection and Funding Account during such Collection Period and (B) the Total Collections for such Payment Date;
(v)all VFN Draws paid during such Collection Period separately identifying the portion thereof paid from funds in the Collection and Funding Account and the portion thereof paid using proceeds of fundings of an increase in VFN Principal Balance(s) for each Class of VFNs;
(vi)all VFN Draws that were paid in respect of the Participation Certificate created or acquired on or after the Cut-off Date and sold by loanDepot to the Issuer under the PC Repurchase Agreement during such Collection Period;
(vii)if the Full Amortization Period is in effect, the VFN Series Available Funds for each Series of VFNs and the Term Note Series Available Funds for each Series of Term Notes for the upcoming Payment Date;
(viii)if required by any VFN Noteholder, the aggregate VFN Draws to be drawn on each Class of VFNs Outstanding in respect of such VFN Draw;
(ix)the amount on deposit in any Trust Accounts set forth under any Indenture Supplement as of the close of business on the last Payment Date;
(x)the amount on deposit in the Series Reserve Account for each Series, and, if applicable, the amount the Indenture Trustee is to withdraw from each such Series Reserve Account and deposit into the Note Payment Account on such Payment Date for application to the related Series of Notes;
(xi)the amount on deposit in the Expense Reserve Account, and, if applicable, the amount the Indenture Trustee is to withdraw from the Expense Reserve Account and deposit into the Note Payment Account on such Payment Date for application to the related Series of Notes;
(xii)the amount of each payment required to be made by the Indenture Trustee or the Paying Agent pursuant to Section 4.5 on such Payment Date;
(xiii)the unpaid Note Balance for each Class and Series of Notes and for all Outstanding Notes in the aggregate (before and after giving effect to any principal payments to be made on such Payment Date);

(xiv)a statement indicating whether a Borrowing Base Deficiency existed at such time, any applicable Series with respect which such Borrowing Base Deficiency exists, and whether it will exist as of the close of business on such Payment Date after all payments and distributions described in Section 4.5(a);
(xv)the Weighted Average Advance Rate for all Outstanding Series of VFNs to be used in calculating whether a Borrowing Base Deficiency exists;
(xvi)the Series Invested Amount and, if applicable, the Class Invested Amount for each Series and Class for the upcoming Payment Date; and
(xvii)an indication (yes or no) as to whether Servicer is in compliance with each of the Fannie Mae eligibility requirements (collectively, the “Fannie Mae Eligibility Requirements”):
(A)    its Lender Adjusted Net Worth is equal to or greater than the lender adjusted net worth required by the Fannie Mae Lender Contract;
(B)    its Lender Adjusted Net Worth to total assets ratio is equal to or less than the minimum capital required by the Fannie Mae Lender Contract;
(C)    its Liquidity is equal to or greater than the liquidity requirement set forth in the Fannie Mae Lender Contract; and
(D)    there has been no Servicer Termination Event.
On each day on which a Payment Date Report is to be delivered, loanDepot shall deliver to the Indenture Trustee a certification substantially in the form attached hereto as Exhibit F.
The Payment Date Report shall also state any other information required pursuant to any related Indenture Supplement necessary for the Paying Agent and the Indenture Trustee to make the payments required by Section 4.5(a) and all information necessary for the Indenture Trustee to make available to Noteholders pursuant to Section 3.5.
(c)Interim Payment Date Reports. By no later than [***] on which there is a VFN Outstanding and on which the Full Amortization Periods have not yet begun, unless the Administrative Agent has agreed otherwise, the Indenture Trustee shall prepare and deliver to the Issuer, the Calculation Agent, the Administrator, the Paying Agent, the Administrative Agent and each VFN Noteholder a report (an “Interim Payment Date Report”) in electronic form, setting forth the following for such Interim Payment Date and the Collection Period preceding such Interim Payment Date:
(i)the amount of Available Funds and Required Available Funds for such Interim Payment Date;
(ii)(A) the aggregate amount of all Collections received and deposited into the Collection and Funding Account during such Collection Period (B) the Total Collections for such Payment Date;

(iii)the total of all (A) payments in respect of each Class of Notes (separately identifying interest and principal paid on each Class of Variable Funding Notes) made on the Interim Payment Date that occurred during such Collection Period and (B) all Net Excess Cash Amounts paid to loanDepot as holder of the Owner Trust Certificate on the Interim Payment Date that occurred during such Collection Period;
(iv)the amount on deposit in the Series Reserve Account for each Series and the Series Reserve Required Amount for such Series Reserve Account, if applicable, and the amount to be deposited into each Series Reserve Account on such Interim Payment Date, if applicable;
(v)the amount on deposit in the Expense Reserve Account for each Series and the Expense Reserve Required Amount for the Expense Reserve Account and the amount to be deposited into the Expense Reserve Account on such Interim Payment Date, if applicable;
(vi)the amounts required to be deposited on such Interim Payment Date into any other Trust Account referenced in any related Indenture Supplement;
(vii)(A) the Collateral Value as of the end of such Collection Period and as of the close of business on such Interim Payment Date for each Outstanding Series of Notes, and (B) whether a Borrowing Base Deficiency exists; and
(viii)any other amounts specified in an Indenture Supplement.
On each day on which an Interim Payment Date Report is to be delivered, loanDepot shall deliver to the Indenture Trustee a certification substantially in the form attached hereto as Exhibit F.
(d)No Duty to Verify or Recalculate. Notwithstanding anything contained herein to the contrary, none of the Calculation Agent (except as described in Section 3.1(a)), the Indenture Trustee or the Paying Agent shall have any obligation to verify or recalculate any information provided to them by the Administrator or any other Person, and may rely on such information in making the allocations and payments to be made pursuant to Article IV. The Indenture Trustee may conclusively rely without investigation on the most recent Determination Date Report provided to the Indenture Trustee by the Administrator in preparing the Payment Date Reports and Interim Payment Date Reports (if any).
Section 3.3.Annual Statement as to Compliance; Notice of Default; Reports.
(a)Annual Officer’s Certificates.
(i)The Administrator shall deliver to each Note Rating Agency and the Indenture Trustee, on or before [***] of each year, an Officer’s Certificate executed by a Responsible Officer of the Administrator, stating that (A) a review of the activities of the

Issuer, the Administrator and, in the event that the Administrator is the same entity as the Servicer, the Servicer, during the preceding 12-month period ended December 31 and of its performance under this Base Indenture and the PC Repurchase Agreement has been made under the supervision of the officer executing the Officer’s Certificate, and (B) the Administrator and, in the event that the Administrator is the same entity as the Servicer, the Servicer, has fulfilled all its obligations under this Base Indenture and the PC Repurchase Agreement in all material respects throughout such period or, if there has been a default in the fulfillment of any such obligation, specifying each such default and the nature and status thereof.
(ii)If the Administrator is not the same entity as the Servicer, then the Servicer shall deliver to each Note Rating Agency and the Indenture Trustee, on or before [***]of each year, an Officer’s Certificate executed by a Responsible Officer of the Servicer, stating that (A) a review of the activities of the Servicer during the preceding 12-month period ended December 31 and of its performance under this Base Indenture and the PC Repurchase Agreement has been made under the supervision of the officer executing the Officer’s Certificate, and (B) the Servicer has fulfilled all its obligations under this Base Indenture and the PC Repurchase Agreement in all material respects throughout such period or, if there has been a default in the fulfillment of any such obligation, specifying each such default and the nature and status thereof.
(b)Notice of Advance Rate Trigger Event, Advance Rate Reduction Event, Early Amortization Event, Early Termination Event or Event of Default. The Indenture Trustee shall deliver to the Noteholders, the Issuer, the Disposition Manager, Fannie Mae (in connection with an Event of Default only) and each Note Rating Agency promptly after a Responsible Officer has obtained actual knowledge thereof, but in no event later than [***] thereafter or such shorter time period as may be required by any Note Rating Agency, written notice specifying the nature and status of any Advance Rate Trigger Event, Advance Rate Reduction Event, Early Amortization Event, Early Termination Event or any Event of Default, as applicable.
(c)Annual Regulation AB/USAP Report. The Servicer shall, on or before the last Business Day of the [***] following the end of each of the Servicer’s (or if the Mortgage Loans are subserviced by an Eligible Subservicer, the Subservicer’s) fiscal years (December 31), deliver to the Indenture Trustee who shall forward to each Noteholder a copy of the results of any Regulation AB required attestation report or Uniform Single Attestation Program for Mortgage Bankers or similar review conducted on the Servicer (or if the Mortgage Loans are subserviced by an Eligible Subservicer, the Eligible Subservicer) by its accountants and any other reports reasonably requested by the Administrative Agent, including any notices from Fannie Mae.
(d)Annual Lien Opinion. Within [***] days after the end of each fiscal year of the Administrator, the Administrator shall deliver to the Indenture Trustee an Opinion of Counsel from outside counsel to the effect that, subject to Acknowledgement Agreement and the Fannie Mae Requirements, the Indenture Trustee has a perfected security interest in the Participation Certificate identified in an exhibit to such opinion, and that, based on a review of UCC search reports (copies of which shall be attached thereto) and review of other certifications and other materials, there are no UCC-1 filings indicating an Adverse Claim with respect to the Participation Certificate that has not been released.
(e)Other Information. In addition, the Administrator shall forward to the Administrative Agent, upon its reasonable request, such other information, documents, records or reports respecting (i) loanDepot or any of its Affiliates party to the Transaction Documents, (ii) the condition or operations, financial or otherwise, of loanDepot or any of its Affiliates party to the Transaction Documents, (iii) the Fannie Mae Lender Contract, the related Mortgage Loans and the Participation Certificate or (iv) the transactions contemplated by the Transaction Documents, including access to the Servicer’s management and records. The Administrative Agent shall and shall cause its respective representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) or the Administrative Agent may reasonably determine that such disclosure is consistent with its obligations hereunder; provided, however, that the Administrative Agent may disclose on a confidential basis any such information to its agents, attorneys and auditors in connection with the performance of its responsibilities hereunder.
(f)MSR Monthly Report. On a monthly basis and in no event later than [***] of each month, loanDepot shall deliver to the Indenture Trustee, the Administrative Agent, and the MSR Valuation Agent the monthly data file with respect to all Collateral (the “MSR Monthly Report”) subject to the terms and conditions of this Base Indenture, which shall include all updates to the Collateral as of the last day of the immediately preceding month.
(g)Market Value Report. The MSR Valuation Agent shall calculate the Excess Spread, the Base Servicing Fee and the fair market value and the valuation percentage of the MSRs on each Borrowing Base Determination Date in accordance with the MSR Valuation Agent Agreement. The MSR Valuation Agent shall deliver to the Administrator, Indenture Trustee (solely for purposes of posting the report covering the most recent reporting period to its website on each Payment Date upon and during the continuance of an Event of Default), Administrative Agent and, solely during the continuance of an Event of Default, the Disposition Manager, a monthly report (the “Market Value Report”) no later than the Determination Date prior to the related Payment Date, stating (i) the Excess Spread, the Base Servicing Fee and the fair market value and the valuation percentage of the MSRs as of the Borrowing Base Determination Date, and (ii) the fair market value and the valuation percentage of the MSRs, which assumes that each of the interest rate indices used in the valuation declines or increases by more than any Trigger Percentage Threshold as of the most recent Borrowing Base Determination Date (as determined by the MSR Valuation Agent). In the event that the MSR Valuation Agent does not provide its Market Value Report by the Determination Date for [***], the Servicer shall be required to terminate the MSR Valuation Agent and appoint a replacement MSR Valuation Agent who shall be (i) an eligible MSR Valuation Agent and (ii) required to deliver a Market Value Report no later than the [***] of the month immediately following appointment of the replacement MSR Valuation Agent.

(h)[Reserved].
(i)MSR Valuation Agent. loanDepot shall have the right to remove and replace the MSR Valuation Agent without cause with prior written consent of the Administrative Agent.
(j)Disposition Manager. The Disposition Manager will have the duties specifically set forth in the Disposition Management Agreement, including a requirement to assist in the engagement of an appropriate third party broker (such broker, the “MSR Sales Agent”) and coordinate the sale of the Covered MSRs in accordance with the terms of the rights and responsibilities of the Indenture Trustee as secured party under the Acknowledgment Agreement. Prior to the occurrence and continuation of an Event of Default, subject to payment of the “Termination Fee” (as defined in the Disposition Management Agreement), loanDepot shall have the right to remove and replace the Disposition Manager with or without cause, in accordance with the terms of this Indenture and the Disposition Management Agreement, with prior written consent of the Administrative Agent (such consent not to be unreasonably withheld). The Disposition Manager shall have the right to resign under the circumstances described in the Disposition Management Agreement. No resignation or removal of the Disposition Manager and no appointment of a successor Disposition Manager will become effective until the acceptance of appointment by a successor Disposition Manager. Pursuant to the Disposition Management Agreement, if no successor Disposition Manager shall have been appointed and shall have accepted appointment within [***] after the giving of a notice of resignation, the resigning Disposition Manager may petition any court of competent jurisdiction for the appointment of a successor Disposition Manager, and the costs of the Disposition Manager in connection with such petition shall be reimbursable in accordance with the Disposition Management Agreement. Notwithstanding anything in this Base Indenture to the contrary, in the event of any conflict between this Base Indenture (or any provision of this Base Indenture other than Section 6.5(m) and 7.1 of this Base Indenture) and the Disposition Management Agreement, the terms of the Disposition Management Agreement shall prevail. In the event of any conflict between Section 6.5(m) or Section 7.1 of this Base Indenture and the Disposition Manager Agreement, such section of this Base Indenture shall prevail.
Section 3.4.Access to Certain Documentation and Information.
Notwithstanding anything to the contrary contained in this Base Indenture, the Servicer, on reasonable prior written notice (of not less than [***]) from the Administrative Agent or the Indenture Trustee, shall permit the Examining Parties (as defined below), at the expense of the Administrator (except as provided below) to (i) (A) examine all of the Issuer’s books of account, records, reports, and other papers, (B) make copies and extracts therefrom, (C) cause such books to be audited by independent certified public accountants, and (D) discuss the Issuer’s affairs, finances and accounts of the Issuer’s officers and employees, and (ii) (A) examine all of the Servicer’s books of account, records, reports and other papers of the Servicer relating to the Mortgage Loans, the Fannie Mae Lender Contract and the Participation Certificate, (B) make copies and extracts therefrom, and (C) discuss the Servicer’s affairs, finances and accounts relating to the Mortgage Loans, Fannie Mae Lender Contract and the Participation Certificate with the Servicer’s officers, employees and independent certified public accountants (all such actions, collectively, an “Examination”). Each Examination shall be open to, and shall be coordinated among, the Administrative Agent, the Indenture Trustee and the MSR Valuation Agent, along with any agents or independent certified public accountants selected by the Indenture Trustee (all such Persons, collectively, the “Examining Parties”). Each Examination shall be made during the Servicer’s normal business hours, and in a manner that does not unreasonably interfere with the Servicer’s conduct of its regular business. Notwithstanding anything contained in this Section 3.4 to the contrary, the Examining Parties may not conduct an Examination pursuant to the exercise of any right under this Section 3.4, more than [***] at the expense of the Administrator, except that, if an Event of Default has occurred, is continuing and has not been waived in accordance with the terms hereof during such [***], more than one Examination may be conducted by the Examining Parties during a [***] at the expense of the Administrator (including, without limitation, the expense related to any audit as a part of any such additional Examination and the reasonable and customary out-of-pocket costs and expenses actually incurred by the Indenture Trustee related to such audit). Prior to payment of the costs of any Examination, loanDepot shall be provided with commercially reasonable documentation of such costs and expenses.
Any such Person seeking access to any information or documentation pursuant to this Section 3.4 has agreed with the Servicer to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and shall upon request execute and deliver a separate confidentiality agreement memorializing such provisions; provided, however, that the Indenture Trustee may disclose on a confidential basis any such information to its agents, attorneys and auditors in connection with the performance of its responsibilities hereunder. Without limiting the generality of the foregoing, any Person seeking access to any information or documentation pursuant to this Section 3.4, shall not disclose information to any of its Affiliates or any of their respective directors, officers, employees and agents that may provide any financing to loanDepot, the Issuer or any of their Affiliates, except in such Affiliate’s capacity as Noteholder. The parties hereto acknowledge that the Indenture Trustee shall not exercise any right pursuant to this Section 3.4 unless directed to do so by a group of Interested Noteholders, and the Indenture Trustee has been provided with indemnity satisfactory to it by such Interested Noteholders. The Indenture Trustee shall have no liability for action or inaction in accordance with the preceding sentence.
Section 3.5.Indenture Trustee to Make Reports Available.
(a)Monthly Reports on Indenture Trustee’s Website. Notwithstanding any other provision of this Base Indenture that requires Citibank, in any capacity, to deliver or provide to any Person the Payment Date Report (and, at its option, any additional files containing the same information in an alternative format), Citibank, in any capacity, shall be entitled, in lieu of such delivery, to make such report available each month to any interested parties, including Fannie Mae, via the Indenture Trustee’s internet website and such other information as the Indenture Trustee may have in its possession, but only with the use of a password provided by the Indenture Trustee. In connection with providing access to the Indenture Trustee’s internet website, the Indenture Trustee may require registration and the acceptance of a disclaimer. The

Indenture Trustee’s internet website shall initially be located at [***]. Assistance in using the Indenture Trustee’s website can be obtained by calling the Indenture Trustee’s investor relations desk at [***]. Parties that are unable to use the above distribution option are entitled to have a paper copy mailed to them via first class mail or by overnight courier by calling the investor relations desk and requesting a copy. The Indenture Trustee shall have the right to change the way the Payment Date Reports are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Indenture Trustee shall provide timely and adequate notification to all above parties regarding any such changes. The Indenture Trustee shall not be required to make available via its website any information that in its judgment is confidential, may include any Nonpublic Personal Information or could otherwise violate applicable law, or could result in personal liability to the Indenture Trustee. In addition, the Indenture Trustee shall have no liability for the failure to include or post any information that it has not actually received or is not in a form or format that will allow it to post any such information on its website. All such information provided to the Indenture Trustee for posting to the Indenture Trustee’s website should be sent to [***].
(b)Notwithstanding any provision herein to the contrary, including Sections 3.1, 3.2 and 3.5, the Indenture Trustee, the Administrative Agent and any other party hereto shall deliver only the information set forth in Section 3.1(a) (and shall not provide the Market Value Report prepared by the MSR Valuation Agent) to any Noteholder of any Series of Term Notes prior to the occurrence, or following the cure or waiver, of an Event of Default, but will provide such reports during the occurrence and continuance of an Event of Default; and prior to the occurrence, or during the continuation, of an Event of Default, any Determination Date Report, Interim Payment Date Report, Payment Date Report made available to any Noteholders of Outstanding Series of Term Notes by Citibank, in any capacity, pursuant to this Section 3.5 or otherwise hereunder shall be redacted to remove the Market Value Report.
(c)Annual Reports. Within [***] after the end of each year, the Indenture Trustee shall furnish to each Person (upon the written request of such Person), who at any time during the year was a Noteholder a statement containing (i) information regarding payments of principal, interest and other amounts on such Person’s Notes, aggregated for such year or the applicable portion thereof during which such person was a Noteholder and (ii) such other customary information as may be deemed necessary or desirable for Noteholders to prepare their tax returns. Such obligation shall be deemed to have been satisfied to the extent that substantially comparable information is provided pursuant to any requirements of the Code as are from time to time in force. The Indenture Trustee shall prepare and provide to the Internal Revenue Service and to each Noteholder any information reports required to be provided under federal income tax law, including IRS Form 1099.

Article IV

The Trust Accounts; Payments
Section 4.1.Trust Accounts.
The Indenture Trustee shall establish and maintain, or cause to be established and maintained, (i) the Trust Accounts, each of which shall be an Eligible Account, for the benefit of the Secured Parties (other than the Expense Reserve Account which is for the benefit of the Indenture Trustee and the MSR Valuation Agent) and (ii) an Expense Reserve Account, which shall be an Eligible Account, for the benefit of the Indenture Trustee and the MSR Valuation Agent. All amounts held in the Trust Account shall, to the extent permitted by this Base Indenture and applicable laws, rules and regulations, be invested in Permitted Investments by the depository institution or trust company then maintaining such Trust Account only upon written direction of the Administrator to the Indenture Trustee, provided that all such investments must be payable on demand or mature no later than the next Interim Payment Date or Payment Date, and shall not be sold or disposed of prior to their maturity; provided, however, that in the event the Administrator fails to provide such written direction to the Indenture Trustee, and until the Administrator provides such written direction, the Indenture Trustee shall not invest funds on deposit in any Trust Account. Investments held in Permitted Investments in the Trust Account shall not be sold or disposed of prior to their maturity, which maturity shall be not less [***] the applicable date of disbursement (unless an Event of Default has occurred). Earnings on investment of funds in any Trust Account shall be remitted upon the Administrator’s request to the account or other location of the Administrator’s designation during the month following the month in which such earnings on investment of funds is received. Any losses and investment expenses relating to any investment of funds in any Trust Account shall be for the account of the Administrator, which shall deposit or cause to be deposited the amount of such loss (to the extent not offset by income from other investments of funds in the related Trust Account) in the related Trust Account promptly upon the realization of such loss. The taxpayer identification number associated with the Trust Account shall be that of the Issuer, and the Issuer shall report for federal, state and local income tax purposes the portion of the income, if any, earned on funds in each relevant Trust Account, as applicable. The Administrator hereby acknowledges that all amounts on deposit in each Trust Account (excluding investment earnings on deposit in the Trust Accounts) are held in trust by the Indenture Trustee for the benefit of the Secured Parties, subject to any express rights of the Issuer set forth herein, and shall remain at all times during the term of this Base Indenture under the sole dominion and control of the Indenture Trustee.
So long as the Indenture Trustee complies with the provisions of this Section 4.1, the Indenture Trustee shall not be liable for the selection of investments or for investment losses incurred thereon by reason of investment performance, liquidation prior to stated maturity or otherwise in any Trust Account. So long as the Indenture Trustee complies with the provisions of this Section 4.1, the Indenture Trustee shall have no liability in respect of losses incurred in any Trust Account as a result of the liquidation of any investment prior to its stated maturity or the failure to be provided with timely written investment direction.

In order to comply with the laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including, those relating to the funding of terrorist activities and money laundering, including Section 326 of the USA Patriot Act of the United States (“Applicable Law”), the Indenture Trustee is required to obtain, verify, record and update certain information relating to individuals and entities which maintain a business relationship with the Indenture Trustee. Accordingly, each of the parties agrees to provide to the Indenture Trustee upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the Indenture Trustee to comply with Applicable Law.
All parties to this Base Indenture agree, and each Noteholder of each Series by its acceptance of the related Note will be deemed to have agreed, that such Noteholder shall have no claim or interest in the amounts on deposit in any Trust Account created under this Base Indenture or any related Indenture Supplement related to an unrelated Series except as expressly provided herein or therein.
The Indenture Trustee or its Affiliates are permitted to receive additional compensation that could be deemed to be for the Indenture Trustee’s economic self-interest for (a) serving as investment adviser, administrator, shareholder and/or servicing agent with respect to certain of the Permitted Investments, (b) using Affiliates to effect transactions in certain Permitted Investments and (c) effecting transactions in certain Permitted Investments. Such compensation is not payable or reimbursable under this Base Indenture.
The State of New York is the Securities Intermediary’s jurisdiction for purposes of the UCC, and the laws of the State of New York are applicable to all issues specified in Article 2(1) of the Hague Securities Convention. This Base Indenture is the only “account agreement” in respect of the Trust Accounts.
Section 4.2.Collections and Disbursements of Collections by Servicer.
(a)Daily Deposits of Portfolio Amounts. The Servicer shall remit all Collections in accordance with the respective Participation Certificate, the Participation Agreement and the PC Repurchase Agreement. Any amounts that shall be remitted to the Issuer shall be remitted directly to the Collection and Funding Account (but only to the extent that such funds are payable to Seller free and clear of Fannie Mae’s rights or other restrictions on transfer under applicable Fannie Mae guidelines).
(b)Payment Dates. On each Payment Date, the Indenture Trustee shall transfer from the Collection and Funding Account to the Note Payment Account all funds then on deposit therein. Except in the case of Redemption Amounts, which may be remitted by the Issuer directly to the Note Payment Account, none of the Servicer, the Administrator, the Issuer, the Calculation Agent nor the Indenture Trustee shall remit to the Note Payment Account, and each shall take all reasonable actions to prevent other Persons from remitting to the Note Payment Account, amounts which do not constitute payments, collections or recoveries received, made or realized in respect of the Participation Certificate or the other Collateral or the initial cash, if any, deposited by the Noteholders with the Indenture Trustee on the date hereof, and the Indenture

Trustee will return to the Issuer or the Servicer any such amounts upon receiving written evidence reasonably satisfactory to the Indenture Trustee that such amounts are not a part of the Trust Estate.
Section 4.3.Fundings.
(a)Funding Certifications. By no later than [***] to each Funding Date (or such other time as may be agreed to from time to time by the Administrator, the Indenture Trustee and the Administrative Agent), the Administrator shall prepare and deliver to the Issuer, the Indenture Trustee, the Calculation Agent and the Administrative Agent (and, on any Interim Payment Date, each applicable VFN Noteholder) a certification in the form of Exhibit I (each, a “Funding Certification”) containing a list of each Funding Condition and presenting a “yes” or “no” answer beside each indicating whether such Funding Condition has been satisfied and shall state in writing the amount to be funded on that Funding Date.
(b)VFN Draws, Discretionary Paydowns and Permanent Reductions.
With respect to each VFN:
(i)From time to time, the Collateral Value may (A) increase due to (i) the addition of Mortgage Loans to the Portfolio, (ii) increases in the value of the Covered MSRs that underlie the Portfolio or (B) decrease due to (i) the removal of Excluded Assets in connection with a Permitted Disposition, or (ii) decreases in the value of the Covered MSRs that underlie the Portfolio. By no later than [***] to any Interim Payment Date or Payment Date during the Revolving Period for such VFN on which any applicable Variable Funding Note Class is outstanding (or after the Revolving Period but prior to an Event of Default with the consent of the Administrative Agent with respect to any, or all, of the VFNs), the Administrator, on behalf of the Issuer, shall deliver, or cause to be delivered, to each Noteholder of such Variable Funding Notes and to the Indenture Trustee a report (a “VFN Note Balance Adjustment Request”) for such upcoming Interim Payment Date or Payment Date, reflecting any increase or decrease in the Collateral Value and shall request an increase or decrease, as applicable, in the related VFN Principal Balance. If an increase in the VFN Principal Balance is necessitated by such change in Collateral Value, the Administrator, on behalf of the Issuer, shall request that either the VFN Principal Balance is adjusted to reflect the increase or that the VFN Funding Sources fund a VFN Principal Balance increase on any Class or Classes of VFNs in the amount(s) specified in such request, which amount shall cause the VFN Principal Balance with respect to the Variable Funding Notes to equal the Maximum Permitted Amount but not exceed the Maximum VFN Principal Balance, and which request shall instruct the Indenture Trustee to recognize such increase in the related VFN Principal Balance. If a decrease in the VFN Principal Balance is necessitated by such change in related Collateral Value, the Administrator, on behalf of the Issuer, shall either adjust or pay down the VFN Principal Balance of each Outstanding Class of VFNs pro rata, based on their respective Note Balances, to remove any Borrowing Base Deficiency. The VFN Note Balance Adjustment Request shall state the amount, of any principal payment to be made on each outstanding Class of VFNs on the upcoming Interim Payment Date or Payment Date.
(ii)If the related Funding Certification indicates that all Funding Conditions have been met and the related VFN Principal Balance shall be increased by a funding from the VFN Funding Sources rather than by an adjustment, and the Administrative Agent agrees, in its sole discretion, the applicable VFN Funding Sources shall fund the VFN Principal Balance increase by remitting pro rata (based on each such VFN Funding Source’s percentage of the related Maximum VFN Principal Balance) the amount stated in the request to the Indenture Trustee by [***] Funding Date, whereupon the Indenture Trustee shall adjust its records to reflect the increase of the VFN Principal Balance (which increase shall be the aggregate of the amounts received by the Indenture Trustee from the applicable VFN Funding Sources) by the later of (i) [***] such Funding Date, or (ii) [***] after the receipt by the Indenture Trustee of such funds from the VFN Funding Sources, so long as, after such increase, no Borrowing Base Deficiency will exist, determined based on the VFN Note Balance Adjustment Request and Determination Date Report and the related VFN Principal Balance shall not exceed either (x) the related Maximum VFN Principal Balance or (y) the Maximum Permitted Amount. The Indenture Trustee shall be entitled to rely conclusively on any VFN Note Balance Adjustment Request and the related Determination Date Report and Funding Certification. The Indenture Trustee shall make available on a password-protected portion of its website to the Issuer or its designee and each applicable VFN Funding Source and any related VFN Noteholder, notice on such Funding Date as reasonably requested by the Issuer of any increase in the VFN Principal Balance. The Indenture Trustee shall apply and remit any such payment by the VFN Funding Sources toward the payment of the related VFN Draws as described in Section 4.3(b)(iii). If on any Funding Date there is more than one Series of Outstanding Variable Funding Notes, VFN Draws on such Funding Date shall be made on a pro rata basis among all applicable Outstanding Series of VFNs in their Revolving Periods (or after the Revolving Period but prior to an Event of Default with the consent of the Administrative Agent with respect to any, or all, of the VFNs) with the same designation based on their respective available Borrowing Capacities, unless otherwise provided in the related Indenture Supplement and any applicable Note Purchase Agreement. If any VFN Funding Source does not fund its share of a requested VFN Draw, one or more other VFN Funding Sources may fund all or a portion of such draw, but no other VFN Funding Source shall have any obligation to do so. Draws on VFNs of different Classes within the same Series need not be drawn pro rata relative to each other.
(iii)Notwithstanding anything to the contrary in clause (i) of this Section 4.3(b), the VFN Principal Balance of each Series of Outstanding Variable Funding Notes may be adjusted by the Administrator in accordance with a VFN Note Balance Adjustment Request, on behalf of the Issuer, in accordance with the related VFN Repurchase Agreement; provided, however, that no Borrowing Base Deficiency and no “Default” (as defined in the related VFN Repurchase Agreement) shall have occurred or result from such adjustment; provided, further, however, that, with respect to any such decrease in the VFN Principal Balance, the Administrator, on behalf of the Issuer, shall adjust the VFN Principal Balance of each outstanding Class of VFNs pro rata, based on their respective Note Balances, except as otherwise provided in the related Indenture Supplement.
(c)Payment of VFN Draws. Subject to its receipt of a duly executed Funding Certification from the Administrator pursuant to Section 4.3(a) indicating that all Funding Conditions have been satisfied the Indenture Trustee shall remit to the Issuer (or the Issuer’s designee) by [***] each Funding Date occurring at any time when not all Outstanding Notes are in Full Amortization Periods, the amount of the aggregate funds received with respect to any VFN Draw to be funded on such Funding Date, using any amounts funded by VFN Funding Sources in respect of such VFN Draw as described in Section 4.3(b).
(d)To the extent the Issuance Date for any Series of Term Notes occurs on a Business Day other than a Payment Date or an Interim Payment Date, the Indenture Trustee shall pay the proceeds of any such issuance in accordance with the flows of funds provided to the Indenture Trustee at the joint written direction of the Administrator and the Administrative Agent, with the consent of each VFN Noteholder, so long as the Administrator and the Administrative Agent confirm in such direction (x) that the specified flow of funds is correct; (y) whether there will be an Optional Payment made or deemed to have been made in connection with the issuance of such Series, and after giving effect to such payment, if any, the amount of the related VFN Principal Balance; and (z) that after giving effect to the payment of amounts in accordance with the specified flow of funds and the reduction of the VFN Principal Balance, if any, no Borrowing Base Deficiency will exist. No consent or instruction of any Noteholder of any Series of Term Notes shall be required in connection with payment amounts in accordance such joint written direction for any Series of Term Notes.
Section 4.4.Interim Payment Dates.
On each Interim Payment Date, the Indenture Trustee shall allocate and pay or deposit (as specified below) all Available Funds held in the Collection and Funding Account as set forth below, in the following order of priority and in the amounts set forth in the Interim Payment Date Report for such Interim Payment Date:

(i)pro rata, to (A) to the extent required pursuant to the related Indenture Supplement, the Series Reserve Account for each Series, the amount required to be deposited therein so that, after giving effect to such deposit, the amount standing to the credit of such Series Reserve Account shall be equal to the related Series Reserve Required Amount and (B) to the Expense Reserve Account, the amount required to be deposited therein so that, after giving effect to such deposit, the amount standing to the credit of the Expense Reserve Account shall be equal to the related Expense Reserve Required Amount;
(ii)to be retained in the Collection and Funding Account, the Required Available Funds to be retained therein until released in accordance with this Indenture;

(iii)at the direction of the Administrator, (A) to pay down the VFN Principal Balance of each Outstanding Class of VFNs pro rata, based on their respective Note Balances, to remove any related Borrowing Base Deficiency on an Interim Payment Date that is an Interim Borrowing Base Payment Date and/or such other amount as may be designated by the Administrator or (B) to reserve cash in the Collection and Funding Account; and
(iv)any Net Excess Cash Amount to or at the written direction of loanDepot as holder of the Owner Trust Certificate, it being understood that no such Net Excess Cash Amounts may be paid to loanDepot under this clause (iv) if, after the payment or distribution of such cash amounts, such payment or distribution would result in a Borrowing Base Deficiency (as calculated using clause (x) of such definition); provided, that amounts due and owing to the Owner Trustee and not previously paid hereunder or under any other Transaction Document shall be paid prior to such payment.
Section 4.5.Payment Dates.
(a)On each Payment Date, the Indenture Trustee shall transfer all funds on deposit in the Collection and Funding Account, and all Available Funds on deposit in the Series Reserve Account and the Expense Reserve Account, for such Payment Date to the Note Payment Account. On each Payment Date, the Paying Agent shall apply such Available Funds, VFN Series Available Funds or Term Note Series Available Funds, as applicable, (and other amounts as specifically noted in clause (a)(1)(iv) below) in the following order of priority and in the amounts set forth in the Payment Date Report for such Payment Date:
(1)Prior to commencement of the Full Amortization Period, the Available Funds shall be allocated in the following order of priority:
(i)to the Indenture Trustee (in all its capacities), the Indenture Trustee Fee, to the Owner Trustee, the Owner Trustee Fee and to the Disposition Manager (to the extent not otherwise paid pursuant to the Disposition Management Agreement), the Disposition Manager Fee payable on such Payment Date, plus, (subject, in the case of expenses and indemnification amounts, to the applicable Expense Limit) all reasonable out-of-pocket expenses and indemnification amounts owed to the Indenture Trustee (in all capacities), the Disposition Manager (such expenses of the Disposition Manager subject to loanDepot’s prior approval as set forth in the Disposition Management Agreement) and the Owner Trustee on such Payment Date;
(ii)to each Person (other than the Indenture Trustee, the Owner Trustee or the Disposition Manager) entitled to receive Fees on such date, the Fees payable to any such Person with respect to the related Collection Period or Interest Accrual Period, plus (subject, in the case of expenses and indemnification amounts, to the applicable Expense Limit, and allocated pro rata based on the amounts due to each such Person) all reasonable out-of-pocket expenses and indemnification amounts owed for Administrative Expenses of the

Issuer, pursuant to the Transaction Documents or owed or payable by the Indenture Trustee, in its capacity as such, to Fannie Mae or any other Person pursuant to the Transaction Documents with respect to expenses, indemnification amounts, and other amounts to the extent such expenses, indemnification amounts and other amounts have been invoiced or noticed to the Administrator and the Indenture Trustee;
(iii)to the Noteholders of each Series of Notes, pro rata based on their respective interest entitlement amounts, the Interest Payment Amount (for all Series) and the Step-Up Fee (for all Series, if any) for the current Payment Date, for each such Series; provided that if the amount on deposit in the Collection and Funding Account on such day is insufficient to pay all amounts in respect of any Series pursuant to this clause (iii), the Indenture Trustee shall withdraw from the Series Reserve Account for such Series an amount equal to the lesser of the amount then on deposit in such Series Reserve Account and the amount of such shortfall for disbursement to the Noteholders of such Series in reduction of such shortfall, with all such amounts paid to a Series under this clause (iii) allocated among the Classes of such Series as provided in the related Indenture Supplement;
(iv)pro rata, to (A) the Series Reserve Account for each Series of Notes, any amount required to be deposited therein so that, after giving effect to such deposit, the amount on deposit in such Series Reserve Account on such day equals the related Series Reserve Required Amount, if applicable and (B) the Expense Reserve Account, any amount required to be deposited therein so that, after giving effect to such deposit, the amount on deposit in the Expense Reserve Account on such day equals the Expense Reserve Required Amount;
(v)to the Collection and Funding Account, any amount required to be deposited therein so that, after giving effect to such deposit, the amounts designated as “Advance Rate Reduction Event Reserve Amounts” on such Payment Date equal the Advance Rate Reduction Event Reserve Required Amount related to the Collateral for the Notes, if applicable;
(vi)the Early Amortization Event Payment Amount to be paid on such Payment Date, pro rata, on each Series of Outstanding Notes that is in its Early Amortization Period, if applicable;
(vii)to the Noteholders of each Series of Term Notes, pro rata, the Scheduled Principal Payment Amount and Early Termination Event Payment Amount for such Payment Date;
(viii)to the extent necessary to avoid any related Borrowing Base Deficiency, at the direction of the Administrator, either (1) to pay down the respective VFN Principal Balances of each Outstanding Class of VFNs, until the earlier of the removal of any Borrowing Base Deficiency or reduction of all

VFN Series’ VFN Principal Balances to zero, paid pro rata among each VFN Class based on their respective Note Balances, or (2) to reserve cash in the Collection and Funding Account;
(ix)pro rata, based on their respective invoiced or reimbursable amounts and without regard to the applicable Expense Limit, (A) to the Indenture Trustee (in all its capacities), the Owner Trustee and the Disposition Manager for any amounts payable to the Indenture Trustee, the Owner Trustee and the Disposition Manager pursuant to this Base Indenture, the Trust Agreement or the Disposition Management Agreement, as applicable, to the extent not paid under clause (i) above, (B) to the MSR Valuation Agent for any amounts payable to the MSR Valuation Agent pursuant to this Base Indenture to the extent not paid under clause (ii) above, (C) to the Securities Intermediary for any indemnification amounts owed to the Securities Intermediary as described in Section 4.9; (D) all Administrative Expenses of the Issuer not paid under clause (ii) above; or (E) any other amounts payable pursuant to this Base Indenture or any other Transaction Document and not paid under clause (ii) above; and
(x)any Net Excess Cash Amount to or at the written direction of loanDepot as holder of the Owner Trust Certificate, to the extent that following any such payment or distribution, there would not be a Borrowing Base Deficiency (as calculated using clause (x) of such definition); provided that amounts due and owing to the Owner Trustee and not previously paid hereunder or under any other Transaction Document shall be paid prior to such payment.
(2)On and after the commencement of the Full Amortization Period, all Available Funds for each Series shall be allocated in the following order of priority:
(i)to the Indenture Trustee (in all its capacities), the Indenture Trustee Fee, to the Owner Trustee, the Owner Trustee Fee, to the Disposition Manager (to the extent not otherwise paid pursuant to the Disposition Management Agreement), the Disposition Manager Fee payable on such Payment Date, plus (without regard, in the case of expenses and indemnification amounts, to the applicable Expense Limit) all reasonable out-of-pocket expenses and indemnification amounts owed to the Indenture Trustee (in all capacities), the Owner Trustee and the Disposition Manager on such Payment Date, with respect to expenses and indemnification amounts to the extent such expenses and indemnification amounts have been invoiced or noticed to the Administrator; provided that if the amount of Available Funds is not sufficient to pay the full amounts owed to the Indenture Trustee and the Disposition Manager pursuant to this clause (i), the Indenture Trustee shall withdraw from the Expense Reserve Account an amount equal to the lesser of the amount then on deposit in the Expense Reserve Account and the amount of such shortfall for disbursement to the Indenture Trustee in reduction of such shortfall;

(ii)to each Person (other than the Indenture Trustee, the Owner Trustee and Disposition Manager) entitled to receive Fees on such date, the Fees payable to any such Person with respect to the related Collection Period or Interest Accrual Period, as applicable, plus (subject, in the case of expenses and indemnification amounts, to the applicable Expense Limit and allocated pro rata based on the amounts due to each such Person) all reasonable out-of-pocket expenses and indemnification amounts owed for Administrative Expenses of the Issuer with respect to expenses, indemnification amounts and other amounts to the extent such expenses, indemnification amounts and other amounts have been invoiced or noticed to the Administrator and the Indenture Trustee;
(iii)thereafter, the VFN Series Available Funds or the Term Note Series Available Funds, as applicable, for each Outstanding Series shall be allocated in the following order of priority (or in such other order of priority as specified in the related Indenture Supplement):
(A)to pay any costs, reasonable out-of-pocket expenses and indemnification amounts owed with respect to any Hedging Instruments for each such outstanding Series of VFNs or Term Notes, as applicable;
(B)to the Noteholders of such Series, pro rata, (a) the related Cumulative Interest Shortfall Amounts attributable to unpaid Interest Amounts (for all Series) from prior Payment Dates, and (b) the Interest Amounts (for all Series) for the current Payment Date, for each such Class; provided that if the amount of related VFN Series Available Funds or Term Note Series Available Funds, as applicable, is insufficient for any Class pursuant to this clause (iii)(B), the Indenture Trustee shall withdraw from the Series Reserve Account for such Class an amount equal to the lesser of the amount then on deposit in such Series Reserve Account and the amount of such shortfall for disbursement to the Noteholders of such Class in reduction of such shortfall, with all such amounts paid to a Series under this clause (iii)(B) allocated among the Classes of such Series as provided in the related Indenture Supplement;
(C)to the Noteholders of such Series, pro rata, remaining VFN Series Available Funds or Term Note Series Available Funds, as applicable, up to the aggregate unpaid Note Balances to reduce Note Balances in the order specified in the related Indenture Supplement, until all such Note Balances have been reduced to zero;
(D)to the Noteholders of such Series, pro rata, remaining VFN Series Available Funds or Term Note Series Available Funds, as applicable, first, the Step-Up Fee and thereafter the Default Supplemental Fee for the current Payment Date, with all such amounts paid to a Series under this clause (iii)(D) allocated among the Classes of such Series as provided in the related Indenture Supplement; and

(E)allocated to any other Series in accordance with the applicable priority of payments for such other Series, to the extent the VFN Series Available Funds or the Term Note Series Available Funds, as applicable, for such other Series were insufficient to make such payments, allocated among such other Series pro rata based on the amounts of their respective shortfalls;
(iv)out of all remaining VFN Series Available Funds and Term Note Series Available Funds for all Series, pro rata, based on their respective due and payable and invoiced or reimbursable amounts and without regard to the applicable Expense Limit, (A) to the MSR Valuation Agent for any amounts payable to the MSR Valuation Agent pursuant to this Base Indenture to the extent not paid under clause (ii) above, (B) to the Securities Intermediary for any indemnification amounts owed to the Securities Intermediary as described in Section 4.9, and (C) all Administrative Expenses of the Issuer not paid under clause (ii) above; provided that if the amount of related VFN Series Available Funds or Term Note Series Available Funds, as applicable, is not sufficient to pay the full amounts owed to the MSR Valuation Agent pursuant to subclause (A) of this clause (iv), the Indenture Trustee shall withdraw from the Expense Reserve Account an amount equal to the lesser of the amount then on deposit in the Expense Reserve Account and the amount of such shortfall for disbursement to the MSR Valuation Agent in reduction of such shortfall;
(v)out of all remaining VFN Series Available Funds and Term Note Series Available Funds for all Series, to pay any other amounts required to be paid before Net Excess Cash Amounts pursuant to one or more Indenture Supplements; and
(vi)out of all remaining VFN Series Available Funds and Term Note Series Available Funds for all Series, any Net Excess Cash Amount to or at the written direction of loanDepot as holder of the Owner Trust Certificate.
The amounts payable under clause (i) or (ii) of Section 4.5(a)(2) above shall be paid out of each Series’ VFN Series Available Funds or Term Note Series Available Funds, as applicable, based on such Series’ Series Allocation Percentage of such amounts payable on such Payment Date. If, on any Payment Date, the VFN Series Available Funds or Term Note Series Available Funds, as applicable, for any Series is less than the amount payable under clauses (i) and (ii) of Section 4.5(a)(2) above out of such Series’ VFN Series Available Funds or Term Note Series Available Funds, as applicable (any such difference, a “Shortfall Amount”), the amount of such Shortfall Amount shall be paid out of the VFN Series Available Funds or Term Note Series Available Funds, as applicable, for each Series that does not have a Shortfall Amount, in each case, based on such Series’ relative Series Invested Amount.
(b)On each Payment Date, the Indenture Trustee shall instruct the Paying Agent to pay to, or as directed by, each Noteholder of record on the related Record Date the amount to be paid to such Noteholder in respect of the related Note on such Payment Date by wire transfer, appropriate instructions will be provided to the Indenture Trustee in writing no later [***] to the related Payment Date.
(c)Notwithstanding anything to the contrary in this Base Indenture, the Indenture Supplement providing for the issuance of any Series of Notes within which there are one or more Classes of Notes may specify the allocation of payments among such Classes payable pursuant to Section 4.5, providing for the subordination of such payments on the subordinated Series or Class, and any such provision in such an Indenture Supplement shall have the same effect as if set forth in this Base Indenture and any related Indenture Supplement, all to the extent an Issuer Tax Opinion is delivered as to such Series at its issuance.
(d)On each Payment Date, the Indenture Trustee shall make available, in the same manner as described in Section 3.5, a report stating all amounts paid to the Indenture Trustee (in all its capacities) pursuant to this Section 4.5 on such Payment Date.
Section 4.6.Series Reserve Account; Expense Reserve Account.
(a)Series Reserve Account.
(i)Pursuant to Section 4.1, the Indenture Trustee shall establish and maintain a Series Reserve Account or Trust Accounts for each Series, each of which shall be an Eligible Account, for the benefit of the Secured Parties of such Series. If any such account loses its status as an Eligible Account, the funds in such account shall be moved to an account that qualifies as an Eligible Account within [***]. On or prior to the Issuance Date for each Series, the Issuer shall cause an amount equal to the related Series Reserve Required Amount(s), if applicable, to be deposited into the related Series Reserve Account(s). Thereafter, on each Payment Date and Interim Payment Date, the Indenture Trustee shall withdraw the Available Funds, from the Note Payment Account and deposit them into each such related Series Reserve Account pursuant to, and to the extent required by, Section 4.5(a) and the related Indenture Supplement.
(ii)On each Payment Date, an amount equal to the aggregate of amounts described in clauses (i), (ii) and (iii) of Section 4.5(a)(1) or clauses (i) and (ii) of Section 4.5(a)(2) allocable to the related Series, as appropriate, and which is not payable out of the related Available Funds or the related VFN Series Available Funds or Term Note Series Available Funds, as applicable, due to an insufficiency of such Available Funds or VFN Series Available Funds or Term Note Series Available Funds, as applicable, shall be withdrawn from (w) the related Series Reserve Account by the Indenture Trustee and remitted to the Note Payment Account for payment in respect of the related Class’ allocable share of such items as described in Section 4.5(a)(1), or the related Indenture Supplement. All Collections received in the Collection and Funding Account shall be deposited into the related Series Reserve Accounts until the amount on deposit in each Series Reserve Account equals the related Series Reserve Required Amount, if applicable, as described in Section 4.5 and the related Indenture Supplement. For purposes of the foregoing, the portion of any such fees and expenses payable under

Section 4.5(a)(1)(i) or (ii) shall equal the related Series Allocation Percentage of the amounts payable under such clause.
(iii)If on any Payment Date the amount on deposit in a Series Reserve Account is equal to or greater than the aggregate Note Balance for the related Series (after payment on such Payment Date of the amounts described in Section 4.5) the Indenture Trustee will withdraw from such Series Reserve Account the aggregate Note Balance for such Series and remit it to the Noteholders of the Notes of such Series in reduction of the aggregate Note Balance for all Classes of Notes of such Series that are Outstanding. On the Stated Maturity Date for the latest maturing Class in a Series, the balance on deposit in the related Series Reserve Account shall be applied as a principal payment on the Notes of that Series to the extent necessary to reduce the aggregate Note Balance for that Series to zero. On any Payment Date after payment of principal on the Notes and when no Event of Default has occurred, the Indenture Trustee shall withdraw from each Series Reserve Account the amount by which the balance of the Series Reserve Account exceeds the related Series Reserve Required Amount, if applicable, and pay such amount to loanDepot as holder of the Owner Trust Certificate.
(iv)Amounts held in a Series Reserve Account shall be invested in Permitted Investments at the direction of the Administrator as provided in Section 4.1; provided, however, that if no such direction is provided, all amounts shall remain uninvested.
(v)On any Payment Date, after payment of all amounts pursuant to Section 4.5(a), during the Full Amortization Period, the Indenture Trustee shall withdraw from each Series Reserve Account the amount by which the amount standing to the credit of such Series Reserve Account exceeds the related Series Reserve Required Amount, if applicable, and shall apply such excess to reduce the Note Balances of the Notes of the related Series, pursuant to Section 4.5. Such principal payment shall be made in accordance with the terms and provisions of the related Indenture Supplement. On any Payment Date following the payment in full of all principal payable in respect of the related Series or Class of Notes, the Indenture Trustee shall withdraw any remaining amounts from the related Series Reserve Account and distribute it to loanDepot as holder of the Owner Trust Certificate. Amounts paid to loanDepot or its designee pursuant to the preceding sentence shall be released from the Security Interest.
(vi)If on any Funding Date, the amount on deposit in one or more Series Reserve Accounts is less than the related Series Reserve Required Amounts, if applicable, then the Administrator may direct the Indenture Trustee to transfer from the Collection and Funding Account to such Series Reserve Accounts an amount equal to the amount by which the respective Series Reserve Required Amounts, if applicable, exceed the respective amounts then on deposit in the related Series Reserve Accounts.
(vii)Any funds on deposit in any Series Reserve Account are to be applied to make any required payments in respect of the related Series or Class of Notes only, and no other Series or Class of Notes shall have any interest or claim against such amounts on deposit. Notwithstanding the foregoing, if any Series or Class of Notes is deemed to have an interest or claim on the funds on deposit in the Series Reserve Account established for another Series, it shall not receive any amounts on deposit in such Series Reserve Account unless and until the Series or Class of Notes related to such Series Reserve Account are paid in full and are no longer Outstanding. The provisions of this Section 4.6(a)(vii) constitute a “subordination agreement” for purposes of Section 510(a) of the Bankruptcy Code.
(b)Expense Reserve Account.
(i)Pursuant to Section 4.1, the Indenture Trustee shall establish and maintain an Expense Reserve Account, which shall be an Eligible Account, for the benefit of the Indenture Trustee and the MSR Valuation Agent. If any such account loses its status as an Eligible Account, the funds in such account shall be moved to an account that qualifies as an Eligible Account within [***]. On each Payment Date and Interim Payment Date, the Indenture Trustee shall withdraw Available Funds from the Note Payment Account and deposit them into the Expense Reserve Account pursuant to, and to the extent required by Section 4.5(a).
(ii)On each Payment Date, an amount equal to the aggregate of amounts described in clause (i) of Section 4.5(a)(2) which is not payable out of Series Available Funds due to an insufficiency of VFN Series Available Funds or Term Note Series Available Funds, as applicable, shall be withdrawn from the Expense Reserve Account by the Indenture Trustee and remitted to the Note Payment Account for payment in respect of the related Class’ allocable share of such items as described in Section 4.5(a). All Collections received in the Collection and Funding Account shall be deposited into the Expense Reserve Account until the amount on deposit in the Expense Reserve Account equals the Expense Reserve Required Amount, as described in Section 4.5.
(iii)Amounts held in the Expense Reserve Account shall be invested in Permitted Investments at the direction of the Administrator as provided in Section 4.1; provided, however, that if no such direction is provided, all amount shall remain uninvested.
(iv)On any Payment Date, after payment of all amounts pursuant to Section 4.5(a), during the Full Amortization Period, the Indenture Trustee shall withdraw from the Expense Reserve Account the amount by which the amount standing to the credit of the Expense Reserve Account exceeds the Expense Reserve Required Amount, if applicable, and shall apply such excess to reduce the Note Balances of the Notes of all Series, pursuant to Section 4.5. Such principal payment shall be made in accordance with the terms and provisions of the related Indenture Supplement. On any Payment Date following the payment in full of all principal payable in respect of all Series or Classes of Notes and the payment in full of all amounts payable to the Indenture Trustee and the MSR Valuation Agent, the Indenture Trustee shall withdraw any remaining amounts from the Expense Reserve Account and distribute it to loanDepot as holder of the Owner Trust Certificate. Amounts paid to loanDepot or its designee pursuant to the preceding sentence shall be released from the Security Interest.

(v)If on any Funding Date, the amount on deposit in the Expense Reserve Accounts is less than the Expense Reserve Required Amount, if applicable, then the Administrator may direct the Indenture Trustee to transfer from the Collection and Funding Account to the Expense Reserve Account an amount equal to the amount by which the Expense Reserve Required Amount exceeds the amounts then on deposit in the Expense Reserve Account.
Section 4.7.Collection and Funding Account.
Pursuant to Section 4.1, the Indenture Trustee shall establish and maintain the Collection and Funding Account, which shall be an Eligible Account, for the benefit of the applicable Secured Parties. If such account loses its status as an Eligible Account, the funds in such account shall be moved to an account that qualifies as an Eligible Account within [***]. The Indenture Trustee shall deposit and withdraw Available Funds from the Collection and Funding Account pursuant to, and to the extent required by Section 4.5.
Amounts held in the Collection and Funding Account shall be invested in Permitted Investments at the direction of the Administrator as provided in Section 4.1; provided, however, if no such direction is provided, all amounts shall remain uninvested.
Section 4.8.Note Payment Account.
(a)Pursuant to Section 4.1, the Indenture Trustee shall establish and maintain the Note Payment Account, which shall be an Eligible Account, for the benefit of the applicable Secured Parties. If the Note Payment Account loses its status as an Eligible Account, the funds in such account shall be moved to an account that qualifies as an Eligible Account within [***]. The Note Payment Account shall be funded to the extent that (i) the Issuer shall remit to the Indenture Trustee the Redemption Amount for a Class of Notes pursuant to Section 13.1, (ii) the Indenture Trustee shall remit thereto any Available Funds from the Collection and Funding Account pursuant to Section 4.2(a), (iii) the Indenture Trustee shall transfer amounts from an applicable Series Reserve Account pursuant to, and to the extent required by, Section 4.6, and (iv) the Indenture Trustee shall transfer amounts from the Expense Reserve Account pursuant to, and to the extent required by, Section 4.6.
(b)On each Payment Date, an amount equal to the aggregate of amounts described in Section 4.5(a) shall be withdrawn from the Note Payment Account by the Indenture Trustee and remitted to the Noteholders and other Persons or accounts described therein for payment as described in that Section, and upon payments of all sums payable hereunder as described in Section 4.5(a), as applicable, any remaining amounts then on deposit in the Note Payment Account shall be released from the Security Interest and paid to loanDepot or its designee unless it would cause a Borrowing Base Deficiency.
(c)Amounts held in the Note Payment Account may be invested in Permitted Investments at the direction of the Administrator as provided in Section 4.1; provided, however, that if no such direction is provided, all amounts shall remain uninvested.

Section 4.9.Securities Accounts.
(a)Securities Intermediary. The Issuer and the Indenture Trustee hereby appoint Citibank, as Securities Intermediary with respect to the Trust Accounts. The Security Entitlements and all Financial Assets credited to the Trust Accounts, including all amounts, securities, investments, Financial Assets, investment property and other property from time to time deposited in or credited to such account and all proceeds thereof, held from time to time in the Trust Accounts will continue to be held by the Securities Intermediary for the Indenture Trustee for the benefit of the Secured Parties. Upon the termination of this Base Indenture, the Indenture Trustee shall inform the Securities Intermediary of such termination. By acceptance of their Notes or interests therein, the Noteholders and all beneficial owners of Notes shall be deemed to have appointed Citibank, as Securities Intermediary. Citibank hereby accepts such appointment as Securities Intermediary.
(i)With respect to any portion of the Trust Estate that is credited to the Trust Accounts, the Securities Intermediary agrees that:
(A)with respect to any portion of the Trust Estate that is held in deposit accounts, each such deposit account shall be subject to the security interest granted pursuant to this Base Indenture, and the Securities Intermediary shall comply with instructions originated by the Indenture Trustee directing dispositions of funds in the deposit accounts without further consent of the Issuer and otherwise shall be subject to the exclusive custody and control of the Securities Intermediary, and the Securities Intermediary shall have sole signature authority with respect thereto;
(B)any and all property credited to the Trust Accounts shall be treated by the Securities Intermediary as Financial Assets;
(C)any portion of the Trust Estate that is, or is treated as, a Financial Asset shall be physically delivered (accompanied by any required endorsements) to, or credited to an account in the name of, the Securities Intermediary or other eligible institution maintaining any Trust Account in accordance with the Securities Intermediary’s customary procedures such that the Securities Intermediary or such other institution establishes a Security Entitlement in favor of the Indenture Trustee, for the benefit of the Noteholders, with respect thereto over which the Securities Intermediary or such other institution has “control” (as defined in the UCC); and
(D)it will use reasonable efforts to promptly notify the Indenture Trustee and the Issuer if any other Person claims that it has a property interest in a Financial Asset in any Trust Account and that it is a violation of that Person’s rights for anyone else to hold, transfer or deal with such Financial Asset.
(ii)The Securities Intermediary hereby confirms that (A) each Trust Account is an account to which Financial Assets are or may be credited, and the Securities

Intermediary shall, subject to the terms of this Base Indenture treat the Indenture Trustee as entitled to exercise the rights that comprise any Financial Asset credited to any Trust Account, (B) any portion of the Trust Estate in respect of any Trust Account will be promptly credited by the Securities Intermediary to such account, and (C) all securities or other property underlying any Financial Assets credited to any Trust Account shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank or credited to another Securities Account maintained in the name of the Securities Intermediary, and in no case will any Financial Asset credited to any Trust Account be registered in the name of the Issuer or the Administrator, payable to the order of the Issuer or the Administrator or specially endorsed to any of such Persons.
(iii)If at any time the Securities Intermediary shall receive an Entitlement Order from the Indenture Trustee directing transfer or redemption of any Financial Asset relating to any Trust Account, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Issuer or the Administrator or any other Person. If at any time the Indenture Trustee notifies the Securities Intermediary in writing that this Base Indenture has been discharged in accordance herewith, then thereafter if the Securities Intermediary shall receive any order from the Issuer directing transfer or redemption of any Financial Asset relating to any Trust Account, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Indenture Trustee or any other Person.
(iv)In the event that the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in any Trust Account or any Financial Asset or Security Entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Indenture Trustee. The Financial Assets and Security Entitlements credited to the Trust Accounts will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any Person other than (i) the Indenture Trustee (on behalf of the Noteholders) in the case of the Trust Accounts and (ii) the Owner Trustee Lien.
(v)There are no other agreements entered into between the Securities Intermediary in such capacity, and the Securities Intermediary agrees that it will not enter into any agreement with, the Issuer, the Administrator, or any other Person (other than the Indenture Trustee) with respect to any Trust Account. In the event of any conflict between this Base Indenture (or any provision of this Base Indenture) and any other agreement now existing or hereafter entered into, the terms of this Base Indenture shall prevail.
(vi)The rights and powers granted herein to the Indenture Trustee have been granted in order to perfect its interest in the Trust Accounts and the Security Entitlements to the Financial Assets credited thereto, and are powers coupled with an interest and will not be affected by the bankruptcy of the Issuer, the Administrator or loanDepot nor by the lapse of time. The obligations of the Securities Intermediary hereunder shall continue in effect until the interest of the Indenture Trustee in the Trust Accounts and in such

Security Entitlements, has been terminated pursuant to the terms of this Base Indenture and the Indenture Trustee has notified the Securities Intermediary of such termination in writing.
(b)Definitions; Choice of Law. Capitalized terms used in this Section 4.9 and not defined herein shall have the meanings assigned to such terms in the New York UCC. For purposes of Section 8-110(e) of the New York UCC, the “securities intermediary’s jurisdiction” shall be the State of New York. The Securities Intermediary, the Administrator and the Issuer agree that they will not change the applicable law in force with respect to issues referred to in Article 2(1) of the Hague Securities Convention to a state other than the State of New York.
(c)Limitation on Liability. None of the Securities Intermediary or any director, officer, employee or agent of the Securities Intermediary shall be under any liability to the Indenture Trustee or the Noteholders for any action taken, or not taken, in good faith pursuant to this Base Indenture, or for errors in judgment; provided, however, that this provision shall not protect the Securities Intermediary against any liability to the Indenture Trustee or the Noteholders which would otherwise be imposed by reason of the Securities Intermediary’s willful misconduct, bad faith or negligence in the performance of its obligations or duties hereunder. The Securities Intermediary and any director, officer, employee or agent of the Securities Intermediary may rely in good faith on any document of any kind which, on its face, is properly executed and submitted by any Person respecting any matters arising hereunder. The Securities Intermediary shall be under no duty to inquire into or investigate the validity, accuracy or content of such document.
(d)Representations, Warranties and Covenants of the Securities Intermediary. The Securities Intermediary represents and warrants that, as of the date hereof, the Securities Intermediary has a physical office in the United States and is engaged in a business or other regular activity of maintaining Securities Accounts. The Securities Intermediary agrees that, at all times while this Base Indenture is in effect, it shall maintain a physical office in the United States that satisfies the criteria set forth in Article 4(1)(a) or (b) of the Hague Securities Convention.
Section 4.10.Notice of Adverse Claims.
Except for the claims and interests of the Secured Parties in the Trust Accounts, the Securities Intermediary has no actual knowledge of any claim to, or interest in, any Trust Account or in any financial asset credited thereto. If any Person asserts any Adverse Claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Trust Account or in any financial asset carried therein of which a Responsible Officer of the Securities Intermediary has actual knowledge, the Securities Intermediary will promptly notify the Noteholders, the Indenture Trustee and the Issuer thereof.

Section 4.11.No Gross Up.
No Person, including the Issuer, shall be obligated to pay any additional amounts to the Noteholders or Note Owners as a result of any withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges.
Section 4.12.Advance Rate Reduction Event Trigger Period, Early Amortization Period, Early Termination Event Period and Full Amortization Period.
Upon the occurrence of an Advance Rate Reduction Event, the Advance Rate Reduction Event Trigger Period for all Outstanding Notes shall commence without further action on the part of any Person, unless, together, the Majority Noteholders of all Outstanding Notes that are not Variable Funding Notes and the Majority Noteholders for each Series of Variable Funding Notes that are Outstanding, plus the Administrative Agent, notify the Indenture Trustee and the Disposition Manager that either (i) they have waived the occurrence of such Advance Rate Reduction Event or (ii) they have acknowledged that the Advance Rate Reduction Event has been cured. Upon the commencement of the Advance Rate Reduction Event Trigger Period, the Indenture Trustee shall cause Advance Rate Reduction Event Reserve Amounts to be remitted to the Note Payment Account and included as Available Funds for payment in respect of the related Class’ allocable share of such items as described in Section 4.5(a).
Upon the occurrence of an Early Amortization Event, the Revolving Period for all Classes and Series of the Notes shall automatically terminate and the Early Amortization Period for all Outstanding Notes shall commence without further action on the part of any Person, unless, together, the Majority Noteholders of all Outstanding Notes that are not Variable Funding Notes and the Majority Noteholders for each Series of Variable Funding Notes that are Outstanding, plus the Administrative Agent, notify the Indenture Trustee and the Disposition Manager that either (i) they have waived the occurrence of such Early Amortization Event and consent to the continuation of the Revolving Period for each Outstanding Series that is still in its Revolving Period or (ii) they acknowledge that the Early Amortization Event has been cured and consent to the continuation of the Revolving Period for each Outstanding Series that is still in its Revolving Period.
Upon the occurrence of an Early Termination Event, the Revolving Period for all Classes and Series of the Notes shall automatically terminate and the Early Termination Event Period for all Outstanding Notes shall commence without further action on the part of any Person, unless, together, the Majority Noteholders of all Outstanding Notes that are not Variable Funding Notes and the Majority Noteholders for each Series of Variable Funding Notes that are Outstanding, plus the Administrative Agent, notify the Indenture Trustee and the Disposition Manager that either (i) they have waived the occurrence of such Early Termination Event and consent to the continuation of the Revolving Period for each Outstanding Series that is still in its Revolving Period or (ii) they acknowledge that the Early Termination Event has been cured and consent to the continuation of the Revolving Period for each Outstanding Series that is still in its Revolving Period.

Upon the occurrence of an Event of Default, the Revolving Period for all Classes and Series of the Notes shall automatically terminate and the Full Amortization Period for all Outstanding Notes shall commence without further action on the part of any Person, unless, together, the Majority Noteholders of all Outstanding Notes that are not Variable Funding Notes and the Majority Noteholders for each Series of Variable Funding Notes that are Outstanding, plus the Administrative Agent, notify the Indenture Trustee, Fannie Mae and the Disposition Manager that either (i) they have waived the occurrence of such Event of Default and consent to the continuation of the Revolving Period for each Outstanding Series that is still in its Revolving Period or (ii) they acknowledge that the Event of Default has been cured and consent to the continuation of the Revolving Period for each Outstanding Series that is still in its Revolving Period.
The obligation of the Issuer to pay or reserve any Default Supplemental Fee, Step-Up Fee, Cumulative Interest Shortfall Amount, Cumulative Default Supplemental Fee Shortfall Amount or Cumulative Step-Up Fee Shortfall Amount shall begin only upon the occurrence of an Early Amortization Event, Early Termination Event or Event of Default, as applicable, and commencement of the Early Amortization Period, the Early Termination Event Period or Full Amortization Period, as applicable, as described in this Section 4.12.
Article V

Note Forms
Section 5.1.Forms Generally.
The Notes will have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Base Indenture or the applicable Indenture Supplement and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with applicable laws or regulations or with the rules of any securities exchange, or as may, consistently herewith, be determined by the Issuer, as evidenced by the Issuer’s execution of such Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.
The Definitive Notes and the Global Notes representing the Book-Entry Notes will be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders) or may be produced in any other manner, all as determined by the Issuer, as evidenced by the Issuer’s execution of such Notes.
Section 5.2.Forms of Notes.
(a)Forms Generally. Subject to Section 5.2(b), each Note will be in one of the forms approved from time to time by or pursuant to this Base Indenture. Without limiting the generality of the foregoing, the Indenture Supplement for any Series of Notes shall specify whether the Notes of such Series, or of any Class within such Series, shall be issuable as Definitive Notes or as Book-Entry Notes.

(b)Issuer Certificate. Before the delivery of a Note to the Indenture Trustee for authentication in any form approved by or pursuant to an Issuer Certificate, the Issuer will deliver to the Indenture Trustee the Issuer Certificate by or pursuant to which such form of Note has been approved, which Issuer Certificate will have attached thereto a true and correct copy of the form of Note which has been approved thereby. Any form of Note approved by or pursuant to an Issuer Certificate must be acceptable as to form to the Indenture Trustee, such acceptance to be evidenced by the Indenture Trustee’s authentication of Notes in that form of a Certificate of Authentication signed by an Indenture Trustee Authorized Officer and delivered to the Issuer.
(c)    Rule 144A Notes. Notes sold by the Issuer (other than Regulation S Notes) shall bear a legend generally to the effect that resales of such Notes or interests therein may be made only to qualified institutional buyers in transactions exempt from the registration requirements of the 1933 Act in reliance on Rule 144A (each, a “Rule 144A Note”) and shall be issued initially in the form of (A) one or more permanent Global Notes in fully registered form (each, a “Rule 144A Global Note”), substantially in the form attached hereto as Exhibit A-1 or (B) one or more permanent Definitive Notes in fully registered form (each, a “Rule 144A Definitive Note”), substantially in the form attached hereto as Exhibit A-2. The aggregate principal amounts of the Rule 144A Global Notes or Rule 144A Definitive Notes may from time to time be increased or decreased by adjustments made on the records of the Indenture Trustee, or the Depository or its nominee, as the case may be, as hereinafter provided.
(i)Regulation S Notes. Notes sold in offshore transactions in reliance on Regulation S (each, a “Regulation S Note”) shall be issued in the form of (A) one or more permanent Global Notes in fully registered form (each, a “Regulation S Global Note”), substantially in the form attached hereto as Exhibit A-3 or (B) one or more permanent Definitive Notes in fully registered form (each, a “Regulation S Definitive Note”), substantially in the form attached hereto as Exhibit A-4. The aggregate principal amounts of the Regulation S Global Notes or the Regulation S Definitive Notes may from time to time be increased or decreased by adjustments made on the records of the Indenture Trustee or the Depository or its nominee, as the case may be, as hereinafter provided.
Section 5.3.Reserved.
Section 5.4.Book-Entry Notes.
(a)Issuance of Book-Entry Notes. If the Issuer establishes pursuant to Sections 5.2 and 6.1 that the Notes of a particular Series or Class are to be issued as Book-Entry Notes, then the Issuer will execute and the Indenture Trustee or its agent will, in accordance with Section 6.3 and with the Issuer Certificate delivered to the Indenture Trustee or its agent under Section 6.3, authenticate and deliver, one or more definitive Global Notes, which, unless otherwise provided in the applicable Indenture Supplement (1) will represent, and will be denominated in an amount equal to the aggregate, Initial Note Balance of the Outstanding Notes of such Series or Class to be represented by such Global Note or Notes, or such portion thereof as the Issuer will specify in an Issuer Certificate, (2) will be registered in the name of the Depository for such Global Note or Notes or its nominee; (3) will be delivered by the Indenture Trustee or its agent to the Depository or pursuant to the Depository’s instruction (and which may be held by the Indenture Trustee as custodian for the Depository, if so specified in the related Indenture Supplement or Depository Agreement), (4) if applicable, will bear a legend substantially to the following effect: “Unless this Note is presented by an authorized representative of DTC, to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein” and (5) may bear such other legend as the Issuer, upon advice of counsel, deems to be applicable.
(b)The Note Registrar and the Indenture Trustee may deal with the Depository as the sole Noteholder of the Book-Entry Notes for all purposes of this Base Indenture and will not be obligated to the Note Owners, except as stated in Section 14.12.
(c)The rights of the Note Owners may be exercised only through the Depository and will be limited to those established by law and agreements between the Note Owners and the Depository and/or its participants under the Depository Agreement.
(d)If this Section 5.4 conflicts with other terms of this Base Indenture, this Section 5.4 will control.
(e)The Depository will make book-entry transfers among its participants and receive and transmit payments of principal of and interest on the Book-Entry Notes to the participants.
(f)The Indenture Trustee, the Note Registrar, and the Paying Agent shall have no responsibility or liability for any actions taken or not taken by the Depository.
(g)If this Base Indenture requires or permits actions to be taken based on instructions or directions of the Noteholders of a stated percentage of Note Balance of the Notes, the Depository will be deemed to represent those Noteholders only if it has received instructions to that effect from Note Owners and/or the Depository’s participants owning or representing, the required percentage of the beneficial interest of the Notes and has delivered the instructions to the Indenture Trustee.
(h)The Issuer in issuing Notes may use “CUSIP” numbers (if then generally in use), and, if so, the Indenture Trustee shall use “CUSIP” numbers in notices of redemption as a convenience to Noteholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer will promptly notify the Indenture Trustee in writing of any change in the “CUSIP” numbers.

(i)Transfers of Global Notes only to Depository Nominees. Notwithstanding any other provisions of this Section 5.4 or of Section 6.5, and subject to the provisions of clause (j) below, unless the terms of a Global Note or the applicable Indenture Supplement expressly permit such Global Note to be exchanged in whole or in part for individual Notes, a Global Note may be transferred, in whole but not in part and in the manner provided in Section 6.5, only to a nominee of the Depository for such Global Note, or to the Depository, or a successor Depository for such Global Note selected or approved by the Issuer, or to a nominee of such successor Depository.
(j)Limited Right to Receive Definitive Notes. Except under the limited circumstances described below, Note Owners of beneficial interests in Global Notes will not be entitled to receive Definitive Notes. With respect to Notes issued within the United States, unless otherwise specified in the applicable Indenture Supplement, or with respect to Notes issued outside the United States, if specified in the applicable Indenture Supplement:
(i)If at any time the Depository for a Global Note notifies the Issuer that it is unwilling or unable to continue to act as Depository for such Global Note or if at any time the Depository for the Notes for such Series or Class ceases to be a Clearing Corporation, the Issuer will appoint a successor Depository with respect to such Global Note. If a successor Depository for such Global Note is not appointed by the Issuer within [***] after the Issuer receives such notice or becomes aware of such ineligibility, the Issuer will execute, and the Indenture Trustee or its agent will, in accordance with Section 6.3 and with the Issuer Certificate delivered to the Indenture Trustee or its agent under Section 6.3 requesting the authentication and delivery of individual Notes of such Series or Class in exchange for such Global Note, will authenticate and deliver, individual Notes of such Series or Class of like tenor and terms in an aggregate Initial Note Balance equal to the Initial Note Balance of the Global Note in exchange for such Global Note.
(ii)The Issuer may at any time and in its sole discretion determine that the Notes of any Series or Class or portion thereof issued or issuable in the form of one or more Global Notes will no longer be represented by such Global Note or Notes. In such event the Issuer will execute, and the Indenture Trustee or its agent in accordance with Section 6.3 and with the Issuer Certificate delivered to the Indenture Trustee or its agent under Section 6.3 for the authentication and delivery of individual Notes of such Series or Class in exchange in whole or in part for such Global Note, will authenticate and deliver individual Notes of such Series or Class of like tenor and terms in definitive form in an aggregate Initial Note Balance equal to the Initial Note Balance of such Global Note or Notes representing such Series or Class or portion thereof in exchange for such Global Note or Notes.
(iii)If specified by the Issuer pursuant to Sections 5.2 and 6.1 with respect to Notes issued or issuable in the form of a Global Note, the Depository for such Global Note may surrender such Global Note in exchange in whole or in part for individual Notes of such Series or Class of like tenor and terms in definitive form on such terms as are acceptable to the Issuer and such Depository. Thereupon the Issuer will execute, and the Indenture Trustee or its agent will, in accordance with Section 6.3 and with the Issuer Certificate delivered to the Indenture Trustee or its agent under Section 6.3, authenticate and deliver, without service charge, (A) to each Person specified by such Depository a new Note or Notes of the same Series or Class of like tenor and terms and of any authorized denomination as requested by such Person in an aggregate Initial Note Balance equal to the Initial Note Balance of the portion of the Global Note or Notes specified by the Depository and in exchange for such Person’s beneficial interest in the Global Note; and (B) to such Depository a new Global Note of like tenor and terms and in an authorized denomination equal to the difference, if any, between the Initial Note Balance of the surrendered Global Note and the aggregate Initial Note Balance of Notes delivered to the Noteholders thereof.
(iv)If any Event of Default has occurred with respect to such Global Notes, and Note Owners evidencing more than [***]% of the Global Notes of that Series or Class (measured by Voting Interests) advise the Indenture Trustee and the Depository that a Global Note is no longer in the best interest of the Note Owners, the Note Owners of Global Notes of that Series or Class may exchange their beneficial interests in such Notes for Definitive Notes in accordance with the exchange provisions herein.
(v)In any exchange provided for in any of the preceding four paragraphs, the Issuer will execute and the Indenture Trustee or its agent will, in accordance with Section 6.3 and with the Issuer Certificate delivered to the Indenture Trustee or its agent under Section 6.3, authenticate and deliver Definitive Notes in definitive registered form in authorized denominations. Upon the exchange of the entire Initial Note Balance of a Global Note for Definitive Notes, such Global Note will be canceled by the Indenture Trustee or its agent. Except as provided in the preceding paragraphs, Notes issued in exchange for a Global Note pursuant to this Section will be registered in such names and in such authorized denominations as the Depository for such Global Note, pursuant to instructions from its direct or indirect participants or otherwise, will instruct the Indenture Trustee or the Note Registrar. The Indenture Trustee or the Note Registrar will deliver such Notes to the Persons in whose names such Notes are so registered.
Section 5.5.Beneficial Ownership of Global Notes.
Until Definitive Notes have been issued to the applicable Noteholders to replace any Global Notes with respect to a Series or Class pursuant to Section 5.4 or as otherwise specified in any applicable Indenture Supplement:
(a)the Issuer and the Indenture Trustee may deal with the applicable clearing agency or Depository and the Depository Participants for all purposes (including the making of payments) as the authorized representatives of the respective Note Owners; and
(b)the rights of the respective Note Owners will be exercised only through the applicable Depository and the Depository Participants and will be limited to those established by law and agreements between such Note Owners and the Depository and/or the Depository

Participants. Pursuant to the operating rules of the applicable Depository, unless and until Definitive Notes are issued pursuant to Section 5.4, the Depository will make book-entry transfers among the Depository Participants and receive and transmit payments of principal and interest on the related Notes to such Depository Participants.
For purposes of any provision of this Base Indenture requiring or permitting actions with the consent of, or at the direction of, Noteholders evidencing a specified percentage of the Note Balance of Outstanding Notes, such direction or consent may be given by Note Owners (acting through the Depository and the Depository Participants) owning interests in or security entitlements to Notes evidencing the requisite percentage of principal amount of Notes.
Section 5.6.Notices to Depository.
Whenever any notice or other communication is required to be given to Noteholders with respect to which Book-Entry Notes have been issued, unless and until Definitive Notes will have been issued to the related Note Owners, the Indenture Trustee will give all such notices and communications to the applicable Depository, and shall have no obligation to report directly to such Note Owners.
Article VI

The Notes
Section 6.1.General Provisions; Notes Issuable in Series; Terms of a Series or Class Specified in an Indenture Supplement.
(a)Amount Unlimited. The aggregate Initial Note Balance of Notes which may be authenticated and delivered and Outstanding under this Base Indenture is not limited.
(b)Series and Classes. The Notes may be issued in one or more Series or Classes up to an aggregate Note Balance for such Series or Class as from time to time may be authorized by the Issuer. All Notes of each Series or Class under this Base Indenture will in all respects be equally and ratably entitled to the benefits hereof with respect to such Series or Class without preference, priority or distinction on account of (1) the actual time of the authentication and delivery, or (2) Stated Maturity Date of the Notes of such Series or Class, except as specified in the applicable Indenture Supplement for such Series or Class of Notes.
Each Note issued must be part of a Series of Notes for purposes of allocations pursuant to the related Indenture Supplement. A Series of Notes is created pursuant to an Indenture Supplement. A Class of Notes is created pursuant to an Indenture Supplement for the applicable Series.
Each Series and Class of Notes will be secured by the Trust Estate.

Each Series of Notes may, but need not be, subdivided into multiple Classes. Notes belonging to a Class in any Series may be entitled to specified payment priorities over other Classes of Notes in that Series.
(c)Provisions Required in Indenture Supplement. Before the initial issuance of Notes of each Series, there shall also be established in or pursuant to an Indenture Supplement provision for:
(i)the Series designation;
(ii)the Initial Note Balance of such Series of Notes and of each Class, if any, within such Series, and the Maximum VFN Principal Balance for such Series (if it is a Series or Class of Variable Funding Notes);
(iii)whether such Notes are subdivided into Classes;
(iv)whether such Series of Notes are Term Notes, Variable Funding Notes or a combination thereof;
(v)the Note Interest Rate at which such Series of Notes or each related Class of Notes will bear interest, if any, or the formula or index on which such rate will be determined, including all relevant definitions, and the date from which interest will accrue;
(vi)the Stated Maturity Date for such Series of Notes or each related Class of Notes;
(vii)if applicable, the appointment by the Indenture Trustee of an Authenticating Agent in one or more places other than the location of the office of the Indenture Trustee with power to act on behalf of the Indenture Trustee and subject to its direction in the authentication and delivery of such Notes in connection with such transactions as will be specified in the provisions of this Base Indenture or in or pursuant to the applicable Indenture Supplement creating such Series;
(viii)if such Series of Notes or any related Class will be issued in whole or in part in the form of a Global Note or Global Notes, the terms and conditions, if any, in addition to those set forth in Section 5.4, upon which such Global Note or Global Notes may be exchanged in whole or in part for other Definitive Notes; and the Depository for such Global Note or Global Notes (if other than the Depository specified in Section 1.1);
(ix)the subordination, if any, of such Series of Notes or any related Class(es) to any other Notes of any other Series or of any other Class within the same Series;
(x)the Record Date for any Payment Date of such Series of Notes or any related Class, if different from the last day of the month before the related Payment Date;
(xi)any Default Supplemental Fee Rate, if applicable;

(xii)any Step-Up Fee Rate, if applicable;
(xiii)if applicable, under what conditions any additional amounts will be payable to Noteholders of the Notes of such Series;
(xiv)the Administrative Agent for such Series of Notes;
(xv)any other terms of such Notes as stated in the related Indenture Supplement; and
(xvi)all upon such terms as may be determined in or pursuant to an Indenture Supplement with respect to such Series or Class of Notes.
(d)Forms of Series or Classes of Notes. The form of the Notes of each Series or Class will be established pursuant to the provisions of this Base Indenture and the related Indenture Supplement creating such Series or Class. The Notes of each Series or Class will be distinguished from the Notes of each other Series or Class in such manner, reasonably satisfactory to the Indenture Trustee, as the Issuer may determine.
Section 6.2.Denominations.
Except as provided in Section 6.1(b), the Notes of each Series or Class will be issuable in such denominations and currency as will be provided in the provisions of this Base Indenture or in or pursuant to the applicable Indenture Supplement. In the absence of any such provisions with respect to the Term Notes of any Series or Class, the Term Notes of that Series or Class will be issued in minimum denominations of $100,000 and integral multiples of $1 in excess thereof. In the absence of any such provisions with respect to the Variable Funding Notes of any Series or Class, the Variable Funding Notes of that Series or Class will be issued in accordance with the terms of the related Indenture Supplement.
Section 6.3.Execution, Authentication and Delivery and Dating.
(a)The Notes will be executed on behalf of the Issuer by an Issuer Authorized Officer, by manual or facsimile signature.
(b)Notes bearing the manual or facsimile signatures of individuals who were at any time an Issuer Authorized Officer will bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices before the authentication and delivery of such Notes or did not hold such offices at the date of issuance of such Notes.
(c)At any time and from time to time after the execution and delivery of this Base Indenture, the Issuer may deliver Notes executed by the Issuer to the Indenture Trustee for authentication; and the Indenture Trustee will, upon delivery of an Issuer Certificate, authenticate and deliver such Notes as provided in this Base Indenture and not otherwise.
(d)Before any such authentication and delivery, the Indenture Trustee will be entitled to receive, in addition to any Officer’s Certificate and Opinion of Counsel required to be furnished to the Indenture Trustee pursuant to Section 1.3, the Issuer Certificate and any other opinion or certificate relating to the issuance of the Series or Class of Notes required to be furnished pursuant to Section 5.2 or Section 6.10.
(e)The Indenture Trustee will not be required to authenticate such Notes if the issue thereof will adversely affect the Indenture Trustee’s own rights, duties or immunities under the Notes and this Base Indenture.
(f)Unless otherwise provided in the form of Note for any Series or Class, all Notes will be dated the date of their authentication.
(g)No Note will be entitled to any benefit under this Base Indenture or be valid or obligatory for any purpose unless there appears on such Note a Certificate of Authentication substantially in the form provided for herein executed by the Indenture Trustee by manual or facsimile (other than with respect to any Definitive Notes) signature of an authorized signatory, and such certificate upon any Note will be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.
Section 6.4.Temporary Notes.
(a)Pending the preparation of definitive Notes of any Series or Class, the Issuer may execute, and, upon receipt of the documents required by Section 6.3, together with an Issuer’s Certificate, the Indenture Trustee will authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Issuer may determine, as evidenced by the Issuer’s execution of such Notes.
(b)If temporary Notes of any Series or Class are issued, the Issuer will cause permanent Notes of such Series or Class to be prepared without unreasonable delay. After the preparation of permanent Notes, the temporary Notes of such Series or Class will be exchangeable for permanent Notes of such Series or Class upon surrender of the temporary Notes of such Series or Class at the office or agency of the Issuer in a Place of Payment, without charge to the Noteholder; and upon surrender for cancellation of any one or more temporary Notes the Issuer will execute and the Indenture Trustee or its agent will, in accordance with Section 6.3 and with the Issuer Certificate delivered to the Indenture Trustee or its agent under Section 6.3, authenticate and deliver in exchange therefore a like Initial Note Balance of permanent Notes of such Series or Class of authorized denominations and of like tenor and terms. Until so exchanged the temporary Notes of such Series or Class will in all respects be entitled to the same benefits under this Base Indenture as permanent Notes of such Series or Class.
Section 6.5.Registration, Transfer and Exchange.
(a)Note Register. The Indenture Trustee, acting as Note Registrar (in such capacity, the “Note Registrar”), shall keep or cause to be kept a register (herein sometimes referred to as the “Note Register”) in which, subject to such reasonable regulations as it may prescribe, the Issuer will provide for the registration of Notes, or of Notes of a particular Series or Class, and for transfers of Notes. Any such register will be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the information contained in such register or registers will be available for inspection by the Issuer or the Indenture Trustee at the Corporate Trust Office. The Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent and any agents of any of them, may treat a Person in whose name a Note is registered as the owner of such Note for the purpose of receiving payments in respect of such Note and for all other purposes, and none of the Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent or any agent of any of them, shall be affected by notice to the contrary. None of the Issuer, the Indenture Trustee, any agent of the Indenture Trustee, any Paying Agent or the Note Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership of a Global Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership.
(b)Exchange of Notes. Subject to Section 5.4, upon surrender for transfer of any Note of any Series or Class at the Place of Payment, the Issuer may execute, and, upon receipt of the documents required by Section 6.3 and such surrendered Note, together with an Issuer’s Certificate, the Indenture Trustee will authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of such Series or Class of any authorized denominations, of a like aggregate Initial Note Balance and Stated Maturity Date and of like terms. Subject to Section 5.4, Notes of any Series or Class may be exchanged for other Notes of such Series or Class of any authorized denominations, of a like aggregate Initial Note Balance and Stated Maturity Date and of like terms, upon surrender of the Notes to be exchanged at the Place of Payment. Whenever any Notes are so surrendered for exchange, the Issuer will execute, and the Indenture Trustee or the related Authenticating Agent will authenticate and deliver the Notes which the Noteholders making the exchange are entitled to receive.
(c)Issuer Obligations. All Notes issued upon any transfer or exchange of Notes shall be the valid and legally binding obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Base Indenture, as the Notes surrendered upon such transfer or exchange.
(d)Endorsement of Notes to be Transferred or Exchanged. Every Note presented or surrendered for transfer or exchange will (if so required by the Issuer, the Note Registrar or the Indenture Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer, the Indenture Trustee, and the Note Registrar duly executed, by the Noteholder thereof or such Noteholder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Securities Transfer Agent’s Medallion Program (“STAMP”).
(e)No Service Charge. Unless otherwise provided in the Note to be transferred or exchanged, no service charge will be assessed against any Noteholder for any transfer or exchange of Notes, but the Issuer, the Indenture Trustee, and the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Notes before the transfer or exchange will be complete, other than exchanges pursuant to Section 5.4 not involving any transfer.
(f)Deemed Representations by Transferees of Rule 144A Notes. Each transferee (including the initial Noteholder or Owner) of a Rule 144A Note or of a beneficial interest therein shall be deemed by accepting such Note or beneficial interest, to have made all the certifications, representations and warranties set forth in the Rule 144A Note Transfer Certificate attached to Exhibit B-1 attached hereto.
(g)Deemed Representations by Transferees of Regulation S Notes. Each transferee (including the initial Noteholder or Owner) of a Regulation S Note or of a beneficial therein shall be deemed by accepting such Note or beneficial interest, to have made all the certifications, representations and warranties set forth in the Regulation S Note Transfer Certificate attached to Exhibit B-2 attached hereto.
(h)Conditions to Transfer. No sale, pledge or other transfer (a “Transfer”) of any Notes shall be made unless that Transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws or is made in a transaction that does not require such registration or qualification. If a Transfer is made without registration under the 1933 Act (other than in connection with the initial issuance thereof by the Issuer), then the Note Registrar, the Indenture Trustee, Administrator, on behalf of the Issuer, shall refuse to register such Transfer unless the Note Registrar receives either:
(i)the Regulation S Note Transfer Certificate or Rule 144A Note Transfer Certificate and such other information as may be required pursuant to this Section 6.5; or
(ii)if the Transfer is to be made to an Issuer Affiliate in a transaction that is exempt from registration under the 1933 Act, an Opinion of Counsel reasonably satisfactory to the Issuer and the Note Registrar to the effect that such Transfer may be made without registration under the 1933 Act (which Opinion of Counsel shall not be an expense of the Trust Estate or of the Issuer, the Indenture Trustee or the Note Registrar in their respective capacities as such).
None of the Administrator, the Issuer, the Indenture Trustee or the Note Registrar is obligated to register or qualify the Notes under the 1933 Act or any other securities law or to take any action not otherwise required under this Base Indenture to permit the transfer of any Note without registration or qualification. Any Noteholder of a Note desiring to effect such a Transfer shall, and upon acquisition of such a Note shall be deemed to have agreed to, indemnify the Indenture Trustee, the Note Registrar, the Administrator, the Servicer and the Issuer against any liability that may result if the Transfer is not so exempt or is not made in accordance with the 1933 Act and applicable state securities laws.
In connection with any Transfer of Notes in reliance on Rule 144A, the Administrator shall furnish upon request of a Noteholder to such Noteholder and any prospective purchaser designated by such Noteholder the information required to be delivered under paragraph (d)(4) of Rule 144A.
In the event that a Note is transferred to a Person that does not meet the requirements of this Section 6.5 and/or the requirements of the related Indenture Supplement, such transfer will be of no force and effect, will be void ab initio, and will not operate to transfer any right to such Person, notwithstanding any instructions to the contrary to the Issuer, the Indenture Trustee or any intermediary; and the Indenture Trustee shall not make any payment on such Note for as long as such Person is the Noteholder of such Note and the Indenture Trustee shall have the right to compel such Person to transfer such Note to a Person who does meet the requirements of this Section 6.5.
(i)Transfers of Ownership Interests in Global Notes. Transfers of beneficial interests in a Global Note representing Book-Entry Notes may be made only in accordance with the rules and regulations of the Depository (and, in the case of a Regulation S Global Note only to beneficial owners who are not “U.S. persons” (as such term is defined in Regulation S) in accordance with the rules and regulations of Euroclear or Clearstream) and the transfer restrictions contained in the legend on such Global Note and exchanges or transfers of interests in a Global Note may be made only in accordance with the following:
(i)General Rules Regarding Transfers of Global Notes. Subject to clauses (ii) through (vii) of this Section 6.5(i), Transfers of a Global Note representing Book-Entry Notes shall be limited to Transfers of such Global Note in whole, but not in part, to nominees of the Depository or to a successor of the Depository or such successor’s nominee.
(ii)Rule 144A Global Note to Regulation S Global Note. If an owner of a beneficial interest in a Rule 144A Global Note related to a Series and/or Class deposited with or on behalf of the Depository wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in a Regulation S Global Note for that Series and/or Class, or to transfer its interest in such Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of an interest in a Regulation S Global Note for that Series and/or Class, such Note Owner (or transferee), provided such Note Owner (or transferee) is not a “U.S. person” (as such term is defined in Regulation S), may, subject to the rules and procedures of the Depository, exchange or cause the exchange of such interest in such Rule 144A Global Note for a beneficial interest in the Regulation S Global Note for that Series and/or Class. Upon the receipt by the Indenture Trustee of (A) instructions from the Depository directing the Indenture Trustee to cause to be credited a beneficial interest in a Regulation S Global Note in an amount equal to the beneficial interest in such Rule 144A Global Note to be exchanged but not less than the minimum denomination applicable to the owner’s Notes held through a Regulation S Global Note, (B) a written order given in accordance with the Depository’s procedures containing information regarding the participant account of the Depository and, in the case of a transfer pursuant to and in accordance with Regulation S, the Euroclear or Clearstream account to be credited with such increase and (C) a certificate (each, a

“Regulation S Note Transfer Certificate”) in the form of Exhibit B-2 hereto given by the Note Owner or its transferee stating that the exchange or transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Notes, including the requirements that the Note Owner or its transferee is not a “U.S. person” (as such term is defined in Regulation S) and the transfer is made pursuant to and in accordance with Regulation S, then the Indenture Trustee and the Note Registrar, shall reduce the principal amount of the Rule 144A Global Note for the related Series and/or Class and increase the principal amount of the Regulation S Global Note for the related Series and/or Class by the aggregate principal amount of the beneficial interest in the Rule 144A Global Note to be exchanged, and shall instruct Euroclear or Clearstream, as applicable, concurrently with such reduction, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S Global Note for the related Series and/or Class equal to the reduction in the principal amount of the Rule 144A Global Note for the related Series and/or Class.
(iii)Regulation S Global Note to Rule 144A Global Note. If an owner of a beneficial interest in a Regulation S Global Note related to a Series and/or Class deposited with or on behalf of the Depository wishes at any time to transfer its interest in such Regulation S Global Note to a Person who wishes to take delivery thereof in the form of an interest in a Rule 144A Global Note for such Series and/or Class, such owner’s transferee may, subject to the rules and procedures of the Depository, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Rule 144A Global Note for such Series and/or Class. Upon the receipt by the Indenture Trustee and the Note Registrar, of (A) instructions from the Depository directing the Indenture Trustee and the Note Registrar, to cause to be credited a beneficial interest in a Rule 144A Global Note in an amount equal to the beneficial interest in such Regulation S Global Note to be exchanged but not less than the minimum denomination applicable to such owner’s Notes held through a Rule 144A Global Note, to be exchanged, such instructions to contain information regarding the participant account with the Depository to be credited with such increase, and (B) a certificate (each, a “Rule 144A Note Transfer Certificate”) in the form of Exhibit B-1 hereto given by the transferee of such beneficial interest, then the Indenture Trustee will reduce the principal amount of the Regulation S Global Note and increase the principal amount of the Rule 144A Global Note for the related Series and/or Class by the aggregate principal amount of the beneficial interest in the Regulation S Global Note for the related Series and/or Class to be transferred and the Indenture Trustee and the Note Registrar, shall instruct the Depository, concurrently with such reduction, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Rule 144A Global Note for the related Series and/or Class equal to the reduction in the principal amount of the Regulation S Global Note for the related Series and/or Class.
(iv)Transfers of Interests in Rule 144A Global Note. An owner of a beneficial interest in a Rule 144A Global Note may transfer such interest in the form of a beneficial interest in such Rule 144A Global Note in accordance with the procedures of the Depository without the provision of written certification.

(v)Transfers of Interests in Regulation S Global Note. An owner of a beneficial interest in a Regulation S Global Note may transfer such interest in the form of a beneficial interest in such Regulation S Global Note in accordance with the applicable procedures of Euroclear and Clearstream without the provision of written certification.
(vi)Regulation S Global Note to Regulation S Definitive Note. Subject to Section 5.4(j) hereof, an owner of a beneficial interest in a Regulation S Global Note for the related Series and/or Class deposited with or on behalf of a Depository may at any time transfer such interest for a Regulation S Definitive Note upon provision to the Indenture Trustee, the Issuer and the Note Registrar of a Regulation S Note Transfer Certificate.
(vii)Rule 144A Global Note to Rule 144A Definitive Note. Subject to Section 5.4(j) hereof, an owner of a beneficial interest in a Rule 144A Global Note deposited with or on behalf of a Depository may at any time transfer such interest for a Rule 144A Definitive Note, upon provision to the Indenture Trustee, the Issuer and the Note Registrar of a Rule 144A Note Transfer Certificate.
(j)Transfers of Definitive Notes. In the event of any Transfer of a Regulation S Definitive Note, a Regulation S Note Transfer Certificate shall be provided prior to the Indenture Trustee’s or Note Registrar’s registration of such Transfer. In the event of any Transfer of a Rule 144A Definitive Note, a Rule 144A Note Transfer Certificate shall be provided prior to the Indenture Trustee’s or Note Registrar’s registration of such Transfer.
(k)ERISA Restrictions. Neither the Note Registrar nor the Indenture Trustee shall register the Transfer of any Definitive Notes unless the prospective transferee has delivered to the Indenture Trustee and the Note Registrar a certification to the effect that either (i) it is not, and is not acquiring, holding or transferring the Notes, or any interest therein, on behalf of, or using assets of, an “employee benefit plan” as defined in Section 3(3) of ERISA, a plan described in Section 4975(e)(1) of the Code, or an entity which is deemed to hold the assets of any such employee benefit plan or plan pursuant to 29 C.F.R. Section 2510.3-101 as modified by Section 3(42) of ERISA (the “Plan Asset Regulations”), which employee benefit plan, plan or entity is subject to Title I of ERISA or section 4975 of the Code, or a governmental, non-U.S., church or other plan which is subject to any U.S. federal, state, local or other law that is substantially similar to Title I of ERISA or Section 4975 of the Code (“Similar Law”), or (ii) (A) as of the date of purchase or transfer, it believes that such Notes are properly treated as indebtedness without substantial equity features for purposes of the Plan Asset Regulations and agrees to so treat such Notes or (B) its acquisition, holding and disposition of the Notes or any interest therein will satisfy the requirements of Prohibited Transaction Class Exemption (“PTCE”) 84-14 (relating to transactions effected by a qualified professional asset manager), PTCE 90-1 (relating to investments by insurance company pooled separate accounts), PTCE 91-38 (relating to investments in bank collective investment funds), PTCE 95-60 (relating to transactions involving insurance company general accounts), PTCE 96-23 (relating to transactions directed by an in-house professional asset manager) or the statutory prohibited transaction exemption for service providers set forth in Section 408(b)(17) of ERISA and Section

4975(d)(20) of the Code or a similar class, statutory or administrative exemption and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or section 4975 of the Code (or, in the case of a governmental, non-U.S., church or other plan subject to such Similar Law, will not violate any such Similar Law). In the case of any Book-Entry Note, each transferee of such Note or any beneficial interest therein by virtue of its acquisition of such Note will be deemed to represent either (i) or (ii) above. Further, each transferee of a Note or any beneficial interest therein that is an employee benefit plan, plan or entity is subject to Title I of ERISA or Section 4975 of the Code shall be deemed to represent and warrant that (i) none of the Issuer, loanDepot, NCFA or any of their respective affiliates has provided any investment advice within the meaning of Section 3(21) of ERISA (and regulations thereunder) to such transferee, or to any fiduciary or other person making the decision to invest the assets of such transferee (“Fiduciary”), in connection with its acquisition of the Note (unless an applicable prohibited transaction exemption is available to cover the purchase or holding of the Note or the transaction is not otherwise prohibited), and (ii) the Fiduciary is exercising its own independent judgment in evaluating the investment in the Note.
(l)No Liability of Indenture Trustee for Transfers. To the extent permitted under applicable law, the Indenture Trustee (in any of its capacities) shall be under no liability to any Person for any registration of transfer of any Note that is in fact not permitted by this Section 6.5 or for making any payments due to the Noteholder thereof or taking any other action with respect to such Noteholder under the provisions of this Base Indenture so long as the transfer was registered by the Indenture Trustee and the Note Registrar in accordance with the requirements of this Base Indenture.
(m)Deemed Representations regarding Fannie Mae´s Rights. Each transferee of a Term Note or of a beneficial interest therein, by accepting such Term Note or beneficial interest, shall be deemed to have made, acknowledged and represented to and with the Indenture Trustee and Fannie Mae, each of the following statements:
(i)the rights of any Noteholder will be subject and subordinate in all respects to all rights, powers, and prerogatives of Fannie Mae under the Fannie Mae Lender Contract, and no Noteholder enjoys privity of contract with Fannie Mae or is entitled to any benefit under the Acknowledgment Agreement except to the extent that the Indenture Trustee is entering into and shall perform under the Acknowledgment Agreement in its capacity as Indenture Trustee for the benefit of the Noteholders;
(ii)Fannie Mae has the right to terminate the Servicer with or without cause and controls the process for the disposition of assets under the Acknowledgment Agreement in the event of a termination of the Servicer or other transfer of Covered MSRs;
(iii)pursuant to the Fannie Mae Lender Contract, Fannie Mae has the right, subject to the Acknowledgment Agreement, to offset liabilities owed to it against fees and compensation paid to the Servicer (or proceeds received in respect of the MSRs) prior to any distribution of amounts representing Distributable Funds to the Indenture Trustee for distribution any Noteholder; and

(iv)from time to time, Fannie Mae and the Servicer shall have the right to agree to effect amendments to the Acknowledgment Agreement, and Fannie Mae may make changes to the Fannie Mae Guide. Noteholders will be deemed to have consented to the terms of any amendments, restatements, modifications or any other supplements entered into with respect to the Transaction Documents as may be necessary or advisable in the Administrator’s discretion or as otherwise required by Fannie Mae in connection with issuances of Notes or other actions permitted hereunder, for the terms of the Transaction Documents to conform to the terms set forth in any amendments to the Acknowledgment Agreement or changes to the Fannie Mae Guide.
Section 6.6.Mutilated, Destroyed, Lost and Stolen Notes.
(a)If (1) any mutilated Note is surrendered to the Indenture Trustee or the Note Registrar, or the Issuer, the Note Registrar or the Indenture Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note, and (2) there is delivered to the Issuer, the Note Registrar or the Indenture Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a protected purchaser, the Issuer may execute, and, upon receipt of the documents required by Section 6.3, together with an Issuer’s Certificate, the Indenture Trustee will authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of like tenor, Series or Class, Stated Maturity Date and Initial Note Balance, bearing a number not contemporaneously Outstanding.
(b)In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Note, pay such Note on a Payment Date in accordance with Section 4.5.
(c)Upon the issuance of any new Note under this Section, the Issuer, the Indenture Trustee, or the Note Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Indenture Trustee) connected therewith.
(d)Every new Note issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Note will constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note will be at any time enforceable by anyone, and will be entitled to all the benefits of this Base Indenture equally and proportionately with any and all other Notes of the same Series or Class duly issued hereunder.
(e)The provisions of this Section are exclusive and will preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

Section 6.7.Payment of Interest; Interest Rights Preserved; Withholding Taxes.
(a)Unless otherwise provided with respect to such Note pursuant to Section 6.1, interest payable on any Note will be paid to the Person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the most recent Record Date.
(b)Subject to Section 6.7(a), each Note delivered under this Base Indenture upon transfer of or in exchange for or in lieu of any other Note will carry the rights to interest and fees accrued or principal accreted and unpaid, and to accrue or accrete, which were carried by such other Note.
(c)The right of any Noteholder to receive interest and fees on or principal of any Note shall be subject to any applicable withholding or deduction imposed pursuant to the Code or other applicable tax law, including foreign withholding and deduction. Any amounts properly so withheld or deducted shall be treated as actually paid to the appropriate Noteholder. In addition, in order to receive payments on its Notes free of U.S. federal withholding and backup withholding tax, each Noteholder shall timely furnish the Indenture Trustee on behalf of the Issuer, (1) any applicable IRS Form W-9, W-8BEN, W-8BEN-E, W-8ECI or W-8IMY (with any applicable attachments) and (2) any documentation that is required under FATCA to enable the Issuer, the Indenture Trustee and any other agent of the Issuer to determine their duties and liabilities with respect to any taxes they may be required to withhold in respect of such Note or the Noteholder of such Note or beneficial interest therein, in each case, prior to the first Payment Date after such Noteholder’s acquisition of Notes and at such time or times required by law or that the Indenture Trustee on behalf of the Issuer or their respective agents may reasonably request, and shall update or replace such IRS form or documentation in accordance with its terms or its subsequent amendments. Each Noteholder will provide the applicable replacement IRS form or documentation every three (3) years (or sooner if there is a transfer to a new Noteholder or if required by applicable law). In each case above, the applicable IRS form or documentation shall be properly completed and signed under penalty of perjury.
Section 6.8.Persons Deemed Owners.
The Issuer, the Indenture Trustee, the Note Registrar and any agent of the Issuer, the Indenture Trustee or the Note Registrar may treat the Person in whose name the Note is registered in the Note Registrar as the owner of such Note for the purpose of receiving payment of principal of and (subject to Section 6.7) interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and neither the Issuer, the Indenture Trustee, the Note Registrar, nor any agent of the Issuer, the Indenture Trustee, or the Note Registrar will be affected by notice to the contrary.
Section 6.9.Cancellation.
All Notes surrendered for payment, redemption, transfer, conversion or exchange will, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and, if not already canceled, will be promptly canceled by it. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered will be promptly canceled by the Indenture Trustee. No Note will be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Base Indenture. The Indenture Trustee will dispose of all canceled Notes in accordance with its customary procedures.
Section 6.10.New Issuances of Notes.
(a)Issuance of New Notes. The Issuer may, from time to time, direct the Indenture Trustee, on behalf of the Issuer, to issue new Notes of any Series or Class, so long as the conditions precedent set forth in Section 6.10(b) are satisfied if, at the time of issuance, other Notes have already been issued and remain Outstanding. On or before the Issuance Date of new Notes of any Series or Class of Notes, the Issuer shall execute and deliver the required Indenture Supplement which shall incorporate the principal terms with respect to such additional Series or Class of Notes. The Indenture Trustee shall execute any such Indenture Supplement without the consent of any Noteholders, the Issuer shall execute the Notes of such Series or Class and the Notes of such Series or Class shall be delivered to the Indenture Trustee (along with the other deliverables required hereunder) for authentication and delivery.
(b)Conditions to Issuance of New Notes. The issuance of the Notes of any Series or Class after the Closing Date pursuant to this Section 6.10 shall be subject to the satisfaction of the following conditions:
(i)no later than [***] the date that the new issuance is to occur, the Issuer delivers to the Indenture Trustee, each VFN Noteholder and each Note Rating Agency that has rated any Outstanding Note that will remain Outstanding after the new issuance, notice of such new issuance;
(ii)[***], the Issuer delivers to the Indenture Trustee and each Note Rating Agency that has rated any Outstanding Note that will remain Outstanding after the new issuance, (A) an Issuer Certificate to the effect that (x) the Issuer reasonably believes that the new issuance will not cause an Adverse Effect on any Outstanding Notes or a Secured Party, and (y) all conditions precedent set forth in this Base Indenture to the issuance of such Notes have been met, (B) an Issuer Tax Opinion with respect to such proposed issuance, and (C) an Opinion of Counsel:
(A)to the effect that all instruments furnished to the Indenture Trustee conform to the requirements of this Base Indenture for the Indenture Trustee to authenticate and deliver such Notes;
(B)to the effect that the form and terms of such Notes have been established in conformity with the provisions of this Base Indenture; and
(C)covering such other matters as the Indenture Trustee may reasonably request;

(iii)[***], the Issuer will have delivered to the Indenture Trustee and each Note Rating Agency that is at that time rating Outstanding Notes that will remain Outstanding after the new issuance, an Opinion of Counsel to the effect that the Issuer has the requisite power and authority to issue such Notes and such Notes have been duly authorized and delivered by the Issuer and, assuming due authentication and delivery by the Indenture Trustee, constitute legal, valid and binding obligations of the Issuer enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws and legal principles affecting creditors’ rights generally from time to time in effect and to general equitable principles, whether applied in an action at law or in equity) and are entitled to the benefits of this Base Indenture, equally and ratably with all other Outstanding Notes, if any, of such Series or Class subject to the terms of this Base Indenture and each Indenture Supplement;
(iv)if any additional conditions to the new issuance are specified in writing to the Issuer by a Note Rating Agency that is at that time rating any Outstanding Note that will remain Outstanding after the new issuance, the Issuer satisfies such conditions, if they are applicable to such Notes;
(v)either (1) the Issuer obtains written confirmation from each Note Rating Agency that is at that time rating any Outstanding Note at the request of the Issuer that will remain Outstanding after the new issuance that the new issuance will not have a Ratings Effect on any Outstanding Notes that are rated by such Note Rating Agency at the request of the Issuer or (2) if the Administrator and the Administrative Agents determine in their reasonable judgment that an applicable Note Rating Agency no longer provides such written confirmation described in the foregoing clause (1), (a) the Administrator shall provide notice of such new issuance to the related Note Rating Agency and (b) each of the parties that would be Administrative Agents after giving effect to the new issuance shall have provided their prior written consent to such new issuance which may be given in reliance in part on the Issuer’s Certificate delivered pursuant to Section 6.10(b)(ii) above;
(vi)no Event of Default shall have occurred and be continuing, as evidenced by an Issuer’s Certificate, unless (a) the proceeds of such new Notes are applied in whole or in part to redeem all other Outstanding Notes and/or (b) the Noteholders of any Notes that will remain Outstanding consent to such issuance of new Notes;
(vii)[***], the Issuer will have delivered to the Indenture Trustee an Indenture Supplement and, if applicable, the Issuer Certificate;
(viii)any Class of VFN must have the same Stated Maturity Date, Interim Payment Date, and the same method of calculation of its Early Amortization Event Payment Amount(s), if any, Early Termination Event Payment Amount(s), if any, or Scheduled Principal Payment Amount(s), if any, as any and all other Outstanding Classes of VFNs within the same Series;

(ix)if any Class of VFN is beneficially owned by the beneficial owner of the Issuer, all Classes of VFNs, must be beneficially owned by the beneficial owner of the Issuer for United States federal income tax purposes and the financing of such Class of VFNs, shall be subject to the requirement for an Issuer Tax Opinion;
(x)for any new Series, Class or any issuance, with respect to which there is a new Administrative Agent not currently set forth under the terms of the definition of “Administrative Agent,” the existing Administrative Agent shall have consented to such issuance, unless the Notes in respect of which the existing Administrative Agent’s consent is required, are paid in full and all related commitments terminated in writing by the Issuer and any remaining accrued commitment fees paid in full to such terminated Administrative Agent, in connection with the issuance of the new Series with the different Administrative Agent; and
(xi)any other conditions specified in the applicable Indenture Supplement; provided, however, that any one of the aforementioned conditions may be eliminated (other than clause (v) above and the requirement for an Issuer Tax Opinion) or modified as a condition precedent to any new issuance of a Series or Class of Notes if the Issuer has obtained approval from each Note Rating Agency that is at that time rating any Outstanding Notes that will remain Outstanding after the new issuance.
(c)No Notice or Consent Required to or from Existing Noteholders and Note Owners. Except as provided in Section 6.10(b) above, the Issuer and the Indenture Trustee will not be required to provide prior notice to or to obtain the consent of any Noteholder or Note Owner of Notes of any Outstanding Series or Class to issue any additional Notes of any Series or Class.
(d)Other Provisions. There are no restrictions on the timing or amount of any additional issuance of Notes of an Outstanding Series or Class within a Series, of Notes, so long as the conditions described in Section 6.10(b) are met or waived.
(e)Sale Proceeds. The proceeds of sale of any new Series of Notes shall be wired to the Collection and Funding Account, and the Indenture Trustee shall disburse such sale proceeds at the direction of the Administrator on behalf of the Issuer, except to the extent such funds are needed to ensure that no Borrowing Base Deficiency exists. The Administrator on behalf of the Issuer may direct the Issuer to apply such proceeds to reduce pro rata based on Invested Amounts, the VFN Principal Balance of any Classes of Variable Funding Notes, or to redeem any Series of Notes in accordance with Section 13.1. In the absence of any such direction, the proceeds of such sale shall be distributed to loanDepot or at loanDepot’s direction on the Issuance Date for the newly issued Notes. The Administrator shall deliver to the Indenture Trustee a report demonstrating that the release of sale proceeds pursuant to the Issuer’s direction will not cause a Borrowing Base Deficiency, as a precondition to the Indenture Trustee releasing such proceeds.
(f)Increase or Reduction in Maximum VFN Principal Balance. The increase or reduction in the Maximum VFN Principal Balance in respect of any Outstanding Class of Notes,

the increase or decrease of any Advance Rates in respect thereof and/or the increase or decrease of interest rates in respect thereof shall not constitute an issuance of “new Notes” for purpose of this Section 6.10.
Article VII

Satisfaction and Discharge; Cancellation of Notes Held by the Issuer or loanDepot
Section 7.1.Satisfaction and Discharge of Indenture.
This Base Indenture will cease to be of further effect with respect to any Series or Class of Notes (except as to any surviving rights of transfer or exchange of Notes of that Series or Class expressly provided for herein or in the form of Note for that Series or Class), and the Indenture Trustee, on demand of and at the expense of the Issuer, will execute proper instruments acknowledging satisfaction and discharge of this Base Indenture, when:
(a)all Notes of that Series or Class theretofore authenticated and delivered (other than (i) Notes of that Series or Class which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 6.6, and (ii) Notes of that Series or Class for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from that trust) have been delivered to the Indenture Trustee canceled or for cancellation or have been redeemed in accordance with Article XIII or the applicable Indenture Supplement (in which case, such redeemed Notes shall be deemed to have been canceled and shall be immediately surrendered to the Indenture Trustee in exchange for the related redemption price);
(b)with respect to the discharge of this Base Indenture for each Series or Class, the Issuer has paid or caused to be paid all sums payable hereunder (including payments to the Indenture Trustee (in all its capacities) pursuant to Section 11.7 with respect to the Notes or in respect of Fees, and any and all other amounts due and payable pursuant to this Base Indenture; and
(c)the Issuer has delivered to the Indenture Trustee an Officer’s Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Base Indenture with respect to the Notes of that Series or Class have been complied with.
Notwithstanding the satisfaction and discharge of this Base Indenture with respect to any Series or Class of Notes, the obligations of the Administrator to the Indenture Trustee with respect to any Series or Class of Notes under Section 11.7 and of the Issuer to the Securities Intermediary under Section 4.9 and the obligations and rights of the Indenture Trustee under Section 7.2 and Section 11.3, respectively, will survive such satisfaction and discharge.

Section 7.2.Application of Trust Money.
All money and obligations deposited with the Indenture Trustee pursuant to Section 7.1 and all money received by the Indenture Trustee in respect of such obligations will be held in trust and applied by it or the Paying Agent, in accordance with the provisions of the Class of Notes in respect of which it was deposited and this Base Indenture and the related Indenture Supplement, to the payment to the Persons entitled thereto, of the principal and interest for whose payment that money and obligations have been deposited with or received by the Indenture Trustee or the Paying Agent.
Section 7.3.Cancellation of Notes Held by the Issuer or loanDepot.
If the Issuer, loanDepot or any of their respective Affiliates holds any Notes, that Noteholder may, subject to any provision of a related Indenture Supplement limiting the repayment of such Notes by notice from that Noteholder to the Indenture Trustee, cause the Notes to be repaid and canceled, whereupon the Notes will no longer be Outstanding; provided, that, such repayment and cancelation shall be subject to the written consent of the Administrative Agent (such consent not to be unreasonably withheld).
Section 7.4.Termination of Servicer’s Servicing Rights; Fannie Mae’s Rights.
(a)The Security Interest is subject and subordinate to all rights and claims of Fannie Mae under the Acknowledgment Agreement and the Fannie Mae Requirements and each Noteholder acknowledges such senior rights and claims upon the acquisition of an interest in a Note. Notwithstanding anything to the contrary in this Base Indenture or any other Transaction Document, each Noteholder agrees to the following:
(1)the rights of any Noteholder will be subject and subordinate in all respects to all rights, powers, and prerogatives of Fannie Mae under the Fannie Mae Lender Contract, and no Noteholder enjoys privity of contract with Fannie Mae or is entitled to any benefit under the Acknowledgment Agreement except to the extent that the Indenture Trustee is entering into and shall perform under the Acknowledgment Agreement in its capacity as Indenture Trustee for the benefit of the Noteholders;
(2)Fannie Mae has the right to terminate the Servicer with or without cause and controls the process for the disposition of assets under the Acknowledgment Agreement in the event of a termination of the Servicer or other transfer of Covered MSRs;
(3)pursuant to the Fannie Mae Lender Contract, Fannie Mae has the right, subject to the Acknowledgment Agreement, to offset liabilities owed to it against fees and compensation paid to the Servicer (or proceeds received in respect of the MSRs) prior to any distribution of amounts representing Distributable Funds to the Indenture Trustee for distribution to any Noteholder; and

(4)from time to time, Fannie Mae and the Servicer shall have the right to agree to effect amendments to the Acknowledgment Agreement, and Fannie Mae may make changes to the Fannie Mae Guide. Noteholders will be deemed to have consented to the terms of any amendments, restatements, modifications or any other supplements entered into with respect to the Transaction Documents as may be necessary or advisable in the Administrator’s discretion or as otherwise required by Fannie Mae in connection with issuances of Notes or other actions permitted hereunder, for the terms of the Transaction Documents to conform to the terms set forth in any amendments to the Acknowledgment Agreement or changes to the Fannie Mae Guide.
(b)As a result of the termination of the Servicer’s Servicing Rights in all or a portion of the Collateral, Issuer acknowledges that:
(1)the Indenture Trustee, on behalf of the Noteholders, shall have rights pursuant to and in accordance with the Acknowledgment Agreement with respect to the Covered MSRs related to the Portfolio Mortgage Loans (including, (A) the ability to retain the servicing of, with the consent of Fannie Mae, the Portfolio Mortgage Loans and (B) the ability to appoint, with the consent of Fannie Mae, a proposed new servicer that will assume the duties rights and obligations of the Servicer with respect to the Portfolio Mortgage Loans); and
(2)notwithstanding such rights, none of the Indenture Trustee, the Administrative Agent or the Noteholders shall have any responsibility, express or implied, to protect or consider Servicer’s rights or interests in connection with any of the Indenture Trustee’s actions or inactions pursuant to the Acknowledgment Agreement, including the receipt of any amounts with respect to the Portfolio Mortgage Loans following any transfer of Issuer responsibility.
(c)Any Distributable Funds received by the Indenture Trustee shall be applied first, to satisfy any costs and expenses of the Indenture Trustee, the transferee servicer or any of their affiliates in connection with any of the transactions contemplated by any of the Transaction Documents and second, to reduce the other obligations.
(d)The Servicer acknowledges that, notwithstanding the termination of its Servicing Rights under the Fannie Mae Lender Contract, it remains obligated in accordance with the terms hereof to the extent that any amounts payable to the Indenture Trustee, the Administrative Agent, the Noteholders or any Indemnified Party hereunder have not been paid in full.
(e)Any provision providing for the exercise of any action or discretion by the Indenture Trustee, (i) with respect to Sections 5, 6 or 7 of the Acknowledgment Agreement as a result of a Transfer/Engagement Request or termination of Servicing Rights under the Fannie Mae Lender Contract, shall be exercised by the Indenture Trustee at the written direction of [***]% of the VFN Noteholders, (ii) with respect to Exhibit G of the Acknowledgment Agreement to implement a change thereto as provided by Fannie Mae, shall be exercised by the Indenture Trustee at the deemed direction of [***]% of the VFN Noteholders without further act or direction, and (iii) with respect to any other provision of the Acknowledgment Agreement

(other than Sections 5, 6 and 7 thereof), shall be exercised by the Indenture Trustee at the written direction of the Majority Noteholders of all Outstanding Notes.
Article VIII

Events of Default and Remedies
Section 8.1.Events of Default.
“Event of Default” means, any one of the following events (whatever the reason for such Event of Default, and whether it is voluntary or involuntary, or effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):
(a)unless otherwise specified in any Indenture Supplement with respect to any Class, default (which default continues for [***] following written notice (which may be in electronic form) from the Indenture Trustee or the Administrative Agent), in the payment: (1) of (i) any interest or any Fees due and owing on any Payment Date, (ii) any Scheduled Principal Payment Amount due and owing on any date, (iii) any Early Amortization Event Payment Amount due and owing on any date or (iv) any Early Termination Event Payment Amount due and owing on any date; or (2) in full of all accrued and unpaid interest and the outstanding Note Balance of the Notes of any Series or Class as of the applicable Stated Maturity Date;
(b)the occurrence of an Insolvency Event as to the Issuer, the Administrator or the Servicer;
(c)the Issuer or the Trust Estate shall have become subject to registration as an “investment company” within the meaning of the Investment Company Act as determined by a court of competent jurisdiction in a final and non-appealable order;
(d)loanDepot sells, transfers, pledges or otherwise disposes of the Owner Trust Certificate (except to a wholly-owned subsidiary of loanDepot) other than pursuant to the terms and provisions of the Transaction Documents, whether voluntarily or by operation of law, foreclosure or other enforcement by a Person of its remedies against loanDepot, except with the consent of the Administrative Agent;
(e)(i) any material provision of any Transaction Document shall at any time for any reason (other than pursuant to the express terms hereof or thereof) cease to be valid and binding on or enforceable against the Issuer, the Administrator, the Servicer or any of their respective Affiliates intended to be a party thereto, (ii) the validity or enforceability of any Transaction Document shall be contested by the Issuer, the Administrator, the Servicer or any of their respective Affiliates, (iii) a proceeding shall be commenced by the Issuer, the Administrator, the Servicer or any of their respective Affiliates or any governmental body having jurisdiction over the Issuer, the Administrator, the Servicer or any of their respective Affiliates, seeking to establish the invalidity or unenforceability of any Transaction Document, or (iv) the Issuer, the

Administrator, the Servicer or any of their respective Affiliates shall deny in writing that it has any liability or obligation purported to be created under any Transaction Document;
(f)the Administrator or any Affiliate thereof has taken any action which, or failed to take any action the omission of which, could reasonably be expected to materially impair the interests of the Issuer in the Participation Certificate or the security interest or rights of the Indenture Trustee in the Trust Estate, subject only to the interests and rights of Fannie Mae; provided, however, that if the event is capable of being cured in all respects by corrective action and has not resulted in a material adverse effect on the Noteholders’ interests in the Trust Estate, such event shall not become an Event of Default unless it remains uncured [***] following the date on which a Responsible Officer of the Administrator has obtained actual knowledge of its occurrence;
(g)following a Payment Date on which a draw is made on a Series Reserve Account, the amount on deposit in such Series Reserve Account is not increased back to the related Series Reserve Required Amount (if applicable) within the time frame set forth in the related Indenture Supplement;
(h)(A) any United States federal income tax is imposed on the Issuer as an association (or publicly traded partnership) taxable as a corporation or a taxable mortgage pool taxable as a corporation, each for United States federal income tax purposes, or any U.S. withholding tax is imposed on payments to the Issuer with respect to the Participation Certificate or (B) a tax, ERISA, or other government lien, in any case, other than any Permitted Lien, is imposed on the Participation Certificate or any property of the Issuer;
(i)the occurrence of a Borrowing Base Deficiency which continues for a period of [***] following written notice from the Indenture Trustee or the Administrative Agent;
(j)the occurrence and continuation of an “Event of Default” (as defined in the PC Repurchase Agreement) under the PC Repurchase Agreement;
(k)failure to deposit the amounts designated as “Advance Rate Reduction Event Reserve Amounts” to the Collection and Funding Account prior to a Payment Date on which the Advance Rate Reduction Event Reserve Required Amounts are owed and sufficient to be equal to such Advance Rate Reduction Event Reserve Required Amounts;
(l)any failure by loanDepot to deliver (i) any Determination Date Report pursuant to Section 3.2 or (ii) any MSR Monthly Report pursuant to Section 3.3(f), which continues unremedied for a period of [***] after a Responsible Officer of loanDepot shall have obtained actual knowledge of such failure, or shall have received written or electronic notice from the Indenture Trustee or any Noteholder of such failure;
(m)(i) (A) loanDepot shall fail to materially comply with the requirements of Sections 10.2(n), 10.3(b), 10.3(c) or 10.3(e), or (B) loanDepot shall fail to provide notice of an Event of Default pursuant to the requirements set forth in this Section 8.1; or (ii) the Issuer, the Servicer or the Administrator shall breach or default in the due observance or performance of any of its other covenants or agreements in this Base Indenture, any Indenture Supplement or any other Transaction Document in any material respect (subject to any cure period provided therein), and any such default shall continue for a period of [***]after the earlier to occur of (a) actual discovery by a Responsible Officer of the Issuer, the Servicer or the Administrator, as applicable, or (b) the date on which written or electronic notice of such failure, requiring the same to be remedied, shall have been given from the Indenture Trustee or any Noteholder to a Responsible Officer of the Issuer, the Servicer or the Administrator;
(n)(i) any representation or warranty of the Issuer, the Servicer or the Administrator made in this Base Indenture, any Indenture Supplement or any other Transaction Document in any material respect (other than under the PC Repurchase Agreement) shall prove to have been breached in any material respect as of the time when the same shall have been made or deemed made, and continues uncured and unremedied for a period of [***] after the earlier to occur of (a) actual discovery by a Responsible Officer of the Issuer, the Servicer or the Administrator, as applicable, or (b) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to a Responsible Officer of the Issuer, the Servicer or the Administrator, as applicable;
(o)(i) a final judgment or judgments for the payment of money in excess of $[***] in the aggregate shall be rendered against the Issuer by one or more courts, administrative tribunals or other bodies having jurisdiction over it or (ii) an order of any court, administrative agency, arbitrator or governmental body shall be rendered against loanDepot or the Issuer, which remains unpaid or unstayed for a period of [***] or more consecutive days and would reasonably be expected to have a material Adverse Effect on the transactions contemplated hereunder, taken as a whole;
(p)following a Payment Date on which a draw is made on the Expense Reserve Account, the amount on deposit in the Expense Reserve Account is not increased back to the related Expense Reserve Required Amount prior to [***];
(q)the occurrence of any action by Fannie Mae pursuant to the Acknowledgment Agreement to terminate the rights of loanDepot as servicer;
(r)the occurrence of a Subservicer Termination Event; or
(s)the occurrence of any other event designated as an Event of Default in the related Indenture Supplement.
Upon the occurrence of any such event neither the Administrator nor the Servicer shall be relieved from performing its obligations in a timely manner in accordance with the terms of this Base Indenture, and each of the Administrator and the Servicer shall provide the Indenture Trustee, each Note Rating Agency for each Note then Outstanding, the Disposition Manager and the Noteholders prompt notice of such failure or delay by it, together with a description of its effort to perform its obligations. Each of the Administrator, the Servicer and the Disposition Manager shall promptly notify the Indenture Trustee in writing of any Event of Default or an event which with notice, the passage of time or both would become an Event of Default of which it has actual knowledge. For purposes of this Section 8.1, the Indenture Trustee shall not be deemed to have knowledge of an Event of Default unless a Responsible Officer of the Indenture Trustee assigned to and working in the Corporate Trust Office has actual knowledge thereof or unless written notice of any event which is in fact such an Event of Default is received by the Indenture Trustee from the Administrative Agent and such notice references the Notes, the Trust Estate or this Base Indenture. The Indenture Trustee shall provide notice of defaults in accordance with Section 3.3(b) and Section 11.2.
Section 8.2.Acceleration of Maturity; Rescission and Annulment.
(a)If an Event of Default of the kind specified in clauses (b), (c) or (q) of Section 8.1 occurs, the unpaid principal amount of all of the Notes shall automatically become immediately due and payable without notice, presentment or demand of any kind. If any other Event of Default occurs and is continuing, then and in each and every such case, the Indenture Trustee, at the written direction of any of (1) the Administrative Agent, (2) the Majority Noteholders of all Outstanding Notes that are not Variable Funding Notes (excluding any Retained Notes) or (3) the Majority Noteholders for any Series of Variable Funding Notes Outstanding (excluding any Retained Notes), may declare the Note Balance of all the Outstanding Notes and all interest and principal accrued and unpaid (if any) thereon and all other amounts due and payable under any Transaction Document to be due and payable immediately, and upon any such declaration each Note will become and will be immediately due and payable and the Revolving Period with respect to such Series or Class shall immediately terminate, anything in this Base Indenture, the related Indenture Supplement(s) or in the Notes to the contrary notwithstanding. Such payments are subject to the allocation, deposits and payment sections of this Base Indenture and of the related Indenture Supplement(s).
(b)At any time after such a declaration of acceleration has been made or an automatic acceleration has occurred with respect to the Notes of any Series or Class and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereafter provided in this Article VIII, the Majority Noteholders of all Outstanding Notes, by written notice to the Issuer and the Indenture Trustee, shall rescind and annul such declaration and its consequences if:
(i)the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay (A) all overdue installments of interest on such Notes, (B) the principal of such Notes which has become due otherwise than by such declaration of acceleration, and interest thereon at the rate or rates prescribed therefor by the terms of such Notes, to the extent that payment of such interest is lawful, (C) interest upon overdue installments of interest at the rate or rates prescribed therefore by the terms of such Notes to the extent that payment of such interest is lawful, and (D) all sums paid by the Indenture Trustee hereunder, and the reasonable compensation, expenses and disbursements of the Indenture Trustee or the bank serving as Indenture Trustee (in any of its capacities), their agents and counsel, all other amounts due under Section 4.5; and

(ii)all Events of Default, other than the nonpayment of the principal of such Notes which has become due solely by such acceleration, have been cured or waived as provided in Section 8.14.
No such rescission will affect any subsequent default or impair any right consequent thereon.
Section 8.3.Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.
The Issuer covenants that if:
(a)the Issuer defaults in the payment of interest on any Notes when such interest becomes due and payable, which default continues for a period of [***] following written notice from the Indenture Trustee of such default; or
(b)the Issuer defaults in the payment of the principal of any Series or Class of Notes on the Stated Maturity Date thereof; then
(c)    the Issuer will, upon demand of the Indenture Trustee, pay (subject to the allocation provided in Section 4.5(a)(2) hereof and any related Indenture Supplement) to the Indenture Trustee, for the benefit of the Noteholders of any such Notes, the whole amount then due and payable on any such Notes for principal and interest, together with any Cumulative Interest Shortfall Amounts, unless otherwise specified in the applicable Indenture Supplement, and in addition thereto, will pay such further amount as will be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and the bank serving as Indenture Trustee (in any of its capacities), their agents and counsel and all other amounts due under Section 4.5.
If the Issuer fails to pay such amounts forthwith upon such demand, the Indenture Trustee may, in its own name and as trustee of an express trust, institute a judicial proceeding for the collection of the sums so due and unpaid, and may directly prosecute such proceeding to judgment or final decree, and the Indenture Trustee may enforce the same against the Issuer or any other obligor upon the Notes and collect the money adjudged or decreed to be payable in the manner provided by law and this Base Indenture.
Section 8.4.Indenture Trustee May File Proofs of Claim.
In case of the pendency of any Insolvency Event or other similar proceeding or event relative to the Issuer or any other obligor upon the Notes or the property of the Issuer or of such other obligor, the Indenture Trustee (irrespective of whether the principal of the Notes will then be due and payable as therein expressed or by declaration or otherwise) will be entitled and empowered by intervention in such proceeding or otherwise:
(a)to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary and advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel and all other amounts due under Section 4.5) and of the Noteholders allowed in such judicial proceeding; and
(b)to collect and receive any funds or other property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, liquidator or other similar official in any such proceeding is hereby authorized by each Noteholder to make such payment to the Indenture Trustee and the bank serving as Indenture Trustee (in all its capacities), and in the event that the Indenture Trustee consents to the making of such payments directly to the Noteholders, to pay to the Indenture Trustee and the bank serving as Indenture Trustee (in all its capacities) any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and the bank serving as Indenture Trustee (in all its capacities), their agents and counsel, and any other amounts due the Indenture Trustee and the bank serving as Indenture Trustee (in all its capacities) under Section 4.5.
Nothing herein contained will be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Noteholder thereof, or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding.
Section 8.5.Indenture Trustee May Enforce Claims Without Possession of Notes.
All rights of action and claims under this Base Indenture or the Notes of any Series or Class are subject to the Acknowledgment Agreement and the Fannie Mae Requirements and may be prosecuted and enforced by the Indenture Trustee, without the possession of any of the Notes of such Series or Class or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Indenture Trustee, will be brought in its own name as trustee of an express trust, and any recovery of judgment will, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its respective agents and counsel, be for the ratable benefit of the Noteholders of the Notes of such Series or Class in respect of which such judgment has been recovered.
Section 8.6.Application of Money Collected.
Any money or other property collected by the Indenture Trustee pursuant to this Article VIII will be applied in accordance with Section 4.5(a)(2), at the Final Payment Date fixed by the Indenture Trustee and, in case of the payment of such money on account of principal, interest or fees, upon presentation of the Notes of the related Series or Class and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid.

Section 8.7.Sale of Collateral Requires Consent of Noteholders.
Subject to the Acknowledgment Agreement and the Fannie Mae Requirements, the Indenture Trustee shall not sell Collateral or cause the Issuer to sell Collateral following any Event of Default, except with the written consent, or at the direction of, the Majority Noteholders of each Series; provided, that the Indenture Trustee shall, subject to the consent of Fannie Mae and the procedures and requirements set out in the Acknowledgment Agreement and Fannie Mae Requirements and pursuant to the terms of the Disposition Management Agreement, sell Collateral or cause the Issuer to sell Collateral without prior consent of any of the Noteholders if an Event of Default under clauses (b), (c) or (q) of Section 8.1 occurs. Notwithstanding the foregoing, the consent of [***]% of the Noteholders of the Outstanding Notes of each Series shall be required for any sale that does not generate sufficient proceeds to pay the Note Balance of all such Notes plus all accrued and unpaid interest and other amounts owed in respect of such Notes and the Transaction Documents. If such direction has been given by the Noteholders of the requisite percentage of all Outstanding Notes, the Indenture Trustee shall, subject to the Fannie Mae Requirements and the terms of the Acknowledgment Agreement and the Fannie Mae Requirements, cause the Issuer to sell Collateral pursuant to Section 8.15, and shall provide notice of this to each Note Rating Agency of then Outstanding Notes.
Section 8.8.Limitation on Suits.
No Noteholder will have any right to institute any proceeding, judicial or otherwise, with respect to this Base Indenture or any Note, or for the appointment of a receiver or trustee or similar official, or for any other remedy hereunder, unless:
(a)such Noteholder has previously given written notice to the Indenture Trustee of a continuing Event of Default with respect to Notes of such Noteholder’s Notes’ Series or Class;
(b)the Noteholders of more than [***]% of the Note Balance of the Outstanding Notes of each Series, measured by Voting Interests, have made written request to the Indenture Trustee to institute proceedings in respect of such Event of Default in the name of the Indenture Trustee hereunder;
(c)such Noteholder or Noteholders have offered to the Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request; and
(d)the Indenture Trustee, for [***] after the Indenture Trustee has received such notice, request and offer of indemnity, has failed to institute any such proceeding; it being understood and intended that no one or more Noteholders of Notes of such Series or Class will have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Base Indenture or any Note to affect, disturb or prejudice the rights of any other Noteholders of Notes, or to obtain or to seek to obtain priority or preference over any other such Noteholders or to enforce any right under this Base Indenture or any Note, except in the manner herein provided and for the equal and proportionate benefit of all the Noteholders of all Notes.

Section 8.9.Limited Recourse.
Notwithstanding any other terms of this Base Indenture, the Notes, any other Transaction Documents or otherwise, the obligations of the Issuer under the Notes, this Base Indenture and each other Transaction Document to which it is a party are limited recourse obligations of the Issuer, payable solely from the Trust Estate, and following realization of the Trust Estate and application of the proceeds thereof in accordance with the terms of this Base Indenture, none of the Noteholders, the Indenture Trustee or any of the other parties to the Transaction Documents shall be entitled to take any further steps to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished and shall not thereafter revive. Subject to the foregoing and to the terms of the applicable Indenture Supplement, each Noteholder will, however, have the absolute and unconditional right to receive payment of all amounts due with respect to the Notes pursuant and respect to the terms of the Indenture, which right shall not be impaired without the consent of each Noteholder and to initiate suit for the enforcement of any such payment, which right shall not be impaired without the consent of such Noteholder. No recourse shall be had for the payment of any amount owing in respect of the Notes or this Base Indenture or for any action or inaction of the Issuer against any officer, director, employee, equity holder or organizer of the Issuer or any of their successors or assigns for any amounts payable under the Notes or this Base Indenture. It is understood that the foregoing provisions of this Section 8.9 shall not (i) prevent recourse to the Trust Estate for the sums due or to become due under any security, instrument or agreement which is part of the Trust Estate or (ii) save as specifically provided therein, constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Notes or secured by this Base Indenture. It is further understood that the foregoing provisions of this Section 8.9 shall not limit the right of any Person, to name the Issuer as a party defendant in any proceeding or in the exercise of any other remedy under the Notes or this Base Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against any such Person or entity.
Section 8.10.Restoration of Rights and Remedies.
If the Indenture Trustee or any Noteholder has instituted any proceeding to enforce any right or remedy under this Base Indenture and such proceeding has been discontinued or abandoned for any reason, then and in every such case the Issuer, the Indenture Trustee and the Noteholders will, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders will continue as though no such proceeding had been instituted.
Section 8.11.Rights and Remedies Cumulative.
No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy will, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, will not prevent the concurrent assertion or employment of any other appropriate right or remedy.
Section 8.12.Delay or Omission Not Waiver.
No delay or omission of the Indenture Trustee or of any Noteholder to exercise any right or remedy accruing upon any Event of Default will impair any such right or remedy or constitute a waiver of any such Event of Default or acquiescence therein. Every right and remedy given by this Article or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.
Section 8.13.Control by Noteholders.
Either [***]% of the VFN Noteholders or the Majority Noteholders of all Outstanding Notes will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred on the Indenture Trustee with respect to such Notes; provided that:
(a)the Indenture Trustee will have the right to decline to follow any such direction if the Indenture Trustee, being advised by counsel, determines that the action so directed may violate applicable law or would conflict with this Base Indenture or if the Indenture Trustee in good faith determines that the proceedings so directed would have a substantial likelihood of involving it in personal liability or be unjustly prejudicial to the Noteholders not taking part in such direction, unless the Indenture Trustee has received indemnity satisfactory to it from the Noteholders;
(b)the Indenture Trustee may take any other action permitted hereunder deemed proper by the Indenture Trustee which is not inconsistent with such direction; and
(c)to the extent there are conflicting directions between [***]% of the VFN Noteholders and the Majority Noteholders, the Indenture Trustee will take its direction from [***]% of the VFN Noteholders (excluding any Retained Notes).
Section 8.14.Waiver of Past Defaults.
Together, the Majority Noteholders of all Outstanding Notes that are not Variable Funding Notes, the Majority Noteholders for any Series of Variable Funding Notes Outstanding and the Administrative Agent may on behalf of the Noteholders of all such Notes waive any past default hereunder and its consequences, except a default not theretofore cured:
(a)in the payment of the principal of or interest on any Note, or
(b)in respect of a covenant or provision hereof which under Article XII cannot be modified or amended without the consent of the Noteholder of each Outstanding Note.

Upon any such waiver, such default will cease to exist, and any Event of Default arising therefrom will be deemed to have been cured, for every purpose of this Base Indenture; but no such waiver will extend to any subsequent or other default or impair any right consequent thereon.
Section 8.15.Sale of Trust Estate.
(a)The power to effect any Sale of any portion of the Trust Estate shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes and under this Base Indenture with respect thereto shall have been paid. The Indenture Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale.
(b)Unless the Majority Noteholders of all Outstanding Series have otherwise provided its written consent to the Indenture Trustee, at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than all amounts due to the Indenture Trustee hereunder and the entire amount which would be payable to the Noteholders in full payment thereof in accordance with Section 8.6, on the Payment Date next succeeding the date of such sale, has not been received, the Indenture Trustee shall prevent such sale by bidding an amount at least $1.00 more than the highest other bid in order to preserve the Trust Estate.
(c)In connection with a Sale of all or any portion of the Trust Estate:
(i)any of the Noteholders may bid for and purchase the property offered for Sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability;
(ii)the Indenture Trustee may bid for and acquire the property offered for Sale in connection with any Sale thereof;
(iii)the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;
(iv)the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and
(v)no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.
(d)Notwithstanding anything to the contrary in this Base Indenture, and subject to the Acknowledgment Agreement and the Fannie Mae Requirements, if an Event of Default has

occurred and is continuing and the Notes have become due and payable or have been declared due and payable and such declaration and its consequences have not been rescinded and annulled, any proceeds received by the Indenture Trustee with respect to a foreclosure, sale or other realization resulting from a transfer of the assets of the Trust Estate shall be allocated in accordance with Section 4.5(a)(2) hereof. The amount, if any, so allocated to the Issuer shall be paid by the Indenture Trustee to or to the order of the Issuer free and clear of the Adverse Claim of this Base Indenture and the Noteholders shall have no claim or rights to the amount so allocated.
Section 8.16.Undertaking for Costs.
All parties to this Base Indenture agree, and each Noteholder by its acceptance thereof will be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Base Indenture, or in any suit against the Indenture Trustee for any action taken or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section will not apply to any suit instituted by the Indenture Trustee, to any suit instituted by any Noteholder or group of Noteholders holding in the aggregate more than [***]% of the Note Balance of the Outstanding Notes of each Series (measured by Voting Interests) to which the suit relates, or to any suit instituted by any Noteholders for the enforcement of the payment of the principal of or interest on any Note on or after the applicable Stated Maturity Date expressed in such Note.
Section 8.17.Waiver of Stay or Extension Laws.
The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Base Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.
Section 8.18.Notice of Waivers.
Promptly (and in no event later than [***] following the occurrence thereof), after any waiver of an Event of Default pursuant to Section 4.12, or any rescission or annulment of a declaration of acceleration pursuant to Section 8.2(b), or any waiver of past default pursuant to Section 8.14, the Issuer will notify all related Note Rating Agencies and the Disposition Manager in writing.

Article IX

The Issuer
Section 9.1.Representations and Warranties of Issuer.
(a)The Issuer hereby makes the following representations and warranties for the benefit of each of the Servicer, the Administrator, the Indenture Trustee, the Disposition Manager and the Noteholders. The representations and warranties set out herein shall be made as of the Closing Date, as of the execution and delivery of this Base Indenture and of each Indenture Supplement, and as of each Funding Date and as of each date of Grant of a Security Interest and shall survive such Grant of a Security Interest in the Participation Certificate to the Indenture Trustee.
(a)Organization and Good Standing. The Issuer is duly organized and validly existing as a statutory trust and is in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted. The Issuer has appointed and authorized the Administrator as the Issuer’s agent pursuant to the Administration Agreement where notices and demands to or upon the Issuer in respect of the Notes of this Base Indenture may be served.
(b)Power and Authority. The Issuer has and will continue to have the power and authority to execute and deliver this Base Indenture and the other Transaction Documents to which it is or will be a party, and to carry out their respective terms; the Issuer had and has had at all relevant times and now has full power, authority and legal right to acquire, own, hold and Grant a Security Interest in the Trust Estate and has duly authorized such Grant to the Indenture Trustee; and the execution, delivery and performance by the Issuer of this Base Indenture and each of the other Transaction Documents to which it is a party has been and, in the case of any relevant Indenture Supplement or Transaction Document which has not yet been executed, will be, duly authorized by all necessary action of the Issuer.
(c)Valid Transfers; Binding Obligations. This Base Indenture creates a valid Grant of a Security Interest in the Participation Certificate which has been validly perfected and is a first priority Security Interest under the UCC, and in such other portion of the Collateral as to which a Security Interest may be granted under the UCC, which security interest is enforceable against creditors of, and purchasers from, the Issuer, subject to applicable law. Each of the Transaction Documents to which the Issuer is a party constitutes a legal, valid and binding obligation of the Issuer enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors’ rights generally or by general equity principles.
(d)No Violation. The execution and delivery by the Issuer of this Base Indenture and each other Transaction Document to which it is a party and the consummation of the transactions contemplated by this Base Indenture and the other Transaction Documents and the fulfillment of the terms of this Base Indenture and the other Transaction Documents do not conflict with, result in any breach of any of the terms or provisions of, or constitute (with or without notice or lapse of time or both) a default under the Organizational Documents of the Issuer or any indenture, agreement or other material instrument to which the Issuer is a party or by which it is bound, or result in the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Base Indenture), or violate any law, order, judgment, decree, writ, injunction, award, determination, rule or regulation applicable to the Issuer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Issuer or its properties, which breach, default, conflict, Adverse Claim or violation could reasonably be expected to have a material Adverse Effect.
(e)No Proceedings. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or to the Issuer’s knowledge, threatened, against or affecting the Issuer: (i) asserting the invalidity of this Base Indenture, the Notes or any of the other Transaction Documents to which the Issuer is a party, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Base Indenture, or any of the other Transaction Documents, (iii) seeking any determination or ruling which could reasonably be expected to have a material Adverse Effect or could reasonably be expected to materially and adversely affect the condition (financial or otherwise), business or operations of the Issuer, or (iv) relating to the Issuer and which could reasonably be expected to adversely affect the United States federal income tax attributes of the Notes.
(f)No Subsidiaries. The Issuer has no subsidiaries.
(g)All Tax Returns True, Correct and Timely Filed. All tax returns required to be filed by the Issuer in any jurisdiction have in fact been filed and all taxes, assessments, fees and other governmental charges upon the Issuer or upon any of its properties, and all income of franchises, shown to be due and payable on such returns have been paid except for any such taxes, assessments, fees and charges the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Issuer had established adequate reserves in accordance with GAAP. All such tax returns were true and correct in all material respects and the Issuer knows of no proposed additional tax assessment against it that could reasonably be expected to have a material adverse effect upon the ability of the Issuer to perform its obligations hereunder nor of any basis therefor. The provisions for taxes on the books of the Issuer are in accordance with GAAP.
(h)No Restriction on Issuer Affecting its Business. The Issuer is not a party to any contract or agreement, or subject to any charter or other restriction, which materially and adversely affects its business, and the Issuer has not agreed or consented to cause any of its assets or properties to become subject to any Adverse Claim other than the Security Interest created pursuant to this Base Indenture or any Permitted Liens and the rights of Fannie Mae with respect to the Collateral.
(i)Title to Participation Certificate. As represented by loanDepot in the PC Repurchase Agreement, immediately prior to the Grant thereof to the Indenture Trustee as contemplated by this Base Indenture, subject to the Acknowledgment Agreement and the Fannie Mae Requirements with respect thereto, the Issuer had good and marketable title to the Participation Certificate, free and clear of all Adverse Claims other than any Permitted Liens and rights of others.
(j)Perfection of Security Interest. All filings and recordings that are necessary to perfect the interest of the Issuer in the Participation Certificate and such other portion of the Trust Estate as to which a sale or security interest may be perfected by filing under the UCC, have been accomplished and are in full force and effect. All filings and recordings against the Issuer required to perfect the Security Interest of the Indenture Trustee in such Participation Certificate and such other portion of the Trust Estate as to which a Security Interest may be perfected by filing under the UCC, have been accomplished and are in full force and effect, and all such filings and recordings against the Issuer include the legends set forth as clauses (1) through (4) of the fourth full paragraph of the Granting Clause. Subject to the rights of Fannie Mae with respect thereto, other than the Security Interest granted to the Indenture Trustee pursuant to this Base Indenture, the Issuer has not pledged, assigned, sold, or granted a Security Interest in, or otherwise conveyed the Participation Certificate or any other Collateral. The Issuer has not authorized the filing of and is not aware of any financing statement filed against the Issuer that includes a description of collateral covering the Participation Certificate other than (1) any financing statement related to the Security Interest granted to the Indenture Trustee hereunder or (2) that has been terminated.
(k)Notes Authorized, Executed, Authenticated, Validly Issued and Outstanding. The Notes have been duly and validly authorized and, when duly and validly executed and authenticated by the Indenture Trustee in accordance with the terms of this Base Indenture and delivered to and paid for by each purchaser as provided herein, will be validly issued and outstanding and entitled to the benefits hereof.
(l)Location of Chief Executive Office and Records. The chief executive office of the Issuer and the office where Issuer maintains copies of its corporate records, is located at the offices of the Administrator at [***]; provided that, at any time after the Closing Date, upon [***] prior written notice to the Indenture Trustee and the Noteholders, the Issuer may relocate its jurisdiction of formation, and/or its principal place of business and chief executive office, and/or the office where it maintains all of its records, to another location or jurisdiction, as the case may be, within the United States to the extent that the Issuer shall have taken all actions necessary or reasonably requested by the Indenture Trustee or the Majority Noteholders of all Outstanding Notes to amend its existing financing statements and continuation statements, and file additional financing statements and to take any other steps reasonably requested by the Indenture Trustee or the Majority Noteholders of all Outstanding Notes to further perfect or evidence the rights, claims or security interests of the Indenture Trustee and the Noteholders under any of the Transaction Documents.
(m)Solvency. The Issuer: (i) is not “insolvent” (as such term is defined in § 101(32)(A) of the Bankruptcy Code); (ii) is able to pay its debts as they become due; and (iii) does not have unreasonably small capital for the business in which it is engaged or for any business or transaction in which it is about to engage. The Issuer is not Granting the Trust Estate to the Indenture Trustee with the intent to defraud, delay or hinder any of its creditors.
(n)Separate Identity. The Issuer is operated as an entity separate from the Servicer and the Administrator. The Issuer has complied with all covenants set forth in its Organizational Documents.
(o)Name. The legal name of the Issuer is as set forth in this Base Indenture and the Issuer does not use and has not used any other trade names, fictitious names, assumed names or “doing business as” names.
(p)Governmental Authorization. Other than the filing of the financing statements (or financing statement amendments) required hereunder or under any other Transaction Document, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (i) the due execution and delivery by Issuer of this Base Indenture and each other Transaction Document to which it is a party and (ii) the performance of its obligations hereunder and thereunder.
(q)Accuracy of Information. All information heretofore furnished by the Issuer or any of its Affiliates to the Indenture Trustee or the Noteholders for purposes of or in connection with this Base Indenture, any of the other Transaction Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by the Issuer or any of its Affiliates to the Indenture Trustee or the Noteholders will be, true and accurate in every material respect on the date such information is stated or certified.
(r)Use of Proceeds. No proceeds of any issuance of Notes or funding under a VFN hereunder will be used for a purpose that violates, or would be inconsistent with, Regulation T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time.
(s)Investment Company. The Issuer is not required to be registered as an “investment company” within the meaning of the Investment Company Act, or any successor statute.
(t)Compliance with Law. The Issuer has complied in all material respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject.
(u)Investments. The Issuer does not own or hold, directly or indirectly (i) any capital stock or equity security of, or any equity interest in, any Person or (ii) any debt security or other evidence of indebtedness of any Person.
(v)Transaction Documents. The PC Repurchase Agreement is the only agreement pursuant to which the Issuer directly or indirectly purchases and receives contributions of the Participation Certificate from loanDepot and the PC Repurchase Agreement represents the only agreement between loanDepot and the Issuer relating to the transfer of the Participation Certificate from loanDepot to the Issuer.

(w)Limited Business. Since its formation, the Issuer has conducted no business other than entering into and performing its obligations under the Transaction Documents to which it is a party, and such other activities as are incidental to the foregoing. The Transaction Documents to which it is a party, and any agreements entered into in connection with the transactions that are permitted thereby, are the only agreements to which the Issuer is a party.
Section 9.2.Liability of Issuer; Indemnities.
(a)Obligations. The Issuer shall be liable in accordance with this Base Indenture only to the extent of the obligations in this Base Indenture specifically undertaken by the Issuer in such capacity under this Base Indenture and shall have no other obligations or liabilities hereunder. The Issuer shall indemnify, defend and hold harmless the Indenture Trustee, the Custodian, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Note Registrar, the Disposition Manager, the Servicer, the Administrator, the Noteholders (as applicable, with respect to the related Series of Notes) and the Trust Estate (each an “Issuer Indemnified Party”) from and against any taxes that may at any time be asserted against the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Note Registrar, the Disposition Manager, the Servicer, the Administrator, or the Trust Estate with respect to the transactions contemplated in this Base Indenture or any of the other Transaction Documents, including any sales, gross receipts, general corporation, tangible or intangible personal property, privilege or license taxes (but not including any taxes asserted with respect to, and as of the date of, the transfer of the Participation Certificate to the Trust Estate, the issuance and original sale of the Notes of any Class, or asserted with respect to ownership of the Participation Certificate, or federal, state or local income or franchise taxes or any other tax, or other income taxes arising out of payments on the Notes of any Class, or any interest or penalties with respect thereto or arising from a failure to comply therewith) and costs and expenses, including reasonable legal fees and expenses, in defending against the same and in connection with the Issuer Indemnified Parties’ enforcement of any rights hereunder or under any Transaction Document, except that in no event shall the Issuer be required to indemnify any Issuer Indemnified Party if the indemnification obligation under this Section 9.2(a) to such Issuer Indemnified Party is the result of a violation of law, gross negligence or willful misconduct by such Issuer Indemnified Party.
(b)Notification and Defense. Promptly after any Issuer Indemnified Party shall have been served with the summons or other first legal process or shall have received written notice of the threat of a claim in respect of which a claim for indemnity may be made against the Issuer under this Section 9.2, the Issuer Indemnified Party shall notify the Issuer and the Administrator in writing of the service of such summons, other legal process or written notice, giving information therein as to the nature and basis of the claim, but failure so to notify the Issuer shall not relieve the Issuer from any liability which it may have hereunder or otherwise, except to the extent that the Issuer is prejudiced by such failure so to notify the Issuer. The Issuer shall be entitled, at its own expense, to participate in the defense of any such claim or action and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such Issuer Indemnified Party, and, after notice from the Issuer to such Issuer Indemnified Party that the Issuer wishes to assume the defense of any such action, the Issuer will not be liable to such Issuer Indemnified Party under this Section 9.2 for any legal or other expenses subsequently incurred by such Issuer Indemnified Party in connection with the defense of any such action unless (i) the defendants in any such action include both the Issuer Indemnified Party and the Issuer, and the Issuer Indemnified Party (upon the advice of counsel) shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, or one or more Issuer Indemnified Parties, and which in the reasonable judgment of such counsel are sufficient to create a conflict of interest for the same counsel to represent both the Issuer and such Issuer Indemnified Party, (ii) the Issuer shall not have employed counsel reasonably satisfactory to the Issuer Indemnified Party to represent the Issuer Indemnified Party within a reasonable time after notice of commencement of the action, or (iii) the Issuer has authorized the employment of counsel for the Issuer Indemnified Party at the expense of the Issuer; then, in any such event, such Issuer Indemnified Party shall have the right to employ its own counsel in such action, and the reasonable fees and expenses of such counsel shall be borne by the Issuer; provided, however, that the Issuer shall not in connection with any such action or separate but substantially similar or related actions arising out of the same general allegations or circumstances, be liable for any fees and expenses of more than one firm of attorneys at any time for all Issuer Indemnified Parties. Each Issuer Indemnified Party, as a condition of the indemnity agreement contained herein, shall use its commercially reasonable efforts to cooperate with the Issuer in the defense of any such action or claim. The Issuer shall not, without the prior written consent of any Issuer Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such Issuer Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Issuer Indemnified Party, unless such settlement includes an unconditional release of such Issuer Indemnified Party from all liability on claims that are the subject matter of such proceeding or threatened proceeding.
(c)Expenses. Indemnification under this Section 9.2 shall include, reasonable and customary out-of-pocket fees and expenses of counsel and expenses of litigation. If the Issuer has made any indemnity payments pursuant to this Section 9.2 and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to the Issuer, without interest.
(d)Survival. The provisions of this Section 9.2 shall survive the termination of this Base Indenture.
Section 9.3.Merger or Consolidation, or Assumption of the Obligations, of the Issuer.
Any Person (a) into which the Issuer may be merged or consolidated, (b) which may result from any merger, conversion or consolidation to which the Issuer shall be a party, or (c) which may succeed to all or substantially all of the business or assets of the Issuer, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Issuer under this Base Indenture, shall be the successor to the Issuer under this Base Indenture without the execution or filing of any document or any further act on the part of any of the parties to this Base Indenture, except that if the Issuer in any of the foregoing cases is not the surviving entity, then the surviving entity shall execute an agreement of assumption to perform every obligation of the Issuer under the Transaction Documents, and the surviving entity shall have taken all actions necessary or reasonably requested by the Issuer, the Majority Noteholders of all Outstanding Notes or the Indenture Trustee to amend its existing financing statements and continuation statements, and file additional financing statements and to take any other steps reasonably requested by the Issuer, the Majority Noteholders of all Outstanding Notes or the Indenture Trustee to further perfect or evidence the rights, claims or security interests of the Issuer, the Noteholders or the Indenture Trustee under any of the Transaction Documents. The Issuer (i) shall provide notice of any merger, consolidation or succession pursuant to this Section 9.3 to each Note Rating Agency that has rated any then-Outstanding Notes, the Indenture Trustee and the Noteholders, (ii) for so long as the Notes are Outstanding, (1) shall receive from each Note Rating Agency rating Outstanding Notes a letter to the effect that such merger, consolidation or succession will not result in a qualification, downgrading or withdrawal of the then current ratings assigned by such Note Rating Agency to any Outstanding Notes or (2) if the Administrator and the Administrative Agents determine in their reasonable judgment that an applicable Note Rating Agency no longer provides such letters as described in the foregoing clause (1), (a) the Administrator shall provide notice of such new merger, consolidation or succession to the related Note Rating Agency and (b) each Administrative Agent shall have provided its prior written consent to such merger, consolidation or succession; provided, that the Issuer provides an Issuer Certificate to the effect that any such merger, consolidation or succession will not have a material Adverse Effect on the Outstanding Notes, (iii) shall obtain an Opinion of Counsel addressed to the Indenture Trustee and reasonably satisfactory to the Indenture Trustee, that such merger, consolidation or succession complies with the terms hereof and one or more Opinions of Counsel updating or restating all opinions delivered on the date of this Base Indenture with respect to corporate matters, enforceability of Transaction Documents against the Issuer, and the grant by the Issuer of a valid security interest in the Participation Certificate to the Indenture Trustee and the perfection of such security interest and related matters, (iv) shall receive from the Majority Noteholders of all Outstanding Notes their prior written consent to such merger, consolidation or succession, absent which consent, which may not be unreasonably withheld or delayed, the Issuer shall not become a party to such merger, consolidation or succession and (v) shall obtain an Issuer Tax Opinion.
Section 9.4.Issuer May Not Own Notes.
The Issuer may not become the owner or pledgee of one or more of the Notes (other than any Retained Note). Any Person Controlling, Controlled by or under common Control with the Issuer may, in its individual or any other capacity, become the owner or pledgee of one or more Notes with the same rights as it would have if it were not an Affiliate of the Issuer, except as otherwise specifically provided in the definition of the term “Noteholder.” The Notes so owned by or pledged to such Controlling, Controlled or commonly Controlled Person shall have an equal and proportionate benefit under the provisions of this Base Indenture, without preference, priority or distinction as among any of the Notes, except as set forth herein with respect to, among other things, rights to vote, consent or give directions to the Indenture Trustee as a Noteholder.

Section 9.5.Covenants of Issuer.
(a)Organizational Documents; Unanimous Consent. The Issuer hereby covenants that its Organizational Documents provide that they may not be amended or modified without (i) notice to the Indenture Trustee and each Note Rating Agency that is at that time rating any Outstanding Notes, and (ii) the prior written consent of the Administrative Agent, unless and until this Base Indenture shall have been satisfied, discharged and terminated. The Issuer will at all times comply with the terms of its Organizational Documents. In addition, notwithstanding any other provision of this Section 9.5 and any provision of law, the Issuer shall not take any action described in Section 4.1 of the Issuer’s Organizational Documents or do any of the following unless the Owners (as such term is defined in the Issuer’s Organizational Documents), the Administrative Agent and the applicable Majority Noteholders as set forth in the Transaction Documents consent to such action: (A) dissolve or liquidate, in whole or in part, or institute proceedings to be adjudicated bankrupt or insolvent, (B) consent to the institution of bankruptcy or insolvency proceedings against it, (C) file a petition seeking, or consent to, reorganization or relief under any applicable federal, state or foreign law relating to bankruptcy or similar matters, (D) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Issuer or a substantial part of its property, (E) make any assignment for the benefit of creditors, (F) admit in writing its inability to pay its debts generally as they become due, or (G) take any action in furtherance of the actions set forth in clauses (A) through (F) above; or (1) merge or consolidate with or into any other person or entity or sell or lease its property or all or substantially all of its assets to any person or entity; or (2) modify any provision of its Organizational Documents.
(b)Preservation of Existence. The Issuer hereby covenants to do or cause to be done all things necessary on its part to preserve and keep in full force and effect its rights and franchises as a statutory trust under the laws of the State of Delaware, and to maintain each of its licenses, approvals, permits, registrations or qualifications in all jurisdictions in which its ownership or lease of property or the conduct of its business requires such licenses, approvals, registrations or qualifications, except for failures to maintain any such licenses, approvals, registrations or qualifications which, individually or in the aggregate, would not have a material Adverse Effect.
(c)Compliance with Laws. The Issuer hereby covenants to comply in all material respects with all applicable laws, rules and regulations and orders of any governmental authority, the noncompliance with which would have a material Adverse Effect or a material adverse effect on the business, financial condition or results of operations of the Issuer.
(d)Payment of Taxes. The Issuer hereby covenants to pay and discharge promptly or cause to be paid and discharged promptly all taxes, assessments and governmental charges or levies imposed upon the Issuer or upon its income and profits, or upon any of its property or any part thereof, before the same shall become in default, provided that the Issuer shall not be required to pay and discharge any such tax, assessment, charge or levy so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and the Issuer shall have set aside on its books adequate reserves with respect to any such tax, assessment, charge or levy so contested.
(e)Investments. The Issuer hereby covenants that it will not, without the prior written consent of the Majority Noteholders of all Outstanding Notes, acquire or hold any indebtedness for borrowed money of another person, or any capital stock, debentures, partnership interests or other ownership interests or other securities of any Person, other than Permitted Investments as provided hereunder and the Participation Certificate acquired under the PC Repurchase Agreement.
(f)Keeping Records and Books of Account. The Issuer hereby covenants and agrees to maintain and implement administrative and operating procedures (including an ability to recreate records evidencing the Participation Certificate in the event of the destruction or loss of the originals thereof) and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of the Participation Certificate (including, records adequate to permit the daily identification of all collections with respect to, and adjustments of amounts payable under the Participation Certificate). The Administrator shall ensure compliance with this Section 9.5(f).
(g)Employee Benefit Plans. The Issuer hereby covenants and agrees to comply in all material respects with the provisions of ERISA, the Code, and all other applicable laws, and the regulations and interpretations thereunder to the extent applicable, with respect to each “employee benefit plan” as defined in Section 3(3) of ERISA, which is sponsored, maintained or administered by the Issuer.
(h)No Release. The Issuer shall not take any action and shall use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person’s covenants or obligations under any Transaction Document, Fannie Mae Lender Contract or other document, instrument or agreement included in the Trust Estate, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such document, instrument or agreement.
(i)Separate Identity. The Issuer acknowledges that the Secured Parties are entering into the transactions contemplated by this Base Indenture in reliance upon the Issuer’s identity as a legal entity that is separate from the Administrator or the Servicer (each, a “Facility Entity”). Therefore, from and after the date of execution and delivery of this Base Indenture, the Issuer shall take all reasonable steps to maintain the Issuer’s identity as a separate legal entity and to make it manifest to third parties that the Issuer is an entity with assets and liabilities distinct from those of each Facility Entity and not a division of a Facility Entity.
(j)Compliance with and Enforcement of Transaction Documents. The Issuer hereby covenants and agrees to comply in all respects with the terms of, employ the procedures outlined in and enforce the obligations of the parties to all of the Transaction Documents to which the Issuer is a party, and take all such action to such end as may be from time to time reasonably requested by the Indenture Trustee, and/or the Majority Noteholders of all Outstanding Notes, maintain all such Transaction Documents in full force and effect and make to the parties thereto such reasonable demands and requests for information and reports or for action as the Issuer is entitled to make thereunder and as may be from time to time reasonably requested by the Indenture Trustee.
(k)No Sales, Liens, Etc. Against Participation Certificate and Trust Property. The Issuer hereby covenants and agrees, except for releases specifically permitted hereunder, not to sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist, any Adverse Claim (other than the Security Interest created hereby or any Permitted Liens) upon or with respect to, the Participation Certificate or Trust Property, or any interest in either thereof, or upon or with respect to any Trust Account, or assign any right to receive income in respect thereof. The Issuer shall promptly, but in no event later than [***] after a Responsible Officer has obtained actual knowledge thereof, notify the Indenture Trustee of the existence of any Adverse Claim on the Participation Certificate or Trust Estate, and the Issuer shall defend the right, title and interest of each of the Issuer and the Indenture Trustee in, to and under the Participation Certificate and Trust Estate, against all claims of third parties.
(l)No Change in Business. The Issuer covenants that it shall not make any change in the character of its business.
(m)No Change in Name, Etc.; Preservation of Security Interests. The Issuer covenants that it shall not make any change to its company name, or use any trade names, fictitious names, assumed names or “doing business as” names. The Issuer will from time to time, at its own expense, execute and file such additional financing statements (including continuation statements) as may be necessary to ensure that at any time, the interest of the Issuer in all of the Participation Certificate and such other portion of the Trust Estate as to which a sale or Security Interest may be perfected by filing under the UCC, and the Security Interest of the Indenture Trustee in the all of the Participation Certificate and such other portion of the Trust Estate as to which a Security Interest may be perfected by filing under the UCC, are fully protected.
(n)No Institution of Insolvency Proceedings. The Issuer covenants that it shall not institute Insolvency Proceedings with respect to the Issuer or any Affiliate thereof or consent to the institution of Insolvency Proceedings against the Issuer or any Affiliate thereof or take any action in furtherance of any such action, or seek dissolution or liquidation in whole or in part of the Issuer or any Affiliate thereof.
(o)Money for Note Payments To Be Held in Trust. The Issuer shall cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee, subject to the provisions of this Section, that such Paying Agent shall:
(i)hold all sums held by it in respect of payments on Notes in trust for the benefit of the Noteholders entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

(ii)give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Notes) in the making of any payment; and
(iii)at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent.
The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Base Indenture or for any other purpose, pay, or direct any Paying Agent to pay, to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and, upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.
(p)Protection of Trust Estate. The Issuer shall from time to time execute and deliver to the Indenture Trustee and the Administrative Agent all such supplements and amendments hereto (a copy of which shall be provided to the Noteholders) and all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action as is necessary or advisable to:
(i)Grant more effectively all or any portion of the Trust Estate;
(ii)maintain or preserve the Security Interest or carry out more effectively the purposes hereof;
(iii)perfect, publish notice of, or protect the validity of any Grant made or to be made by this Base Indenture;
(iv)enforce the Participation Certificate or, where appropriate, any Security Interest in the Trust Estate and the proceeds thereof;
(v)promptly to amend, or to cause to be amended, as necessary, any filings or recordings against the Issuer relating to the Grant necessary to conform to the requirements of Fannie Mae, including, but not limited to, any legend required by Fannie Mae to be included in such filings or recordings; or
(vi)preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Noteholders therein against the claims of all persons and parties.
(q)Investment Company Act. The Issuer shall conduct its operations in a manner which shall not subject it to registration as an “investment company” under the Investment Company Act.
(r)Payment of Review and Renewal Fees. The Issuer shall pay or cause to be paid to each Note Rating Agency that has rated Outstanding Notes, the annual rating review and renewal fee in respect of such Notes, if any.

(s)No Subsidiaries. The Issuer shall not form or hold interests in any subsidiaries.
(t)No Indebtedness. The Issuer shall not incur any indebtedness other than the Notes (except to the extent that obligations of the Issuer pursuant to the Transaction Documents might be considered “indebtedness”), and shall not guarantee any other Person’s indebtedness or incur any capital expenditures.
(u)Cooperation with Effectuating a Release. If any filing or recordings against the Issuer have been made relating to the Grant, within [***] after the earliest of any of the following dates or events that occur: (i) the effective date of any transfer of Issuer responsibility pursuant to the Acknowledgment Agreement; (ii) the date on which the Secured Party receives notice from Fannie Mae of any termination, extinguishment or forfeiture of Secured Party’s or Servicer’s rights under the Acknowledgment Agreement, or otherwise; or (iii) the date on which Secured Party receives notice of the termination by Fannie Mae of Servicer’s redemption, equitable, legal or other right, title or interest in the Portfolio Mortgage Loans, then the Issuer shall, or shall cause to be filed for recording, in the appropriate recording office, a fully and complete release of such security interest, and of any other right title or interest of Secured Party in the Portfolio Mortgage Loans, and shall deliver to Fannie Mae written confirmation of such filing. Notwithstanding the foregoing, if the Issuer believes the Secured Party’s Security Interest is being challenged or is likely to be challenged by anyone other than Fannie Mae, then the Issuer may request that Fannie Mae agree to a deferral of the filings required by this subsection, which deferral shall be granted at the sole discretion of Fannie Mae.
(v)Issuer Tax Opinion. No undertaking that would cause a Retained Note to become issued and outstanding for United States federal income tax purposes will be permitted without the delivery of an Issuer Tax Opinion.
Article X

The Administrator and Servicer
Section 10.1.Representations and Warranties of loanDepot, as Administrator and as Servicer.
loanDepot, as Administrator and as Servicer, hereby makes the following representations and warranties for the benefit of the Indenture Trustee, as of the Closing Date and as of the date of each Grant of Participation Certificate to the Indenture Trustee pursuant to this Base Indenture.
(a)Organization and Good Standing. loanDepot is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware. loanDepot, as Servicer, is duly qualified to do business and is in good standing (or is exempt from such requirements) and has obtained all necessary licenses and approvals in each jurisdiction in which the failure so to qualify, or to obtain such licenses or approvals, would have a material Adverse Effect.

(b)Power and Authority; Binding Obligation. loanDepot has the power and authority to make, execute, deliver and perform its obligations under this Base Indenture and any related Indenture Supplement and each other Transaction Document to which it is a party and all of the transactions contemplated hereunder and thereunder, and has taken (or in the case of any Indenture Supplement or other Transaction Document to which it is a party not yet executed, or any transaction contemplated hereby not yet consummated, will take) all necessary limited liability company action to authorize the execution, delivery and performance of this Base Indenture and each Indenture Supplement and each other Transaction Document to which it is a party; this Base Indenture and each Indenture Supplement and each other Transaction Document to which it is a party constitutes a legal, valid and binding obligation of loanDepot, enforceable against loanDepot in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity) or by public policy with respect to indemnification under applicable securities laws.
(c)No Violation. The execution and delivery of this Base Indenture and each Indenture Supplement and each other Transaction Document to which it is a party by loanDepot and its performance of its obligations under this Base Indenture and each Indenture Supplement and each other Transaction Document to which it is a party will not (i) violate loanDepot’s certificate of formation, operating agreement or other organizational documents or (ii) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which loanDepot is a party, which may be applicable to loanDepot or any of its assets, or any and all instruments, agreements, invoices or other writings which give rise to or otherwise evidence any of the Covered MSRs, or (iii) violate any statute, ordinance or law or any rule, regulation, order, writ, injunction or decree of any court or of any public, governmental or regulatory body, agency or authority applicable to loanDepot or its properties except, with respect to clauses (ii) and (iii), for such defaults, breaches or violations that would not reasonably be expected to have a material Adverse Effect.
(d)No Proceedings. No proceedings, investigations or litigation before any court, tribunal or governmental body is currently pending, nor to the knowledge of loanDepot is threatened against loanDepot, nor is there any such proceeding, investigation or litigation currently pending, nor, to the knowledge of loanDepot, is any such proceeding, investigation or litigation threatened against loanDepot with respect to this Base Indenture, any Indenture Supplement or any other Transaction Document or the transactions contemplated hereby or thereby that could reasonably be expected to have a material Adverse Effect.
(e)No Consents Required; Fannie Mae Approvals. Except with respect to the Acknowledgment Agreement, no authorization, consent, approval, or other action by, and no notice to or filing with, any court, governmental authority or regulatory body or other Person domestic or foreign, including HUD or Fannie Mae, is required for the execution, delivery and performance by loanDepot of or compliance by loanDepot with this Base Indenture, any

Indenture Supplement or the consummation of the transactions contemplated by this Base Indenture, any Indenture Supplement except for (i) consents, approvals, authorizations and orders which have been obtained in connection with transactions contemplated by the Transaction Documents (including the Acknowledgment Agreement), (ii) filings to perfect the security interest created by this Base Indenture, and (iii) authorizations, consents, approvals, filings, notices, or other actions with respect to which the failure to obtain such consents, approvals, authorizations and orders would not reasonably be expected to have a material Adverse Effect.
(f)Information. No written statement, report or other document furnished or to be furnished pursuant to this Base Indenture or any other Transaction Document to which it is a party by loanDepot contains or will contain any statement that is or will be inaccurate or misleading in any material respect.
(g)Default. The Administrator is not in default with respect to any material contract under which a default should reasonably be expected to have a material adverse effect on the ability of the Administrator or the Servicer to perform its duties under this Base Indenture or any Indenture Supplement, or with respect to any order of any court, administrative agency, arbitrator or governmental body which would have a material adverse effect on the transactions contemplated hereunder, and no event has occurred which with notice or lapse of time or both would constitute such a default with respect to any such contract or order of any court, administrative agency, arbitrator or governmental body.
(h)Foreign Corrupt Practices Act. To the extent applicable, neither loanDepot nor any subsidiary thereof (collectively, the “FCPA Entities” and individually an “FCPA Entity”), or any employees, directors, or officers of any FCPA Entity, or to the knowledge of any FCPA Entity, any of its agents or representatives or any subsidiary of any FCPA Entity, is aware of, has taken, or will take any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, and the rules and regulations thereunder (the “FCPA”); and loanDepot and its subsidiaries and Affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintained policies and procedures designed to ensure continued compliance therewith.
(i)Anti-Money Laundering. The operations of loanDepot are conducted and, to its knowledge, have been conducted in all material respects in compliance with the applicable anti-money laundering statutes of all jurisdictions to which loanDepot is subject and the rules and regulations thereunder, including the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) (collectively, the “U.S. Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving loanDepot with respect to the U.S. Anti-Money Laundering Laws is pending or, to the knowledge of loanDepot, threatened.
(j)Sanctions. Neither loanDepot nor its subsidiaries, nor, to its knowledge, any of its or its subsidiaries’ directors, officers, agents, subsidiaries or employees, is a Person that is, or is majority owned or controlled by Persons that are (1) the subject of any sanctions administered or enforced by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), the U.S. Department of State, the U.S. Department of Commerce, the United Nations Security Council, the European Union or Her Majesty’s Treasury (collectively, “Sanctions”) or (2) located, organized or resident in a country or territory that is, or whose government is, the subject of comprehensive Sanctions; including, Crimea, Cuba, Iran, North Korea, Sudan and Syria.
(k)No Adverse Actions. loanDepot has not received a notice from Fannie Mae indicating any adverse fact or circumstance in respect of loanDepot which adverse fact or circumstance may reasonably be expected to entitle Fannie Mae to terminate loanDepot with cause or with respect to which such adverse fact or circumstance has caused Fannie Mae to threaten to terminate, or consider the termination of, loanDepot in such notice.
(l)Fannie Mae Set Off Rights. loanDepot has no actual notice, including any notice received from Fannie Mae, or any reason to believe, that, other than in the normal course of loanDepot’s business, any circumstances exist that would result in loanDepot being liable to Fannie Mae for any amount due by reason of: (i) any breach of its obligations to Fannie Mae under the Fannie Mae Lender Contract or any other similar contracts relating to any Mortgage Pool or Mortgage Pool issued by loanDepot, (ii) any unperformed obligation with respect to mortgages in any Mortgage Pool, and (iii) any other unmet obligations to Fannie Mae under the Fannie Mae Lender Contract or any other similar contracts relating to any Mortgage Pool.
(m)Fannie Mae. loanDepot is a seller/servicer approved by Fannie Mae and a lender approved by HUD. LoanDepot is in good standing to service mortgages for Fannie Mae and HUD, as applicable. LoanDepot has not been suspended as a seller/servicer by Fannie Mae or HUD on and after the date on which loanDepot first obtained such approval from Fannie Mae or HUD, as applicable. LoanDepot is not under review or investigation outside of due course and does not have knowledge of imminent or future investigation outside of due course, by Fannie Mae on and after the date on which loanDepot became a Fannie Mae or HUD approved seller/servicer or lender, as the context may require. The requirements of this Section 10.1(m) shall only be applicable to loanDepot with respect to HUD if and to the extent that any FHA Loans, USDA Loans or VA Loans are Portfolio Mortgage Loans.
(n)Fannie Mae Remittance and Reporting. With respect to each Portfolio Mortgage Loan, loanDepot has remitted to Fannie Mae and applicable investors in the securities representing interests in the Mortgage Loans and all other applicable Persons (i) all principal and interest payments received to which an investor or such other Person is entitled under the Fannie Mae Lender Contract, including any guaranty fees, and (ii) all advances of principal and interest required by such Fannie Mae Lender Contract. In accordance with the Fannie Mae Lender Contract, loanDepot has prepared and submitted all reports in connection with such payments required by the Fannie Mae Lender Contract.
Section 10.2.Covenants of loanDepot, as Administrator and as Servicer.
(a)Amendments to PC Documents. The Servicer hereby covenants and agrees not to amend any PC Documents except for such amendments meeting the same criteria set forth in

Section 12.1, without the prior written consent of the Majority Noteholders of all Outstanding Notes. The Administrator shall, within [***] following the effectiveness of such amendments, deliver to the Indenture Trustee copies of all such amendments. The Servicer may amend the PC Documents without the prior written consent of the Majority Noteholders of each Series of Outstanding Term Notes to cure any inconsistency between any PC Document and any provision of the Acknowledgment Agreement (i) upon delivery of a certification relating to the purpose of such amendment by the Servicer to the Indenture Trustee, to which the Indenture Trustee may conclusively rely, (ii) with the consent of the Issuer (evidenced by its execution of such amendment), the Indenture Trustee and the Administrative Agent, and (iii) with the consent of the VFN Noteholders.
(b)Maintenance of Security Interest. The Administrator shall from time to time, at its own expense, file such additional financing statements (including continuation statements) as may be necessary to ensure that at any time, the Security Interest of the Indenture Trustee (on behalf of itself and the Noteholders) in all of the Participation Certificate and the other Collateral is fully protected in accordance with the UCC and that the Security Interest of the Indenture Trustee in the Participation Certificate and the rest of the Trust Estate remains perfected and of first priority. The Administrator shall take all steps necessary to ensure compliance with Section 9.5(m).
(c)Regulatory Reporting Compliance. The Servicer shall, on or before [***] following the end of each of the Servicer’s (or if the Mortgage Loans are subserviced by an Eligible Subservicer, the Subservicer’s) fiscal years (December 31), deliver to the Indenture Trustee and the Interested Noteholders, as applicable, a copy of the results of any Uniform Single Attestation Program for Mortgage Bankers or an Officer’s Certificate that satisfies the requirements of Item 1122(a) of Regulation AB, an independent public accountant’s report that satisfies the requirements of Item 1123 of Regulation AB, or similar review conducted on the Servicer (or if the Mortgage Loans are subserviced by an Eligible Subservicer, the Eligible Subservicer) by its accountants, and such other reports as the Servicer may prepare relating to its servicing functions as the Servicer.
(d)Compliance with PC Documents. The Servicer shall not fail to comply with any obligation as the servicer under each of the PC Documents, if such failure would have a material Adverse Effect. The Servicer shall immediately notify the Indenture Trustee, the Disposition Manager and the Administrative Agent of its receipt of a notice of termination under the Fannie Mae Lender Contract. The Indenture Trustee shall forward any such notification to each Noteholder.
(e)Compliance with Obligations. loanDepot shall comply with all of its other obligations and duties set forth in this Base Indenture and any other Transaction Document. The Administrator shall not permit the Issuer to engage in activities that could violate its covenants in this Base Indenture.
(f)No Transfer of Servicing. Servicer shall not voluntarily transfer servicing under the Fannie Mae Lender Contract, except with prior written consent of the Administrative Agent, in its sole discretion.

(g)Notice of Servicer Termination Event. The Servicer shall provide written notice to the Indenture Trustee, the Disposition Manager and each VFN Noteholder of any Servicer Termination Event, within [***] of receipt by the Servicer of notice of such Servicer Termination Event.
(h)Administrator Instructions and Functions Performed by Issuer. The Administrator shall perform the administrative or ministerial functions specifically required of the Issuer pursuant to this Base Indenture and any other Transaction Document.
(i)Adherence to Servicing Standards. Unless otherwise consented to by the Administrative Agent and the Administrator (the following collectively, the “Servicing Standards”):
(i)the Servicer shall cooperate with the Indenture Trustee acting as Calculation Agent in its duties set forth in the Transaction Documents;
(ii)the Servicer shall cooperate with the MSR Valuation Agent and the Disposition Manager with respect to its duties set forth in the Transaction Documents; and
(iii)the Servicer shall service all Portfolio Mortgage Loans without regard to ownership by loanDepot or its Affiliates of any securities issued by the related Mortgage Pool.
(j)Performance and Compliance with the Fannie Mae Lender Contract. loanDepot will comply with all terms, provisions, covenants and other promises required to be observed by it under the Fannie Mae Lender Contract and the Transaction Documents to which it is a party, maintain the Transaction Documents to which it is a party in full force and effect in all material respects.
(k)Due Diligence. loanDepot acknowledges that the Indenture Trustee or the Administrative Agent has the right to perform and/or appoint a third party to perform, continuing due diligence reviews with respect to the Collateral, for purposes of verifying compliance with the representations, warranties, and specifications made hereunder and under the other Transaction Documents, or otherwise. loanDepot agrees that, subject to the limitations set forth in Section 3.4 of this Base Indenture, the Indenture Trustee or the Administrative Agent and their Authorized Representatives will be permitted to examine, inspect, make copies of, and make extracts of, any and all documents, records, agreements (including any subservicing contracts), instruments or information relating to the Collateral or Fannie Mae in the possession of loanDepot; provided, however, that the foregoing shall not apply with respect to any information that loanDepot is required by Fannie Mae to keep confidential.
(l)Changes in the Fannie Mae Lender Contract. loanDepot shall provide written notice to the Indenture Trustee and the Administrative Agent of any changes in the Fannie Mae Lender Contract that materially affect the Collateral within [***] after loanDepot receives notice thereof.

(m)Fannie Mae Approval. loanDepot shall at all times maintain copies of relevant portions of all final written HUD and Fannie Mae audits, examinations, evaluations, monitoring reviews and reports of its origination and servicing and subservicing operations (including those prepared on a contract basis for any such agency) in which there are material adverse findings, including notices of defaults, notices of termination of approved status, notices of imposition of supervisory agreements or interim servicing agreements, and notices of probation, suspension, or non-renewal, and all necessary approvals from each of HUD and Fannie Mae. loanDepot shall not take any action, or fail to take any action, that would permit HUD or Fannie Mae to terminate or threaten to terminate its right to issue MBS or service loans for HUD or Fannie Mae with cause. The requirements of this Section 10.2(m) shall only be applicable to loanDepot if and to the extent that any FHA Loans, USDA Loans or VA Loans are Portfolio Mortgage Loans.
(n)Quality Control. loanDepot shall conduct quality control reviews of its servicing operations in accordance with industry standards and Fannie Mae Requirements. Upon the reasonable request of the Indenture Trustee or the Administrative Agent, loanDepot shall report its quality control findings as such final reports are produced, excluding internal audit reports or information subject to the attorney-client work product or attorney-client privilege or other applicable privilege.
(o)Special Affirmative Covenants Concerning Collateral.
(i)    Subject to the Acknowledgment Agreement and the Fannie Mae Requirements, loanDepot warrants and shall defend the right, title and interest of the Indenture Trustee, on behalf of the Noteholders, in and to the Collateral to the Indenture Trustee against the claims and demands of all Persons whomsoever.
(ii)    loanDepot shall preserve the security interests granted hereunder and upon request by the Indenture Trustee or the Administrative Agent undertake all actions which are necessary or appropriate, in the reasonable judgment of the Indenture Trustee or the Administrative Agent, as applicable, to (x) maintain the security interest of the Indenture Trustee on behalf of the Noteholders (including the priority thereof) in the Collateral in full force and effect at all times prior to the satisfaction of all obligations under this Base Indenture and the release of the Noteholders’ lien in accordance with the terms and provisions of this Base Indenture, and (y) preserve and protect the Collateral and protect and enforce the rights of the Indenture Trustee to the Collateral, including the making or delivery of all filings and recordings (of financing or continuation statements), or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate, and cause to be marked conspicuously its master data processing records with a legend, acceptable to the Indenture Trustee, evidencing that such security interest has been granted in accordance with this Base Indenture.
(iii)    loanDepot shall diligently fulfill its duties and obligations under the Fannie Mae Lender Contract in all material respects and shall not default in any material respect under any of the Fannie Mae Lender Contract or the Acknowledgment Agreement.

(p)Maintenance of Property; Insurance. loanDepot shall keep all property useful and necessary in its business in good working order and condition except to the extent that the failure to do so could not reasonably be expected to result in a material Adverse Effect. loanDepot shall maintain a fidelity bond and be covered by insurance of the kinds and in the amounts customarily maintained by such similarly situated entities in the same jurisdiction and industry as loanDepot, in amounts acceptable to Fannie Mae except to the extent that the failure to do so could not reasonably be expected to result in a material Adverse Effect.
(q)Use of Proceeds. loanDepot shall not use the proceeds of the Notes in contravention of the requirements, if any, of Fannie Mae or Applicable Law.
(r)Mortgage Pool Information. loanDepot shall deliver to the Administrative Agent within [***], the information relating to the Pooled Mortgages required pursuant to Schedule 4 hereof.
(s)Agency Notices. loanDepot shall promptly furnish to the Administrative Agent copies of all notices it receives from HUD or Fannie Mae indicating any adverse fact or circumstance in respect of loanDepot which adverse fact or circumstance may entitle HUD or Fannie Mae, respectively, to terminate or to threaten to terminate loanDepot with cause or that may entitle HUD or Fannie Mae to conduct any inspection or investigation of loanDepot, loanDepot’s files or loanDepot’s facilities. The requirements of this Section 10.2(s) shall only be applicable to loanDepot with respect to HUD if and to the extent that any FHA Loans, USDA Loans or VA Loans are Portfolio Mortgage Loans.
(t)Fannie Mae Notices. loanDepot shall promptly furnish to the Administrative Agent copies of all notices it receives from Fannie Mae that materially affect the Servicing Fees, including any notice received with respect to the events set forth in Section 10.1(l). Within [***], loanDepot will provide a schedule of repurchases, indemnifications and early payment defaults to Administrative Agent in a format similar to such schedule in loanDepot’s standard lender certification package.
(u)Fannie Mae Requirements. The Servicer shall furnish the Administrative Agent notice of any change in Fannie Mae Eligibility Requirements on [***], or such later date as the Servicer receives reconciled delinquency ratio information from Fannie Mae.
(v)Legal Existence, etc. loanDepot shall (i) preserve and maintain its legal existence and all of its material rights, privileges, licenses and franchises; and (ii) keep adequate records and books of account.
(w)Interim Borrowing Base Determination Date Reporting. The Administrator shall report the occurrence of an Interim Borrowing Base Determination Date promptly after a Responsible Officer of the Administrator shall have obtained actual knowledge of such occurrence, and in any event within [***] of obtaining such knowledge.
(x)Subservicer Administration. If loanDepot at any time uses or intends to use, as applicable, an independent third party subservicer to fulfill its obligations as Servicer hereunder,

loanDepot shall, prior to the related servicing transfer date, (i) provide the Administrative Agent and the Indenture Trustee with the related Eligible Subservicing Agreement pursuant to which such subservicer shall service such Mortgage Loans, which Eligible Subservicing Agreement shall be acceptable to Administrative Agent in all respects, (ii) obtain Administrative Agent’s prior written consent to the use of such subservicer in the performance of such servicing duties and obligations, which consent may be withheld in Administrative Agent’s sole discretion and (iii) provide the Administrative Agent with a fully executed Eligible Subservicing Agreement and related subservicer side letter agreement (if any) with respect to such subservicer.  In no event shall loanDepot’s use of a subservicer relieve loanDepot of its obligations hereunder, and loanDepot shall remain liable under this Indenture as if loanDepot were servicing such Mortgage Loans directly.
(y)Separateness. loanDepot shall make appropriate notation in its consolidated financial statements to indicate the separateness of the Issuer from loanDepot and to indicate that the Issuer’s assets and credit are separate from those of loanDepot and its other consolidated subsidiaries.
(z)Reporting; Financial Statements. loanDepot shall deliver to the Noteholders upon request, on or before [***] on an annual basis, beginning on [***], a report setting forth the Seller’s most recent balance sheet and profit and loss and retained earnings statements, and similar audited financial statements, along with comparatives for the prior year.
Section 10.3.Negative Covenants of loanDepot.
(a)loanDepot covenants and agrees with the Indenture Trustee, the Administrative Agent and each Noteholder that, so long as any Note is Outstanding and until all obligations have been paid in full, loanDepot shall not:
(a)other than in accordance with Section 10.3(b) or (c), take any action that would directly or indirectly materially impair or materially adversely affect loanDepot’s title to, or the value of, the Collateral;
(b)create, incur or permit to exist any Lien in or on the Collateral except (i) the security interest granted hereunder in favor of the Indenture Trustee on behalf of the Noteholders, (ii) the rights of Fannie Mae under the Fannie Mae Lender Contract, (iii) the Owner Trustee Lien, or (iv) any Permitted Lien, or assign any right to receive income in respect thereof;
(c)sell, lease or otherwise dispose of any Collateral (other than sales or dispositions of Covered MSRs (i) resulting from the payoff of the related Mortgage or the purchase of the related Mortgage by loanDepot, (ii) as required by Fannie Mae or (iii) in the ordinary course of loanDepot’s servicing business) except as expressly permitted by Section 2.1(b) of this Base Indenture;
(d) engage to any substantial extent in any line or lines of business activity other than Current Business Operations as of the Closing Date;

(e)transfer the Owner Trust Certificate to an affiliate unless the Owner Trustee and the Certificate Registrar have received an Opinion of Counsel, which shall be an expense of the Issuer, to the effect that, for U.S. federal income tax purposes, the proposed transfer will not (i) cause the Issuer to be treated as an association taxable as a corporation, a publicly traded partnership taxable as a corporation or as a taxable mortgage pool, or (ii) alter the tax characterization of the Notes for U.S. federal income tax purposes;
(f)transfer the Owner Trust Certificate unless each transferee has provided all of the representations and warranties as required in Section 3.9 of the Trust Agreement, in writing, to the Owner Trustee and the Certificate Registrar;
(g)(i) cancel or terminate any Transaction Documents to which it is a party or consent to or accept any cancellation or termination thereof, (ii) other than in accordance with the Transaction Documents, amend, amend and restate, supplement or otherwise modify any Transaction Document, (iii) consent to any amendment, modification or waiver of any term or condition of any Transaction Document, without the prior written consent of the Administrative Agent, provided that if the amendment of a Fannie Mae Lender Contract is done unilaterally by Fannie Mae, the prior written consent of the Administrative Agent is not required, (iv) waive any material default under or breach of the Fannie Mae Lender Contract, or (v) take any other action in connection with any such Transaction Documents that would impair in any material respect the value of the interests or rights of loanDepot thereunder or that would impair in any material respect the interests or rights of the Indenture Trustee, the Administrative Agent or any Noteholder;
(h)change the state of its organization unless loanDepot shall have given the Administrative Agent at least [***] written notice thereof and unless, prior to any such change, loanDepot shall have filed, or caused to be filed, such financing statements or amendments as the Indenture Trustee determines may be reasonably necessary to continue the perfection of the Indenture Trustee’s interest in the Collateral;
(i)appoint any subservicers (other than as provided in any Eligible Subservicing Agreement) with respect to any MSRs pledged to the Indenture Trustee pursuant to this Base Indenture;
(j)amend any Eligible Subservicing Agreement after the Closing Date in any way that could reasonably be expected to have a material adverse effect on the rights of the Noteholders without the prior written consent of the Administrative Agent;
(k)take any action that would directly or indirectly materially impair or materially adversely affect loanDepot’s title to, or the value, of the Servicing Fees or materially increase the duties, responsibilities or obligations of loanDepot in respect of the Collateral; and
(l)enter into any transaction, including any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate, except:

(1)     employment and severance arrangements between loanDepot and its officers and employees and transactions pursuant to stock option plans and employee benefit plans and similar arrangements;

(2)    the payment of customary fees, compensation, and reasonable out-of-pocket costs to, and indemnities provided on behalf of, directors, managers, officers and employees of loanDepot;

(3)     pursuant to the reasonable requirements of the business of loanDepot upon fair and reasonable terms no less favorable to loanDepot than would be obtained in a comparable arm’s length transaction with a Person that is not an Affiliate of loanDepot;

(4)     transactions with any wholly-owned Subsidiary of loanDepot that is created for the purpose of obtaining financing;

(5)     payment of or reimbursement of indemnitees and reimbursement for reasonable, documented out-of-pocket costs and expenses to the Sponsor or its Affiliates in connection with services rendered to loanDepot pursuant to the management agreement; or

(6)     as otherwise expressly permitted by this Base Indenture or any other Transaction Document.

In addition to the foregoing, the Servicer may effect amendments to the PC Documents without the prior written consent of the Majority Noteholders of each Series of Outstanding Term Notes, but to cure any inconsistency between any PC Document and any provision of the Acknowledgment Agreement (i) upon delivery of a certification relating to the purpose of such amendment by the Servicer to the Indenture Trustee, to which the Indenture Trustee may conclusively rely, (ii) with the consent of the Issuer (evidenced by its execution of such amendment), the Indenture Trustee and the Administrative Agent, (iii) upon delivery of an Issuer Tax Opinion (unless such opinion is waived by [***]% of the VFN Noteholders) and (iv) with the consent of the VFN Noteholders.
Section 10.4.Liability of loanDepot, as Administrator and as Servicer; Indemnities.
(a)Obligations. Each of the Administrator and the Servicer, severally and not jointly, shall indemnify, defend and hold harmless the Indenture Trustee (in all its capacities), the Securities Intermediary, the Note Registrar, the Calculation Agent, the Custodian, the Paying Agent, the Securities Intermediary, the Disposition Manager, the Trust Estate, the Owner Trustee and the Noteholders (as applicable, with respect to the related Series of Notes) (each an “Indemnified Party”) from and against any and all costs, expenses (including reasonable legal fees and expenses, including legal fees and expenses in connection with the enforcement of their indemnification rights hereunder), losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, and was imposed upon, the Indenture Trustee, the Securities Intermediary, the Note Registrar, the Disposition Manager, the Owner Trustee, the Calculation Agent, the Custodian, the Paying Agent, the Securities Intermediary, the Trust Estate or any Noteholder (i) in the case of indemnification by the Administrator, by reason of a violation of law, gross negligence or willful misconduct of the Administrator (or of the Issuer as a result of a direction, act or omission by the Administrator), in the performance of their respective obligations under this Base Indenture and the other Transaction Documents or (ii) in the case of indemnification by the Servicer, by reason of a violation of law, gross negligence or willful misconduct of the Servicer, in the performance of its respective obligations under this Base Indenture and the other Transaction Documents or as servicer or subservicer under the Fannie Mae Lender Contracts, or by reason of the breach by the Servicer of any of its representations, warranties or covenants hereunder or under the Fannie Mae Lender Contracts; provided, that any indemnification amounts payable by the Administrator or the Servicer, as the case may be, to the Owner Trustee hereunder shall not be duplicative of any indemnification amount paid by the Administrator to the Owner Trustee in accordance with the Trust Agreement or under the Administration Agreement.
(b)Notification and Defense. Promptly after any Indemnified Party shall have been served with the summons or other first legal process or shall have received written notice of the threat of a claim in respect of which a claim for indemnity may be made against loanDepot under this Section 10.4, the Indemnified Party shall notify the Indemnifying Party in writing of the service of such summons, other legal process or written notice, giving information therein as to the nature and basis of the claim, but failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which it may have hereunder or otherwise, except to the extent that the Indemnifying Party is prejudiced by such failure so to notify the Indemnifying Party. The Indemnifying Party will be entitled, at its own expense, to participate in the defense of any such claim or action and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party, and, after notice from the Indemnifying Party to such Indemnified Party that the Indemnifying Party wishes to assume the defense of any such action, the Indemnifying Party will not be liable to such Indemnified Party under this Section 10.4 for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense of any such action unless (i) the defendants in any such action include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party (upon the advice of counsel) shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Indemnifying Party, or one or more Indemnified Parties, and which in the reasonable judgment of such counsel are sufficient to create a conflict of interest for the same counsel to represent both the Indemnifying Party and such Indemnified Party, (ii) the Indemnifying Party shall not have employed counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice of commencement of the action, or (iii) the Indemnifying Party has authorized the employment of counsel for the Indemnified Party at the expense of the Indemnifying Party; then, in any such event, such Indemnified Party shall have the right to employ its own counsel in such action, and the reasonable fees and expenses of such counsel shall be borne by the Indemnifying Party; provided, however, that the Indemnifying Party shall not in connection with any such action or separate but substantially similar or related actions arising out of the same general allegations or circumstances, be liable for any fees and expenses of more than one firm of attorneys at any time for all Indemnified Parties. Each Indemnified Party, as a condition of the indemnity agreement contained herein, shall use its commercially reasonable efforts to cooperate with the Indemnifying Party in the defense of any such action or claim. The Indemnifying Party shall not, without the prior written consent of any Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding or threatened proceeding.
(c)Expenses. Indemnification under this Section 10.4 shall include reasonable fees and expenses of counsel and expenses of litigation (including such fees and expenses incurred in enforcing the Indemnifying Party’s right to indemnification). If the Indemnifying Party has made any indemnity payments pursuant to this Section and the recipient thereafter collects any of such amounts from others, the Indemnified Party shall promptly repay such amounts collected to the Indemnifying Party, without interest.
(d)Survival. The provisions of this Section 10.4 shall survive the resignation or removal of the Indenture Trustee, the Calculation Agent and the Paying Agent and the termination of this Base Indenture.
Section 10.5.Merger or Consolidation, or Assumption of the Obligations, of loanDepot.
Any Person (a) into which loanDepot may be merged or consolidated, (b) which may result from any merger, conversion or consolidation to which loanDepot shall be a party, or (c) which may succeed to all or substantially all of the business or assets of loanDepot which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of loanDepot under this Base Indenture, shall be the successor to loanDepot under this Base Indenture without the execution or filing of any paper or any further act on the part of any of the parties to this Base Indenture; provided, however, that (i) if any of the Notes are then rated by a Note Rating Agency, then prior to any such merger, consolidation or conversion (1) loanDepot shall have provided to the Indenture Trustee and the Noteholders a letter from each Note Rating Agency that rated Outstanding Notes indicating that such merger, consolidation or conversion will not result in the qualification, reduction or withdrawal of the then current ratings of the Outstanding Notes or (2) if the Administrator and the Administrative Agents determine in their reasonable judgment that an applicable Note Rating Agency no longer provides such letters as described in the foregoing clause (1), (a) the Administrator shall provide notice of such merger, consolidation or conversion to the related Note Rating Agency and (b) each Administrative Agent shall have provided its prior written consent to merger, consolidation or conversion; provided, that the Issuer provides an Issuer Certificate to the effect that any such merger, consolidation or conversion will not have a material Adverse Effect on the Outstanding Notes, and (ii) prior to any such merger, consolidation or conversion the Administrator shall have delivered to the Indenture Trustee an Opinion of Counsel to the effect that such merger, consolidation or conversion complies with the terms of this Base Indenture and one or more Opinions of Counsel updating or restating all opinions delivered on the date of this Base Indenture with respect to corporate matters and the enforceability of Transaction Documents against loanDepot, non-consolidation of the Servicer with the Issuer, security interests and tax, and any additional opinions required under any related Indenture Supplement; provided, further, that the conditions specified in clauses (i) and (ii) above shall not apply to any transaction (i) in which an Affiliate of loanDepot assumes the obligations of loanDepot and otherwise satisfies the eligibility criteria applicable to the Servicer under the Fannie Mae Lender Contracts or (ii) in which an Affiliate of loanDepot is merged into or is otherwise combined with loanDepot and loanDepot is the sole survivor of such merger or other combination. loanDepot shall provide notice of any merger, consolidation or succession pursuant to this Section to the Indenture Trustee, the Noteholders and each Note Rating Agency.
Except as described in the preceding paragraph, loanDepot may not assign or delegate any of its rights or obligations under this Base Indenture or any other Transaction Document.
Article XI

The Indenture Trustee
Section 11.1.Certain Duties and Responsibilities.
(a)The Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Base Indenture with respect to the Notes, and no implied covenants, duties (including fiduciary duties) or obligations will be read into this Base Indenture against the Indenture Trustee.
(b)In the absence of bad faith on its part, the Indenture Trustee may, with respect to the Notes, conclusively rely upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Base Indenture, as to the truth of the statements and the correctness of the opinions expressed therein; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee will be under a duty to examine the same to determine whether or not they conform on their face to the requirements of this Base Indenture but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein.
(c)If an Event of Default has occurred and is continuing, with respect to the Notes of which a Responsible Officer of the Indenture Trustee has been given written notice in the manner set forth in this Base Indenture or of which a Responsible Officer of the Indenture Trustee has actual knowledge, the Indenture Trustee will exercise such of the rights and powers vested in it by this Base Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs; provided that the foregoing shall not be deemed to require the Indenture Trustee to take any action, or have any liability for the failure to take any action, where the terms of this Base Indenture or any Indenture Supplement provide that the Indenture Trustee only takes action at the direction of a certain percentage of the Noteholders or other Person or if the Indenture

Trustee is permitted to refrain from taking action unless it has been provided with adequate indemnity.
(d)No provision of this Base Indenture will be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:
(i)this subsection (d) will not be construed to limit the effect of subsection (a) of this Section 11.1;
(ii)the Indenture Trustee will not be liable for any error of judgment made in good faith by an Indenture Trustee Authorized Officer, unless it will be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;
(iii)the Indenture Trustee will not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Majority Noteholders or the Administrative Agent relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee, under this Base Indenture with respect to the Notes of any Class, to the extent consistent with Sections 8.7 and 8.8;
(iv)no provision of this Base Indenture will require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it has reasonable grounds for believing that repayment of such funds or indemnity satisfactory to the Indenture Trustee against such risk or liability is not reasonably assured to it;
(v)whether or not therein expressly so provided, every provision of this Base Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee will be subject to the provisions of this Section 11.1; and
(vi)the Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Issuer or of Noteholders, as applicable, in accordance with the terms of this Base Indenture, relating to the time, method or place of conducting any proceeding for any remedy available to the Indenture Trustee or with respect to the exercise of any trust or power conferred upon such party under this Base Indenture or with respect to the Notes.

Section 11.2.Notice of Defaults.
Except as otherwise provided in Section 3.3(b), within [***] after the occurrence of any Event of Default hereunder,
(a)the Indenture Trustee will transmit by mail to all registered Noteholders, as their names and addresses appear in the Note Register, notice of such default hereunder known to the Indenture Trustee, and
(b)the Indenture Trustee will give prompt written notification thereof to each Note Rating Agency, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of or interest on any Note of any Series or Class, the Indenture Trustee will be protected in withholding such notice if and so long as an Indenture Trustee Responsible Officer in good faith determines that the withholding of such notice is in the interests of the Noteholders of such Series or Class. For the purpose of this Section, the term “default” means any event which is, or after notice or lapse of time or both would become, an Event of Default.
Section 11.3.Certain Rights of Indenture Trustee.
Except as otherwise provided in Section 11.1:
(a)the Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary may conclusively rely and will be protected in acting or refraining from acting upon, any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;
(b)any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Certificate;
(c)whenever in the administration of this Base Indenture the Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary deems it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer’s Certificate;
(d)each of the Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary may consult with counsel of its own selection, at the expense of the Issuer, and the advice of such counsel or any Opinion of Counsel will be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;
(e)none of the Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary shall be under obligation to exercise any of the rights or powers vested in it by this

Base Indenture at the request or direction of any of the Noteholders pursuant to this Base Indenture, unless such Noteholders shall have offered to the Indenture Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;
(f)none of the Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document; but such party in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if any of the Indenture Trustee, the Paying Agent, the Note Registrar or the Securities Intermediary shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney, upon reasonable notice of not less than [***];
(g)each of the Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and none of the Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary shall be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;
(h)none of the Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary shall be required to provide any surety or bond of any kind in connection with the execution or performance of its duties hereunder;
(i)none of the Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary shall be deemed to make any representations as to the validity or sufficiency of this Base Indenture;
(j)none of the Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary shall at any time have any responsibility or liability other than as may be expressly set forth in this Base Indenture for or with respect to the legality, validity or enforceability of any of the Notes and the Indenture Trustee shall have no liability to the Noteholders or any other party for the statements or representations made by any party, including the Secured Party, in the Acknowledgment Agreement;
(k)in order to comply with their respective duties under the USA Patriot Act of 2001, the Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary shall obtain and verify certain information and documentation from the other parties to this Base Indenture including, but not limited to, such party’s name, address, and other identifying information;
(l)the Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary shall not be under any obligation to (i) institute, conduct, defend or otherwise participate in any litigation or other legal Proceeding hereunder or in relation hereto at the request, order or direction of any of the Noteholders pursuant to the provisions of this Base

Indenture, or (ii) undertake an investigation of any party to any transaction agreement, unless, in each case, such Noteholders shall have offered to the Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby;
(m)the Indenture Trustee shall not have any duty or responsibility in respect to (i) any recording, filing or depositing of this Base Indenture or any other agreement or instrument, monitoring or filing any financing statement or continuation statement evidencing a security interest, the maintenance of any such recording, filing or depositing or any re-recording, re-filing or re-depositing of any thereof, or otherwise monitoring the perfection, continuation of perfection or the sufficiency or validity of any security interest in or related to the Collateral, (ii) the acquisition or maintenance of any insurance or (iii) the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Collateral. The Indenture Trustee shall be authorized to, but shall in no event have any duty or responsibility to, file any financing or continuation statements or record any documents or instruments in any public office at any time or times or otherwise perfect or maintain any security interest in the Collateral;
(n)the Indenture Trustee shall not be deemed to have notice of any default, Event of Default, Funding Interruption Event or Servicer Termination Event unless an Indenture Trustee Responsible Officer has actual knowledge thereof or unless written notice of any event which is in fact such a default, Event of Default, Funding Interruption Event or Servicer Termination Event is received by the Indenture Trustee at the Corporate Trust Office of the Indenture Trustee, and such notice references the Notes and this Base Indenture; in the absence of receipt of such notice or actual knowledge, the Indenture Trustee may conclusively assume that there is no default, Event of Default, Funding Interruption Event or Servicer Termination Event;
(o)the rights, privileges, protections, immunities and benefits given to the Indenture Trustee hereunder and under each Transaction Document, including, its right to be indemnified, are extended to, and shall be enforceable (without duplication) by, the Indenture Trustee or the bank serving as Indenture Trustee, as applicable, in each of its capacities hereunder and thereunder (including, Calculation Agent, Custodian, Paying Agent, Securities Intermediary and Note Registrar), and each agent and other person employed to act hereunder and thereunder;
(p)none of the provisions contained in this Base Indenture shall in any event require the Indenture Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer or any other Person under this Base Indenture;
(q)the Indenture Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Base Indenture or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Estate other than from funds available in the Trust Accounts or (D) to confirm or verify the contents of any reports or certificates of the Servicer or the

Administrator delivered to the Indenture Trustee pursuant to this Base Indenture believed by the Indenture Trustee to be genuine and to have been signed or presented by the proper party or parties;
(r)the Indenture Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Base Indenture;
(s)the right of the Indenture Trustee to perform any discretionary act enumerated in this Base Indenture or the other Transaction Documents shall not be construed as a duty, and the Indenture Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act;
(t)the Indenture Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Estate created hereby or the powers granted hereunder;
(u)in making or disposing of any investment permitted by this Base Indenture, the Indenture Trustee is authorized to deal with itself (in its individual capacity) or with any one or more of its Affiliates, in each case on an arm's-length basis and on standard market terms, whether it or such Affiliate is acting as a subagent of the Indenture Trustee or for any third Person or dealing as principal for its own account;
(v)the Indenture Trustee shall not be responsible for delays or failures in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, pandemics, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts or God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; and
(w)None of the Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary (i) shall be responsible for and make any representation as to the validity, legality, enforceability, sufficiency or adequacy of this Base Indenture, the Notes or any other Transaction Document or as to the correctness of any statement thereof, (ii) shall be accountable for the Issuer’s use of the proceeds from the Notes, or (iii) shall be responsible for any statement of the Issuer in this Base Indenture or in any document issued in connection with the sale of the Notes or in the Notes. The recitals contained herein and in the Notes shall be construed as the statements of the Issuer. The Indenture Trustee shall not be responsible for any statement of the Issuer in this Base Indenture or any statement in any document, including any offering memorandum, issued in connection with the sale of any Notes or in the Notes other than information provided by the Indenture Trustee and the Indenture Trustee’s certificate of authentication or for the use or application of any funds received by any Paying Agent other than the Indenture Trustee.
(x)In no event will the Indenture Trustee have any responsibility to monitor compliance with or enforce compliance with the credit risk retention rules under Regulation RR or other rules or regulations relating to risk retention. The Indenture Trustee will not be charged with knowledge of such rules, nor will it be liable to any Noteholder, Certificateholder, the Servicer or any other Person for violation of such rules now or hereinafter in effect. The Indenture Trustee will not be required to monitor, initiate or conduct any proceedings to enforce the obligations of the Servicer or any other Person with respect to any breach of representation or warranty under any Transaction Document, and the Indenture Trustee will not have any duty to conduct any investigation as to the occurrence of any condition requiring the repurchase or substitution of any security by any Person pursuant to any Transaction Document.
Section 11.4.Reserved
Section 11.5.Indenture Trustee’s Appointment as Attorney-In-Fact.
(a)The Servicer hereby irrevocably constitutes and appoints the Indenture Trustee and any officer or agent thereof, during the continuation of an Event of Default, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Servicer and in the name of the Servicer, for the purpose of carrying out the terms of this Base Indenture and each Indenture Supplement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Base Indenture, each Indenture Supplement, the Fannie Mae Lender Contract, the Acknowledgment Agreement, and, without limiting the generality of the foregoing, the Issuer hereby gives the Indenture Trustee the power and right:
(1)to take possession of and endorse and collect any wired funds, checks, drafts, notes, acceptances or other instruments for the payment of monies due under Participation Certificate Granted by the Issuer to the Indenture Trustee from the related Mortgage Pool, the Obligors on underlying Mortgage Loans or the Servicer, as the case may be;
(2)to file any claim or proceeding in any court of law or equity or take any other action otherwise deemed appropriate by the Indenture Trustee for the purpose of collecting any and all such monies due from the related Mortgage Pool, the Obligors on underlying Mortgage Loans or the Servicer under such Participation Certificate whenever payable and to enforce any other right in respect of the Participation Certificate Granted by the Issuer or related to the Trust Estate;
(3)to direct the related Servicer to make payment of any and all monies due or to become due under the Participation Certificate Granted by the Issuer directly to the Indenture Trustee or as the Indenture Trustee shall direct;
(4)to ask or demand for, collect, receive payment of and receipt for, any and all monies, claims and other amounts due or to become due from the related Mortgage Pool or the Servicer at any time in respect of or arising out of the Participation Certificate Granted by the Issuer;

(5)to sign and endorse any assignments, notices and other documents in connection with the Participation Certificate Granted by the Issuer or the Trust Estate;
(6)to sell, transfer, pledge and make any agreement with respect to or otherwise deal with the Participation Certificate Granted by the Issuer and the Trust Estate as fully and completely as though the Indenture Trustee were the absolute owner thereof for all purposes, and do, at the Indenture Trustee’s option and at the expense of the Issuer, at any time, or from time to time, all acts and things which the Indenture Trustee deems reasonably necessary to protect, preserve or realize upon the Participation Certificate Granted by the Issuer or the Trust Estate and the Indenture Trustee’s and the Issuer’s respective security interests and ownership interests therein and to effect the intent of this Base Indenture, all as fully and effectively as the Issuer might do;
(7)to perform or cause to be performed, the Servicer’s obligations under the Fannie Mae Lender Contract to the extent permitted by the Acknowledgment Agreement;
(8)upon and after the occurrence of a default by the Servicer under the Fannie Mae Lender Contract, the Servicer also authorizes the Indenture Trustee, or other party appointed by the Indenture Trustee, to have on site access to the Servicer’s operation sites, sufficient for the Administrative Agent or other party appointed by it, to begin the process of transferring the servicing of the Covered MSRs to a successor servicer;
(9)the Servicer also authorizes the Administrative Agent, at any time and from time to time, to execute, in connection with the sale provided for in Section 8.15 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; provided that the exercise of such powers are in accordance with the Acknowledgment Agreement; and
(10)the powers conferred on the Indenture Trustee are solely to protect the Noteholders’ interest in the Collateral and shall not impose any duty upon the Indenture Trustee to exercise any such powers.
(b)The Indenture Trustee shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Indenture Trustee nor any of its officers, directors, or employees shall be responsible to the Issuer for any act or failure to act hereunder; provided, that the Indenture Trustee shall exercise such powers only in accordance with the Acknowledgment Agreement. Nothing contained herein shall in any way be deemed to be a grant of power or authority to the Indenture Trustee or any officer or agent thereof to take any of the actions described in this paragraph with respect to any underlying Obligor under any Mortgage Pool, for which an Advance was made or Servicing Fee was accrued.
Section 11.6.Money Held in Trust.
The Indenture Trustee will be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer.

Section 11.7.Compensation and Reimbursement, Limit on Compensation, Reimbursement and Indemnity.
Except as otherwise provided in this Base Indenture:
(a)The Indenture Trustee (including in all of its capacities) will be paid the Indenture Trustee Fee on each Payment Date pursuant to Section 4.5 as compensation for its services (in all capacities hereunder).
(b)The Indenture Trustee (including in all of its capacities) shall be indemnified and held harmless by the Trust Estate as set forth in Section 4.5 and Section 8.6, and shall be secondarily indemnified and held harmless by the Administrator for, from and against, as the case may be, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Estate, including, without limitation, the costs and expenses (including reasonable legal fees and expenses, including legal fees and expenses in connection with the enforcement of its indemnification rights hereunder) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Base Indenture, provided that:
(i)with respect to any such claim, the Indenture Trustee shall have given the Administrator written notice thereof promptly after a Responsible Officer of the Indenture Trustee shall have actual knowledge thereof; provided, however that failure to give such written notice shall not affect the Trust Estate’s or the Administrator’s obligation to indemnify the Indenture Trustee, unless such failure materially prejudices the Trust Estate’s or the Administrator’s rights;
(ii)the Administrator may, at its sole option, assume the defense of any such claim using counsel reasonably satisfactory to the Indenture Trustee; and
(iii)notwithstanding anything in this Base Indenture to the contrary, the Administrator shall not be liable for settlement of any claim by the Indenture Trustee, as the case may be, entered into without the prior consent of the Administrator, which consent shall not be unreasonably withheld.
Notwithstanding the foregoing, in no event shall the Trust Estate or the Administrator be required to indemnify the Indenture Trustee if the indemnification obligation under this Section 11.7 is the result of gross negligence or willful misconduct by the Indenture Trustee.
No termination of this Base Indenture, or the resignation or removal of the Indenture Trustee, shall affect the obligations created by this Section 11.7(b) of the Administrator to indemnify the Indenture Trustee under the conditions and to the extent set forth herein.
Notwithstanding the foregoing, the indemnification provided in this Section 11.7(b) with respect to the Administrator shall not pertain to any loss, liability or expense of the Indenture Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Indenture Trustee at the direction of the Noteholders pursuant to the terms of this Base Indenture.
The Indenture Trustee agrees fully to perform its duties under this Base Indenture notwithstanding its failure to receive any payments of Indenture Trustee Fees pursuant to this Section 11.7(b) subject to its rights to resign in accordance with the terms of this Base Indenture.
Anything in this Base Indenture to the contrary notwithstanding, in no event shall the Indenture Trustee (in any of its capacities) be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Indenture Trustee has been advised of the likelihood of such a loss or damage and regardless of the form of action.
The Securities Intermediary, the Paying Agent, the Custodian and the Calculation Agent shall be indemnified by the Trust Estate pursuant to Section 4.5 and Section 8.6, and secondarily by the Administrator, in respect of the matters described in Section 4.9 to the same extent as the Indenture Trustee.
Neither of the Indenture Trustee nor the Securities Intermediary will have any recourse to any asset of the Issuer or the Trust Estate other than funds available pursuant to Section 4.5 and Section 8.6 or to any Person other than the Issuer (or the Administrator pursuant to this Section 11.7). Except as specified in Section 4.5 and Section 8.6, any such payment to the Indenture Trustee shall be subordinate to payments to be made to Noteholders.
The Indenture Trustee is not responsible for any action or inaction of the Administrative Agent.
Section 11.8.Corporate Indenture Trustee Required; Eligibility.
There will at all times be an Indenture Trustee hereunder with respect to all Classes of Notes, which will be either a bank or a corporation organized and doing business under the laws of the United States of America or of any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by a federal or state authority of the United States, and the long-term unsecured debt obligation of which are rated at least BBB from each Note Rating Agency then rating Outstanding Notes if such institution is rated by the Note Rating Agency, as applicable, or if such Note Rating Agency downgrades the Indenture Trustee below such minimum rating, the Indenture Trustee may obtain, at its own expense, a confirmation from such Note Rating Agency that downgraded the Indenture Trustee below such rating category that there is no Ratings Effect by reason of such downgrade to a lower rating. If such bank or corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such bank or corporation will be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Issuer may not, nor may any Person directly or indirectly Controlling, Controlled by, or under common Control with the Issuer, serve as Indenture Trustee. If at any time the Indenture Trustee ceases to be eligible in accordance with the provisions of this Section 11.8, it shall resign upon failure to obtain such confirmation within a reasonable time (not to exceed [***]) after such ineligibility in the manner and with the effect hereinafter specified in this Article.
Section 11.9.Resignation and Removal; Appointment of Successor.
(a)No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Article will become effective until the acceptance of appointment by the successor Indenture Trustee under Section 11.10.
(b)The Indenture Trustee and the bank serving as Indenture Trustee (in all capacities) may resign with respect to all, but not less than all, such capacities and all, but not less than all of the Outstanding Notes at any time by giving written notice thereof to the Issuer. If an instrument of acceptance by a successor Indenture Trustee, Custodian, Calculation Agent, Paying Agent or Securities Intermediary shall not have been delivered to the Indenture Trustee within [***] after the giving of such notice of resignation, the resigning Indenture Trustee, Custodian, Calculation Agent, Paying Agent or Securities Intermediary may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee, Custodian, Calculation Agent, Paying Agent and Securities Intermediary. Written notice of resignation by the Indenture Trustee under this Base Indenture shall also constitute notice of resignation as Custodian, Calculation Agent, Securities Intermediary, Paying Agent, and Note Registrar hereunder, to the extent the Indenture Trustee serves in such a capacity at the time of such resignation.
(c)The Indenture Trustee or Calculation Agent may be removed with respect to all Outstanding Notes at any time by Action of the Majority Noteholders of all Outstanding Notes, delivered to the Indenture Trustee and to the Issuer. Removal of the Indenture Trustee shall also constitute removal of the Calculation Agent, Securities Intermediary, Note Registrar and Paying Agent hereunder, to the extent the Indenture Trustee serves in such a capacity at the time of such removal. If an instrument of acceptance by a successor Indenture Trustee or Calculation Agent shall not have been delivered to the Indenture Trustee [***] after the giving of such notice of removal, the Indenture Trustee or Calculation Agent being removed may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee or Calculation Agent.
(d)If at any time:
(i)the Indenture Trustee ceases to be eligible under Section 11.8 and fails to resign after written request therefore by the Issuer or by any Noteholder;
(ii)the Indenture Trustee becomes incapable of acting with respect to any Series or Class of Notes;
(iii)the Indenture Trustee is adjudged bankrupt or insolvent or a receiver of the Indenture Trustee or of its property is appointed or any public officer takes charge or Control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

(iv)the Indenture Trustee (in any of its capacities) shall breach or default in the performance of any of its covenants or agreements in this Base Indenture, any Indenture Supplement or any other Transaction Document in any material respect, and any such default shall continue for a period of [***] after the earlier to occur of (a) actual discovery by a Responsible Officer of the Indenture Trustee, or (b) the date on which written or electronic notice of such failure, requiring the same to be remedied, shall have been given from the Administrator, the Administrative Agent, or the Servicer; or
(v)any representation or warranty of the Indenture Trustee (in any of its capacities) made in this Base Indenture, any Indenture Supplement or any other Transaction Document shall prove to have been breached in any material respect as of the time when the same shall have been made or deemed made, and continues uncured and unremedied for a period of [***] after the earlier to occur of (a) actual discovery by a Responsible Officer of the Indenture Trustee, or (b) the date on which written or electronic notice of such failure, requiring the same to be remedied, shall have been given from the Administrator, the Administrative Agent, or the Servicer;
then, in any such case, (A) the Issuer may remove the Indenture Trustee (with the written consent of the Administrative Agent in the case of (iv) and (v)), or (B) subject to Section 8.8, any Noteholder who has been a bona fide Noteholder of a Note for at least [***] may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.
(e)If the Indenture Trustee or Calculation Agent resigns, is removed or becomes incapable of acting with respect to any Notes, or if a vacancy shall occur in the office of the Indenture Trustee or Calculation Agent for any cause, the Issuer, subject to the Administrative Agent’s consent, will promptly appoint a successor Indenture Trustee or Calculation Agent. If, within one year after such resignation, removal or incapacity, or the occurrence of such vacancy, a successor Indenture Trustee or Calculation Agent is appointed by Act of the Majority Noteholders of all Outstanding Notes, delivered to the Issuer and the retiring Indenture Trustee or Calculation Agent, the successor Indenture Trustee or Calculation Agent so appointed will, forthwith upon its acceptance of such appointment, become the successor Indenture Trustee or Calculation Agent and supersede the successor Indenture Trustee or Calculation Agent appointed by the Issuer. If no successor Indenture Trustee or Calculation Agent shall have been so appointed by the Issuer or the Noteholders and accepted appointment in the manner hereinafter provided, any Noteholder who has been a bona fide Noteholder of a Note for at least six (6) months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee or Calculation Agent.
(f)The Issuer will give written notice of each resignation and each removal of the Indenture Trustee and each appointment of a successor Indenture Trustee to each Noteholder as provided in Section 1.7 and to each Note Rating Agency that is then rating Outstanding Notes. To facilitate delivery of such notice, upon request by the Issuer, the Note Registrar shall provide to the Issuer a list of the relevant registered Noteholders. Each notice will include the name of the successor Indenture Trustee and the address of its principal Corporate Trust Office.

Section 11.10.Acceptance of Appointment by Successor.
Every successor Indenture Trustee appointed hereunder will execute, acknowledge and deliver to the Issuer, the Administrator, the Servicer and the predecessor Indenture Trustee an instrument accepting such appointment, with a copy to each Note Rating Agency then rating any Outstanding Notes, and thereupon the resignation or removal of the predecessor Indenture Trustee will become effective, and such successor Indenture Trustee, without any further act, deed or conveyance, will become vested with all the rights, powers, trusts and duties of the predecessor Indenture Trustee, Calculation Agent, Securities Intermediary, Note Registrar and Paying Agent; but, on request of the Issuer or the successor Indenture Trustee, such predecessor Indenture Trustee will, upon payment of its reasonable charges, if any, execute and deliver an instrument transferring to such successor Indenture Trustee all the rights, powers and trusts of the predecessor Indenture Trustee, Calculation Agent, Securities Intermediary, Note Registrar and Paying Agent, and will duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such predecessor Indenture Trustee hereunder, subject nevertheless to its rights to payment pursuant to Section 11.7. Upon request of any such successor Indenture Trustee, the Issuer will execute any and all instruments for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts.
No successor Indenture Trustee will accept its appointment unless at the time of such acceptance such successor Indenture Trustee will be qualified and eligible under this Article XI.
Section 11.11.Merger, Conversion, Consolidation or Succession to Business.
Any Person into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, will be the successor of the Indenture Trustee hereunder, provided that such Person shall be otherwise qualified and eligible under this Article XI, without the execution or filing of any paper or any further act on the part of any of the parties hereto. The Indenture Trustee will give prompt written notice of such merger, conversion, consolidation or succession to the Issuer and each Note Rating Agency that is then rating Outstanding Notes. If any Notes shall have been authenticated, but not delivered, by the Indenture Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Indenture Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Indenture Trustee had itself authenticated such Notes.
Section 11.12.Appointment of Authenticating Agent.
At any time when any of the Notes remain Outstanding, the Indenture Trustee, with the approval of the Issuer, may appoint an Authenticating Agent with respect to one or more Series or Classes of Notes which will be authorized to act on behalf of the Indenture Trustee to authenticate Notes of such Series or Classes issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 6.5, and Notes so authenticated will be entitled to the benefits of this Base Indenture and will be valid and obligatory for all purposes as if authenticated by the Indenture Trustee hereunder. Wherever reference is made in this Base Indenture to the authentication and delivery of Notes by the Indenture Trustee or an Indenture Trustee Authorized Signatory or to the Indenture Trustee’s Certificate of Authentication, such reference will be deemed to include authentication and delivery on behalf of the Indenture Trustee by an Authenticating Agent and a Certificate of Authentication executed on behalf of the Indenture Trustee by an Authenticating Agent. Each Authenticating Agent will be acceptable to the Issuer and will at all times be a Person organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as an Authenticating Agent, having a combined capital and surplus of not less than $[***] and, if other than the Issuer itself, subject to supervision or examination by a federal or state authority of the United States. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent will be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent will cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent will resign immediately in the manner and with the effect specified in this Section.
Any Person into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Authenticating Agent will be a party, or any Person succeeding to the corporate agency or corporate trust business of an Authenticating Agent, will continue to be an Authenticating Agent, provided that such Person will be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Indenture Trustee or the Authenticating Agent.
An Authenticating Agent may resign at any time by giving written notice thereof to the Indenture Trustee and to the Issuer. The Indenture Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Issuer. Upon receiving such a notice of resignation or upon such a termination, or if at any time such Authenticating Agent ceases to be eligible in accordance with the provisions of this Section, the Indenture Trustee, with the approval of the Issuer, may appoint a successor Authenticating Agent which will be acceptable to the Issuer and will give notice to each Noteholder as provided in Section 1.7. Any successor Authenticating Agent upon acceptance of its appointment hereunder will become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent will be appointed unless eligible under the provisions of this Section.
The Indenture Trustee agrees to pay to each Authenticating Agent (other than an Authenticating Agent appointed at the request of the Issuer, the Noteholders or the Administrator from time to time or appointed due to a change in law or other circumstance beyond the Indenture Trustee’s control) reasonable compensation for its services under this Section, out of the Indenture Trustee’s own funds without reimbursement pursuant to this Base Indenture. The Indenture Trustee shall be the initial Authenticating Agent.

Section 11.13.Authorization.
(a)The Indenture Trustee is authorized and directed to enter into each of the Transaction Documents to which it is a party.
Section 11.14.Representations and Covenants of the Indenture Trustee.
The Indenture Trustee, in its individual capacity and not as Indenture Trustee, represents, warrants and covenants that:
(a)Citibank is a national banking association duly organized and validly existing under the laws of the United States;
(b)Citibank has full power and authority to deliver and perform this Base Indenture and has taken all necessary action to authorize the execution, delivery and performance by it of this Base Indenture and other documents to which it is a party;
(c)each of this Base Indenture and the other Transaction Documents to which Citibank is a party has been duly executed and delivered by Citibank and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms; and
(d)Citibank has a minimum aggregate capital, surplus and undivided profits of at least $[***].
Section 11.15.Indenture Trustee’s Application for Instructions from the Issuer.
Any application by the Indenture Trustee for written instructions from the Issuer may, at the option of the Indenture Trustee, set forth in writing any action proposed to be taken or omitted by the Indenture Trustee under and in accordance with this Base Indenture and the date on and/or after which such action shall be taken or such omission shall be effective, provided that such application shall make specific reference to this Section 11.15. The Indenture Trustee shall not be liable for any action taken by, or omission of, the Indenture Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than [***] after the date the Issuer actually receives such application, unless the Issuer shall have consented in writing to any earlier date) unless prior to taking any such action (or the Closing Date in the case of an omission), the Indenture Trustee shall have received written instructions in response to such application specifying the action be taken or omitted.
Section 11.16.Authorization and Direction.
The Indenture Trustee is hereby authorized and directed to execute (i) that certain Acknowledgment Agreement, (ii) that certain PC Repurchase Agreement, (iii) that certain Pricing Side Letter (as defined in the PC Repurchase Agreement), that certain Series 2025-VF1 Indenture Supplement, dated as of the date hereof and any other documents related to the issuance of the Series 2025-VF1 Note.

Article XII

Amendments and Indenture Supplements
Section 12.1.Supplemental Indentures and Amendments Without Consent of Noteholders.
(a)Unless otherwise provided in the related Indenture Supplement with respect to any amendment to this Base Indenture or such Indenture Supplement, without the consent of the Noteholders of any Notes or any other Person but with the consent of the Issuer (evidenced by its execution of such amendment), the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent, and with prior notice to each Note Rating Agency that is then rating any Outstanding Notes, at any time and from time to time, upon delivery of an Issuer Tax Opinion, unless such Issuer Tax Opinion is waived by (i) in the case of an amendment to such Indenture Supplement, the Series Required Noteholders of such Series or (ii) in the case of an amendment to this Base Indenture, the Series Required Noteholders of each Outstanding Series and upon delivery by the Issuer to the Indenture Trustee of an Officer’s Certificate to the effect that the Issuer reasonably believes that such amendment could not have a material Adverse Effect and is not reasonably expected to have a material Adverse Effect on the Noteholders of the Notes at any time in the future, may amend this Base Indenture or an Indenture Supplement for any of the following purposes:
(i)to evidence the succession of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes;
(ii)to add to the covenants of the Issuer, or to surrender any right or power herein conferred upon the Issuer, for the benefit of the Noteholders of the Notes of any or all Series or Classes (and if such covenants or the surrender of such right or power are to be for the benefit of less than all Series or Classes of Notes, stating that such covenants are expressly being included or such surrenders are expressly being made solely for the benefit of one or more specified Series or Classes);
(iii)to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Base Indenture;
(iv)to establish any form of Note as provided in Article V, and to provide for the issuance of any Series or Class of Notes as provided in Article VI and to set forth the terms thereof, and/or to add to the rights of the Noteholders of the Notes of any Series or Class;
(v)to evidence and provide for the acceptance of appointment by another corporation as a successor Indenture Trustee hereunder;
(vi)to provide for additional or alternative forms of credit enhancement for any Series or Class of Notes;

(vii)to comply with any regulatory, accounting or tax laws;
(viii)to prevent the Issuer from being subject to tax on its net income as an association (or publicly traded partnership) taxable as a corporation or a taxable mortgage pool taxable as a corporation, each for United States federal income tax purposes;
(ix)determined by the Administrator to be reasonably necessary to maintain the rating currently assigned by the applicable Note Rating Agency and/or to avoid such Class of Notes being placed on negative watch by such Note Rating Agency; or
(x)subject to certification by the Administrator, to cure any inconsistency between the Base Indenture and any provision of the Acknowledgment Agreement or any amendment to the Acknowledgment Agreement; or
(xi)as otherwise provided in the related Indenture Supplement.
(b)Additionally, subject to the terms and conditions of Section 12.2, unless otherwise provided in the related Indenture Supplement with respect to any amendment of this Base Indenture or an Indenture Supplement, and in addition to clauses (i) through (xi) above, this Base Indenture or an Indenture Supplement may also be amended by the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent (in its sole and absolute discretion) without the consent of any of the Noteholders or any other Person, upon delivery of an Issuer Tax Opinion, unless such Issuer Tax Opinion is waived by (i) in the case of an amendment to such Indenture Supplement, the Series Required Noteholders of such Series or (ii) in the case of an amendment to this Base Indenture, the Series Required Noteholders of each Outstanding Series, for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Base Indenture or modifying in any manner the rights of the Noteholders of the Notes under this Base Indenture or any other Transaction Document; provided, however, that (i) the Issuer shall deliver to the Indenture Trustee an Officer’s Certificate to the effect that the Issuer reasonably believes that such amendment could not have a material Adverse Effect on any Outstanding Notes and is not reasonably expected to have a material Adverse Effect at any time in the future, and (ii) if any Outstanding Notes are then rated by a Note Rating Agency, (1) each such Note Rating Agency confirms in writing to the Indenture Trustee that such amendment will not cause a Ratings Effect on any Outstanding Notes or (2) if the Administrator and the Administrative Agent determine in their reasonable judgment that an applicable Note Rating Agency no longer provides such written confirmation described in the foregoing clause (1), (a) the Administrator shall provide notice of such amendment to the related Note Rating Agency and (b) the Administrative Agent shall have provided their prior written consent to such amendment.
(c)Any amendment of this Base Indenture which affects the rights, duties, immunities, obligations or liabilities of the Owner Trustee in its capacity as owner trustee under the Trust Agreement shall require the written consent of the Owner Trustee.

(d)Any amendment of this Base Indenture which affects the rights, duties, immunities, obligations or liabilities of the Disposition Manager hereunder shall require the written consent of the Disposition Manager.
Except as permitted expressly by the related Transaction Document or as otherwise set forth herein, as applicable, the Servicer shall not enter into any amendment of such Transaction Document without the consent of the Administrative Agent and, in the case of the PC Repurchase Agreement, except for amendments meeting the same criteria and supported by the same Issuer Tax Opinion, Officer’s Certificate and other applicable deliverables, as applicable, as amendments to the Indenture entered into under this Section 12.1, without the consent of the Majority Noteholders of each Series.
Section 12.2.Supplemental Indentures and Amendments with Consent of Noteholders.
In addition to any amendment permitted pursuant to Section 12.1, and subject to the terms and provisions of each Indenture Supplement with respect to any amendment to this Base Indenture or such Indenture Supplement, with prior notice to each Note Rating Agency and the consent of the Majority Noteholders of each Series materially and adversely affected by such amendment of this Base Indenture, including any Indenture Supplement, by Act of said Noteholders delivered to the Issuer and the Indenture Trustee, the Issuer, the Administrator, the Servicer, the Administrative Agent and the Indenture Trustee upon delivery of an Issuer Tax Opinion (unless the Noteholders unanimously consent to waive such opinion), may enter into an amendment of this Base Indenture for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Base Indenture of modifying in any manner the rights of the Noteholders of the Notes of each such Series or Class under this Base Indenture or any Indenture Supplement; provided, however, that no such amendment will, without the consent of the Noteholder of each Outstanding Note materially and adversely affected thereby:
(a)change the scheduled payment date of any payment of interest on any Note held by such Noteholder, or change a Payment Date or (other than by exercise of an optional extension as set forth in the related Indenture Supplement) the Stated Maturity Date of any Note held by such Noteholder;
(b)reduce the Note Balance of, or the Note Interest Rate, the Step-Up Fee Rate or the Default Supplemental Fee Rate on any Note held by such Noteholder, or change the method of computing the Note Balance or Note Interest Rate in a manner that is adverse to such Noteholder;
(c)impair the right to institute suit for the enforcement of any payment on any Note held by such Noteholder;
(d)reduce the percentage of Noteholders of the Outstanding Notes (or of the Outstanding Notes of any Series or Class), whose consent is required for any such amendment, or whose consent is required for any waiver of compliance with the provisions of this Base

Indenture or any Indenture Supplement or of defaults hereunder or thereunder and their consequences, provided for in this Base Indenture or any Indenture Supplement;
(e)modify any of the provisions of this Section or Section 8.14, except to increase any percentage of Noteholders required to consent to any such amendment or to provide that other provisions of this Base Indenture or any Indenture Supplement cannot be modified or waived without the consent of the Noteholder of each Outstanding Note adversely affected thereby;
(f)permit the creation of any lien or other encumbrance on the Collateral that is prior to the lien in favor of the Indenture Trustee for the benefit of the Noteholders of the Notes;
(g)change the method of computing the amount of principal of, or interest on, any Note held by such Noteholder on any date;
(h)increase any Advance Rates in respect of Notes held by such Noteholder except as otherwise set forth in the Indenture; or
(i)change, modify or waive any Scheduled Principal Payment Amount.
In addition, any Indenture Supplement may be amended, supplemented or otherwise modified with the consent of each of the Noteholders of the Notes of the related Series upon delivery of all opinions and certificates and notice to each Note Rating Agency required pursuant to the first paragraph of this Section 12.2 or as otherwise specified in the applicable Indenture Supplement. The consent of a Person that is an Administrative Agent for one or more Series but is not an Administrative Agent for any other Series is not required for any amendment, supplement or modification to any such other Series.
An amendment of this Base Indenture which changes or eliminates any covenant or other provision of this Base Indenture which has expressly been included solely for the benefit of one or more particular Series or Class of Notes, or which modifies the rights of the Noteholders of Notes of such Series or Class with respect to such covenant or other provision, will be deemed not to affect the rights under this Base Indenture of the Noteholders of Notes of any other Series or Class.
It will not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed amendment, but it will be sufficient if such Act will approve the substance thereof.
In addition to the foregoing, each Noteholder of a Term Note, and any transferee thereto, by accepting such Term Note shall be deemed to have consented to, and the Issuer, the Administrator, the Servicer, the Administrative Agent and the Indenture Trustee upon prior notice to each Note Rating Agency may enter into, any amendment, restatement, modification or supplement to this Base Indenture, an Indenture Supplement or any other Transaction Document for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Base Indenture or modifying in any manner the rights of such Noteholders of

Term Notes under this Base Indenture, any related Indenture Supplement or any other Transaction Document as may be necessary or advisable, upon certification relating to the purpose of such amendment by the Administrator (upon which the Indenture Trustee shall be entitled to conclusively rely without liability therefore), to cure any inconsistency between this Base Indenture, any Indenture Supplement or any other Transaction Document and any provision of the Acknowledgment Agreement or the Fannie Mae Guide, as each may be amended, restated, supplemented or otherwise modified from time to time. In addition, to the extent Fannie Mae terminates the “Stop-Loss Cap” set forth in the Acknowledgment Agreement, the definition of Stop-Loss Cap set forth in the Base Indenture immediately prior to the termination of such amount in the Acknowledgment Agreement shall apply for purposes of calculations to be performed under the Transaction Documents notwithstanding that such term will be inconsistent with the “Stop-Loss Cap” and related calculations set forth in the Acknowledgment Agreement unless the VFN Noteholders agree to an amendment otherwise. For the avoidance of doubt, the consent of the VFN Noteholders shall be required to effect the amendments described in this paragraph.

Section 12.3.Execution of Amendments.
In executing or accepting the additional trusts created by any amendment or Indenture Supplement of this Base Indenture permitted by this Article XII or the modifications thereby of the trusts created by this Base Indenture, the Indenture Trustee will be entitled to receive, and (subject to Section 11.1) will be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment or Indenture Supplement is authorized and permitted by this Base Indenture and that all conditions precedent thereto have been satisfied. No such Opinion of Counsel shall be required in connection with any amendment or Indenture Supplement consented to by all Noteholders if all of the Noteholders have directed the Indenture Trustee in writing to execute such amendment or Indenture Supplement. The Indenture Trustee may, but will not be obligated to, enter into any such amendment or Indenture Supplement which affects the Indenture Trustee’s own rights, duties or immunities under this Base Indenture or otherwise.
Section 12.4.Effect of Amendments.
Upon the execution of any amendment of this Base Indenture or any Indenture Supplement, or any supplemental indentures under this Article XII, this Base Indenture and the related Indenture Supplement will be modified in accordance therewith with respect to each Series and Class of Notes affected thereby, or all Notes, as the case may be, and such amendment will form a part of this Base Indenture and the related Indenture Supplement for all purposes; and every Noteholder of Notes theretofore or thereafter authenticated and delivered hereunder will be bound thereby to the extent provided therein.
Section 12.5.Reference in Notes to Indenture Supplements.
Notes authenticated and delivered after the execution of any amendment of this Base Indenture or any Indenture Supplement or any supplemental indenture pursuant to this Article may, and will if required by the Indenture Trustee, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such amendment or supplemental indenture. If the Issuer so determines, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such amendment or supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.
Article XIII

Early Redemption of Notes
Section 13.1.Optional Redemption.
(a)Unless otherwise provided in the applicable Indenture Supplement for a Series or Class of Notes, the Issuer has the right, but not the obligation, to: redeem a Series or Class of Notes in whole or in part on a date specified in the applicable Indenture Supplement.
If the Issuer, at the direction of the Administrator, elects to redeem a Series or Class of Notes pursuant to this Section 13.1, it will cause the Issuer to notify the Indenture Trustee and the Noteholders of such redemption at least [***] prior to the Redemption Date. Unless otherwise specified in the Indenture Supplement applicable to the Notes to be so redeemed, the redemption price of a Series or Class so redeemed will equal the Redemption Amount, the payment of which will be subject to the allocations, deposits and payments sections of the related Indenture Supplement, if any.
If the Issuer is unable to pay the Redemption Amount in full on the Redemption Date, such redemption shall be cancelled, notice of such cancelled redemption shall be sent to all Secured Parties and payments on such Series or Class of Notes will thereafter continue to be made in accordance with this Base Indenture and the related Indenture Supplement, and the Noteholders of such Series or Class of Notes and the related Administrative Agent shall continue to hold all rights, powers and options as set forth under this Base Indenture, until the Outstanding Note Balance of such Series or Class, plus all accrued and unpaid interest and other amounts due in respect of the Notes, is paid in full or the Stated Maturity Date occurs, whichever is earlier, subject to Article VII, Article VIII and the allocations, deposits and payments sections of this Base Indenture and the related Indenture Supplement.
(b)Unless otherwise specified in the related Indenture Supplement, if the VFN Principal Balance of any Class of VFNs has been reduced to zero, then, upon [***] written notice to the Noteholder thereof, the Issuer may declare such Class no longer Outstanding, in which case the Noteholder thereof shall submit such Class of Notes to the Indenture Trustee for cancellation.
(c)The Notes of any Series or Class of Notes shall be subject to optional redemption under this Article XIII, by the Issuer, through the use of any proceeds other than Collections on the Participation Certificate. Following issuance of the Redemption Notice by the Issuer pursuant to Section 13.2 below, the Issuer shall be required to purchase the applicable portion of the Note Balance of such Series or Class of Notes for the applicable Redemption Amount on the Redemption Date. Partial Redemptions will be effected through the payment of the applicable Partial Redemption Amount, as principal on the related Series or Class of Notes, pro rata. Redemption other than Partial Redemptions will be affected through payment of the Redemption Amount.
(d)If necessary to avoid a Borrowing Base Deficiency, the Notes of any Series or Class of Variable Funding Notes shall be subject to adjustment pursuant to Section 4.3(b)(i) or repayment by the Issuer, in whole or in part, up to the amount necessary to avoid a Borrowing Base Deficiency, any repayment using any other cash or funds of the Issuer other than Collections on the Participation Certificate, upon [***] notice from the Issuer to the Indenture Trustee and the related VFN Noteholders. Any such adjustment or repayment pursuant to this Section 13.1(d) shall reduce the principal balance of such Variable Funding Notes but shall not result in a reduction of any funding commitments related thereto or the Maximum VFN Principal Balance thereof (unless otherwise agreed between the Noteholders of such Variable Funding Notes and the Issuer) and (ii) may be made on a non-pro rata basis with other Series of Variable Funding Notes.
(e)Notwithstanding any other provision of this Base Indenture, the early redemption rights of the Issuer set forth in this Section 13.1 are in addition to the Issuer’s rights set forth in Section 2.01(b)(ii) to remove as Collateral the Participation Certificate and Mortgage Pools.
Section 13.2.Notice.
(a)Promptly after the election to exercise any optional redemption pursuant to Section 13.1, the Issuer will notify the Indenture Trustee and each related Note Rating Agency in writing of the identity and Note Balance of the affected Series or Class of Notes to be redeemed.
(b)Notice of redemption (each a “Redemption Notice”) will promptly be given as provided in Section 1.7. All notices of redemption will state (i) the Series or Class of Notes to be redeemed pursuant to this Article XIII and whether such redemption will be in full or in part, (ii) the date on which the redemption of the Series or Class of Notes to be redeemed pursuant to this Article will begin, which will be the Redemption Date, and (iii) the applicable Redemption Amount.
Article XIV

Miscellaneous
Section 14.1.No Petition.
Each of the Indenture Trustee, the Administrative Agent, the Servicer and the Administrator, by entering into this Base Indenture, each Noteholder, by accepting a Note and each Note Owner by accepting a Note or a beneficial interest in a Note agrees that it will not at any time prior to the date which is one year and one day, or, if longer, the applicable preference period then in effect, after the payment in full of all the Notes, institute against the Issuer, or join in any institution against the Issuer of, any receivership, insolvency, bankruptcy or other similar proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes and this Base Indenture; provided, however, that nothing contained herein shall prohibit or otherwise prevent the Indenture Trustee from filing proofs of claim in any such proceeding.
Section 14.2.No Recourse.
No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or Owner Trustee in their individual capacities, (ii) any owner of a beneficial ownership interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or “control person” within the meaning of the 1933 Act and the 1934 Act of the Indenture Trustee or Owner Trustee in its individual capacity, any holder of a beneficial ownership interest in the Issuer or the Indenture Trustee or Owner Trustee or of any successor or assign of the Indenture Trustee or Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.
Section 14.3.Tax Treatment.
Notwithstanding anything to the contrary set forth herein, the Issuer has entered into this Base Indenture with the intention that for United States federal, state and local income and franchise tax purposes the Notes (to the extent issued and outstanding) will qualify as indebtedness secured by the Participation Certificate and the Covered MSRs. The Issuer, by entering into this Base Indenture, each Noteholder, by its acceptance of a Note and each purchaser of a beneficial interest therein, by accepting such beneficial interest, agree to treat such Notes (to the extent issued and outstanding) as debt for United States federal, state and local income and franchise tax purposes, unless otherwise required by applicable law in a proceeding of final determination. The Indenture Trustee shall treat the Trust Estate as a security device only. The provisions of this Base Indenture shall be construed in furtherance of the foregoing intended tax treatment.
Section 14.4.Alternate Payment Provisions.
Notwithstanding any provision of this Base Indenture or any of the Notes to the contrary, the Issuer, with the written consent of the Indenture Trustee and the Paying Agent, may enter into any agreement with any Noteholder of a Note providing for a method of payment or notice that is different from the methods provided for in this Base Indenture for such payments or notices. The Issuer will furnish to the Indenture Trustee and the Paying Agent a copy of each such agreement and the Indenture Trustee and the Paying Agent will cause payments or notices, as applicable, to be made in accordance with such agreements.

Section 14.5.Termination of Obligations.
The respective obligations and responsibilities of the Indenture Trustee created hereby (other than the obligation of the Indenture Trustee to make payments to Noteholders as hereinafter set forth) shall terminate upon satisfaction and discharge of this Base Indenture as set forth in Article VII, except with respect to the payment obligations described in Section 14.6(b). Upon this event, the Indenture Trustee shall release, assign and convey to the Issuer or any of its designees, without recourse, representation or warranty, all of its right, title and interest in the Collateral, whether then existing or thereafter created, all monies due or to become due and all amounts received or receivable with respect thereto (including all monies then held in any Trust Account) and all proceeds thereof, except for amounts held by the Indenture Trustee pursuant to Section 14.6(b). The Indenture Trustee shall execute and deliver such instruments of transfer and assignment as shall be provided to it, in each case without recourse, as shall be reasonably requested by the Issuer to vest in the Issuer or any of its designees all right, title and interest which the Indenture Trustee had in the Collateral.
Section 14.6.Final Payment.
(a)The Issuer shall give the Indenture Trustee at least [***] written notice of the Payment Date on which the Noteholders of any Series or Class may surrender their Notes for payment of the final payment on and cancellation of such Notes. Not later than the [***] the Payment Date on which the final payment in respect of such Series or Class is payable to Noteholders, the Indenture Trustee or the Paying Agent shall provide notice to Noteholders of such Series or Class specifying (i) the date upon which final payment of such Series or Class will be made upon presentation and surrender of Notes of such Series or Class at the office or offices therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such payment date is not applicable, payments being made only upon presentation and surrender of such Notes at the office or offices therein specified. The Indenture Trustee shall give such notice to the Note Registrar and the Paying Agent at the time such notice is given to Noteholders.
(b)Notwithstanding a final payment to the Noteholders of any Series or Class (or the termination of the Issuer), except as otherwise provided in this paragraph, all funds then on deposit in any Account allocated to such Noteholders shall continue to be held in trust for the benefit of such Noteholders, and the Paying Agent or the Indenture Trustee shall pay such funds to such Noteholders upon surrender of their Notes, if such Notes are Definitive Notes. In the event that all such Noteholders shall not surrender their Notes for cancellation within [***] after the date specified in the notice from the Indenture Trustee described in clause (a) above, the Indenture Trustee shall give a second (2nd) notice to the remaining such Noteholders to surrender their Notes for cancellation and receive the final payment with respect thereto. If within one year after the second (2nd) notice all such Notes shall not have been surrendered for cancellation, the Indenture Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining such Noteholders concerning surrender of their Notes, and the cost thereof (including costs related to giving the second (2nd) notice) shall be paid out of the funds in the Collection and Funding Account. The Indenture Trustee and the Paying Agent shall pay to the Issuer any monies held by them for the payment of principal or interest that remains unclaimed for [***] . After payment to the Issuer, Noteholders entitled to the money must look to the Issuer for payment as general creditors unless an applicable abandoned property law designates another Person.
Section 14.7.Base Servicing Fee.
The parties hereto acknowledge that loanDepot has the right to withdraw the Base Servicing Fee with respect to any Portfolio Mortgage Loan out of collections it receives with respect to such Portfolio Mortgage Loan.
Section 14.8.Owner Trustee Limitation of Liability.
It is expressly understood and agreed by the parties hereto that (a) this Base Indenture is executed and delivered by WSFS, not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, warranties, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, warranties, undertakings and agreements by WSFS but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on WSFS, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WSFS has made no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Base Indenture and (e) under no circumstances shall WSFS be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Base Indenture or any other related documents.
Section 14.9.Communications with Rating Agencies.
If the Servicer, the Administrative Agent or the Indenture Trustee shall receive any written or oral communication from any Note Rating Agency (or any of the respective officers, directors or employees of any Note Rating Agency) with respect to the transactions contemplated hereby or under the Transaction Documents or in any way relating to the Notes, the Servicer, the Administrative Agent and the Indenture Trustee agree to refrain from communicating with such Note Rating Agency and to promptly notify the Administrator of such communication; provided, however, that if the Servicer, the Administrative Agent or the Indenture Trustee receives an oral communication from a Note Rating Agency, the Servicer, the Administrative Agent or the Indenture Trustee, as the case may be, is authorized to refer such Note Rating Agency to the Administrator, who will respond to such oral communication. At the written request of the Administrator, the Servicer, the Administrative Agent and the Indenture Trustee agree to cooperate with the Administrator to provide certain information to the Administrator that may be reasonably required by a Note Rating Agency to rate or to perform ratings surveillance on the Notes, and acknowledge and agree that the Administrator shall be permitted, in turn, to provide such information to the Note Rating Agencies via the internet address identified therefor by the

Administrator; provided, that the Servicer, the Administrative Agent and the Indenture Trustee shall only be required to provide such information that is reasonably available to such party at the time of request. Notwithstanding any other provision of this Base Indenture or the other Transaction Documents, under no circumstances shall the Servicer, the Administrative Agent or the Indenture Trustee be required to participate in telephone conversations or other oral communications with a Note Rating Agency, nor shall the Servicer, the Administrative Agent or the Indenture Trustee be prohibited from communicating with any nationally recognized statistical rating organization about matters other than the Notes or the transactions contemplated hereby or by the Transaction Documents. Furthermore, the Indenture Trustee may make statements to Noteholders available on its website (as contemplated by Section 3.5(a), and such action is not prohibited by this Section 14.9.
Section 14.10.Authorized Representatives.
Each individual designated as an authorized representative of the Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, loanDepot, the Administrative Agents, the Issuer and the Disposition Manager (each, an “Authorized Representative”), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Base Indenture on behalf of each of the Indenture Trustee, Calculation Agent, Paying Agent, Securities Intermediary, loanDepot, the Administrative Agents, Issuer and the Disposition Manager, respectively, and the specimen signature for each such Authorized Representative of the Indenture Trustee, Calculation Agent, Paying Agent, Securities Intermediary, loanDepot, the Administrative Agents, the Issuer and the Disposition Manager initially authorized hereunder is set forth on Exhibits C-1, C-2, C-3, C-4 and C-5, respectively. From time to time, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, loanDepot, the Administrative Agents, the Issuer and the Disposition Manager may, by delivering to the others a revised exhibit, change the information previously given pursuant to this Section 14.10, but each of the parties hereto shall be entitled to rely conclusively on the then current exhibit until receipt of a superseding exhibit.
Section 14.11.Performance of the Issuer’s Duties by the Owner Trustee and the Administrator.
(a)The parties hereto hereby acknowledge and agree (i) that certain duties of the Issuer will be performed on behalf of the Issuer by the Administrator pursuant to the Administration Agreement and hereby acknowledge and accept the terms of such agreement as of the date hereof and (ii) except as expressly set forth herein, the Owner Trustee shall have no duty or obligation to perform the obligations of the Issuer hereunder or to monitor the compliance of the Issuer with the terms hereof.
(b)Any successor to the Owner Trustee appointed pursuant to the terms of the Trust Agreement (or any corporation into which the Owner Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Owner Trustee shall be a party) shall be the successor Owner Trustee under the Trust Agreement for purposes of this Base Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto.

Section 14.12.Noteholder or Note Owner Communications with the Indenture Trustee.
A Noteholder (if the Notes are represented by Definitive Notes) or a Note Owner (if the Notes are represented by Book-Entry Notes) may communicate with the Indenture Trustee and give notices and make requests and demands and give directions to the Indenture Trustee through the procedures of the Depository and by notifying the Indenture Trustee and providing to the Indenture Trustee a copy of the communication such Noteholder or Note Owner, as applicable, proposes to send. Any Note Owner must provide written certification stating that the Note Owner is a beneficial owner of a Note, together with supporting documentation such as a trade confirmation, an account statement, a letter from a broker or dealer verifying ownership or another similar document evidencing ownership of a Note. The Indenture Trustee will not be required to take action in response to requests, demands or directions of a Noteholder or a Note Owner, unless the Noteholder or Note Owner has offered reasonable security or indemnity reasonably satisfactory to the Indenture Trustee to protect it against the fees and expenses that it may incur in complying with the request, demand or direction.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Base Indenture to be duly executed as of the day and year first above written.

LOANDEPOT FAMSR MASTER TRUST, as Issuer

By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee
By:
Name:
Title:

[loanDepot FAMSR Master Trust – Base Indenture]

CITIBANK, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary and not in its individual capacity

By:
Name:
Title:

[loanDepot FAMSR Master Trust – Base Indenture]

LOANDEPOT.COM, LLC,
as Servicer and as Administrator

By:
Name:
Title:

[loanDepot FAMSR Master Trust – Base Indenture]

NOMURA CORPORATE FUNDING AMERICAS, LLC, as Administrative Agent

By:
Name:
Title:
[loanDepot FAMSR Master Trust – Base Indenture]

Schedule 1
Participation Certificate Schedule
Excess Spread Participation Certificate, dated as of November 14, 2025, evidencing a participation interest granted to the Indenture Trustee in the Excess Spread in MSRs, as more particularly described in the Participation Agreement (the “Excess Spread PC”).

Schedule 1-1

Schedule 2
Participation Agreement Schedule
The Excess Spread FAMSR Participation Agreement, dated as of November 14, 2025, between loanDepot, as company, and loanDepot, as initial purchaser, as amended, supplemented, restated, or otherwise modified from time to time (the “Participation Agreement”).

Schedule 2-1

Schedule 3
Reserved

Schedule 3A-1

Schedule 4
Required Information Regarding Mortgages and Mortgage Pools
[On File with the Administrative Agent]

Schedule 4-1

Schedule 5
Wire Instructions
TRANSACTION PARTIES:
If to loanDepot:
[***]

If to Nomura Corporate Funding Americas, LLC, as Administrative Agent:
[***]

If to the Owner Trustee:
[***]

If to the Disposition Manager:

[***]

TRUST ACCOUNTS:
If to the Collection and Funding Account:
[***]

If to the Note Payment Account:
[***]

If to the Expense Reserve Account:
[***]

Exhibit A-1
FORM OF GLOBAL RULE 144A NOTE

Class [___] Note	Initial Note Balance: $[___]
Note Number: [_____]	[Maximum VFN Principal Balance: $[____] ] [or such other amount as contemplated by the definition of Maximum VFN Principal Balance as set forth in the [Insert Series Name] Indenture Supplement]
[CUSIP No.:]
[ISIN No.:]

THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE [MAXIMUM VFN PRINCIPAL BALANCE] [INITIAL NOTE BALANCE] SHOWN ON THE FACE HEREOF.
THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. THE ISSUER HAS NOT AGREED TO REGISTER THE NOTES UNDER THE 1933 ACT, TO QUALIFY THE NOTES UNDER THE SECURITIES LAWS OF ANY STATE OR TO PROVIDE REGISTRATION RIGHTS TO ANY NOTEHOLDER.
THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) FOR SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE 1933 ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, IN EACH CASE IN COMPLIANCE WITH THE REQUIREMENTS OF THE INDENTURE AND APPLICABLE STATE SECURITIES LAWS.
EACH HOLDER OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN SHALL BE DEEMED TO REPRESENT THAT EITHER (I) IT IS NOT AND IS NOT ACQUIRING, HOLDING OR TRANSFERRING THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN ON BEHALF OF, OR USING THE ASSETS OF, ANY

“EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR ANY PLAN AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AN ENTITY THAT IS DEEMED TO HOLD THE ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR PLAN PURSUANT TO 29 CFR SECTION 2510-3.101 AS MODIFIED BY SECTION 3(42) OF ERISA (THE “PLAN ASSET REGULATIONS”), WHICH EMPLOYEE BENEFIT PLAN, PLAN OR ENTITY IS SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (EACH, A “PLAN”), OR A GOVERNMENTAL, NON-U.S., CHURCH OR OTHER PLAN THAT IS SUBJECT TO ANY U.S. FEDERAL, STATE, LOCAL OR OTHER LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (II)(A) AS OF THE DATE OF PURCHASE OR TRANSFER, IT BELIEVES THAT THIS NOTE IS PROPERLY TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF THE PLAN ASSET REGULATIONS AND AGREES TO SO TREAT THIS NOTE AND (B) THE TRANSFEREE’S ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN WILL SATISFY THE REQUIREMENTS OF PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 OR THE STATUTORY PROHIBITED TRANSACTION EXEMPTION FOR SERVICE PROVIDERS SET FORTH IN SECTION 408(b)(17) OF ERISA AND SECTION 4975(d)(20) OF THE CODE OR ANY SIMILAR CLASS, STATUTORY OR ADMINISTRATIVE EXEMPTION AND WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR, IN THE CASE OF A GOVERNMENTAL, NON-U.S., CHURCH OR OTHER PLAN SUBJECT TO SIMILAR LAW, WILL NOT VIOLATE ANY SIMILAR LAW.
THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SET FORTH IN SECTION 6.5 OF THE BASE INDENTURE AND SECTION [ ] OF THE RELATED INDENTURE SUPPLEMENT UNDER WHICH THIS NOTE IS ISSUED (A COPY OF WHICH IS AVAILABLE FROM THE ISSUER UPON REQUEST). EACH TRANSFEREE OF THIS NOTE SHALL PROVIDE THE NOTE REGISTRAR AND THE ISSUER THE CERTIFICATION REQUIRED BY SECTION 6.5(i) OF THE BASE INDENTURE AND THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED IN AN OFF-SHORE TRANSACTION AS DEFINED IN REGULATION S OF THE 1933 ACT TO A PERSON WHO IS NOT ANY TIME A U.S. PERSON AS DEFINED BY REGULATION S OF THE 1933 ACT AND WHO TAKES DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S NOTE OR (IN CERTAIN LIMITED CIRCUMSTANCES) A DEFINITIVE NOTE ONLY (IN THE CASE OF AN INTEREST IN A REGULATION S GLOBAL NOTE) IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN SECTION 6.5 OF THE BASE INDENTURE AND (IN THE CASE OF A DEFINITIVE NOTE) UPON RECEIPT BY THE NOTE REGISTRAR AND INDENTURE TRUSTEE OF SUCH CERTIFICATION. PRIOR TO PURCHASING THIS NOTE, PROSPECTIVE

PURCHASERS SHOULD CONSULT WITH COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTIONS FROM THE RESTRICTIONS ON RESALE OR TRANSFER.
THIS NOTE IS A LIMITED RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED TO RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE. THE ISSUER IS NOT PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE. THIS NOTE DOES NOT EVIDENCE AN OBLIGATION OF OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE SERVICER, THE INDENTURE TRUSTEE (IN ALL ITS CAPACITIES), THE ADMINISTRATOR OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.
UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”) TO THE NOTE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

LOANDEPOT FAMSR MASTER TRUST
MSR COLLATERALIZED NOTES, SERIES [     ]
CLASS [___] NOTE
loanDepot FAMSR Master Trust, a Delaware statutory trust (the “Issuer”), for value received, hereby promises to pay to [______________], or registered assigns (the “Noteholder”), [interest, fees and principal as provided in the Indenture] [the principal sum of [__________] $[________], or such part thereof as may be advanced and outstanding hereunder and to pay interest on such principal sum or such part thereof as shall remain unpaid from time to time, at the rate and at the times provided in the Indenture].
        Principal of this Note is payable on each applicable [Interim Payment Date and] Payment Date as set forth in Section[s] [4.4] and 4.5 of the Base Indenture and Section [ ] of the [Series Name] Indenture Supplement. The Outstanding Note Balance of this Note bears interest at the applicable Note Interest Rate as set forth in the Indenture. On each applicable [Interim Payment Date and] Payment Date, in accordance with the terms and provisions of the Indenture, interest on this Note will be paid as set forth in Section[s] [4.4] and 4.5 of the Base Indenture and Section [ ] of the [Series Name] Indenture Supplement.

Capitalized terms used but not defined herein have the meanings set forth in the Base Indenture (as may be amended, restated, supplemented or otherwise modified from time to time, the “Base Indenture”), dated as of November 14, 2025, among the Issuer, Citibank, N.A. (“Citibank”), as Indenture Trustee (the “Indenture Trustee”), Calculation Agent (the “Calculation Agent”), Paying Agent (the “Paying Agent”) and Securities Intermediary (the “Securities Intermediary”), loanDepot.com, LLC (“loanDepot”), as Administrator (the “Administrator”) and as Servicer (the “Servicer”), and Nomura Corporate Funding Americas, LLC (“NCFA”), as Administrative Agent (the “Administrative Agent”) and consented to by NCFA, as Noteholder of [***]% of the Outstanding VFNs, and an Indenture Supplement (as may be amended, restated, supplemented or otherwise modified from time to time, the “[Insert Series Name] Indenture Supplement” and together with the Base Indenture, the “Indenture”), dated as of [_____], 20[__], by and among [insert parties to Indenture Supplement].
[In the event of a VFN Principal Balance increase funded by the Noteholders, the Noteholder of this Note shall, and is hereby authorized to, record on the schedule attached to this Note the date and amount of any VFN Principal Balance increase funded by it, and each repayment thereof; provided, that failure to make any such recordation on such schedule or any error in such schedule shall not adversely affect any Noteholder’s rights with respect to the VFN Principal Balance and its right to receive interest payments in respect thereof.]
[By its acceptance of this Note, each Noteholder covenants and agrees, until the termination of the Revolving Period, on each Funding Date or each Limited Funding Date to advance amounts in respect of any VFN Principal Balance increase hereunder to the Issuer, subject to and in accordance with the terms of the Indenture.]
[In the event of a payment of all or a portion of the Note Balance of this Note, in accordance with the terms and provisions of the Indenture, the Noteholder thereof shall, and is hereby authorized to, record on the schedule attached to this Note the date and amount of the Outstanding Note Balance of this Note following such payment.]
Absent manifest error, the [Note] [VFN Principal] Balance of each Note as set forth in the notations made by the related Noteholder on such Note shall be binding upon the Indenture Trustee, the Note Registrar and the Issuer; provided, that failure by a Noteholder to make such recordation on its Note or any error in such notation shall not adversely affect any Noteholder’s rights with respect to the [Note] [VFN Principal] Balance of its Note and such Noteholder’s right to receive payments in respect of principal and interest in respect thereof.
Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
The statements in the legend set forth above are an integral part of the terms of this Note and by acceptance hereof each Holder of this Note agrees to be subject to and bound by the terms and provisions set forth in such legend.
    This Note is a Rule 144A Global Note deposited with DTC acting as Depository, and registered in the name of Cede & Co., a nominee of DTC, and Cede & Co., as holder of record of this Note, shall be entitled to receive payments of principal and interest, other than principal and interest due at the maturity date, by wire transfer of immediately available funds.
    The statements in the legend relating to DTC set forth above are an integral part of the terms of this Note and by acceptance thereof each holder of this Note agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.
Unless the certificate of authentication hereon shall have been executed by an Authorized Signatory of the Indenture Trustee and, if an Authenticating Agent has been appointed by the Indenture Trustee pursuant to Section 11.12 of the Base Indenture, by manual signature of such Authenticating Agent, this Note shall not entitle the Noteholder hereof to any benefit under the Indenture and/or be valid for any purpose.
THIS NOTE AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS NOTE, THE RELATIONSHIP OF THE PARTIES HEREUNDER, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS

LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Issuer Authorized Officer, as of the date set forth below.

Date:     [_____], 20[__]
loanDepot FAMSR Master Trust, as Issuer

By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee
By:    ______________________________
        Issuer Authorized Officer

INDENTURE TRUSTEE’S
CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the Class designated herein and referred to in the within-mentioned Indenture.

Date: [_____], 20[__]    CITIBANK, N.A., not in its individual capacity but solely as Indenture Trustee

By:
Title:    Authorized Signatory of Indenture Trustee

AUTHENTICATING AGENT’S
CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the Class designated herein and referred to in the within-mentioned Indenture.

Date: [_____], 20[__]    CITIBANK, N.A., not in its individual capacity but solely as Authenticating Agent

    By:
Title: Authorized Signatory of Authenticating Agent

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[REVERSE OF NOTE]
This Note is one of the duly authorized Class [__] Notes of the Issuer, designated as its loanDepot FAMSR Master Trust MSR Collateralized Notes, Series [___], Class [__] (herein called the “Class [__] Notes”), all issued under the Indenture. Reference is hereby made to the Indenture for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary and the Holders of the Notes. To the extent that any provision of this Note contradicts or is inconsistent with the provisions of the Indenture, the provisions of the Indenture shall control and supersede such contradictory or inconsistent provision herein. The Notes are subject to all terms of the Indenture.
The payments on the Class [__] Notes are [senior to the Class [__] Notes, the Class [__] Notes and the Class [__] Notes][, and subordinate to the Class [__] Notes, the Class [__] Notes and the Class [__] Notes], as and to the extent provided in the Indenture.
The principal of and interest and fees on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied in accordance with the Indenture.
The entire unpaid principal amount and all accrued and unpaid interest and fees of this Note shall be due and payable on the earlier of (i) any Redemption Payment Date as set forth in Section 13.1 of the Base Indenture [or in Section [ ] of the [Series Name] Indenture Supplement] and (ii) the Stated Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount and all accrued and unpaid interest of the Notes shall be immediately due and payable on the date on which an Event of Default of the kind specified in clauses (b), (c) or (s) of Section 8.1 of the Base Indenture occurs, and, if any other Event of Default occurs and is continuing, then and in each and every such case, either the Indenture Trustee or the requisite percentage of Noteholders of each Series, by notice in writing to the Issuer (and to the Indenture Trustee if given by the Holders), may declare all Notes to be immediately due and payable in the manner provided in the Indenture. All applicable principal payments on the Notes shall be made to the Holders of the Notes entitled thereto in accordance with the terms of the Indenture.
The Trust Estate secures this Class [__] Note and all other Class [__] Notes equally and ratably without prejudice, priority or distinction between any Class [__] Note and any other Class [__] Note. The Notes are limited recourse obligations of the Issuer and are limited in right of payment to amounts available from the Trust Estate, as provided in the Indenture. The Issuer shall not otherwise be liable for payments on the Notes, and none of the owners, agents, officers, directors, employees, or successors or assigns of the Issuer shall be personally liable for any amounts payable, or performance due, under the Notes or the Indenture.
Any payment of interest or principal on this Note shall be paid on the applicable [Interim Payment Date and] Payment Date as set forth in the Indenture to the Person in whose name this Note (or one or more predecessor Notes) is registered in the Note Register as of the close of business on the related Record Date by wire transfer in immediately available funds to

LEGAL02/47576684V4

the account specified in writing by the related Noteholder to the extent provided by the Indenture and otherwise by check mailed to the Noteholder.
[Any reduction in the Note Balance of this Note (or any one or more predecessor Notes) effected by any payments made on any applicable [Interim Payment Date and] Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.]
[Any reduction in the Maximum VFN Principal Balance or the VFN Principal Balance, as the case may be, of this Class [ ] Note (or any one or more predecessor Notes) effected by any payments made with respect thereto or otherwise pursuant to the terms of the Indenture shall be binding upon all future Holders of this Class [ ] Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. Any VFN Principal Balance increase of this Class [ ] Note (or any one or more predecessor Notes) effected by payments to the Issuer shall be binding upon the Issuer and shall inure to the benefit of all future Holders of this Class [ ] Note and of any Note issued upon the registration of transfer hereof or exchange hereof or in lieu hereof, whether or not noted hereon.]
As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Securities Transfer Agent’s Medallion Program (“STAMP”), and thereupon one or more new Notes of authorized denominations and in the same [aggregate principal amount] [VFN Principal Balance] will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Issuer may require the Noteholder to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.
Each Noteholder, by acceptance of a Note or a beneficial ownership interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or Owner Trustee in their individual capacities, (ii) any owner of a beneficial ownership interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or “control person” within the meaning of the 1933 Act and the Securities Exchange Act of 1934, as amended, of the Indenture Trustee or Owner Trustee in its individual capacity, any holder of a beneficial ownership interest in the Issuer or the Indenture Trustee or Owner Trustee or of any successor or assign of the Indenture Trustee or Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid

LEGAL02/47576684V4

consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.
Each Noteholder, by accepting a Note and each Note Owner by accepting a Note or a beneficial interest in a Note agrees that it will not at any time prior to the date which is one year and one day, or, if longer, the applicable preference period then in effect, after the payment in full of all the Notes, institute against the Issuer, or join in any institution against the Issuer of, any receivership, insolvency, bankruptcy or other similar proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes and this Indenture.
    The Issuer has entered into the Indenture and this Note is issued with the intention that, for United States federal, state and local income and franchise tax purposes, the Notes will qualify as indebtedness secured by the Collateral. Each Noteholder, by its acceptance of a Note, and each purchaser of a beneficial interest therein, by accepting such beneficial interest, agrees to treat such Notes as debt for United States federal, state and local income and franchise tax purposes, unless otherwise required by Applicable Law in a proceeding of final determination.
Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent and any agent of the Issuer, the Note Registrar, the Paying Agent or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent or any such agent shall be affected by notice to the contrary.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer or other parties thereto and the rights of the Holders of the Notes under the Indenture at any time pursuant to the terms and provisions of Article XII of the Base Indenture and Section [ ] of the [Series Name] Indenture Supplement. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Notes or a particular Class of Notes, on behalf of all of the Noteholders, or the Administrative Agent, as applicable, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of any Noteholder.
The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.
Notwithstanding any other provisions herein or in the Indenture, a Holder of this Note will have the right, which is absolute and unconditional, to receive payment of the principal

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of and interest on this Note on the Stated Maturity Date and to institute suit for the enforcement of any such payment, and such right will not be impaired without the consent of the Holder; provided, however, that notwithstanding any other provision of the Indenture to the contrary, the obligation to pay principal of or interest on this Note or any other amount payable to the Holder will be without recourse to the Administrator, the Servicer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary or any Affiliate (other than the Issuer), officer, employee or director of any of them, and the obligation of the Issuer to pay principal of or interest on this Note or any other amount payable to the Holder will be limited to amounts available from the Trust Estate and subject to the priority of payment set forth in the Indenture.
Notwithstanding any other terms of the Indenture or this Note, the obligations of the Issuer hereunder are limited recourse obligations of the Issuer, payable solely from the Trust Estate, and following realization of the Trust Estate and application of the proceeds thereof in accordance with the terms of the Indenture, the Holder hereof shall not be entitled to take any further steps to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished and shall not thereafter revive. No Holder of this Note shall have recourse for the payment of any amount owing in respect of this Note or the Indenture or for any action or inaction of the Issuer against any officer, director, employee, shareholder, stockholder or incorporator of the Issuer or any of their successors or assigns for any amounts payable under this Note or the Indenture. The foregoing provisions of this Note shall not (i) prevent recourse to the Trust Estate for the sums due or to become due under any security, instrument or agreement which is part of the Trust Estate, (ii) save as specifically provided therein, constitute a waiver, release or discharge of any indebtedness or obligation evidenced by this Note or secured by the Indenture, or (iii) limit the right of any Person, to name the Issuer as a party defendant in any proceeding or in the exercise of any other remedy under this Note or the Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against any such Person or entity.

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ASSIGNMENT
Social Security or taxpayer I.D. or other identifying number of assignee: ___________________
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:
                (name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, ___________________ attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.
Dated: _________________

    Signature Guaranteed:
    _________________*/
*/NOTICE:    The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of STAMP.

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Schedule to Series [ ], Class [__] Note
dated as of [_____], 20[__]
of loanDepot FAMSR Master Trust

[Interim Payment Date] [Payment Date] [Payment Date of Additional Note Balance/Decrease Note Balance	Aggregate Amount of [principal payment] [Funding of VFN Principal Balance Increase] on Class [__] Notes	[Percentage Interest in] Aggregate Note Balance of the Class [__] Notes following [advance/] payment	[Percentage of Interest in] Aggregate Note Balance of this Class [__] Note following [advance/] payment	Note Balance of Note following [advance/] payment

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Exhibit A-2
FORM OF DEFINITIVE NOTE RULE 144A

Class [___] Note	Initial Note Balance: $[___]
Note Number: [_____]	[Maximum VFN Principal Balance: $[____] ] [or such other amount as contemplated by the definition of Maximum VFN Principal Balance as set forth in the [Insert Series Name] Indenture Supplement]
[CUSIP No.:]
[ISIN No.:]

THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE [MAXIMUM VFN PRINCIPAL BALANCE] [INITIAL NOTE BALANCE] SHOWN ON THE FACE HEREOF.
THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. THE ISSUER HAS NOT AGREED TO REGISTER THE NOTES UNDER THE 1933 ACT, TO QUALIFY THE NOTES UNDER THE SECURITIES LAWS OF ANY STATE OR TO PROVIDE REGISTRATION RIGHTS TO ANY NOTEHOLDER.
THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) FOR SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE 1933 ACT, TO A PERSON THAT IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, IN EACH CASE IN COMPLIANCE WITH THE REQUIREMENTS OF THE INDENTURE AND APPLICABLE STATE SECURITIES LAWS.
EACH HOLDER OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN SHALL DELIVER TO THE INDENTURE TRUSTEE AND THE NOTE REGISTRAR A CERTIFICATION TO THE EFFECT THAT EITHER (I) IT IS NOT AND IS NOT ACQUIRING, HOLDING OR TRANSFERRING THIS NOTE OR ANY BENEFICIAL
    Exhibit A-2-1
LEGAL02/47576684V4

INTEREST HEREIN ON BEHALF OF, OR USING THE ASSETS OF, (I) ANY “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR ANY PLAN AS DEFINED IN SECTION 4975(e)(1) OF THE CODE, AN ENTITY THAT IS DEEMED TO HOLD THE ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR PLAN PURSUANT TO 29 CFR SECTION 2510-3.101 AS MODIFIED BY SECTION 3(42) OF ERISA (THE “PLAN ASSET REGULATIONS”), WHICH EMPLOYEE BENEFIT PLAN, PLAN OR ENTITY IS SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (EACH, A “PLAN”), OR A GOVERNMENTAL, NON-U.S., CHURCH OR OTHER PLAN THAT IS SUBJECT TO ANY U.S. FEDERAL, STATE, LOCAL OR OTHER LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (II)(A) AS OF THE DATE OF PURCHASE OR TRANSFER, IT BELIEVES THAT THIS NOTE IS PROPERLY TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF THE PLAN ASSET REGULATIONS AND AGREES TO SO TREAT THIS NOTE AND (B) THE TRANSFEREE’S ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN WILL SATISFY THE REQUIREMENTS OF PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 OR THE STATUTORY PROHIBITED TRANSACTION EXEMPTION FOR SERVICE PROVIDERS SET FORTH IN SECTION 408(b)(17) OF ERISA AND SECTION 4975(d)(20) OF THE CODE OR ANY SIMILAR CLASS, STATUTORY OR ADMINISTRATIVE EXEMPTION AND WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR, IN THE CASE OF A GOVERNMENTAL, NON-U.S., CHURCH OR OTHER PLAN SUBJECT TO SIMILAR LAW, WILL NOT VIOLATE ANY SIMILAR LAW.
THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SET FORTH IN SECTION 6.5 OF THE BASE INDENTURE AND SECTION [ ] OF THE RELATED INDENTURE SUPPLEMENT UNDER WHICH THIS NOTE IS ISSUED (A COPY OF WHICH IS AVAILABLE FROM THE ISSUER UPON REQUEST). EACH TRANSFEREE OF THIS NOTE SHALL PROVIDE THE NOTE REGISTRAR AND THE ISSUER THE CERTIFICATION[S] REQUIRED BY SECTION 6.5(j) OF THE BASE INDENTURE AND THIS NOTE MAY BE TRANSFERRED ONLY UPON RECEIPT BY THE NOTE REGISTRAR AND INDENTURE TRUSTEE OF SUCH CERTIFICATION. PRIOR TO PURCHASING THIS NOTE, PROSPECTIVE PURCHASERS SHOULD CONSULT WITH COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTIONS FROM THE RESTRICTIONS ON RESALE OR TRANSFER.
THIS NOTE IS A LIMITED RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED TO RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE. THE ISSUER IS NOT PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE. THIS NOTE DOES NOT
    Exhibit A-2-2
LEGAL02/47576684V4

EVIDENCE AN OBLIGATION OF OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE SERVICER, THE INDENTURE TRUSTEE (IN ALL ITS CAPACITIES), THE ADMINISTRATOR OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.
LOANDEPOT FAMSR MASTER TRUST
MSR COLLATERALIZED NOTES, SERIES [     ]
CLASS [___] NOTE
loanDepot FAMSR Master Trust, a Delaware statutory trust (the “Issuer”), for value received, hereby promises to pay to [______________], or registered assigns (the “Noteholder”), [interest, fees and principal as provided in the Indenture] [the principal sum of [__________] $[________], or such part thereof as may be advanced and outstanding hereunder and to pay interest on such principal sum or such part thereof as shall remain unpaid from time to time, at the rate and at the times provided in the Indenture].
Principal of this Note is payable on each applicable [Interim Payment Date and] Payment Date as set forth in Section[s] [4.4] and 4.5 of the Base Indenture and Section [ ] of the [Series Name] Indenture Supplement. The Outstanding Note Balance of this Note bears interest at the applicable Note Interest Rate as set forth in the Indenture. On each applicable [Interim Payment Date and] Payment Date, in accordance with the terms and provisions of the Indenture, interest on this Note will be paid as set forth in Section[s] [4.4] and 4.5 of the Base Indenture and Section [ ] of the [Series Name] Indenture Supplement.
Capitalized terms used but not defined herein have the meanings set forth in the Base Indenture (as may be amended, restated, supplemented or otherwise modified from time to time, the “Base Indenture”), dated as of November 14, 2025, among the Issuer, Citibank, N.A. (“Citibank”), as Indenture Trustee (the “Indenture Trustee”), Calculation Agent (the “Calculation Agent”), Paying Agent (the “Paying Agent”) and Securities Intermediary (the “Securities Intermediary”), loanDepot.com, LLC (“loanDepot”), as Administrator (the “Administrator”) and as Servicer (the “Servicer”), and Nomura Corporate Funding Americas, LLC (“NCFA”), as Administrative Agent (the “Administrative Agent”) and consented to by NCFA, as Noteholder of [***]% of the Outstanding VFNs, and an Indenture Supplement (as may be amended, restated, supplemented or otherwise modified from time to time, the “[Insert Series Name] Indenture Supplement” and together with the Base Indenture, the “Indenture”), dated as of [_____], 20[__], by and among [insert parties to Indenture Supplement].
[In the event of a VFN Principal Balance increase funded by the Noteholders, the Noteholder of this Note shall, and is hereby authorized to, record on the schedule attached to this Note the date and amount of any VFN Principal Balance increase funded by it, and each repayment thereof; provided, that failure to make any such recordation on such schedule or any error in such schedule shall not adversely affect any Noteholder’s rights with respect to the VFN Principal Balance and its right to receive interest payments in respect thereof.]
    Exhibit A-2-3
LEGAL02/47576684V4

[By its acceptance of this Note, each Noteholder covenants and agrees, until the termination of the Revolving Period, on each Funding Date or each Limited Funding Date to advance amounts in respect of any VFN Principal Balance increase hereunder to the Issuer, subject to and in accordance with the terms of the Indenture.]
[In the event of a payment of all or a portion of the Note Balance of this Note, in accordance with the terms and provisions of the Indenture, the Noteholder thereof shall, and is hereby authorized to, record on the schedule attached to this Note the date and amount of the Outstanding Note Balance of this Note following such payment.]
Absent manifest error, the [Note] [VFN Principal] Balance of each Note as set forth in the notations made by the related Noteholder on such Note shall be binding upon the Indenture Trustee, the Note Registrar and the Issuer; provided, that failure by a Noteholder to make such recordation on its Note or any error in such notation shall not adversely affect any Noteholder’s rights with respect to the [Note] [VFN Principal] Balance of its Note and such Noteholder’s right to receive payments in respect of principal and interest in respect thereof.
Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
The statements in the legend set forth above are an integral part of the terms of this Note and by acceptance hereof each Holder of this Note agrees to be subject to and bound by the terms and provisions set forth in such legend.
Unless the certificate of authentication hereon shall have been executed by an Authorized Signatory of the Indenture Trustee and, if an Authenticating Agent has been appointed by the Indenture Trustee pursuant to Section 11.12 of the Base Indenture, by manual signature of such Authenticating Agent, this Note shall not entitle the Noteholder hereof to any benefit under the Indenture and/or be valid for any purpose.
THIS NOTE AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS NOTE, THE RELATIONSHIP OF THE PARTIES HEREUNDER, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

    Exhibit A-2-4
LEGAL02/47576684V4

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Issuer Authorized Officer, as of the date set forth below.
Date:     [_____], 20[__]
loanDepot FAMSR Master Trust, as Issuer

By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee
By:    ______________________________
        Issuer Authorized Officer
    Exhibit A-2-5
LEGAL02/47576684V4

INDENTURE TRUSTEE’S
CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the Class designated herein and referred to in the within-mentioned Indenture.

Date: [_____], 20[__]    CITIBANK, N.A., not in its individual capacity but solely as Indenture Trustee

By:
Title:    Authorized Signatory of Indenture Trustee

AUTHENTICATING AGENT’S
CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the Class designated herein and referred to in the within-mentioned Indenture.

Date: [_____], 20[__]    CITIBANK, N.A., not in its individual capacity but solely as Authenticating Agent

    By:
Title: Authorized Signatory of Authenticating Agent

    Exhibit A-2-6
LEGAL02/47576684V4

[REVERSE OF NOTE]
This Note is one of the duly authorized Class [__] Notes of the Issuer, designated as its loanDepot FAMSR Master Trust MSR Collateralized Notes, Series [__], Class [__] (herein called the “Class [__] Notes”), all issued under the Indenture. Reference is hereby made to the Indenture for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary and the Holders of the Notes. To the extent that any provision of this Note contradicts or is inconsistent with the provisions of the Indenture, the provisions of the Indenture shall control and supersede such contradictory or inconsistent provision herein. The Notes are subject to all terms of the Indenture.
The payments on the Class [__] Notes are [senior to the Class [__] Notes, the Class [__] Notes and the Class [__] Notes][, and subordinate to the Class [__] Notes, the Class [__] Notes and the Class [__] Notes], as and to the extent provided in the Indenture.
The principal of and interest and fees on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied in accordance with the Indenture.
The entire unpaid principal amount and all accrued and unpaid interest and fees of this Note shall be due and payable on the earlier of (i) any Redemption Payment Date as set forth in Section 13.1 of the Base Indenture [or in Section [ ] of the [Series Name] Indenture Supplement] and (ii) the Stated Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount and all accrued and unpaid interest of the Notes shall be immediately due and payable on the date on which an Event of Default of the kind specified in clauses (b), (c) or (s) of Section 8.1 of the Base Indenture occurs, and, if any other Event of Default occurs and is continuing, then and in each and every such case, either the Indenture Trustee or the requisite percentage of Noteholders of each Series, by notice in writing to the Issuer (and to the Indenture Trustee if given by the Holders), may declare all Notes to be immediately due and payable in the manner provided in the Indenture. All applicable principal payments on the Notes shall be made to the Holders of the Notes entitled thereto in accordance with the terms of the Indenture.
The Trust Estate secures this Class [__] Note and all other Class [__] Notes equally and ratably without prejudice, priority or distinction between any Class [__] Note and any other Class [__] Note. The Notes are limited recourse obligations of the Issuer and are limited in right of payment to amounts available from the Trust Estate, as provided in the Indenture. The Issuer shall not otherwise be liable for payments on the Notes, and none of the owners, agents, officers, directors, employees, or successors or assigns of the Issuer shall be personally liable for any amounts payable, or performance due, under the Notes or the Indenture.
Any payment of interest or principal on this Note shall be paid on the applicable [Interim Payment Date and] Payment Date as set forth in the Indenture to the Person in whose name this Note (or one or more predecessor Notes) is registered in the Note Register as of the close of business on the related Record Date by wire transfer in immediately available funds to
    Exhibit A-2-7
LEGAL02/47576684V4

the account specified in writing by the related Noteholder to the extent provided by the Indenture and otherwise by check mailed to the Noteholder.
[Any reduction in the Note Balance of this Note (or any one or more predecessor Notes) effected by any payments made on any applicable [Interim Payment Date and] Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.]
[Any reduction in the Maximum VFN Principal Balance or the VFN Principal Balance, as the case may be, of this Class [ ] Note (or any one or more predecessor Notes) effected by any payments made with respect thereto or otherwise pursuant to the terms of the Indenture shall be binding upon all future Holders of this Class [ ] Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. Any VFN Principal Balance increase of this Class [ ] Note (or any one or more predecessor Notes) effected by payments to the Issuer shall be binding upon the Issuer and shall inure to the benefit of all future Holders of this Class [ ] Note and of any Note issued upon the registration of transfer hereof or exchange hereof or in lieu hereof, whether or not noted hereon.]
As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Securities Transfer Agent’s Medallion Program (“STAMP”), and thereupon one or more new Notes of authorized denominations and in the same [aggregate principal amount] [VFN Principal Balance] will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Issuer may require the Noteholder to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.
Each Noteholder, by acceptance of a Note or a beneficial ownership interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or Owner Trustee in their individual capacities, (ii) any owner of a beneficial ownership interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or “control person” within the meaning of the 1933 Act and the Securities Exchange Act of 1934, as amended, of the Indenture Trustee or Owner Trustee in its individual capacity, any holder of a beneficial ownership interest in the Issuer or the Indenture Trustee or Owner Trustee or of any successor or assign of the Indenture Trustee or Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid
    Exhibit A-2-8
LEGAL02/47576684V4

consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.
Each Noteholder, by accepting a Note and each Note Owner by accepting a Note or a beneficial interest in a Note agrees that it will not at any time prior to the date which is one year and one day, or, if longer, the applicable preference period then in effect, after the payment in full of all the Notes, institute against the Issuer, or join in any institution against the Issuer of, any receivership, insolvency, bankruptcy or other similar proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes and this Indenture

    The Issuer has entered into the Indenture and this Note is issued with the intention that, for United States federal, state and local income and franchise tax purposes, the Notes will qualify as indebtedness secured by the Collateral. Each Noteholder, by its acceptance of a Note, and each purchaser of a beneficial interest therein, by accepting such beneficial interest, agrees to treat such Notes as debt for United States federal, state and local income and franchise tax purposes, unless otherwise required by Applicable Law in a proceeding of final determination.
Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent and any agent of the Issuer, the Note Registrar, the Paying Agent or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent or any such agent shall be affected by notice to the contrary.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer or other parties thereto and the rights of the Holders of the Notes under the Indenture at any time pursuant to the terms and provisions of Article XII of the Base Indenture and Section [ ] of the [Series Name] Indenture Supplement. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Notes or a particular Class of Notes, on behalf of all of the Noteholders, or the Administrative Agent, as applicable, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of any Noteholder.
The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.
    Exhibit A-2-9
LEGAL02/47576684V4

[For any Note issued in definitive form] [This Note is issuable only in definitive form in denominations as provided in the [Series Name] Indenture Supplement, subject to certain limitations therein set forth.]
Notwithstanding any other provisions herein or in the Indenture, a Holder of this Note will have the right, which is absolute and unconditional, to receive payment of the principal of and interest on this Note on the Stated Maturity Date and to institute suit for the enforcement of any such payment, and such right will not be impaired without the consent of the Holder; provided, however, that notwithstanding any other provision of the Indenture to the contrary, the obligation to pay principal of or interest on this Note or any other amount payable to the Holder will be without recourse to the Administrator, the Servicer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary or any Affiliate (other than the Issuer), officer, employee or director of any of them, and the obligation of the Issuer to pay principal of or interest on this Note or any other amount payable to the Holder will be limited to amounts available from the Trust Estate and subject to the priority of payment set forth in the Indenture.
Notwithstanding any other terms of the Indenture or this Note, the obligations of the Issuer hereunder are limited recourse obligations of the Issuer, payable solely from the Trust Estate, and following realization of the Trust Estate and application of the proceeds thereof in accordance with the terms of the Indenture, the Holder hereof shall not be entitled to take any further steps to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished and shall not thereafter revive. No Holder of this Note shall have recourse for the payment of any amount owing in respect of this Note or the Indenture or for any action or inaction of the Issuer against any officer, director, employee, shareholder, stockholder or incorporator of the Issuer or any of their successors or assigns for any amounts payable under this Note or the Indenture. The foregoing provisions of this Note shall not (i) prevent recourse to the Trust Estate for the sums due or to become due under any security, instrument or agreement which is part of the Trust Estate, (ii) save as specifically provided therein, constitute a waiver, release or discharge of any indebtedness or obligation evidenced by this Note or secured by the Indenture, or (iii) limit the right of any Person, to name the Issuer as a party defendant in any proceeding or in the exercise of any other remedy under this Note or the Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against any such Person or entity.

    Exhibit A-2-10
LEGAL02/47576684V4

ASSIGNMENT
Social Security or taxpayer I.D. or other identifying number of assignee: ___________________
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:
                (name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, ___________________ attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.
Dated: _________________

    Signature Guaranteed:
    _________________*/
*/NOTICE:    The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of STAMP.

    Exhibit A-2-11
LEGAL02/47576684V4

Schedule to Series [    ], Class [__] Note
dated as of [_____], 20[__]
of loanDepot FAMSR Master Trust

[Interim Payment Date] [Payment Date] [Payment Date of Additional Note Balance/Decrease Note Balance	Aggregate Amount of [principal payment] [Funding of VFN Principal Balance Increase] on Class [__] Notes	[Percentage Interest in] Aggregate Note Balance of the Class [__] Notes following [advance/] payment	[Percentage of Interest in] Aggregate Note Balance of this Class [__] Note following [advance/] payment	Note Balance of Note following [advance/] payment

    Exhibit A-2-12
LEGAL02/47576684V4

Exhibit A-3

FORM OF GLOBAL REGULATION S NOTE

Class [___] Note	Initial Note Balance: $[___]
Note Number: [_____]	[Maximum VFN Principal Balance: $[____] ] [or such other amount as contemplated by the definition of Maximum VFN Principal Balance as set forth in the [Insert Series Name] Indenture Supplement]
[CUSIP No.:]
[ISIN No.:]

THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTE BALANCE SHOWN ON THE FACE HEREOF.
THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. THE ISSUER HAS NOT AGREED TO REGISTER THE NOTES UNDER THE 1933 ACT, TO QUALIFY THE NOTES UNDER THE SECURITIES LAWS OF ANY STATE OR TO PROVIDE REGISTRATION RIGHTS TO ANY NOTEHOLDER.
THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) PURSUANT TO REGULATION S OF THE 1933 ACT IN AN OFF-SHORE TRANSACTION AS DEFINED IN REGULATION S OF THE 1933 ACT TO A PERSON THAT IS NOT A U.S. PERSON AS DEFINED IN REGULATION S OF THE 1933 ACT OR (C) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, IN EACH CASE IN COMPLIANCE WITH THE REQUIREMENTS OF THE INDENTURE AND APPLICABLE STATE SECURITIES LAWS.
EACH HOLDER OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN SHALL BE DEEMED TO REPRESENT THAT EITHER (I) IT IS NOT AND IS NOT ACQUIRING, HOLDING OR TRANSFERRING THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN ON BEHALF OF, OR USING THE ASSETS OF, ANY “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR
    Exhibit A-3-1
LEGAL02/47576684V4

ANY PLAN AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AN ENTITY THAT IS DEEMED TO HOLD THE ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR PLAN PURSUANT TO 29 CFR SECTION 2510-3.101 AS MODIFIED BY SECTION 3(42) OF ERISA (THE “PLAN ASSET REGULATIONS”), WHICH EMPLOYEE BENEFIT PLAN, PLAN OR ENTITY IS SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (EACH, A “PLAN”), OR A GOVERNMENTAL, NON-U.S., CHURCH OR OTHER PLAN THAT IS SUBJECT TO ANY U.S. FEDERAL, STATE, LOCAL OR OTHER LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (II)(A) AS OF THE DATE OF PURCHASE OR TRANSFER, IT BELIEVES THAT THIS NOTE IS PROPERLY TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF THE PLAN ASSET REGULATIONS AND AGREES TO SO TREAT THIS NOTE AND (B) THE TRANSFEREE’S ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN WILL SATISFY THE REQUIREMENTS OF PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 OR THE STATUTORY PROHIBITED TRANSACTION EXEMPTION FOR SERVICE PROVIDERS SET FORTH IN SECTION 408(b)(17) OF ERISA AND SECTION 4975(d)(20) OF THE CODE OR ANY SIMILAR CLASS, STATUTORY OR ADMINISTRATIVE EXEMPTION AND WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR, IN THE CASE OF A GOVERNMENTAL, NON-U.S., CHURCH OR OTHER PLAN SUBJECT TO SIMILAR LAW, WILL NOT VIOLATE ANY SIMILAR LAW.
    Exhibit A-3-2
LEGAL02/47576684V4

THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SET FORTH IN SECTION 6.5 OF THE BASE INDENTURE AND SECTION [ ] OF THE RELATED INDENTURE SUPPLEMENT UNDER WHICH THIS NOTE IS ISSUED (A COPY OF WHICH IS AVAILABLE FROM THE ISSUER UPON REQUEST). EACH TRANSFEREE OF THIS NOTE SHALL PROVIDE THE NOTE REGISTRAR AND THE ISSUER THE CERTIFICATION REQUIRED BY SECTION 6.5(i) OF THE BASE INDENTURE AND THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED IN AN OFF-SHORE TRANSACTION AS DEFINED IN THE 1933 ACT TO A PERSON WHO TAKES DELIVERY IN THE FORM OF AN INTEREST IN A RULE 144A NOTE OR (IN CERTAIN LIMITED CIRCUMSTANCES) A DEFINITIVE NOTE ONLY (IN THE CASE OF AN INTEREST IN A RULE 144A GLOBAL NOTE) IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN SECTION 6.5 OF THE BASE INDENTURE AND (IN THE CASE OF A DEFINITIVE NOTE) UPON RECEIPT BY THE NOTE REGISTRAR AND INDENTURE TRUSTEE OF SUCH CERTIFICATION. PRIOR TO PURCHASING THIS NOTE, PROSPECTIVE PURCHASERS SHOULD CONSULT WITH COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTIONS FROM THE RESTRICTIONS ON RESALE OR TRANSFER.
THIS NOTE IS A LIMITED RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED TO RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE. THE ISSUER IS NOT PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE. THIS NOTE DOES NOT EVIDENCE AN OBLIGATION OF OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE SERVICER, THE INDENTURE TRUSTEE, THE CALCULATION AGENT, THE PAYING AGENT, THE SECURITIES INTERMEDIARY, THE ADMINISTRATOR OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.
UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”) TO THE NOTE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

    Exhibit A-3-3
LEGAL02/47576684V4

LOANDEPOT FAMSR MASTER TRUST
MSR COLLATERALIZED NOTES, SERIES [        ]
CLASS [___] NOTE
loanDepot FAMSR Master Trust, a Delaware statutory trust (the “Issuer”), for value received, hereby promises to pay to [______________], or registered assigns (the “Noteholder”), [interest, fees and principal as provided in the Indenture] [the principal sum of [__________] $[________], or such part thereof as may be advanced and outstanding hereunder and to pay interest on such principal sum or such part thereof as shall remain unpaid from time to time, at the rate and at the times provided in the Indenture].
        Principal of this Note is payable on each applicable Payment Date as set forth in Section[s] [4.4] and 4.5 of the Base Indenture and Section [ ] of the [Series Name] Indenture Supplement. The Outstanding Note Balance of this Note bears interest at the applicable Note Interest Rate as set forth in the Indenture. On each applicable [Interim Payment Date and] Payment Date, in accordance with the terms and provisions of the Indenture, interest on this Note will be paid as set forth in Section[s] [4.4] and 4.5 of the Base Indenture and Section [ ] of the [Series Name] Indenture Supplement.

Capitalized terms used but not defined herein have the meanings set forth in the Base Indenture (as may be amended, restated, supplemented or otherwise modified from time to time, the “Base Indenture”), dated as of November 14, 2025, among the Issuer, Citibank, N.A. (“Citibank”), as Indenture Trustee (the “Indenture Trustee”), Calculation Agent (the “Calculation Agent”), Paying Agent (the “Paying Agent”) and Securities Intermediary (the “Securities Intermediary”), loanDepot.com, LLC (“loanDepot”), as Administrator (the “Administrator”) and as Servicer (the “Servicer”), and Nomura Corporate Funding Americas, LLC (“NCFA”), as Administrative Agent (the “Administrative Agent”) and consented to by NCFA, as Noteholder of [***]% of the Outstanding VFNs, and an Indenture Supplement (as may be amended, restated, supplemented or otherwise modified from time to time, the “[Insert Series Name] Indenture Supplement” and together with the Base Indenture, the “Indenture”), dated as of [_____], 20[__], by and among [insert parties to Indenture Supplement].
[In the event of a VFN Principal Balance increase funded by the Noteholders, the Noteholder of this Note shall, and is hereby authorized to, record on the schedule attached to this Note the date and amount of any VFN Principal Balance increase funded by it, and each repayment thereof; provided, that failure to make any such recordation on such schedule or any error in such schedule shall not adversely affect any Noteholder’s rights with respect to the VFN Principal Balance and its right to receive interest payments in respect thereof.]
[By its acceptance of this Note, each Noteholder covenants and agrees, until the termination of the Revolving Period, on each Funding Date or each Limited Funding Date to advance amounts in respect of any VFN Principal Balance increase hereunder to the Issuer, subject to and in accordance with the terms of the Indenture.]
    Exhibit A-3-4
LEGAL02/47576684V4

[In the event of a payment of all or a portion of the Note Balance of this Note, in accordance with the terms and provisions of the Indenture, the Noteholder thereof shall, and is hereby authorized to, record on the schedule attached to this Note the date and amount of the Outstanding Note Balance of this Note following such payment.]
Absent manifest error, the [Note] [VFN Principal] Balance of each Note as set forth in the notations made by the related Noteholder on such Note shall be binding upon the Indenture Trustee, the Note Registrar and the Issuer; provided, that failure by a Noteholder to make such recordation on its Note or any error in such notation shall not adversely affect any Noteholder’s rights with respect to the [Note] [VFN Principal] Balance of its Note and such Noteholder’s right to receive payments in respect of principal and interest in respect thereof.
Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
The statements in the legend set forth above are an integral part of the terms of this Note and by acceptance hereof each Holder of this Note agrees to be subject to and bound by the terms and provisions set forth in such legend.
    This Note is a Regulation S Global Note deposited with DTC acting as Depository, and registered in the name of Cede & Co., a nominee of DTC, and Cede & Co., as holder of record of this Note, shall be entitled to receive payments of principal and interest, other than principal and interest due at the maturity date, by wire transfer of immediately available funds.
    The statements in the legend relating to DTC set forth above are an integral part of the terms of this Note and by acceptance thereof each holder of this Note agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.
Unless the certificate of authentication hereon shall have been executed by an Authorized Signatory of the Indenture Trustee and, if an Authenticating Agent has been appointed by the Indenture Trustee pursuant to Section 11.12 of the Base Indenture, by manual signature of such Authenticating Agent, this Note shall not entitle the Noteholder hereof to any benefit under the Indenture and/or be valid for any purpose.
THIS NOTE AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS NOTE, THE RELATIONSHIP OF THE PARTIES HEREUNDER, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
    Exhibit A-3-5
LEGAL02/47576684V4

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Issuer Authorized Officer, as of the date set forth below.
Date:     [_____], 20[__]
loanDepot FAMSR Master Trust, as Issuer

By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee
By:    ______________________________
        Issuer Authorized Officer
    Exhibit A-3-6
LEGAL02/47576684V4

INDENTURE TRUSTEE’S
CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the Class designated herein and referred to in the within-mentioned Indenture.

Date: [_____], 20[__]    CITIBANK, N.A., not in its individual capacity but solely as Indenture Trustee

By:
Title:    Authorized Signatory of Indenture Trustee

AUTHENTICATING AGENT’S
CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the Class designated herein and referred to in the within-mentioned Indenture.

Date: [_____], 20[__]    CITIBANK, N.A., not in its individual capacity but solely as Authenticating Agent

    By:
Title:    Authorized Signatory of Authenticating Agent

    Exhibit A-3-7
LEGAL02/47576684V4

[REVERSE OF NOTE]
This Note is one of the duly authorized Class [__] Notes of the Issuer, designated as its loanDepot FAMSR Master Trust MSR Collateralized Notes, Series [__], Class [__] (herein called the “Class [__] Notes”), all issued under the Indenture. Reference is hereby made to the Indenture for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary and the Holders of the Notes. To the extent that any provision of this Note contradicts or is inconsistent with the provisions of the Indenture, the provisions of the Indenture shall control and supersede such contradictory or inconsistent provision herein. The Notes are subject to all terms of the Indenture.
The payments on the Class [__] Notes are [senior to the Class [__] Notes, the Class [__] Notes and the Class [__] Notes][, and subordinate to the Class [__] Notes, the Class [__] Notes and the Class [__] Notes], as and to the extent provided in the Indenture.
The principal of and interest and fees on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied in accordance with the Indenture.
The entire unpaid principal amount and all accrued and unpaid interest and fees of this Note shall be due and payable on the earlier of (i) any Redemption Payment Date as set forth in Section 13.1 of the Base Indenture [or in Section [ ] of the [Series Name] Indenture Supplement] and (ii) the Stated Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount and all accrued and unpaid interest of the Notes shall be immediately due and payable on the date on which an Event of Default of the kind specified in clauses (b), (c) or (s) of Section 8.1 of the Base Indenture occurs, and, if any other Event of Default occurs and is continuing, then and in each and every such case, either the Indenture Trustee or the requisite percentage of Noteholders of each Series, by notice in writing to the Issuer (and to the Indenture Trustee if given by the Holders), may declare all Notes to be immediately due and payable in the manner provided in the Indenture. All applicable principal payments on the Notes shall be made to the Holders of the Notes entitled thereto in accordance with the terms of the Indenture.
The Trust Estate secures this Class [__] Note and all other Class [__] Notes equally and ratably without prejudice, priority or distinction between any Class [__] Note and any other Class [__] Note. The Notes are limited recourse obligations of the Issuer and are limited in right of payment to amounts available from the Trust Estate, as provided in the Indenture. The Issuer shall not otherwise be liable for payments on the Notes, and none of the owners, agents, officers, directors, employees, or successors or assigns of the Issuer shall be personally liable for any amounts payable, or performance due, under the Notes or the Indenture.
Any payment of interest or principal on this Note shall be paid on the applicable [Interim Payment Date and] Payment Date as set forth in the Indenture to the Person in whose name this Note (or one or more predecessor Notes) is registered in the Note Register as of the close of business on the related Record Date by wire transfer in immediately available funds to
    Exhibit A-3-8
LEGAL02/47576684V4

the account specified in writing by the related Noteholder to the extent provided by the Indenture and otherwise by check mailed to the Noteholder.
[Any reduction in the Note Balance of this Note (or any one or more predecessor Notes) effected by any payments made on any applicable [Interim Payment Date and] Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.]
[Any reduction in the Maximum VFN Principal Balance or the VFN Principal Balance, as the case may be, of this Class [ ] Note (or any one or more predecessor Notes) effected by any payments made with respect thereto or otherwise pursuant to the terms of the Indenture shall be binding upon all future Holders of this Class [ ] Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. Any VFN Principal Balance increase of this Class [ ] Note (or any one or more predecessor Notes) effected by payments to the Issuer shall be binding upon the Issuer and shall inure to the benefit of all future Holders of this Class [ ] Note and of any Note issued upon the registration of transfer hereof or exchange hereof or in lieu hereof, whether or not noted hereon.]
As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Securities Transfer Agent’s Medallion Program (“STAMP”), and thereupon one or more new Notes of authorized denominations and in the same [aggregate principal amount] [VFN Principal Balance] will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Issuer may require the Noteholder to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.
Each Noteholder, by acceptance of a Note or a beneficial ownership interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or Owner Trustee in their individual capacities, (ii) any owner of a beneficial ownership interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or “control person” within the meaning of the 1933 Act and the Securities Exchange Act of 1934, as amended, of the Indenture Trustee or Owner Trustee in its individual capacity, any holder of a beneficial ownership interest in the Issuer or the Indenture Trustee or Owner Trustee or of any successor or assign of the Indenture Trustee or Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid
    Exhibit A-3-9
LEGAL02/47576684V4

consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.
Each Noteholder, by accepting a Note and each Note Owner by accepting a Note or a beneficial interest in a Note agrees that it will not at any time prior to the date which is one year and one day, or, if longer, the applicable preference period then in effect, after the payment in full of all the Notes, institute against the Issuer, or join in any institution against the Issuer of, any receivership, insolvency, bankruptcy or other similar proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes and this Indenture.
    The Issuer has entered into the Indenture and this Note is issued with the intention that, for United States federal, state and local income and franchise tax purposes, the Notes will qualify as indebtedness secured by the Collateral. Each Noteholder, by its acceptance of a Note, and each purchaser of a beneficial interest therein, by accepting such beneficial interest, agrees to treat such Notes as debt for United States federal, state and local income and franchise tax purposes, unless otherwise required by Applicable Law in a proceeding of final determination.
Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent and any agent of the Issuer, the Note Registrar, the Paying Agent or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent or any such agent shall be affected by notice to the contrary.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer or other parties thereto and the rights of the Holders of the Notes under the Indenture at any time pursuant to the terms and provisions of Article XII of the Base Indenture and Section [ ] of the [Series Name] Indenture Supplement. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Notes or a particular Class of Notes, on behalf of all of the Noteholders, or the Administrative Agent, as applicable, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of any Noteholder.
The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.
Notwithstanding any other provisions herein or in the Indenture, a Holder of this Note will have the right, which is absolute and unconditional, to receive payment of the principal
    Exhibit A-3-10
LEGAL02/47576684V4

of and interest on this Note on the Stated Maturity Date and to institute suit for the enforcement of any such payment, and such right will not be impaired without the consent of the Holder; provided, however, that notwithstanding any other provision of the Indenture to the contrary, the obligation to pay principal of or interest on this Note or any other amount payable to the Holder will be without recourse to the Administrator, the Servicer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary or any Affiliate (other than the Issuer), officer, employee or director of any of them, and the obligation of the Issuer to pay principal of or interest on this Note or any other amount payable to the Holder will be limited to amounts available from the Trust Estate and subject to the priority of payment set forth in the Indenture.
Notwithstanding any other terms of the Indenture or this Note, the obligations of the Issuer hereunder are limited recourse obligations of the Issuer, payable solely from the Trust Estate, and following realization of the Trust Estate and application of the proceeds thereof in accordance with the terms of the Indenture, the Holder hereof shall not be entitled to take any further steps to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished and shall not thereafter revive. No Holder of this Note shall have recourse for the payment of any amount owing in respect of this Note or the Indenture or for any action or inaction of the Issuer against any officer, director, employee, shareholder, stockholder or incorporator of the Issuer or any of their successors or assigns for any amounts payable under this Note or the Indenture. The foregoing provisions of this Note shall not (i) prevent recourse to the Trust Estate for the sums due or to become due under any security, instrument or agreement which is part of the Trust Estate, (ii) save as specifically provided therein, constitute a waiver, release or discharge of any indebtedness or obligation evidenced by this Note or secured by the Indenture, or (iii) limit the right of any Person, to name the Issuer as a party defendant in any proceeding or in the exercise of any other remedy under this Note or the Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against any such Person or entity.

    Exhibit A-3-11
LEGAL02/47576684V4

ASSIGNMENT
Social Security or taxpayer I.D. or other identifying number of assignee: ___________________
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:
                (name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, ___________________ attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.
Dated: _________________

    Signature Guaranteed:
    _________________*/
*/NOTICE:    The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of STAMP.

    Exhibit A-3-12
LEGAL02/47576684V4

Schedule to Series [    ], Class [__] Note
dated as of [    ], 20[__]
of loanDepot FAMSR Master Trust

[Interim Payment Date] [Payment Date] [Payment Date of Additional Note Balance/Decrease Note Balance	Aggregate Amount of [principal payment] [Funding of VFN Principal Balance Increase] on Class [__] Notes	[Percentage Interest in] Aggregate Note Balance of the Class [__] Notes following [advance/] payment	[Percentage of Interest in] Aggregate Note Balance of this Class [__] Note following [advance/] payment	Note Balance of Note following [advance/] payment

    Exhibit A-3-13
LEGAL02/47576684V4

Exhibit A-4

FORM OF DEFINITIVE REGULATION S NOTE

Class [___] Note	Initial Note Balance: $[___]
Note Number: [_____]	[Maximum VFN Principal Balance: $[____] ] [or such other amount as contemplated by the definition of Maximum VFN Principal Balance as set forth in the [Insert Series Name] Indenture Supplement]
[CUSIP No.:]
[ISIN No.:]

THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTE BALANCE SHOWN ON THE FACE HEREOF.
THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. THE ISSUER HAS NOT AGREED TO REGISTER THE NOTES UNDER THE 1933 ACT, TO QUALIFY THE NOTES UNDER THE SECURITIES LAWS OF ANY STATE OR TO PROVIDE REGISTRATION RIGHTS TO ANY NOTEHOLDER.
THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) PURSUANT TO REGULATION S OF THE 1933 ACT IN AN OFF-SHORE TRANSACTION AS DEFINED IN THE 1933 ACT TO A PERSON THAT IS NOT A U.S. PERSON AS DEFINED IN REGULATION S OF THE 1933 ACT OR (C) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, IN EACH CASE IN COMPLIANCE WITH THE REQUIREMENTS OF THE INDENTURE AND APPLICABLE STATE SECURITIES LAWS.
EACH HOLDER OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN SHALL DELIVER TO THE INDENTURE TRUSTEE AND THE NOTE REGISTRAR A CERTIFICATION TO THE EFFECT THAT EITHER (I) IT IS NOT AND IS NOT ACQUIRING, HOLDING OR TRANSFERRING THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN ON BEHALF OF, OR USING THE ASSETS OF, (I) ANY EMPLOYEE BENEFIT PLAN AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR
    Exhibit A-4-1

ANY PLAN AS DEFINED IN SECTION 4975(e)(1) OF THE CODE, AN ENTITY THAT IS DEEMED TO HOLD THE ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR PLAN PURSUANT TO 29 CFR SECTION 2510-3.101 AS MODIFIED BY SECTION 3(42) OF ERISA (THE “PLAN ASSET REGULATIONS”), WHICH EMPLOYEE BENEFIT PLAN, PLAN OR ENTITY IS SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (EACH, A “PLAN”), OR A GOVERNMENTAL, NON-U.S., CHURCH OR OTHER PLAN THAT IS SUBJECT TO ANY U.S. FEDERAL, STATE, LOCAL OR OTHER LAW THAT IS SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (II)(A) AS OF THE DATE OF PURCHASE OR TRANSFER, IT BELIEVES THAT THIS NOTE IS PROPERLY TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF THE PLAN ASSET REGULATIONS AND AGREES TO SO TREAT THIS NOTE AND (B) THE TRANSFEREE’S ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN WILL SATISFY THE REQUIREMENTS OF PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 OR THE STATUTORY PROHIBITED TRANSACTION EXEMPTION FOR SERVICE PROVIDERS SET FORTH IN SECTION 408(b)(17) OF ERISA AND SECTION 4975(d)(20) OF THE CODE OR ANY SIMILAR CLASS, STATUTORY OR ADMINISTRATIVE EXEMPTION AND WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR, IN THE CASE OF A GOVERNMENTAL, NON-U.S., CHURCH OR OTHER PLAN SUBJECT TO SIMILAR LAW, WILL NOT VIOLATE ANY SIMILAR LAW.

THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SET FORTH IN SECTION 6.5 OF THE BASE INDENTURE AND SECTION [ ] OF THE RELATED INDENTURE SUPPLEMENT UNDER WHICH THIS NOTE IS ISSUED (A COPY OF WHICH IS AVAILABLE FROM THE ISSUER UPON REQUEST). EACH TRANSFEREE OF THIS NOTE SHALL PROVIDE THE NOTE REGISTRAR AND THE ISSUER THE CERTIFICATION[S] REQUIRED BY SECTION 6.5(j) OF THE BASE INDENTURE AND THIS NOTE MAY BE TRANSFERRED ONLY UPON RECEIPT BY THE NOTE REGISTRAR AND INDENTURE TRUSTEE OF SUCH CERTIFICATION. PRIOR TO PURCHASING THIS NOTE, PROSPECTIVE PURCHASERS SHOULD CONSULT WITH COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTIONS FROM THE RESTRICTIONS ON RESALE OR TRANSFER.
THIS NOTE IS A LIMITED RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED TO RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE. THE ISSUER IS NOT PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE. THIS NOTE DOES NOT EVIDENCE AN OBLIGATION OF OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE SERVICER, THE INDENTURE TRUSTEE, THE CALCULATION AGENT, THE PAYING AGENT, THE SECURITIES
    Exhibit A-4-2

INTERMEDIARY, THE ADMINISTRATOR OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

LOANDEPOT FAMSR MASTER TRUST
MSR COLLATERALIZED NOTES, SERIES[    ]
CLASS [___] NOTE
loanDepot FAMSR Master Trust, a Delaware statutory trust (the “Issuer”), for value received, hereby promises to pay to [______________], or registered assigns (the “Noteholder”), [interest, fees and principal as provided in the Indenture] [the principal sum of [__________] $[________], or such part thereof as may be advanced and outstanding hereunder and to pay interest on such principal sum or such part thereof as shall remain unpaid from time to time, at the rate and at the times provided in the Indenture].
Principal of this Note is payable on each applicable [Interim Payment Date and] Payment Date as set forth in Section[s] [4.4] and 4.5 of the Base Indenture and Section [ ] of the [Series Name] Indenture Supplement. The Outstanding Note Balance of this Note bears interest at the applicable Note Interest Rate as set forth in the Indenture. On each applicable [Interim Payment Date and] Payment Date, in accordance with the terms and provisions of the Indenture, interest on this Note will be paid as set forth in Section[s] [4.4] and 4.5 of the Base Indenture and Section [ ] of the [Series Name] Indenture Supplement.
Capitalized terms used but not defined herein have the meanings set forth in the Base Indenture (as may be amended, restated, supplemented or otherwise modified from time to time, the “Base Indenture”), dated as of November 14, 2025, among the Issuer, Citibank, N.A. (“Citibank”), as Indenture Trustee (the “Indenture Trustee”), Calculation Agent (the “Calculation Agent”), Paying Agent (the “Paying Agent”) and Securities Intermediary (the “Securities Intermediary”), loanDepot.com, LLC (“loanDepot”), as Administrator (the “Administrator”) and as Servicer (the “Servicer”), and Nomura Corporate Funding Americas, LLC (“NCFA”), as Administrative Agent (the “Administrative Agent”) and consented to by NCFA, as Noteholder of [***]% of the Outstanding VFNs, and an Indenture Supplement (as may be amended, restated, supplemented or otherwise modified from time to time, the “[Insert Series Name] Indenture Supplement” and together with the Base Indenture, the “Indenture”), dated as of [_____], 20[__], by and among [insert parties to Indenture Supplement].
[In the event of a VFN Principal Balance increase funded by the Noteholders, the Noteholder of this Note shall, and is hereby authorized to, record on the schedule attached to this Note the date and amount of any VFN Principal Balance increase funded by it, and each repayment thereof; provided, that failure to make any such recordation on such schedule or any
    Exhibit A-4-3

error in such schedule shall not adversely affect any Noteholder’s rights with respect to the VFN Principal Balance and its right to receive interest payments in respect thereof.]
[By its acceptance of this Note, each Noteholder covenants and agrees, until the termination of the Revolving Period, on each Funding Date or each Limited Funding Date to advance amounts in respect of any VFN Principal Balance increase hereunder to the Issuer, subject to and in accordance with the terms of the Indenture.]
[In the event of a payment of all or a portion of the Note Balance of this Note, in accordance with the terms and provisions of the Indenture, the Noteholder thereof shall, and is hereby authorized to, record on the schedule attached to this Note the date and amount of the Outstanding Note Balance of this Note following such payment.]
Absent manifest error, the [Note] [VFN Principal] Balance of each Note as set forth in the notations made by the related Noteholder on such Note shall be binding upon the Indenture Trustee, the Note Registrar and the Issuer; provided, that failure by a Noteholder to make such recordation on its Note or any error in such notation shall not adversely affect any Noteholder’s rights with respect to the [Note] [VFN Principal] Balance of its Note and such Noteholder’s right to receive payments in respect of principal and interest in respect thereof.
Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
The statements in the legend set forth above are an integral part of the terms of this Note and by acceptance hereof each Holder of this Note agrees to be subject to and bound by the terms and provisions set forth in such legend.
Unless the certificate of authentication hereon shall have been executed by an Authorized Signatory of the Indenture Trustee and, if an Authenticating Agent has been appointed by the Indenture Trustee pursuant to Section 11.12 of the Base Indenture, by manual signature of such Authenticating Agent, this Note shall not entitle the Noteholder hereof to any benefit under the Indenture and/or be valid for any purpose.
THIS NOTE AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS NOTE, THE RELATIONSHIP OF THE PARTIES HEREUNDER, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

    Exhibit A-4-4

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Issuer Authorized Officer, as of the date set forth below.
Date:     [_____], 20[__]
loanDepot FAMSR Master Trust, as Issuer

By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee
By:    ______________________________
        Issuer Authorized Officer

    Exhibit A-4-5

INDENTURE TRUSTEE’S
CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the Class designated herein and referred to in the within-mentioned Indenture.

Date: [_____], 20[__]    CITIBANK, N.A., not in its individual capacity but solely as Indenture Trustee

By:
Title:    Authorized Signatory of Indenture Trustee

AUTHENTICATING AGENT’S
CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the Class designated herein and referred to in the within-mentioned Indenture.

Date: [_____], 20[__]    CITIBANK, N.A., not in its individual capacity but solely as Authenticating Agent

    By:
Title:    Authorized Signatory of Authenticating Agent

    Exhibit A-4-6

[REVERSE OF NOTE]
This Note is one of the duly authorized Class [__] Notes of the Issuer, designated as its loanDepot FAMSR Master Trust MSR Collateralized Notes, Series [__], Class [__] (herein called the “Class [__] Notes”), all issued under the Indenture. Reference is hereby made to the Indenture for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary and the Holders of the Notes. To the extent that any provision of this Note contradicts or is inconsistent with the provisions of the Indenture, the provisions of the Indenture shall control and supersede such contradictory or inconsistent provision herein. The Notes are subject to all terms of the Indenture.
The payments on the Class [__] Notes are [senior to the Class [__] Notes, the Class [__] Notes and the Class [__] Notes][, and subordinate to the Class [__] Notes, the Class [__] Notes and the Class [__] Notes], as and to the extent provided in the Indenture.
The principal of and interest and fees on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied in accordance with the Indenture.
The entire unpaid principal amount and all accrued and unpaid interest and fees of this Note shall be due and payable on the earlier of (i) any Redemption Payment Date as set forth in Section 13.1 of the Base Indenture [or in Section [ ] of the [Series Name] Indenture Supplement] and (ii) the Stated Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount and all accrued and unpaid interest of the Notes shall be immediately due and payable on the date on which an Event of Default of the kind specified in clauses (b), (c) or (s) of Section 8.1 of the Base Indenture occurs, and, if any other Event of Default occurs and is continuing, then and in each and every such case, either the Indenture Trustee or the requisite percentage of Noteholders of each Series, by notice in writing to the Issuer (and to the Indenture Trustee if given by the Holders), may declare all Notes to be immediately due and payable in the manner provided in the Indenture. All applicable principal payments on the Notes shall be made to the Holders of the Notes entitled thereto in accordance with the terms of the Indenture.
The Trust Estate secures this Class [__] Note and all other Class [__] Notes equally and ratably without prejudice, priority or distinction between any Class [__] Note and any other Class [__] Note. The Notes are limited recourse obligations of the Issuer and are limited in right of payment to amounts available from the Trust Estate, as provided in the Indenture. The Issuer shall not otherwise be liable for payments on the Notes, and none of the owners, agents, officers, directors, employees, or successors or assigns of the Issuer shall be personally liable for any amounts payable, or performance due, under the Notes or the Indenture.
Any payment of interest or principal on this Note shall be paid on the applicable [Interim Payment Date and] Payment Date as set forth in the Indenture to the Person in whose name this Note (or one or more predecessor Notes) is registered in the Note Register as of the close of business on the related Record Date by wire transfer in immediately available funds to
    Exhibit A-4-7

the account specified in writing by the related Noteholder to the extent provided by the Indenture and otherwise by check mailed to the Noteholder.
[Any reduction in the Note Balance of this Note (or any one or more predecessor Notes) effected by any payments made on any applicable [Interim Payment Date and] Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.]
[Any reduction in the Maximum VFN Principal Balance or the VFN Principal Balance, as the case may be, of this Class [ ] Note (or any one or more predecessor Notes) effected by any payments made with respect thereto or otherwise pursuant to the terms of the Indenture shall be binding upon all future Holders of this Class [ ] Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. Any VFN Principal Balance increase of this Class [ ] Note (or any one or more predecessor Notes) effected by payments to the Issuer shall be binding upon the Issuer and shall inure to the benefit of all future Holders of this Class [ ] Note and of any Note issued upon the registration of transfer hereof or exchange hereof or in lieu hereof, whether or not noted hereon.]
As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Securities Transfer Agent’s Medallion Program (“STAMP”), and thereupon one or more new Notes of authorized denominations and in the same [aggregate principal amount] [VFN Principal Balance] will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Issuer may require the Noteholder to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.
Each Noteholder, by acceptance of a Note or a beneficial ownership interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or Owner Trustee in their individual capacities, (ii) any owner of a beneficial ownership interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or “control person” within the meaning of the 1933 Act and the Securities Exchange Act of 1934, as amended, of the Indenture Trustee or Owner Trustee in its individual capacity, any holder of a beneficial ownership interest in the Issuer or the Indenture Trustee or Owner Trustee or of any successor or assign of the Indenture Trustee or Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid
    Exhibit A-4-8

consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.
Each Noteholder, by accepting a Note and each Note Owner by accepting a Note or a beneficial interest in a Note agrees that it will not at any time prior to the date which is one year and one day, or, if longer, the applicable preference period then in effect, after the payment in full of all the Notes, institute against the Issuer, or join in any institution against the Issuer of, any receivership, insolvency, bankruptcy or other similar proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes and this Indenture.
    The Issuer has entered into the Indenture and this Note is issued with the intention that, for United States federal, state and local income and franchise tax purposes, the Notes will qualify as indebtedness secured by the Collateral. Each Noteholder, by its acceptance of a Note, and each purchaser of a beneficial interest therein, by accepting such beneficial interest, agrees to treat such Notes as debt for United States federal, state and local income and franchise tax purposes, unless otherwise required by Applicable Law in a proceeding of final determination.
Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent and any agent of the Issuer, the Note Registrar, the Paying Agent or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent or any such agent shall be affected by notice to the contrary.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer or other parties thereto and the rights of the Holders of the Notes under the Indenture at any time pursuant to the terms and provisions of Article XII of the Base Indenture and Section [ ] of the [Series Name] Indenture Supplement. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Notes or a particular Class of Notes, on behalf of all of the Noteholders, or the Administrative Agent, as applicable, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of any Noteholder.
The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.
    Exhibit A-4-9

[For any Note issued in definitive form] [This Note is issuable only in definitive form in denominations as provided in the [Series Name] Indenture Supplement, subject to certain limitations therein set forth.]
Notwithstanding any other provisions herein or in the Indenture, a Holder of this Note will have the right, which is absolute and unconditional, to receive payment of the principal of and interest on this Note on the Stated Maturity Date and to institute suit for the enforcement of any such payment, and such right will not be impaired without the consent of the Holder; provided, however, that notwithstanding any other provision of the Indenture to the contrary, the obligation to pay principal of or interest on this Note or any other amount payable to the Holder will be without recourse to the Administrator, the Servicer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary or any Affiliate (other than the Issuer), officer, employee or director of any of them, and the obligation of the Issuer to pay principal of or interest on this Note or any other amount payable to the Holder will be limited to amounts available from the Trust Estate and subject to the priority of payment set forth in the Indenture.
Notwithstanding any other terms of the Indenture or this Note, the obligations of the Issuer hereunder are limited recourse obligations of the Issuer, payable solely from the Trust Estate, and following realization of the Trust Estate and application of the proceeds thereof in accordance with the terms of the Indenture, the Holder hereof shall not be entitled to take any further steps to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished and shall not thereafter revive. No Holder of this Note shall have recourse for the payment of any amount owing in respect of this Note or the Indenture or for any action or inaction of the Issuer against any officer, director, employee, shareholder, stockholder or incorporator of the Issuer or any of their successors or assigns for any amounts payable under this Note or the Indenture. The foregoing provisions of this Note shall not (i) prevent recourse to the Trust Estate for the sums due or to become due under any security, instrument or agreement which is part of the Trust Estate, (ii) save as specifically provided therein, constitute a waiver, release or discharge of any indebtedness or obligation evidenced by this Note or secured by the Indenture, or (iii) limit the right of any Person, to name the Issuer as a party defendant in any proceeding or in the exercise of any other remedy under this Note or the Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against any such Person or entity.

    Exhibit A-4-10

ASSIGNMENT
Social Security or taxpayer I.D. or other identifying number of assignee: ___________________
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:
                (name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, ___________________ attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.
Dated: _________________

    Signature Guaranteed:
    _________________*/
*/NOTICE:    The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of STAMP.

    Exhibit A-4-11

Schedule to Series [    ], Class [__] Note
dated as of [_____], 20[__]
of loanDepot FAMSR Master Trust

[Interim Payment Date] [Payment Date] [Payment Date of Additional Note Balance/Decrease Note Balance	Aggregate Amount of [principal payment] [Funding of VFN Principal Balance Increase] on Class [__] Notes	[Percentage Interest in] Aggregate Note Balance of the Class [__] Notes following [advance/] payment	[Percentage of Interest in] Aggregate Note Balance of this Class [__] Note following [advance/] payment	Note Balance of Note following [advance/] payment

    Exhibit A-4-12

Exhibit B-1

FORM OF TRANSFEREE CERTIFICATE FOR TRANSFERS OF NOTES PURSUANT TO RULE 144A
[***]
EXHIBIT B-1

TRANSFEREE CERTIFICATION

[***]
Exhibit B-1-2

Exhibit B-2

FORM OF TRANSFEREE CERTIFICATE FOR TRANSFER OF NOTES PURSUANT TO REGULATION S
[***]

Exhibit B-2-1

TRANSFEREE CERTIFICATION

[***]
Exhibit B-2-2

Exhibit C-1

AUTHORIZED REPRESENTATIVES OF THE INDENTURE TRUSTEE, CALCULATION AGENT, PAYING AGENT AND
SECURITIES INTERMEDIARY

[***]

    Exhibit C-1-1

Exhibit C-2

AUTHORIZED REPRESENTATIVES OF LOANDEPOT.COM, LLC, AS SERVICER AND AS ADMINISTRATOR
[***]
    Exhibit C-2-1

Exhibit C-3

AUTHORIZED REPRESENTATIVES OF THE ADMINISTRATIVE AGENT

[***]
    Exhibit C-3-1

Exhibit C-4

AUTHORIZED REPRESENTATIVES OF THE ISSUER

[***]

Exhibit C-4-1

Exhibit C-5

AUTHORIZED REPRESENTATIVES OF THE CREDIT MANAGER

[***]

Exhibit C-5-1

Exhibit D
FORM OF CERTIFICATE OF AUTHENTICATION OF INDENTURE TRUSTEE AND AUTHENTICATING AGENT

[***]

Exhibit D-1

Exhibit E
FORM OF INDENTURE SUPPLEMENT
[***]

Exhibit E-1

Exhibit F
FORM OF RISK RETENTION CERTIFICATION

[***]

Exhibit F-1

EXHIBIT G
SUPPLEMENTAL INFORMATION REPORT

[***]

Exhibit G-1

EXHIBIT H

FORM OF NOTICE AND RELEASE OF LIEN

[***]

EXHIBIT H-1

EXHIBIT I
FORM OF FUNDING CERTIFICATION

[***]
EXHIBIT I-1